                                                            UNITED STATES
                                                 SECURITIES AND EXCHANGE COMMISSION
                                                       WASHINGTON, D.C. 20549
                                                              FORM N-PX
                                                ANNUAL REPORT OF PROXY VOTING RECORD
                                                                 OF
                                             REGISTERED MANAGEMENT INVESTMENT COMPANIES

  INVESTMENT COMPANY ACT FILE NUMBER:                              811-2968
  NAME OF REGISTRANT:                                              VANGUARD TRUSTEES' EQUITY FUND
  ADDRESS OF REGISTRANT:                                           PO BOX 2600, VALLEY FORGE, PA 19482
  NAME AND ADDRESS OF AGENT FOR SERVICE:                           HEIDI STAM
                                                                   PO BOX 876
                                                                   VALLEY FORGE, PA 19482
  REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:                          (610) 669-1000
  DATE OF FISCAL YEAR END:                                         OCTOBER 31
  DATE OF REPORTING PERIOD:                                        JULY 1, 2008 - JUNE 30, 2009

  FUND:    VANGUARD INTERNATIONAL VALUE FUND

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  ISSUER:                ABB LTD
  TICKER:                N/A             CUSIP:     H0010V101
  MEETING DATE:          5/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report and                                ISSUER          NO           N/A               N/A
consolidated financial statements, annual financial
statements and the Auditors' reports

PROPOSAL #2.1: Approve the annual report, the                              ISSUER          YES          FOR               FOR
consolidated financial statements, and the annual
financial statements for 2008

PROPOSAL #2.2: Receive the remuneration report [as                         ISSUER          YES          FOR               FOR
per pages 49 55 of the annual report]

PROPOSAL #3.: Grant discharge to the Board of                              ISSUER          YES          FOR               FOR
Directors and the Management

PROPOSAL #4.: Approve to release CHF 650,000,000 of                        ISSUER          YES          FOR               FOR
the legal reserves and allocate those released
reserves to other reserves and to carry forward the
available earnings in the amount of CHF 2,555,479,132

PROPOSAL #5.: Approve to renew ABB Ltd s authorized                        ISSUER          YES          FOR               FOR
share capital in an amount not to exceed CHF
404,000,000, enabling the issuance of up to
200,000,000 ABB Ltd shares with a nominal value of
CHF 2.02, each by not later than 05 MAY 2011, by
amending the Articles of Incorporation with a new

PROPOSAL #6.: Approve: to reduce the share capital of                      ISSUER          YES          FOR               FOR
 CHF 4,692,041,526.70 by CHF 1,114,940,560.80 to CHF
3,577,100,965.90 by way of reducing the nominal value
 of the registered shares from CHF 2.02 by CHF 0.48
to CHF 1.54 and to use the nominal value reduction
amount for repayment to the shareholders; b) to
confirm as a result of the report of the auditors,
that the claims of the creditors are fully covered
notwithstanding the capital reduction; c) to amend
Article 4 Paragraph1 of the Articles of Incorporation
 according to the specified words as per the date of
the entry of the capital reduction in the commercial
register Article 4 Paragraph 1; the share capital of
the Company is CHF 3,577,100,965.90 and is divided
into 2,322,792,835 fully paid registered shares; each
 share has a par value of CHF 1.54; and d) to amend
Article 4bis Paragraphs.1 and 4, and Article 4ter
Paragraph 1 of the Articles of Incorporation,
correspondingly reflecting the reduced nominal value
of the registered shares from CHF 2.02 by CHF 0.48 to
 CHF 1.54, as per the date of the entry of the
capital reduction in the commercial register

PROPOSAL #7.: Approve to modify the By-laws according                      ISSUER          YES          FOR               FOR
 to the reduction of the share capital

PROPOSAL #8.1: Elect Mr. Hubertus Von Gruenberg as a                       ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #8.2: Elect Mr. Roger Agnelli as a Member of                      ISSUER          YES          FOR               FOR
 the Board of Directors

PROPOSAL #8.3: Elect Mr. Louis R. Hughes as a Member                       ISSUER          YES          FOR               FOR
of the Board of Directors

PROPOSAL #8.4: Elect Mr. Hans Ulrich Maerki as a                           ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #8.5: Elect Mr. Michel de Rosen as a Member                       ISSUER          YES          FOR               FOR
of the Board of Directors

PROPOSAL #8.6: Elect Mr. Michael Treschow as a Member                      ISSUER          YES          FOR               FOR
 of the Board of Directors

PROPOSAL #8.7: Elect Mr. Bernd W. Voss as a Member of                      ISSUER          YES          FOR               FOR
 the Board of Directors

PROPOSAL #8.8: Elect Mr. Jacob Wallenberg as a Member                      ISSUER          YES          FOR               FOR
 of the Board of Directors

PROPOSAL #9.: Elect Ernst & Young AG as the Auditors                       ISSUER          YES          FOR               FOR
for FY 2009

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  ISSUER:                ADIDAS AG
  TICKER:                N/A             CUSIP:     D0066B102
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements and Group annual report, and the report
pursuant to Sections 289(4) and 315(4) of the German
Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distribution profit of EUR 237,409,047.08 as follows:
 payment of a dividend of EUR 0.50 per no-par share
EUR 140,651,291.08 shall be carried forward Ex-
dividend and payable date: 08 MAY 20 09

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.1.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Dr. Stefan Jentzsch

PROPOSAL #5.2.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Mr. Igor Landau

PROPOSAL #5.3.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Mr. Willi Schwerdtle

PROPOSAL #5.4.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Mr. Christian Tourres

PROPOSAL #5.5.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Mr. Herbert Kauffmann

PROPOSAL #5.6.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Mr. Alexander Popow

PROPOSAL #6.: Amendment to Section 21(2) of the                            ISSUER          NO           N/A               N/A
Articles of Association in accordance with the
implementation of the Shareholders Rights Act (ARUG)
in respect of proxy-voting instructions being issued
in writing or via fax

PROPOSAL #7.: Amendments to Section 22 of the                              ISSUER          NO           N/A               N/A
Articles of Association in respect of the Chairman of
 the shareholders meeting shall be authorized to
limit share holder questions and remarks to a
reasonable amount of time

PROPOSAL #8.: Resolution on the creation of new                            ISSUER          NO           N/A               N/A
authorized capital and the corresponding amendment to
 the Articles of association, the existing
authorization to increase the share capital by up to
EUR 64,062,500 shall be revoked, the Board of
Managing Directors shall be authorized, with the
consent of the Supervisory Board, to increase the
share capital by up to EUR 50,000,000 through the
issue of new shares against cash payment, during a
period of 5 years [authorized capital 2009/I],
shareholders subscription rights may be excluded for

PROPOSAL #9.: Resolution on the creation of new                            ISSUER          NO           N/A               N/A
authorized capital and the corresponding amendment to
 the Articles of Association, the existing
authorization to increase the share capital by up to
EUR 12,000,000 shall be revoked, the Board of
Managing Directors shall be authorized, with the
consent of the Supervisory Board, to increase the
share capital by up to EUR 25,000,000 through the
issue of new shares against payment in kind, during a
 period of 3 years [authorized capital 200 9/II], the
 Board of Managing Directors shall be authorize d to
decide upon the exclusion of shareholders

PROPOSAL #10.: Renewal of the authorization to                             ISSUER          NO           N/A               N/A
acquire own shares the Company shall be authorized to
 acquire own shares of up to 10% of its share
capital, through the stock exchange at a price not
differing more than 10% from the market price of the
shares or by way o f public repurchase offer at a
price neither more than 10% above, nor more than 20%
below, the market price of the shares, on or before
06 NOV 2010, the Board of Managing Directors shall be
 authorized to offer the shares on the stock exchange
 or to all shareholders, to dispose of the shares in
a manner other than the stock exchange or rights
offering if the shares are sold at a price not
materially below their market price, to use the
shares in connection with mergers or the acquisition
of tangible or intangible assets, to use the shares
for satisfying option and conversion rights or within
 the scope of the Company's stock option plan, and to
 ret ire the shares, furthermore, the Company shall
also be authorized to use the shares for remuneration

PROPOSAL #11.: Authorization to acquire own shares by                      ISSUER          NO           N/A               N/A
 using derivatives in connection with item 10, the
Company shall also be authorized to acquire own
shares by using derivatives at a price neither more
than 10% above, nor more than 20% below, the market
price of the shares, the authorization shall be
limited to up to 5% of the share capital

PROPOSAL #12.: Appointment of the Auditors, audit of                       ISSUER          NO           N/A               N/A
the financial statements for the 2009 FY: KPMG AG,
Frankfurt, review of the interim financial statements
 for the first half of the 2009 FY: KPMG AG, Frankfurt

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  ISSUER:                AIR FRANCE - KLM, ROISSY CHARLES DE GAULLE
  TICKER:                N/A             CUSIP:     F01699135
  MEETING DATE:          7/10/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditors, approves the Company's
financial statements for the YE in 31 MAR 2008 as
presented

PROPOSAL #O.2: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and Auditors, approves the consolidated
financial statements for the said FY, in the form
presented to the meeting

PROPOSAL #O.3: Approve the recommendations of the                          ISSUER          YES          FOR               FOR
Board of Directors and resolves that the income for
the FY be appropriated as follows: EUR
198,182,726.28, the general shareholders meeting
decides to affect the profit to which add the prior
credit retained earnings prior retained earnings: EUR
 15,793,359.10 available total: EUR 213,976,085.38,
legal reserve: EUR 9,909,136.31 dividends: EUR
174,127,181.24 retained earnings : EUR 29,939,767.83
the shareholders will receive a net dividend of EUR
0.58 per share, and will entitle to the 40% deduction
 provided by the france tax code, this dividend will
be paid on 17 JUL 2008, in the event that the Company
 holds some of own shares on such date, the amount of
 the unpaid dividend on such shares shall be
allocated to the retained earnings account, as
required by law, it is reminded that, for the last 3
FY's the dividends paid, were as follows: EUR 0.15
for FY 2004.2005 EUR 0.30 for FY 2005.2006, EUR 0.48

PROPOSAL #O.4: Receive the special reports of the                          ISSUER          YES          FOR               FOR
Auditors on agreements governed by Article L.225.38
of the French Commercial Code, approves said report
and the agreements referred to therein

PROPOSAL #O.5: Approve to renews the appointment of                        ISSUER          YES          FOR               FOR
the KPMG Audit as statutory Auditors for a 6 year
period

PROPOSAL #O.6: Appoint Mr. Denis Marange as the                            ISSUER          YES          FOR               FOR
Deputy Auditor for a 6  years period

PROPOSAL #O.7.: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
trade in the Company's shares on the stock market,
subject to the conditions described below: maximum
purchase price: EUR 60.00 maximum number of shares to
 be acquired: 10% of the share capital, maximum funds
 invested in the share buybacks: EUR 255,186,386.00;
[authority expires at the end of the 18 months
period] and this authorization supersedes the
fraction unused of the authorizations granted by the
shareholders' meeting of 12 JUL 2007 in its
Resolution 5, and to take all necessary measures and
accomplish all necessary formalities

PROPOSAL #E.8: Amend the Article 18 of the Bylaws                          ISSUER          YES          FOR               FOR

PROPOSAL #E.9: Grant full powers to the bearer of an                       ISSUER          YES          FOR               FOR
original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed bylaw

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  ISSUER:                ALLIANZ SE, MUENCHEN
  TICKER:                N/A             CUSIP:     D03080112
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the approved Annual                          ISSUER          NO           N/A               N/A
Financial Statements and the approved Consolidated
Financial Statements as of and for the fiscal year
ended December 31, 2008, and of the Management
Reports for Allianz SE and for the Group, the
Explanatory Report on the information pursuant to
paragraph 289 (4), paragraph 315 (4) of the German
Commercial Code (Handelsgesetzbuch) as well as the
Report of the Supervisory Board for the fiscal year

PROPOSAL #2.: Appropriation of net earnings                                ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approval of the actions of the members                       ISSUER          YES          FOR               FOR
of the Management Board

PROPOSAL #4.: Approval of the actions of the members                       ISSUER          YES          FOR               FOR
of the Supervisory Board

PROPOSAL #5.: By-election to the Supervisory Board                         ISSUER          YES          FOR               FOR

PROPOSAL #6.: Authorization to acquire treasury                            ISSUER          YES          FOR               FOR
shares for trading purposes

PROPOSAL #7.: Authorization to acquire and utilize                         ISSUER          YES          FOR               FOR
treasury shares for other purposes

PROPOSAL #8.: Authorization to use derivatives in                          ISSUER          YES          FOR               FOR
connection with the acquisition of treasury shares
pursuant to Paragraph 71 (1) no. 8 of the German
Stock Corporation Act (Aktiengesetz)

PROPOSAL #9.: Amendment to the Statutes in accordance                      ISSUER          YES          FOR               FOR
 with Paragraph 67 German Stock Corporation Act
(Aktiengesetz)

PROPOSAL #10.A: Other amendments to the Statutes:                          ISSUER          YES          FOR               FOR
Cancellation of provisions regarding the first
Supervisory Board

PROPOSAL #10.B: Other amendments to the Statutes:                          ISSUER          YES          FOR               FOR
Anticipatory resolutions on the planned Law on the
Implementation of the Shareholder Rights Directive
(Gesetz zur Umsetzung der Aktionaersrechterichtlinie)

PROPOSAL #11.: Approval of control and profit                              ISSUER          YES          FOR               FOR
transfer agreement between Allianz SE and Allianz
Shared Infrastructure Services SE

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  ISSUER:                AMERICA MOVIL, S.A.B. DE C.V.
  TICKER:                AMX             CUSIP:     02364W105
  MEETING DATE:          4/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I: APPOINTMENT OR, AS THE CASE MAY BE,                           ISSUER          YES        AGAINST           AGAINST
REELECTION OF THE MEMBERS OF THE BOARD OF DIRECTORS
OF THE COMPANY THAT THE HOLDERS OF THE SERIES L
SHARES ARE ENTITLED TO APPOINT. ADOPTION OF
RESOLUTION THEREON.

PROPOSAL #II: APPOINTMENT OF DELEGATES TO EXECUTE                          ISSUER          YES          FOR             AGAINST
AND, IF APPLICABLE, FORMALIZE THE RESOLUTIONS ADOPTED
 BY THE MEETING. ADOPTION OF RESOLUTIONS THEREON.

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  ISSUER:                ANHEUSER-BUSCH INBEV SA, BRUXELLES
  TICKER:                N/A             CUSIP:     B6399C107
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Management report by the Board of                            ISSUER          NO           N/A               N/A
Directors on the accounting year ending on 31 DEC 2008

PROPOSAL #2.: Report by the Statutory Auditor on the                       ISSUER          NO           N/A               N/A
accounting year ending on 31 DEC 2008

PROPOSAL #3.: Communication of the consolidated                            ISSUER          NO           N/A               N/A
annual accounts relating to the accounting year
ending on 31 DEC 2008

PROPOSAL #4.: Approve the statutory annual accounts                        ISSUER          NO           N/A               N/A
relating to the accounting year ended on 31 DEC 2008,
 including the allocation of the result the dividend
will be payable as from 05 MAY 2009

PROPOSAL #5.: Grant discharge to the Directors for                         ISSUER          NO           N/A               N/A
the performance of their duties during the accounting
 year ending on 31 DEC 2008

PROPOSAL #6.: Grant discharge to the Statutory                             ISSUER          NO           N/A               N/A
Auditor for the performance of his duties during the
accounting year ending on 31 DEC 2008

PROPOSAL #7.A: Amend the Executive remuneration                            ISSUER          NO           N/A               N/A
policy, applicable as from 2009, this document can be
 reviewed as indicated at the end of this notice

PROPOSAL #7.B: Approve the specific one-time granting                      ISSUER          NO           N/A               N/A
 of stock options and shares

PROPOSAL #8.A: Approve to change the control                               ISSUER          NO           N/A               N/A
provisions relating to the emtnprogram

PROPOSAL #8.B: Approve to change of control                                ISSUER          NO           N/A               N/A
provisions relating to the US dollar notes

PROPOSAL #9.A: Special report by the Board of                              ISSUER          NO           N/A               N/A
Directors on the issuance of subscription rights and
the exclusion of the preference right of the existing
 shareholders in favour of specific persons, drawn up
 in accordance with Articles 583,596 and 598 of the
companies code

PROPOSAL #9.B: Special report by the statutory                             ISSUER          NO           N/A               N/A
Auditor on the exclusion of the preference right of
the existing shareholders in favour of specific
persons, Drawn up in accordance with Articles 596 and
 598 of the companies code

PROPOSAL #9.C: Approve the excluding the preference                        ISSUER          NO           N/A               N/A
right of the existing shareholders in relation to the
 issuance of subscription rights in favour of all
current directors of the Company, as well as former
Directors of the company, as identified in the report
 referred under item(a) as specified

PROPOSAL #9.D: Approve the issuance of a maximum                           ISSUER          NO           N/A               N/A
number of 1,250,000 subscription rights and
determining their terms and conditions [as such terms
 and conditions are appended to report referred under
 item (a) above]

PROPOSAL #9.E: Approve to increase the capital of the                      ISSUER          NO           N/A               N/A
 Company, under the condition precedent and to the
extent of the exercise of the subscription rights,
for a maximum amount equal to the number of
subscription rights multiplied by their exercise
price and allocation of the issuance premium to an
account not available for distribution

PROPOSAL #9.F.i: Authorize the nomination Committee                        ISSUER          NO           N/A               N/A
to determine the effective total number of
subscription rights to be offered and the individual
number of subscription rights to be offered to each
of the Directors and former Directors

PROPOSAL #9.Fii: Authorize the two Directors acting                        ISSUER          NO           N/A               N/A
jointly to have recorded by notarial deed the
exercise of the subscription rights, the
corresponding increase of the capital, the number of
new shares issued, the resulting modification to the
Articles of Association and the allocation of the
issuance premium to an account not available for

PROPOSAL #10.A: Special report by the Board of                             ISSUER          NO           N/A               N/A
Directors on the authorized capital, drawn up in
accordance with article 604 of the Companies code

PROPOSAL #10.B: Approve to cancel the unused portion                       ISSUER          NO           N/A               N/A
of the existing authorized capital, granting a new
authorization to the Board of Directors to increase
the capital in accordance with Article 6 of the
Articles of Association, in one or more transactions,
 by the issuance of a number of shares, or financial
instruments giving right to a number of shares, which
 will represent not more than 3pct of the shares
issued as at 28 APR 2009, and modifying Article 6 of
the articles of Association accordingly; such
authorization is granted for a period of five years
as from the date of publication of this modification
to the Articles of Association in the belgian state
journal [moniteur belge belgisch staatsblad]

PROPOSAL #11.: Authorize the Board of Directors to                         ISSUER          NO           N/A               N/A
purchase the company's own shares, as such
authorization and its terms and conditions are
provided for by Article 10, indent 1, of the Articles
 of Association, and amending Article 10, indent 2 of
 the Articles of Association accordingly; such
authorization is granted for a period of five years
as from 28 APR 2009

PROPOSAL #12.: Authorize Mr. Benoit Loore, VP legal                        ISSUER          NO           N/A               N/A
Corporate, with power to substitute and without
prejudice to other delegtions of powers to the extent
 applicable, for (i) the restatements of the Articles
 of Association as a result of all changes referred
to above, the signing of the restated Articles of
Association and their filings with the clerk's office
 of the commercial court of brussels,(ii) the filing
with the same clerk's office of the resolutions
referred under item 8 above and (iii) any other
filings and publication formalities in relation to
the above resolution

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  ISSUER:                ARCELORMITTAL SA LUXEMBOURG
  TICKER:                N/A             CUSIP:     L0302D129
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the decision to (i) renew for a                      ISSUER          NO           N/A               N/A
 5-year period the authorized share capital of EUR
7,082,460,000 represented by 1,617,000,000 shares
without nominal value, compared to the Company's
issued share capital of EUR 6,345,859,399.86
represented by 1,448,826,347 shares without nominal
value, representing a potential maximum increase in
the Company's issued share capital of 168,173,653 new
 shares, and (ii) authorize the Board of Directors of
 the Company to issue, within the limit of such
authorized share capital, new shares for various
types of transactions and to amend Article 5.5 of the
 Articles of Association of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ARCELORMITTAL SA LUXEMBOURG
  TICKER:                N/A             CUSIP:     L0302D129
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Management report of the                         ISSUER          NO           N/A               N/A
Board of Directors and the report of the Independent
Company Auditor, approves the consolidated financial
statements for the FY 2008 in their entirety, with a
resulting consolidated net income of EUR 10,439
millions

PROPOSAL #2.: Receive the management report of the                         ISSUER          NO           N/A               N/A
Board of Directors and the report of the Independent
Company Auditor, approves the Parent Company Annual
Accounts for the FY 2008 in their entirety, with a
resulting profit for Arcelor Mittal as Parent Company
 of the Arcelor Mittal group of EUR 19,093,961,939
[established in accordance with the laws and
regulations of the Grand-Duchy of Luxembourg, as
compared to the consolidated net income of EUR 10,439
 millions established in accordance with
International Financial Reporting Standards as
adopted in the European Union, the subject of the

PROPOSAL #3.: Acknowledge the results to be allocated                      ISSUER          NO           N/A               N/A
 and distributed amount to EUR 28,134,244,719, from
which EUR 105,278,200 must be allocated to the legal
reserve and EUR 395,657,429 must be allocated to the
reserve for shares held in treasury

PROPOSAL #4.: Approve to allocate the results of the                       ISSUER          NO           N/A               N/A
Company based on the Parent Company Annual Accounts
for the FY 2008 as specified, dividends are paid in
equal quarterly installments of EUR 0.1875 [gross]
per share, a first installment of dividend of EUR
0.1875 [gross] per share has been paid on 16 MAR 2009

PROPOSAL #5.: Approve to set the amount of annual                          ISSUER          NO           N/A               N/A
Directors compensation and attendance fees to be
allocated to the Members of the Board of Directors at
 USD 2,870,634

PROPOSAL #6.: Grant discharge to the Directors for FY                      ISSUER          NO           N/A               N/A
 2008

PROPOSAL #7.: Acknowledge the end of mandate for                           ISSUER          NO           N/A               N/A
Messrs. Michel Marti;  Sergio Silva de Freitas;
Wilbur L. Ross; Narayanan Vaghul; Francois Pinault;
and Jean-Pierre Hansen

PROPOSAL #8.: Re-elect Mr. Narayanan Vaghul, residing                      ISSUER          NO           N/A               N/A
 at 63 First Main Road Flat no. 3, R A Puram,
Chennai, India, for a three-year mandate, in
accordance with Article 8.3 of the Company's Articles
 of Association, which mandate shall terminate on the
 date of the general meeting of shareholders to be

PROPOSAL #9.: Re-elect Mr. Wilbur L. Ross, residing                        ISSUER          NO           N/A               N/A
at 328 El Vedado Road, Palm Beach, Florida 33480-
4736, United States of America, for a three-year
mandate, in accordance with Article 8.3 of the
Company's Articles of Association, which mandate
shall terminate on the date of the general meeting of
 shareholders to be held in 2012

PROPOSAL #10.: Re-elect Mr. Francois Pinault,                              ISSUER          NO           N/A               N/A
residing at 48, rue de Bourgogne, 75007 Paris,
France, for a three-year mandate, in accordance with
Article 8.3 of the Company's Articles of Association,
 which mandate shall terminate on the date of the
general meeting of shareholders to be held in 2012

PROPOSAL #11.: Approve to cancel with effect as of                         ISSUER          NO           N/A               N/A
this General Meeting the authorization granted to the
 Board of Directors by the general meeting of
shareholders held on 13 MAY 2008 with respect to the
share buy-back programme and decides to authorize,
effective immediately after this General Meeting, the
 Board of Directors of the Company, with option to
delegate, and the corporate bodies of the other
companies in the Arcelor Mittal group referred to in
Article 49bis of the Luxembourg law of 10 AUG 1915 on
 commercial companies, as amended [the Law], to
acquire and sell shares in the Company in accordance
with the Law and for all purposes authorized or which
 may come to be authorized by the laws and
regulations in force, including but not limited to
entering into off-market and over-the-counter
transactions and to acquire shares in the Company
through derivative financial instruments. Euro next
markets of Amsterdam, Paris, and Brussels -
Luxembourg Stock Exchange - Spanish stock exchanges
of Barcelona, Bilbao, Madrid and Valencia In
accordance with the laws transposing Directive
2003/6/EC of 28 January 2003 and EC Regulation
2273/2003 of 22 December 2003, acquisitions,
disposals, exchanges, contributions and transfers of
shares may be carried out by all means, on or off the
 market, including by a public offer to buy back
shares or by the use of derivatives or option
strategies. The fraction of the capital acquired or
transferred in the form of a block of shares may
amount to the entire program. Such transactions may
be carried out at any time, including during a tender
 offer period, in accordance with applicable laws and
 regulations. New York Stock Exchange Any share buy-
backs on the New York Stock Exchange should be
performed in compliance with Section 10[b] of the
Securities Exchange Act of 1934, as amended [the
Exchange Act], Rule 10b-5 promulgated there under,
and Section 9[a][2] of the Exchange Act. The
authorization is valid for a period of eighteen [18]
months or until the date of its renewal by a
resolution of the general meeting of shareholders if
such renewal date is prior to such period. The
maximum number of shares that can be acquired is the
maximum allowed by the Law in such a manner that the
accounting par value of the Company's shares held by
the Company [or other ArcelorMittal group companies
referred to in Article 49bis of the Law] may not in
any event exceed 10% of its subscribed share capital.
 The purchase price per share to be paid in cash
shall not represent more than 125% of the trading
price of the shares on the New York Stock Exchange
and on the Euro next European markets on which the
Company is listed, the Luxembourg Stock Exchange or
the Spanish stock exchanges of Barcelona, Bilbo,
Madrid and Valencia, depending on the market on which
 the purchases are made, and no less than one Euro.
For off-market transactions, the maximum purchase
price shall be 125% of the price on the Euro next
European markets where the Company is listed. The

PROPOSAL #12.: Appoint Deloitte S.A., with registered                      ISSUER          NO           N/A               N/A
 office at 560, rue de Neudorf, L-2220 Luxembourg,
G.D. Luxembourg, as independent Company Auditor for
the purposes of an Independent Audit of the Parent
Company Annual Accounts and the Consolidated
Financial Statements for the financial year 2009

PROPOSAL #13.: Authorize the Board of Directors to:                        ISSUER          NO           N/A               N/A
[a] implement the payment of bonuses in relation to
financial years 2008 and 2009 to eligible employees
of the Company partly in shares of the Company [up to
 40%], with the balance to be paid in cash, provided
that the maximum number of shares allocated to
employees in connection therewith shall not exceed
five million [5,000,000] shares in total, which may
either be newly issued shares or shares held in
treasury; and [b] do or cause to be done all such
further acts and things as the Board of Directors may
 determine to be necessary or advisable in order to
implement the content and purpose of this resolution.
 The General Meeting further acknowledges that the
maximum total number of five million [5,000,000]
shares for this purpose represents less than zero
point four per cent [0.4%] of the Company's current
issued share capital

PROPOSAL #14.: Approve the Long-Term Incentive Plan                        ISSUER          NO           N/A               N/A
2009-2018 which will cover the period from and
including financial year 2009 to and including
financial year 2018 [the LTIP], a copy of which is
available to shareholders on request from the
Company's Investor Relations department whose contact
 details are provided at the end of this convening
notice; [b] delegate to the Board of Directors the
power to issue share options or other equity-based
awards and incentives to all eligible employees under
 the LTIP for a number of Company's shares not
exceeding eight million five hundred thousand
[8,500,000] options on fully paid-up shares, which
may either be newly issued shares or shares held in
treasury, during the period from this General Meeting
 until the general meeting of shareholders to be held
 in 2010 [defined as the Cap], provided, that the
share options will be issued at an exercise price
that shall not be less than the average of the
highest and the lowest trading price on the New York
Stock Exchange on the day immediately prior to the
grant date, which date shall be decided by the Board
of Directors and shall be within the respective
periods specified in the LTIP; [c] delegate to the
Board of Directors the power to decide and implement
any increase in the Cap by the additional number
necessary to preserve the rights of the option
holders in the event of a transaction impacting the
Company's share capital; and [d] do or cause to be
done all such further acts and things as the Board of
 Directors may determine to be necessary or advisable
 in order to implement the content and purpose of
this resolution; the General Meeting further
acknowledges that the Cap represents less than zero
point six per cent [0.6%] of the Company's current
issued share capital on a diluted basis

PROPOSAL #15.: Authorize the Board of Director to                          ISSUER          NO           N/A               N/A
decide the implementation of Employee Share Purchase
Plan 2009 reserved for all or part of the employees
of all or part of the Companies comprised within the
scope of consolidation of consolidated financial
statements for a maximum number of two million five
hundred thousand share; and for the purposes of the
implementation of ESPP 2009, issue new shares within
the limits of the authorized share capital and /or
deliver treasury shares up to a maximum of 2 million
five hundred thousand fully paid-up shares during the
 period from this general meeting to the general
meeting of shareholders to be held in 2010; and do or
 cause to be done all such further acts and things as
 the Board of Directors may determine to be necessary
 or advisable in order to implement the content and
purpose of this resolution; general meeting further
acknowledges that the maximum total number of two
million five hundred thousand shares of the Company
as indicated above for the implementation of the ESPP
 2009 represent less than zero point two percent of
the Company's current issued share capital on a
diluted basis

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ARCELORMITTAL SA LUXEMBOURG
  TICKER:                N/A             CUSIP:     L0302D129
  MEETING DATE:          6/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the decision to (i) renew for a                      ISSUER          NO           N/A               N/A
 5-year period the authorized share capital of EUR
7,082,460,000 represented by 1,617,000,000 shares
without nominal value, compared to the Company's
issued share capital of EUR 6,345,859,399.86
represented by 1,448,826,347 shares without nominal
value, representing a potential maximum increase in
the Company's issued share capital of 168,173,653 new
 shares, and (ii) authorize the Board of Directors of
 the Company to issue, within the limit of such
authorized share capital, new shares for various
types of transactions and to amend Article 5.5 of the
 Articles of Association of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ASSOCIATED BRIT FOODS LTD
  TICKER:                N/A             CUSIP:     G05600138
  MEETING DATE:          12/5/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts and the reports of                      ISSUER          YES          FOR               FOR
 the Directors and the Auditors thereon for the YE 13
 SEP 2008

PROPOSAL #2.: Receive and approve the Directors'                           ISSUER          YES          FOR               FOR
remuneration report for the YE 13 SEP 2008

PROPOSAL #3.: Approve to pay a dividend of 13.5p per                       ISSUER          YES          FOR               FOR
ordinary share on 09 JAN 2009 to holders of ordinary
shares on the register of shareholders of the Company
 at the close of business on 05 DEC 2008

PROPOSAL #4.: Elect Mr. Charles James Francis                              ISSUER          YES          FOR               FOR
Sinclair as a Director

PROPOSAL #5.: Re-elect Mr. Willard Gordon Galen                            ISSUER          YES          FOR               FOR
Weston as a Director

PROPOSAL #6.: Re-elect Mr. Martin Gardiner Adamson as                      ISSUER          YES          FOR               FOR
 a Director

PROPOSAL #7.: Re-elect Mr. John George Bason as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #8.: Re-elect Mr. George Garfield Weston as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #9.: Re-appoint KPMG Audit Plc as the                             ISSUER          YES          FOR               FOR
Auditors of the Company to hold office from the
conclusion of this meeting until the conclusion of
the next general meeting at which the accounts are
laid before the shareholders, and authorize the
Directors to determine their remuneration

PROPOSAL #10.: Authorize the Directors, in accordance                      ISSUER          YES          FOR               FOR
 with Section 80 of the Companies Act 1985, to allot
relevant securities [Section 80(2) of that Act] up to
 a maximum of 263 million ordinary shares of 5 15/22p
 each; [Authority expires on 04 DEC 2013]; and the
Directors may allot relevant securities after the
expiry of this authority in pursuance of such an
offer or agreement made prior to such expiry

PROPOSAL #S.11: Authorize the Directors, pursuant to                       ISSUER          YES          FOR               FOR
Section 95 of the Companies Act 1985, to allot equity
 securities [Section 94(2) of the Act] for cash
pursuant to the authority conferred by Resolution 10,
 disapplying the statutory pre-emption rights
[Section 89(1) of the Act], provided that this power
is limited to the allotment of equity securities: i)
in connection with a rights issue, open offer or
other offer of securities in favor of ordinary
shareholders; ii) up to an aggregate of 39 million
ordinary shares of 5 15/22p each; [Authority expires
the earlier upon the date of the next AGM of the
Company after passing of this resolution or 31 DEC
2009]; and the Directors may allot equity securities
after the expiry of this authority in pursuance of
such an offer or agreement made prior to such expiry

PROPOSAL #S.12: Amend the Articles of Association of                       ISSUER          YES          FOR               FOR
the Company as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ASTRAZENECA PLC
  TICKER:                N/A             CUSIP:     G0593M107
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Company's accounts and the                       ISSUER          YES          FOR               FOR
reports of the Directors and the Auditor for the YE
31 DEC 2008

PROPOSAL #2.: Approve to confirm the first interim                         ISSUER          YES          FOR               FOR
dividend of USD 0.55 [27.8 pence, 3.34 SEK] per
ordinary share and confirm the final dividend for
2008, the second interim dividend of USD 1.50 [104.8
pence, SEK 12.02] per ordinary share

PROPOSAL #3.: Re-appoint KPMG Audit Plc, London as                         ISSUER          YES          FOR               FOR
the Auditor

PROPOSAL #4.: Authorize the Directors to agree the                         ISSUER          YES          FOR               FOR
remuneration of the Auditor

PROPOSAL #5.A: Elect Mr. Louis Schweitzer as a                             ISSUER          YES          FOR               FOR
Director in accordance with Article 65 of the
Company's Articles of Association, who will retire at
 the AGM in 2010

PROPOSAL #5.B: Elect Mr. David Brennan as a Director                       ISSUER          YES          FOR               FOR
in accordance with Article 65 of the Company's
Articles of Association, who will retire at the AGM
in 2010

PROPOSAL #5.C: Elect Mr. Simon Lowth as a Director in                      ISSUER          YES          FOR               FOR
 accordance with Article 65 of the Company's Articles
 of Association, who will retire at the AGM in 2010

PROPOSAL #5.D: Elect Mr. Bo Angelin as a Director in                       ISSUER          YES          FOR               FOR
accordance with Article 65 of the Company's Articles
of Association, who will retire at the AGM in 2010

PROPOSAL #5.E: Elect Mr. John Buchanan as a Director                       ISSUER          YES          FOR               FOR
in accordance with Article 65 of the Company's
Articles of Association, who will retire at the AGM
in 2010

PROPOSAL #5.F: Elect Mr. Jean Philippe Courtois as a                       ISSUER          YES          FOR               FOR
Director in accordance with Article 65 of the
Company's Articles of Association, who will retire at
 the AGM in 2010

PROPOSAL #5.G: Elect Mr. Jane Henney as a Director in                      ISSUER          YES          FOR               FOR
 accordance with Article 65 of the Company's Articles
 of Association, who will retire at the AGM in 2010

PROPOSAL #5.H: Elect Mr. Michele Hooper as a Director                      ISSUER          YES          FOR               FOR
 in accordance with Article 65 of the Company's
Articles of Association, who will retire at the AGM
in 2010

PROPOSAL #5.I: Elect Mr. Rudy Markham as a Director                        ISSUER          YES          FOR               FOR
in accordance with Article 65 of the Company's
Articles of Association, who will retire at the AGM

PROPOSAL #5.J: Elect Ms. Dame Nancy Rothwell as a                          ISSUER          YES          FOR               FOR
Director in accordance with Article 65 of the
Company's Articles of Association, who will retire at
 the AGM in 2010

PROPOSAL #5.K: Elect Ms. John Varley as a Director in                      ISSUER          YES          FOR               FOR
 accordance with Article 65 of the Company's Articles
 of Association, who will retire at the AGM in 2010

PROPOSAL #5.L: Elect Mr. Marcus Wallenberg as a                            ISSUER          YES          FOR               FOR
Director in accordance with Article 65 of the
Company's Articles of Association, who will retire at
 the AGM in 2010

PROPOSAL #6.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #7.: Authorize the Company and make                               ISSUER          YES          FOR               FOR
donations to Political Parties to make donations to
Political Organizations other than political parties;
 and incur political expenditure during the period
commencing on the date of this resolution and ending
on the date the of the Company's AGM, provided that
in each case any such donation and expenditure made
by the Company or by any such subsidiary shall not
exceed USD 250,000 per Company and together with
those made by any subsidiary and the Company shall
not exceed in aggregate USD 250,000, as specified

PROPOSAL #8.: Authorize the Director to allot new                          ISSUER          YES          FOR               FOR
shares by Article 7.1 of the Company's Article of
Association renewed by the period commencing on the
date of the AGM of the Company in 2010 or, if earlier
 , on 30 JUN 2010, and such period the Section 80
amount shall be USD 120,636,176

PROPOSAL #S.9: To Authorise the directors to disapply                      ISSUER          YES          FOR               FOR
 pre-emption rights.

PROPOSAL #S.10: Authorize the Company for the purpose                      ISSUER          YES          FOR               FOR
 of Section 166 of the Companies Act 1985, to make
market purchases [Section 163 of the Companies Act
1985] of ordinary shares of USD 0.25 each in the
capital of the Company provided that: the maximum
number of shares which may be purchased is
144,763,412 the minimum price [exclusive of expenses]
 which may be paid for share is USD 0.25 the maximum
price which may be paid for a share is an amount
equal to 105% of the average of the middle market
values of the Company's ordinary shares as derived
from the daily official list of the London Stock
Exchange for the 5 business days immediately
preceding the day on which such share is contracted
to be purchased [authority expires the earlier of the
 conclusion of the AGM of the Company in 2010 or 30
JUN 2010]; except in relation to the purchase of
shares the contract for which was concluded before
the expiry of such authority and which might be
executed wholly or partly after such expiry

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AUSTRALIA & NEW ZEALAND BANKING GROUP LTD, MELBOUR
  TICKER:                N/A             CUSIP:     Q09504137
  MEETING DATE:          12/18/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report, financial                         ISSUER          NO           N/A               N/A
report and the reports of the Directors and the
Auditor for the YE 30 SEP 2008

PROPOSAL #2.: Approve, purposes of ASX Listing Rules                       ISSUER          YES          FOR               FOR
7.1 and 7.4, the issue or intended issue of the
securities by the Company, as specified

PROPOSAL #3.: Adopt the remuneration report for the                        ISSUER          YES          FOR               FOR
YE 30 SEP 2008

PROPOSAL #4.: Grant 700,000 options to Mr. Michael                         ISSUER          YES          FOR               FOR
Smith, the Managing Director and the Chief Executive
Officer of the Company, on the terms as specified

PROPOSAL #5.: Approve to increase the maximum annual                       ISSUER          YES          FOR               FOR
aggregate amount of the remuneration [within the
meaning of the Company's Constitution] that Non-
Executive Directors are entitled to be paid for their
 services as Directors out of the funds of the
Company under rule 10.2(a) of the Constitution by AUD
 500,000 and fixed at AUD 3,500,000

PROPOSAL #6.a: Elect Mr. R.J. Reeves as a Director                         ISSUER          YES                          AGAINST

PROPOSAL #6.b: Elect Mr. P.A.F. Hay as a Director,                         ISSUER          YES          FOR               FOR
who retires in accordance with the Company's

PROPOSAL #6.c: Re-elect Mr. C.B. Goode as a Director,                      ISSUER          YES          FOR               FOR
 who retires in accordance with the Company's
Constitution

PROPOSAL #6.d: Elect Ms. A.M. Watkins as a Director,                       ISSUER          YES          FOR               FOR
who retires in accordance with the Company's
Constitution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AVIVA PLC, LONDON
  TICKER:                N/A             CUSIP:     G0683Q109
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report and the                            ISSUER          YES          FOR               FOR
accounts

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect Mr. Mark Hodges                                        ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect Ms. Euleen Goh                                         ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Ms. Mary Francis                                    ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Ms. Carole Piwnica                                  ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. Russell Walls                                   ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-elect Mr. Richard Karl Goeltz                             ISSUER          YES          FOR               FOR

PROPOSAL #9.: Re-appoint Ernst and Young LLP                               ISSUER          YES          FOR               FOR

PROPOSAL #10.: Authorize the Directors to determine                        ISSUER          YES          FOR               FOR
the Auditors remuneration

PROPOSAL #11.: Approve to increase the authorized                          ISSUER          YES          FOR               FOR
share capital of the Company

PROPOSAL #12.: Authorize the Directors to allot                            ISSUER          YES          FOR               FOR
relevant securities subject to the restrictions set
out in the resolution

PROPOSAL #S.13: Approve the renewal of the authority                       ISSUER          YES          FOR               FOR
to make non pre emptive share allotments

PROPOSAL #14.: Approve the Directors' remuneration                         ISSUER          YES          FOR               FOR
report

PROPOSAL #S.15: Approve to call the general meetings                       ISSUER          YES          FOR               FOR
other than AGM on not less than 14 clear days notice

PROPOSAL #16.: Authorize the Company and any                               ISSUER          YES          FOR               FOR
subsidiary Company in the group to make political
donations

PROPOSAL #17.: Authorize the Company to introduce a                        ISSUER          YES          FOR               FOR
Scrip Dividend Scheme

PROPOSAL #S.18: Grant authority for the purchase of                        ISSUER          YES          FOR               FOR
the Company's ordinary shares up to a specified amount

PROPOSAL #S.19: Grant authority for the purchase of                        ISSUER          YES          FOR               FOR
the Company's 8.34% preference shares up to a
specified amount

PROPOSAL #S.20: Grant authority for the purchase of                        ISSUER          YES          FOR               FOR
the Company's 8.38% preference shares up to a
specified amount

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AXA SA, PARIS
  TICKER:                N/A             CUSIP:     F06106102
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements and                        ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #O.2: Approve to accept the consolidated                          ISSUER          YES          FOR               FOR
financial statements and statutory reports

PROPOSAL #O.3: Approve the allocation of income and                        ISSUER          YES          FOR               FOR
dividends of EUR 0.40 per share

PROPOSAL #O.4: Approve the Auditors' special report                        ISSUER          YES          FOR               FOR
regarding related-party transactions

PROPOSAL #O.5: Re-elect Mr. Jacques de Chateauvieux                        ISSUER          YES          FOR               FOR
as the Supervisory Board Member

PROPOSAL #O.6: Re-elect Mr. Anthony Hamilton as a                          ISSUER          YES          FOR               FOR
Supervisory Board Member

PROPOSAL #O.7: Re-elect Mr. Michel Pebereau as a                           ISSUER          YES        AGAINST           AGAINST
Supervisory Board Member

PROPOSAL #O.8: Re-elect Mr. Dominique Reiniche as a                        ISSUER          YES          FOR               FOR
Supervisory Board Member

PROPOSAL #O.9: Elect Mr. Ramon de Oliveira as a                            ISSUER          YES          FOR               FOR
Supervisory Board Member

PROPOSAL #O.10: Grant authority to the repurchase of                       ISSUER          YES        AGAINST           AGAINST
up to 10 % of issued share capital

PROPOSAL #E.11: Grant authority to the capitalization                      ISSUER          YES          FOR               FOR
 of reserves of up to EUR 1 billion for bonus issue
or increase in par value

PROPOSAL #E.12: Grant authority to the issuance of                         ISSUER          YES          FOR               FOR
equity or equity-linked securities with preemptive
rights up to aggregate nominal amount of EUR 2 billion

PROPOSAL #E.13: Grant authority to the issuance of                         ISSUER          YES          FOR               FOR
equity or equity- linked securities without
preemptive rights up to aggregate nominal amount of

PROPOSAL #E.14: Authorize the Board to set issue                           ISSUER          YES          FOR               FOR
price for 10 % of issued capital pursuant to issue
authority without preemptive rights

PROPOSAL #E.15: Authorize the Board to increase                            ISSUER          YES          FOR               FOR
capital in the event of additional demand related to
delegation submitted to shareholder vote items 12 to
14 and 16 to 18

PROPOSAL #E.16: Grant authority to the capital                             ISSUER          YES          FOR               FOR
increase of up to EUR 1 billion for future exchange
offers

PROPOSAL #E.17: Grant authority to the capital                             ISSUER          YES          FOR               FOR
increase of up to 10 % of issued capital for future
acquisitions

PROPOSAL #E.18: Grant authority to the issuance of                         ISSUER          YES          FOR               FOR
equity upon conversion of a subsidiary's equity-
linked securities for up to EUR 1 billion

PROPOSAL #E.19: Approve the issuance of securities                         ISSUER          YES          FOR               FOR
convertible into debt

PROPOSAL #E.20: Approve the Employee Stock Purchase                        ISSUER          YES          FOR               FOR
Plan

PROPOSAL #E.21: Approve the Stock Purchase Plan                            ISSUER          YES          FOR               FOR
reserved for employees of international subsidiaries

PROPOSAL #E.22: Approve the reduction in share                             ISSUER          YES          FOR               FOR
capital via cancellation of repurchased shares

PROPOSAL #E.23: Grant authority to the issuance of                         ISSUER          YES        AGAINST           AGAINST
preferred stock in favor of Axa Assurances IARD
Mutuelle and Axa Assurances Vie Mutuelle for up to
aggregate nominal amount of EUR 1 billion

PROPOSAL #E.24: Grant authority to the issuance of                         ISSUER          YES          FOR               FOR
preferred stock with preemptive rights for up to
aggregate nominal amount of EUR 1 billion

PROPOSAL #E.25: Grant authority to the issuance of                         ISSUER          YES        AGAINST           AGAINST
preferred stock without preemptive rights for up to
aggregate nominal amount of EUR 1 billion

PROPOSAL #E.26: Adopt the new Articles of                                  ISSUER          YES          FOR               FOR
Association, pursuant to items 23 through 25

PROPOSAL #E.27: Grant authority to the filing of                           ISSUER          YES          FOR               FOR
required documents/other formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BAE SYS PLC
  TICKER:                N/A             CUSIP:     G06940103
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to receipt the report and the                        ISSUER          YES          FOR               FOR
accounts

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #3.: Approve the payment of the final                             ISSUER          YES          FOR               FOR
dividend
PROPOSAL #4.: Re-elect Mr. Philip Carroll as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #5.: Re-elect Mr. Ian King as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Mr. Roberto Quarta as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #7.: Re-elect Mr. George Rose as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #8.: Elect Mr. Carl Symon as a Director                           ISSUER          YES          FOR               FOR

PROPOSAL #9.: Re-appoint KPMG Audt plc as the Auditor                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #10.: Authorize the Audit committee to fix                        ISSUER          YES          FOR               FOR
remuneration of Auditors

PROPOSAL #11.: Authorize the Company and its                               ISSUER          YES          FOR               FOR
Subsidiaries to make EU political donations to
political parties and/ or Independent Election
Candidates, to Political Organizations other than
Political  Parties and to Incur EU Political
expenditure up to GBP 100,000

PROPOSAL #12.: Approve to increase the authorized                          ISSUER          YES          FOR               FOR
share capital from GBP 188,750,001  to GBP 218,750,001

PROPOSAL #13.: Grant authority to issue of equity or                       ISSUER          YES          FOR               FOR
equity-linked Securities with pre-emptive rights
Under a general  authority up to aggregate nominal
Amount of GBP 29,396,313 and an Additional Amount
Pursuant to rights issue of up to GBP 29,396,313

PROPOSAL #s.14: Approve, subject to the Passing of                         ISSUER          YES          FOR               FOR
Resolution 13, grant authority to Issue of equity or
equity-linked securities  without Pre-emptive Rights
up to aggregate nominal amount of GBP 4,409,888

PROPOSAL #s.15: Grant authority of 352,791,045                             ISSUER          YES          FOR               FOR
ordinary shares for Market Purchase

PROPOSAL #s.16: Amend the Articles of Association by                       ISSUER          YES          FOR               FOR
Deleting all the Provisions of the Company's
Memorandum of Association which, by virtue of Section
 28 of the Companies Act of 2006, are to be treated
as provisions of the Company's Articles of Association

PROPOSAL #s.17: Approve the general meeting other                          ISSUER          YES          FOR               FOR
than an AGM may be called on not less than 14 clear
days notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO DO BRASIL SA BB BRASIL
  TICKER:                N/A             CUSIP:     P11427112
  MEETING DATE:          9/30/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the protocol and justification                       ISSUER          YES          FOR               FOR
of the merger of Banco Do Estado De Santa Catarina
S.A. Besc and of Besc S.A. Credito Imobiliario Bescri
 by Banco Do Brasil S.A

PROPOSAL #2.1: Approve and ratify the appointment of                       ISSUER          YES          FOR               FOR
KPMG Auditors Independentes, with corporate taxpayer
ID CNPJ MF Number 57.755.217000129, as being
responsible for the preparation of the valuation
reports of Besc and of Bescri at their respective
book worth values

PROPOSAL #2.2: Approve and ratify the appointment of                       ISSUER          YES          FOR               FOR
Bdo Trevisan Auditors Independentes, with corporate
taxpayer ID CNPJ MF Number 52.803.244000106, as being
 responsible for the preparation of the valuation
reports of the net worth of Besc and of Bescri using
the discounted cash flow method

PROPOSAL #2.3: Approve and ratify the appointment of                       ISSUER          YES          FOR               FOR
pricewaterhousecoopers International Services Ltda.,
with corporate taxpayer ID CNPJ MF Number
47.205.646000179, and pricewaterhousecoopers
Corporate Finance and Recovery Ltda., with corporate
taxpayer ID CNPJ MF Number 05.487.514000137, as being
 responsible for the preparation of the valuation
report on Banco Do Brasil S.A., using the quotation
price of the shares on the securities market and
using the discounted cash flow method

PROPOSAL #3: Approve the valuation reports mentioned                       ISSUER          YES          FOR               FOR
in item 2

PROPOSAL #4.: Approve and declare effective the                            ISSUER          YES          FOR               FOR
merger of Besc and Bescri by Banco Do Brasil S.A.
under the terms of the protocol and justification of
the merger, as well as to authorize the
administration of Banco Do Brasil to perform all acts
 that are complementary to the mentioned merger

PROPOSAL #5.: Grant authority to increase the capital                      ISSUER          YES          FOR               FOR
 of Banco Do Brasil as a result of the mergers
mentioned above, through the transfer of the net
assets of the merged Companies to the merging
Company, under the terms of the protocol and
justification of the merger

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO DO BRASIL SA BB BRASIL
  TICKER:                N/A             CUSIP:     P11427112
  MEETING DATE:          11/28/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the protocol and justification                       ISSUER          YES          FOR               FOR
of the merger of Banco Do Estado Do Piaui S.A. BEP,
into Banco Do Brasil S.A

PROPOSAL #2.1: Approve and ratify the appointment of                       ISSUER          YES          FOR               FOR
Deloitte Touche Tohmatsu Consultores Ltda, with
corporate taxpayer ID CNPJ MF Number
02.189.924000103, as being responsible for the
preparation of the valuation report of BEP using the
discounted cash flow method

PROPOSAL #2.2: Approve and ratify the appointment of                       ISSUER          YES          FOR               FOR
Global Auditors Independents, with corporate taxpayer
 ID/CNPJMF Number 03.423.123000395, as being
responsible for the book equity valuation report of
BEP, for the purpose of equity transfer from BEP to BB

PROPOSAL #2.3: Approve and ratify the appointment of                       ISSUER          YES          FOR               FOR
Pricewaterhousecoopers Auditors Independents, with
corporate taxpayer ID/CNPJMF Number 61.562.112001526,
 and of pricewaterhousecoopers Corporate Finance and
Recovery Ltda., with corporate taxpayer ID CNPJMF
Number 5.487.514000137, as being responsible for the
preparation of the valuation report on Banco Do
Brasil S.A., at the quoted price of the shares on the
 stock market and using the discounted cash flow

PROPOSAL #3.: Approve the valuation reports mentioned                      ISSUER          YES          FOR               FOR
 in item 2

PROPOSAL #4.: Approve and declare effective the                            ISSUER          YES          FOR               FOR
merger of BEP into Banco Do Brasil S.A. in accordance
 with the terms of the protocol and justification of
the merger, as well as to authorize the
administration of Banco Do Brasil to do all the acts
that are complementary to the mentioned merger

PROPOSAL #5.: Grant authority to increase the capital                      ISSUER          YES          FOR               FOR
 of Banco Do Brasil as a function of the merger
referred to above, through the transfer of the net
worth of the Company being merged to the Company
carrying out the merger, in accordance with the terms
 of the protocol and justification of the merger

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO DO BRASIL SA BB BRASIL
  TICKER:                N/A             CUSIP:     P11427112
  MEETING DATE:          12/23/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the acquisition by Banco Do                          ISSUER          YES          FOR               FOR
Brasil S.A., of a Corporate shareholder interest
equivalent to 76,262,912 million common shares in
Banco Nossa Caixa S.A., corresponding to 71.25% of
the total share capital and of the voting capital in
the same proportion

PROPOSAL #2.: Ratify the Memorandum of understanding,                      ISSUER          YES          FOR               FOR
 accompanied by the valuation report on Banco Nossa
Caixa S.A., under the terms of Article 256/1 of Law
Number 6404/76 of 15 DEC 1976

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO DO BRASIL SA BB BRASIL, BRASILIA
  TICKER:                N/A             CUSIP:     P11427112
  MEETING DATE:          3/31/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the share capital                        ISSUER          YES          FOR               FOR
of Banco Do Brasil S.A as a result of the corporate
mergers of Banco Do Estado De Santa Catarina S.A BESC
 and BESC S.A Credito Imobiliario 'BESCRI'

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO DO BRASIL SA BB BRASIL, BRASILIA
  TICKER:                N/A             CUSIP:     P11427112
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to decide concerning the                             ISSUER          YES          FOR               FOR
capitalization of the balance recorded in the
expansion reserves and the issuance of new shares

PROPOSAL #2.: Amend the Article 7 of the Corporate                         ISSUER          YES          FOR               FOR
Bylaws

PROPOSAL #3.: Amend the Corporate Bylaws                                   ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO DO BRASIL SA BB BRASIL, BRASILIA
  TICKER:                N/A             CUSIP:     P11427112
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Approve the Board of Directors                               ISSUER          YES          FOR               FOR
financial statements, External Auditors and of the
Finance Committee and documents opinion report
relating to FYE 31 DEC 2008

PROPOSAL #II.: Approve to deliberate on the                                ISSUER          YES          FOR               FOR
destination of the net income from the 2008 exercise
and the dividends distribution

PROPOSAL #III.: Elect the Members of the Board of                          ISSUER          YES        AGAINST           AGAINST
Auditors

PROPOSAL #IV.: Approve to fix the remuneration of the                      ISSUER          YES          FOR               FOR
 Board of Auditors

PROPOSAL #V.: Elect the Members of the Board of                            ISSUER          YES        AGAINST           AGAINST
Directors

PROPOSAL #VI.: Approve to set the overall annual                           ISSUER          YES          FOR               FOR
account of the remuneration of the Members of the
Management bodies

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO SANTANDER SA, SANTANDER
  TICKER:                N/A             CUSIP:     E19790109
  MEETING DATE:          9/22/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, to increase the capital in the                      ISSUER          YES          FOR               FOR
 nominal amount of EUR 71,688,495 by means of the
issuance of 143,376,990 new ordinary shares having a
par value of one-half EUR [0.5] each and an issuance
premium to be determined by the Board of Directors
or, by delegation, the Executive Committee, in
accordance with the provisions of Section 159.1.c] in
 fine of the Companies Law [Lay De Sociedades
Anonimas] no later than on the date of implementation
 of the resolution, for an amount that in all events
shall be between a minimum of 8 EUR and a maximum of
EUR 11.23 per share; the new shares shall be fully
subscribed and paid up by means of in kind
contributions consisting of ordinary shares of the
British Company Alliance & Leicester plc; total
elimination of the pre-emptive rights held by the
shareholders and holders of convertible bonds and
express provision for the possibility of an
incomplete subscription, option, under the provisions
 of Chapter VIII of Title VII and the second
additional provision of the restated text of the
Corporate Income Tax Law [Ley del Impuesto sobre
Sociedadees] approved by Royal Legislative Decree
4/2004, for the special rules therein provided with
respect to the capital increase by means of the in
kind contribution of all the ordinary shares of
Alliance & Leicester plc, and authorize the Board of
Directors to delegate in turn to the Executive
Committee, in order to set the terms of the increase
as to all matters not provided for by the
shareholders at this general meeting, perform the
acts needed for the execution thereof, re-draft the
text of sub-sections 1 and 2 of Article 5 of the By-
Laws to reflect the new amount of share capital,
execute whatsoever public or private documents are
necessary to carry out the increase and, with respect
 to the in kind contribution of the shares of
Alliance & Leicester plc, exercise the option for the
 special tax rules provided for under Chapter VIII of
 Title VII and the second Additional provision of the
 restated text of the Corporate Income Tax Law
approved by Royal Legislative Decree 4/2004,
application to the applicable domestic and foreign
agencies to admit the new shares to trading on the
Madrid, Barcelona, Bilbao, and Valencia stock
exchanges through the stock exchange interconnection
system [Continuous Market] and the foreign stock
exchanges on which the shares of Banco Santander are
listed [London, Milan, Lisbon, Buenos Aires, Mexico,

PROPOSAL #2.: Grant authority to deliver 100 shares                        ISSUER          YES          FOR               FOR
of the Bank to each employee of the Alliance &
Leicester plc Group, as a special bonus within the
framework of the acquisition of Alliance & Leicester
plc, once such acquisition has been completed

PROPOSAL #3.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
interpret, rectify, supplement, execute and further
develop the resolutions adopted by the shareholders
at the general meeting, as well as to delegate the
powers it receives from the shareholders acting at
the general meeting, and grant powers to convert such
 resolutions into notarial instruments

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO SANTANDER SA, SANTANDER
  TICKER:                N/A             CUSIP:     E19790109
  MEETING DATE:          1/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the capital increase in the                          ISSUER          YES          FOR               FOR
nominal amount of EUR 88,703,857.50 by means of the
issuance of 177,407,715 new ordinary shares having a
par value of one-half EUR [0.5] each and an issuance
premium to be determined by the Board of Directors
or, by delegation, the Executive Committee, in
accordance with the provisions of Section 159.1.c in
fine of the Companies Law, no later than on the date
of implementation of the resolution, for an amount
that in all events shall be between a minimum of EUR
7.56 and a maximum of EUR 8.25 per share, the new
shares shall be fully subscribed and paid up by means
 of in kind contributions consisting of ordinary
shares of the Sovereign Bancorp Inc., total
elimination of the pre-emptive rights held by the
shareholders and holders of convertible bonds and
express provision for the possibility of an

PROPOSAL #2.: Grant authority for the delivery of 100                      ISSUER          YES          FOR               FOR
 shares of the Bank to each employee of the Abbey
National Plc Group

PROPOSAL #3.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
interpret, rectify, supplement, execute and further
develop the resolutions adopted by the shareholders
at the General Meeting, as well as to delegate the
powers it receives from the shareholders acting at
the General Meeting, and grant powers to convert such
 resolutions into notarial instruments

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO SANTANDER SA, SANTANDER
  TICKER:                N/A             CUSIP:     E19790109
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts, the                             ISSUER          YES          FOR               FOR
Management report and the Board Management of
Santander and consolidated group

PROPOSAL #2.: Approve the application of the 2008                          ISSUER          YES          FOR               FOR
result

PROPOSAL #3.1: Re-elect Mr. Matias Rodriguez as a                          ISSUER          YES          FOR               FOR
Board Member

PROPOSAL #3.2: Re-elect Mr. Manuel Sotoserrano as a                        ISSUER          YES          FOR               FOR
Board Member

PROPOSAL #3.3: Re-elect Mr. Guillermo De Ladehesa                          ISSUER          YES          FOR               FOR
Romero as a Board Member

PROPOSAL #3.4: Re-elect Mr. Abel Matutes Juan as a                         ISSUER          YES          FOR               FOR
Board Member

PROPOSAL #4.: Re-elect the Auditors                                        ISSUER          YES          FOR               FOR

PROPOSAL #5.: Grant authority for the acquisition of                       ISSUER          YES          FOR               FOR
own shares

PROPOSAL #6.: Authorize the Board to increase the                          ISSUER          YES          FOR               FOR
share capital

PROPOSAL #7.: Authorize the Board to increase the                          ISSUER          YES          FOR               FOR
share capital in the next 3 years 1 or more time sup
to a maximum of 2,038,901,430.50 Euros

PROPOSAL #8.: Authorize the Board to increase the                          ISSUER          YES          FOR               FOR
share capital through the issue of new shares with 0,
 5 E nominal value charged to reserves and without
premium, delegation of powers to issue these shares
and to publish this agreement and listing of these
shares in the corresponding stock Exchanges Markets

PROPOSAL #9.: Authorize the Board to issue bonds,                          ISSUER          YES          FOR               FOR
promissory notes and other fixed income securities
excluding the preferent subscription right

PROPOSAL #10.1: Approve the incentive plan to long                         ISSUER          YES          FOR               FOR
term for the Banco Santander Employees

PROPOSAL #10.2: Approve the Incentive Plan for the                         ISSUER          YES          FOR               FOR
Abbey Employees

PROPOSAL #10.3: Grant authority to deliver 100 shares                      ISSUER          YES          FOR               FOR
 to each Employee of Sovereign

PROPOSAL #11.: Approve to delegate the powers to the                       ISSUER          YES          FOR               FOR
Board

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANK HAPOALIM B M
  TICKER:                N/A             CUSIP:     M1586M115
  MEETING DATE:          8/6/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the update of the annual                             ISSUER          YES        AGAINST           AGAINST
remuneration and meeting attendance fees of all of
the Directors in office from time to time [with the
exception of Directors who are owners of means
controller or their relatives] as follows: annual
remuneration in accordance with the Companies
Regulations from time to time in force in such manner
 that each Director will receive the maximum amount
permitted by law in accordance with the grading of
the Company and expertise of the Director; meeting
attendance fees in accordance with regulations as
aforesaid, 60% of such fee in the event of a meeting
held by means of communications and 50% for a
decision adopted without actual meeting

PROPOSAL #2.: Approve to increase of registered share                      ISSUER          YES          FOR               FOR
 capital by the creation of 2 billion additional
ordinary shares of NIS 1 par value in such manner
that, following the increase, the authorized share
capital will comprise of 4 billion ordinary NIS 1
shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BARCLAYS PLC
  TICKER:                N/A             CUSIP:     G08036124
  MEETING DATE:          11/24/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve an increase in the authorized                        ISSUER          YES        AGAINST           AGAINST
ordinary share capital of the Company

PROPOSAL #2.: Authorize the Directors to allot                             ISSUER          YES        AGAINST           AGAINST
securities

PROPOSAL #3.: Authorize the Directors to allot equity                      ISSUER          YES        AGAINST           AGAINST
 securities for cash for other than on a pro-rata
basis to shareholders and to sell treasury shares

PROPOSAL #4.: Authorize the Directors to allot                             ISSUER          YES        AGAINST           AGAINST
ordinary shares at a discount

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BARCLAYS PLC, LONDON
  TICKER:                N/A             CUSIP:     G08036124
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the reports of the Directors                         ISSUER          YES          FOR               FOR
and Auditors and the audited accounts of the Company
for the YE 31 DEC 2008

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #3.: Re-elect Mr. Simon Fraser as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #4.: Re-elect Mr. Marcus Aglus as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #5.: Re-elect Mr. David Booth as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #6.: Re-elect Sir Richard Broadbent as a                          ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #7.: Re-elect Mr. Richard Leigh Clifford,                         ISSUER          YES          FOR               FOR
A.O. as a Director of the Company

PROPOSAL #8.: Re-elect Mr. Fulvio Conti as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #9.: Re-elect Mr. Robert E Diamond Jr. as a                       ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #10.: Re-elect Sir Andrew Liklerman as a                          ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #11.: Re-elect Mr. Christopher Lucas as a                         ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #12.: Re-elect Sir Michael Rake as a                              ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #13.: Re-elect Mr. Stephen Russell as a                           ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #14.: Re-elect Mr. Frederik Seegers as a                          ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #15.: Re-elect Sir John Sunderland as a                           ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #16.: Re-elect Mr. John Varley as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #17.: Re-elect Mr. Patience Wheatcroft as a                       ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #18.: Re-appoint PricewaterhouseCoopers LLP,                      ISSUER          YES          FOR               FOR
 Chartered accountants and registered Auditors as the
 Auditors of the Company to hold office from the
conclusion of this meeting until the conclusion of
the next AGM at which accounts are laid before the

PROPOSAL #19.: Authorize the Directors to set the                          ISSUER          YES          FOR               FOR
remuneration of the Auditors

PROPOSAL #20.: Authorize the Company, for the purpose                      ISSUER          YES        AGAINST           AGAINST
 of Section 365 of the Companies Act 2006 [ the 2006
Act]] the Company and any company which at any time
during the period for which this resolution has
effect, is a subsidiary of the Company be and are
hereby; a) make political donation to political
organizations not exceeding GBP 25,000 in total; and
b) incur political expenditure not exceeding GBP
100,000 in total, in each case during the period
commencing on the date of this [Authority expires the
 earlier of the conclusion of the next AGM of the
Company to be held in 2010 or 30 JUN 2010], whichever
 is the earlier, provided that the maximum amounts
referred to in a) and b) may consist of sums in any
currency converted into sterling the purposes of this
 resolution, the terms 'political donations'
'political organizations' and 'political expenditure'
 shall have the meanings given to them in Sections
363 to 365 of the 2006 Act

PROPOSAL #21.: Approve to increase the authorized                          ISSUER          YES          FOR               FOR
ordinary share capital of the Company from GBP
3,499,000,000 to GBP 5,249,000,000 by the creation of
 7,000,000,000 new ordinary shares of 25 pence each
in the Company; this resolution is the creation of
new ordinary shares of the Company; this number of
new ordinary shares represents an increase of
approximately 50% of the existing authorized ordinary
 share capital of the Company; the purpose of the
increase in authorized ordinary share capital is
primarily to allow the Company to retain sufficient
authorized, but unissued, ordinary share capital for
general purposes, particularly in view of the
authority sought under Resolution 22 to allot an
amount approximately equal to two-thirds of the
Company's issued share capital in conformity with the
 revised Association of British Insurers [ABI]
guidelines, also bearing in mind the ordinary shares
already committed to be issued as part of the capital
 raising

PROPOSAL #22.: Authorize the Directors Company, in                         ISSUER          YES          FOR               FOR
substitution to allot: a] relevant securities [as
specified in the Companies Act 1985] upon to an
aggregate nominal amount of GBP 738,016,774, USD
77,500,000, GBP 40,000,000 and YEN 4,000,000,000; and
 b] relevant securities comprising equity securities
[as specified in the Companies Act 1985] up to an
aggregate nominal amount of GBP 1,396,033,549 [such
amounts to be reduced by the aggregate amount of
relevant securities issued under above paragraph
[a]of this resolution 22 in connection with an offer
by way of a rights issue]: i] to ordinary
shareholders in proportion [as nearly as may be
practicable to their existing holdings; and ii] to
holders of others equity securities as required by
the rights of those securities or subject to such
rights as the Directors otherwise consider necessary;
 and so that the Directors may impose any limits or
restrictions and make any arrangements which they
consider necessary or appropriate to deal with
treasury shares, fractional entitlements, record
dates, legal regulatory or practical problems in, or
under the laws of, any territory or any other matter;
 [Authority expires earlier at the conclusion of next
 AGM of the Company or 30 JUN 2010]; and the
Directors may allot equity securities after the
expiry of this authority in pursuance of such an
offer or agreement made prior to such expiry

PROPOSAL #S.23: Authorize the Directors, in                                ISSUER          YES          FOR               FOR
substitution and subject to passing of Resolution 22
to allot equity securities [as specified in the
Companies Act 1985] for cash pursuant to the
authority granted by Resolution 22 and/or where the
allotment constitutes an allotment of equity
securities by virtue of Section 94(3A) of the
Companies Act 1985, in each case free of the
restriction in Section 89(1) of the Companies Act
1985, such power to be limited: a] to the allotment
of equity securities in connection with an offer of
equity securities [but in the case of an allotment
pursuant of the authority granted by paragraph b] of
Resolution 22, such power shall be limited to the
allotment equity securities in connection with an
offer by way of a rights issue and]: i] to ordinary
shareholders in proportion [as nearly as may be
practicable to their existing holdings; and ii] to
holders of other equity securities, as required by
the rights of those securities or, subject to such
rights, as the Directors otherwise consider necessary
 and so that the Directors may impose any limits or
restrictions and make any arrangements which they
consider necessary or appropriate to deal with
treasury shares, fractional entitlements, record
dates, legal regulatory or practical problems in, or
under the laws of, any territory or any other matter;
 and b] to the allotment of equity securities
pursuant to the authority granted by paragraph a] of
Resolution 22 and/or an allotment which constitutes
an allotment of equity securities by virtue of
Section 94(3A) of the Companies Act 1985 [in each
case otherwise than the circumstances set out in
paragraph a] of this resolution 23] up to a nominal
amount of GBP 104,702,516 calculated, in the case of
equity securities which are rights to subscribe for,
or to convert securities into, relevant shares [as
specified in the Companies Act 1985] by reference to
the aggregate nominal amount of relevant shares which
 may be allotted pursuant to such rights, [Authority
expires at the conclusion of next AGM of the Company
or 30 JUN 2010] ; and the Directors may allot equity
securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to

PROPOSAL #S.24: Authorize the Company, for the                             ISSUER          YES          FOR               FOR
purpose of generally and unconditionally to make
market purchases [Section 163(3) of the Companies Act
 1985] of up to 837,620,130 ordinary shares of 25p
each in the capital of the Company, at a minimum
price of 25p and not more than 105% above the average
 market value for such shares derived from the London
 Stock Exchange Daily Official List, over the
previous 5 business days; and that stipulated by
Article 5[1] of the buy-back and stabilization
regulation [EC 2273/2003]; and [Authority expires the
 earlier of the conclusion of the next AGM of the
Company or 30 JUN 2010]; the Company, before the
expiry, may make a contract to purchase ordinary
shares which will or may be executed wholly or partly

PROPOSAL #S.25: Authorize the Directors to call                            ISSUER          YES          FOR               FOR
general meetings [other than an AGM] on not less than
 14 clear days' notice [Authority expires at the
earlier of the conclusion of the next AGM of the
Company to be held in 2010 or 30 JUN 2010]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BARRICK GOLD CORP
  TICKER:                N/A             CUSIP:     067901108
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. H. L. Beck as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #1.2: Elect Mr. C. W. D. Birchall as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.3: Elect Mr. D. J. Carty as a Director                         ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #1.4: Elect Mr. G. Cisneros as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #1.5: Elect Mr. M. A. Cohen as a Director                         ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #1.6: Elect Mr. P. A. Crossgrove as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #1.7: Elect Mr. R. M. Franklin as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #1.8: Elect Mr. P. C. Godsoe as a Director                        ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #1.9: Elect Mr. J. B. Harvey as a Director                        ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #1.10: Elect Mr. B. Mulroney as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #1.11: Elect Mr. A. Munk as a Director                            ISSUER          YES          FOR               FOR

PROPOSAL #1.12: Elect Mr. P. Munk as a Director                            ISSUER          YES          FOR               FOR

PROPOSAL #1.13: Elect Mr. A. W. Regent as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #1.14: Elect Mr. S. J. Shapiro as a Director                      ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #1.15: Elect Mr. G. C. Wilkins as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #2.: Appoint PricewaterhouseCoopers LLP as                        ISSUER          YES          FOR               FOR
the Auditors of Barrick and authorize the Directors
to fix their remuneration

PROPOSAL #3.: PLEASE NOTE THAT THIS IS A SHAREHOLDER                       ISSUER          YES        AGAINST             FOR
PROPOSAL: approve the shareholder proposal as
specified in Schedule B to the accompanying
Management proxy circular

PROPOSAL #4.: Any other business                                           ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BASF SE
  TICKER:                N/A             CUSIP:     D06216101
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the Financial                                ISSUER          NO           N/A               N/A
Statements of BASF SE and the BASF Group for the
financial year 2008; presentation of Management's
Analyses of BASF SE and the BASF Group for the
financial year 2008 including the explanatory reports
 on the data according to Section 289 (4) and Section
 315 (4) of the German Commercial Code; presentation
of the Report of the Supervisory Board

PROPOSAL #2.: Adoption of a resolution on the                              ISSUER          YES          FOR               FOR
appropriation of profit

PROPOSAL #3.: Adoption of a resolution giving formal                       ISSUER          YES          FOR               FOR
approval to the actions of the members of the
Supervisory Board

PROPOSAL #4.: Adoption of a resolution giving formal                       ISSUER          YES          FOR               FOR
approval to the actions of the members of the Board
of Executive Directors

PROPOSAL #5.: Election of the auditor for the                              ISSUER          YES          FOR               FOR
financial year 2009

PROPOSAL #6.1.: Appointment of the members of the                          ISSUER          YES          FOR               FOR
Supervisory Board: Prof. Dr. Fran ois Diederich,
Zurich/Switzerland

PROPOSAL #6.2.: Appointment of the members of the                          ISSUER          YES          FOR               FOR
Supervisory Board: Michael Diekmann, Munich

PROPOSAL #6.3.: Appointment of the members of the                          ISSUER          YES          FOR               FOR
Supervisory Board: Franz Fehrenbach, Stuttgart

PROPOSAL #6.4.: Appointment of the members of the                          ISSUER          YES          FOR               FOR
Supervisory Board: Stephen K Green, London

PROPOSAL #6.5.: Appointment of the members of the                          ISSUER          YES          FOR               FOR
Supervisory Board: Max Dietrich Kley, Heidelberg

PROPOSAL #6.6.: Appointment of the members of the                          ISSUER          YES          FOR               FOR
Supervisory Board: Dr. h. c. Eggert Voscherau,
Wachenheim

PROPOSAL #7.: Adoption of a resolution on the removal                      ISSUER          YES          FOR               FOR
 of existing and the creation of new authorized
capital and amendment of the Statutes

PROPOSAL #8.: Adoption of a resolution on the                              ISSUER          YES          FOR               FOR
amendment of Article 10, No. 2 and No. 3, of the
Statutes

PROPOSAL #9.: Remuneration of the first Supervisory                        ISSUER          YES          FOR               FOR
Board of BASF SE

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BAYER AG, LEVERKUSEN
  TICKER:                N/A             CUSIP:     D07112119
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements and group annual report as well as the
report by the Board of Managing Directors and the
proposal for the appropriation of the distributable
profit resolution on the appropriation of the
distributable profit of EUR 1,070,080,515 as follows:
 payment of a dividend of EUR 1.40 per no-par share
the remaining amount shall be carried forward, ex-
dividend and payable date: 13 MAY 2009

PROPOSAL #2.: Ratification of the acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #3.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #4.: Authorization to acquire own shares the                      ISSUER          NO           N/A               N/A
 Company shall be authorized to acquire own shares of
 up to 10% of the Company's share capital through the
 Stock Exchange or by way of a public repurchase
offer to all shareholders, at prices not deviating
more than 10% from the market price of the shares, on
 or before 11 NOV 2010; the shares may be acquired by
 the Company's subsidiaries or by third parties on
the Company's own account; the Board of Managing
Directors shall be authorized to dispose of the
shares in a manner other than through the Stock
Exchange or by way of a public offer to all
shareholders, at a price not materially below the
market price of the shares , for up to 10% of the
Company's share capital; the Board of Managing
Directors shall be authorized, with the consent of
the Supervisory Board, to use the shares in
connection with mergers and acquisitions, as Employee
 shares for Employees and executives of the Company
and its affiliates, and to retire the shares, in
these cases shareholders subscription rights shall be

PROPOSAL #5.: Resolution on the conversion of bearer                       ISSUER          NO           N/A               N/A
shares into registered shares, the corresponding
amendments to the Articles of Association and the
adjustment of resolutions adopted by the shareholders
 meeting in 2008; the shares of the Bayer AG shall be
 converted from bearer into registered shares;
therefore, Section 4(1) ,(2),(3),(5) and (6) and
Section 15 (1) and (2) of the Articles of Association
 and the Resolutions under item 5A, 6A and 6B adopted
 by the shareholders meetings in 2008 shall be
amended in respect of bearer shares being replaced by
 registered shares

PROPOSAL #6.: Approval of the transmission of data by                      ISSUER          NO           N/A               N/A
 electronic means pursuant to Section 30(3) of the
Securities Trade Act and the corresponding amendment
to Section 3 of the Articles of Association

PROPOSAL #7.: Appointment of auditors for the 2009 FY                      ISSUER          NO           N/A               N/A
 and the interim report: PricewaterhouseCoopers AG,
Essen

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BCE INC
  TICKER:                N/A             CUSIP:     05534B760
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect B. K. Allen as a Director who                         ISSUER          YES          FOR               FOR
will serve until the end of the next AGM

PROPOSAL #1.2: Elect A. Berard as a Director who will                      ISSUER          YES          FOR               FOR
 serve until the end of the next AGM

PROPOSAL #1.3: Elect R. A. Brenneman as a Director                         ISSUER          YES          FOR               FOR
who will serve until the end of the next AGM

PROPOSAL #1.4: Elect R. E. Brown as a Director who                         ISSUER          YES          FOR               FOR
will serve until the end of the next AGM

PROPOSAL #1.5: Elect G. A. Cope as a Director who                          ISSUER          YES          FOR               FOR
will serve until the end of the next AGM

PROPOSAL #1.6: Elect A. S. Fell as a Director who                          ISSUER          YES          FOR               FOR
will serve until the end of the next AGM

PROPOSAL #1.7: Elect D. Soble Kaufman as a Director                        ISSUER          YES          FOR               FOR
who will serve until the end of the next AGM

PROPOSAL #1.8: Elect B. M. Levitt as a Director who                        ISSUER          YES          FOR               FOR
will serve until the end of the next AGM

PROPOSAL #1.9: Elect E. C. Lumley as a Director who                        ISSUER          YES          FOR               FOR
will serve until the end of the next AGM

PROPOSAL #1.10: Elect T. C. O'Neill as a Director who                      ISSUER          YES          FOR               FOR
 will serve until the end of the next AGM

PROPOSAL #1.11: Elect P. M. Tellier as a Director who                      ISSUER          YES          FOR               FOR
 will serve until the end of the next AGM

PROPOSAL #1.12: Elect P. R. Weiss as a Director who                        ISSUER          YES          FOR               FOR
will serve until the end of the next AGM

PROPOSAL #1.13: Elect V. L. Young as a Director who                        ISSUER          YES          FOR               FOR
will serve until the end of the next AGM

PROPOSAL #2.: Appoint Deloitte & Touche LLP as the                         ISSUER          YES          FOR               FOR
Auditors who will serve until the end of the next AGM

PROPOSAL #3.1: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: Approve, that Bell Canada
Enterprises: 1) Reverses its decision to buyback 5%
of its common stock pursuant to its share buyback
program that was announced 12 DEC 2008; 2) Cease and
desist from acquiring any further shares on the open
market pursuant to this program

PROPOSAL #3.2: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: Approve that BCE pay an amount
that is equal in aggregate to the dividends that
would have been paid in JUL 2008 and OCT 2008

PROPOSAL #3.3: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: Approve the missed dividend
payments to shareholders for the periods of 15 JUL
2008 AND 15 OCT 2008, please consider the above
proposal for your 2009 annual meeting

PROPOSAL #3.4: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: Approve the Cut Board Of
Directors, President and Chief Executive Officer, and
 top Management Salaries, Bonuses, Stock Option
Benefits, Other Benefits AND Perks by 50% IN 2009 and
 2010, and cap them to a maximum of CAD 500,000
Canadian, per person, per year for 2009 and 2010

PROPOSAL #3.5: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: Approve that the Board of
Directors adopt an Independence Policy for
Compensation Committee Members and External
Compensation Advisors like the policy that governs
Audit Committee Members and External Auditors

PROPOSAL #3.6: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: Approve that the Board of
Directors adopt a rule of governance stipulating that
 the Executive Compensation Policy be subject to an
advisory vote by shareholders

PROPOSAL #3.7: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: Approve both men and women have
 a Broad and diversified wealth of skills and
experience to meet the profile that is sought for a
Corporate Director, and the Board of Directors adopt
a policy stipulating that 50% of new candidates to
the Board be Female until Male-Female parity is

PROPOSAL #3.8: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: Approve that the Board of
Directors adopt a rule of governance limiting the
number of Boards on which a Director can serve to 4

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BELGACOM SA DE DROIT PUBLIC, BRUXELLES
  TICKER:                N/A             CUSIP:     B10414116
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Board of                           ISSUER          NO           N/A               N/A
Directors regarding the annual accounts

PROPOSAL #2.: Receive the Auditors reports regarding                       ISSUER          NO           N/A               N/A
annual and consolidated accounts

PROPOSAL #3.: Receive the examination of the                               ISSUER          NO           N/A               N/A
information provided by the Joint Committee

PROPOSAL #4.: Receive the examination of consolidated                      ISSUER          NO           N/A               N/A
 annual accounts

PROPOSAL #5.: Approve the financial statements and                         ISSUER          NO           N/A               N/A
allocation of income and dividend of EUR 2.18

PROPOSAL #6.: Grant discharge to the Directors                             ISSUER          NO           N/A               N/A

PROPOSAL #7.: Grant special discharge of Mr. Maurice                       ISSUER          NO           N/A               N/A
Lippens from Directorship, resigned on 03 OCT 2009

PROPOSAL #8.: Grant discharge to the Board of Auditors                     ISSUER          NO           N/A               N/A

PROPOSAL #9.: Elect Mr. Jozef Cornu as a Director and                      ISSUER          NO           N/A               N/A
 approve the remuneration

PROPOSAL #10.: Appoint Ernst & Young as the Auditor                        ISSUER          NO           N/A               N/A
and authorize the Board to fix their remuneration

PROPOSAL #11.: Appoint Mr. Romain Lesage as a Member                       ISSUER          NO           N/A               N/A
of the College of the Auditors

PROPOSAL #12.: Miscellaneous                                               ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BELGACOM SA DE DROIT PUBLIC, BRUXELLES
  TICKER:                N/A             CUSIP:     B10414116
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Board of Directors to                            ISSUER          NO           N/A               N/A
increase the share capital

PROPOSAL #2.: Approve the capital increase by means                        ISSUER          NO           N/A               N/A
of contribution in kind

PROPOSAL #3.: Authorize the Board of Directors to                          ISSUER          NO           N/A               N/A
acquire the Company's own shares

PROPOSAL #4.: Approve the appointment and dismissal                        ISSUER          NO           N/A               N/A
of the Members of the Management Committee

PROPOSAL #5.: Approve to delete Article 50 of the                          ISSUER          NO           N/A               N/A
Articles of Association regarding the distribution to
 Employees of profits for the 2003 financial year

PROPOSAL #6.: Approve to delete Article 52 of the                          ISSUER          NO           N/A               N/A
Articles of Association regarding the transitional
mandatory nomination rights

PROPOSAL #7.: Grant powers                                                 ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BEZEQ ISRAEL TELECOM LTD
  TICKER:                N/A             CUSIP:     M2012Q100
  MEETING DATE:          5/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and                         ISSUER          YES          FOR               FOR
Directors report for the year 2008

PROPOSAL #2.: Re-appoint the Accountant Auditors                           ISSUER          YES          FOR               FOR
until the next AGM and authorize the Board to fix

PROPOSAL #3.1: Re-appoint Mr. Shlomo Rudov as an                           ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #3.2: Re-appoint Mr. Ran Gottfried as an                          ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #3.3: Re-appoint Mr. David Gilboa as an                           ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #3.4: Re-appoint Mr. Michael Garbiner as an                       ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #3.5: Re-appoint Mr. Stephen Garbiner as an                       ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #3.6: Re-appoint Mr. Zahavit Cohen as an                          ISSUER          YES        AGAINST           AGAINST
Officiating Director

PROPOSAL #3.7: Re-appoint Mr. Rami Numkin Employee                         ISSUER          YES          FOR               FOR
representative as an Officiating Director

PROPOSAL #3.8: Re-appoint Mr. Arieh Saban as an                            ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #3.9: Re-appoint Mr. Menahem Inbar as an                          ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #3.10: Re-appoint Mr. Yehuda Porat employee                       ISSUER          YES          FOR               FOR
representative as an Officiating Director

PROPOSAL #3.11: Re-appoint Mr. Adam Chesnoff as an                         ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #3.12: Re-appoint Mr. Kihara Kiari as an                          ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #3.13: Re-appoint Mr. Yoav Rubinstein as an                       ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #3.14: Re-appoint Mr. Alon Shalev as an                           ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #4.: Approve to issue the indemnity                               ISSUER          YES          FOR               FOR
undertakings to the in house legal counsel and to the
 spokesman of the Company in the same form as was
approved by general meeting in JAN 2007 that was
issued to the other officers the indemnity is limited
 in the aggregate for all Officers to an amount equal
 to 25 of the shareholder's Equity

PROPOSAL #5.: Approve to distribute the shareholders                       ISSUER          YES          FOR               FOR
of a Dividend in the amount of NIS 792 million,
Record Date 11 MAY Ex Date 12 MAY payment date 24 MAY

PROPOSAL #6.: Approve to grant the Chairman of the                         ISSUER          YES          FOR               FOR
Board of a bonus in respect of 2008 in the maximum
amount in accordance with his employment agreement,
namely 18 month's Salary NIS 3,244,935

PROPOSAL #7.: Approve the terms of Employment of Mr.                       ISSUER          YES          FOR               FOR
Yehuda Porat Employee Representative Director as
Director of the safety security division monthly
salary NIS 33,000, 2008 bonus NIS 85,000

PROPOSAL #8.: Approve to issue the 100,000 options to                      ISSUER          YES        AGAINST           AGAINST
 Mr. Porat with an exercise price of NIS 5.9703

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BG GROUP PLC
  TICKER:                N/A             CUSIP:     G1245Z108
  MEETING DATE:          5/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report and the                            ISSUER          YES          FOR               FOR
accounts

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Declare the dividend                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect Sir David Manning                                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Elect Mr. Martin Houston                                     ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Sir. Robert Wilson                                  ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. Frank Chapman                                   ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-elect Mr. Ashley Almanza                                  ISSUER          YES          FOR               FOR

PROPOSAL #9.: Re-elect Mr. Jurgen Dormann                                  ISSUER          YES          FOR               FOR

PROPOSAL #10.: Re-appoint the Auditors                                     ISSUER          YES          FOR               FOR

PROPOSAL #11.: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Auditors
PROPOSAL #12.: Approve the political donations                             ISSUER          YES          FOR               FOR

PROPOSAL #13.: Approve to increase the authorized                          ISSUER          YES          FOR               FOR
share capital

PROPOSAL #14.: Grant authority to allot shares                             ISSUER          YES          FOR               FOR

PROPOSAL #S.15: Approve the disapplication of the                          ISSUER          YES          FOR               FOR
pre-emption rights

PROPOSAL #S.16: Grant authority to make market                             ISSUER          YES          FOR               FOR
purchases of own ordinary shares

PROPOSAL #S.17: Amend the existing Articles of                             ISSUER          YES          FOR               FOR
Association

PROPOSAL #S.18: Adopt the new Articles of Association                      ISSUER          YES          FOR               FOR

PROPOSAL #S.19: Approve the notice periods for the                         ISSUER          YES          FOR               FOR
general meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BHP BILLITON PLC
  TICKER:                N/A             CUSIP:     G10877101
  MEETING DATE:          10/23/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and                         ISSUER          YES          FOR               FOR
statutory reports for BHP Billiton Plc

PROPOSAL #2.: Approve the financial statements and                         ISSUER          YES          FOR               FOR
statutory reports for BHP Billiton Limited

PROPOSAL #3.: Re-elect Mr. Paul Anderson as a                              ISSUER          YES          FOR               FOR
Director of BHP Billiton Plc

PROPOSAL #4.: Re-elect Mr. Paul Anderson as a                              ISSUER          YES          FOR               FOR
Director of BHP Billiton Limited

PROPOSAL #5.: Re-elect Mr. Don Argus as a Director of                      ISSUER          YES          FOR               FOR
 BHP Billiton Plc

PROPOSAL #6.: Re-elect Mr. Don Argus as a Director of                      ISSUER          YES          FOR               FOR
 BHP Billiton Limited

PROPOSAL #7.: Re-elect Dr. John Buchanan as a                              ISSUER          YES          FOR               FOR
Director of BHP Billiton Plc

PROPOSAL #8.: Re-elect Dr. John Buchanan as a                              ISSUER          YES          FOR               FOR
Director of BHP Billiton Limited

PROPOSAL #9.: Re-elect Mr. David Crawford as a                             ISSUER          YES          FOR               FOR
Director of BHP Billiton Plc

PROPOSAL #10.: Re-elect Mr. David Crawford as a                            ISSUER          YES          FOR               FOR
Director of BHP Billiton Limited

PROPOSAL #11.: Re-elect Mr. Jacques Nasser as a                            ISSUER          YES          FOR               FOR
Director of BHP Billiton Plc

PROPOSAL #12.: Re-elect Mr. Jacques Nasser as a                            ISSUER          YES          FOR               FOR
Director of BHP Billiton Limited

PROPOSAL #13.: Re-elect Dr. John Schubert as a                             ISSUER          YES          FOR               FOR
Director of BHP Billiton Plc

PROPOSAL #14.: Re-elect Dr. John Schubert as a                             ISSUER          YES          FOR               FOR
Director of BHP Billiton Limited

PROPOSAL #15.: Elect Mr. Alan Boeckmann as a Director                      ISSUER          YES          FOR               FOR
 of BHP Billiton Plc

PROPOSAL #16.: Elect Mr. Alan Boeckmann as a Director                      ISSUER          YES          FOR               FOR
 of BHP Billiton Limited

PROPOSAL #17.: PLEASE NOTE THAT THIS IS A SHAREHOLDER                      ISSUER          YES        AGAINST             FOR
 PROPOSAL: elect Mr. Stephen Mayne as a Director of
BHP Billiton Plc

PROPOSAL #18.: PLEASE NOTE THAT THIS IS A SHAREHOLDER                      ISSUER          YES        AGAINST             FOR
 PROPOSAL: elect Mr. Stephen Mayne as a Director of
BHP Billiton Limited

PROPOSAL #19.: Elect Dr. David Morgan as a Director                        ISSUER          YES          FOR               FOR
of BHP Billiton Plc

PROPOSAL #20.: Elect Dr. David Morgan as a Director                        ISSUER          YES          FOR               FOR
of BHP Billiton Limited

PROPOSAL #21.: Elect Mr. Keith Rumble as a Director                        ISSUER          YES          FOR               FOR
of BHP Billiton Plc

PROPOSAL #22.: Elect Mr. Keith Rumble as a Director                        ISSUER          YES          FOR               FOR
of BHP Billiton Limited

PROPOSAL #23.: Re-appoint KPMG Audit Plc as the                            ISSUER          YES          FOR               FOR
Auditors of BHP Billiton Plc and authorize the Board
to determine their remuneration

PROPOSAL #24.: Grant authority to the issue of equity                      ISSUER          YES          FOR               FOR
 or equity-linked securities with pre-emptive rights
up to aggregate nominal amount of USD 277,983,328

PROPOSAL #S.25: Grant authority to the issue of                            ISSUER          YES          FOR               FOR
equity or equity-linked securities without pre-
emptive rights up to aggregate nominal amount of USD

PROPOSAL #S.26: Authorize 223,112,120 BHP Billiton                         ISSUER          YES          FOR               FOR
Plc ordinary shares for market purchase

PROPOSAL #S27.1: Approve to reduce the share capital                       ISSUER          YES          FOR               FOR
of BHP Billiton Plc by the cancellation of all the
issued paid up shares of USD 0.50 nominal value each
held by BHP Billiton Limited on 30 APR 2009

PROPOSAL #S27.2: Approve to reduce the share capital                       ISSUER          YES          FOR               FOR
of BHP Billiton Plc by the cancellation of all the
issued paid up shares of USD 0.50 nominal value each
held by BHP Billiton Limited on 29 MAY 2009

PROPOSAL #S27.3: Approve to reduce the share capital                       ISSUER          YES          FOR               FOR
of BHP Billiton Plc by the cancellation of all the
issued paid up shares of USD 0.50 nominal value each
held by BHP Billiton Limited on 15 JUN 2009

PROPOSAL #S27.4: Approve to reduce the share capital                       ISSUER          YES          FOR               FOR
of BHP Billiton Plc by the cancellation of all the
issued paid up shares of USD 0.50 nominal value each
held by BHP Billiton Limited on 31 JUL 2009

PROPOSAL #S27.5: Approve to reduce the share capital                       ISSUER          YES          FOR               FOR
of BHP Billiton Plc by the cancellation of all the
issued paid up shares of USD 0.50 nominal value each
held by BHP Billiton Limited on 15 SEP 2009

PROPOSAL #S27.6: Approve to reduce the share capital                       ISSUER          YES          FOR               FOR
of BHP Billiton Plc by the cancellation of all the
issued paid up shares of USD 0.50 nominal value each
held by BHP Billiton Limited on 30 NOV 2009

PROPOSAL #28.: Approve the remuneration report for                         ISSUER          YES          FOR               FOR
the YE 30 JUN 2008

PROPOSAL #29.: Amend BHP Billiton Plc Group Incentive                      ISSUER          YES          FOR               FOR
 Scheme to BHP Billiton Limited Group Incentive Scheme

PROPOSAL #30.: Approve the grant of deferred shares                        ISSUER          YES          FOR               FOR
and options under the BHP Billiton Limited Group
Incentive Scheme and the grant of performance shares
under the BHP Billiton Limited Long Term Incentive
Plan to the Executive Director, Mr. Marius J Kloppers
 as specified

PROPOSAL #31.: Approve, for all purposes, to increase                      ISSUER          YES          FOR               FOR
 maximum aggregate remuneration paid by BHP Billiton
Limited to all Non-Executive Directors together with
the remuneration paid to those Non- Executive
Directors by BHP Billiton Plc from USD 3,000,000 to
USD 3,800,000, including for the purposes of Article
76 of the Articles of Association of BHP Billion Plc

PROPOSAL #32.: Approve, for all purposes, to increase                      ISSUER          YES          FOR               FOR
 maximum aggregate remuneration paid by BHP Billiton
Limited to all Non-Executive Directors together with
the remuneration paid to those Non- Executive
Directors by BHP Billiton Plc from USD 3,000,000 to
USD 3,800,000, including for the purposes of Rule 76
of the Constitution of BHP Billion Limited and asx
listing rule 10.17

PROPOSAL #S.33: Amend the article of association of                        ISSUER          YES          FOR               FOR
BHP Billiton Plc, with effect from the close of the
2008 AGM of BHP Billiton Limited, as specified

PROPOSAL #S.34: Amend the Constitution of BHP                              ISSUER          YES          FOR               FOR
Billiton Limited, with the effect from the close the
2008 AGM of BHP Billiton Limited, as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BIOVAIL CORP
  TICKER:                N/A             CUSIP:     09067J109
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Dr. Douglas J.P. Squires as a                         ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #1.2: Elect Mr. J. Spencer Lanthier as a                          ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #1.3: Elect Mr. Serge Gouin as a Director                         ISSUER          YES          FOR               FOR
for the ensuing year

PROPOSAL #1.4: Elect Mr. David H. Laidley as a                             ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #1.5: Elect Mr. Mark Parrish as a Director                        ISSUER          YES          FOR               FOR
for the ensuing year

PROPOSAL #1.6: Elect Dr. Laurence E. Paul as a                             ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #1.7: Elect Mr. Robert N. Power as a                              ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #1.8: Elect Mr. Lloyd M. Segal as a Director                      ISSUER          YES          FOR               FOR
 for the ensuing year

PROPOSAL #1.9: Elect Sir Louis R. Tull as a Director                       ISSUER          YES          FOR               FOR
for the ensuing year

PROPOSAL #1.10: Elect Mr. Michael R. Van Every as a                        ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #1.11: Elect Mr. William M. Wells as a                            ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #2.: Re-appoint Ernst & Young LLP as the                          ISSUER          YES          FOR               FOR
auditors for the ensuing year and authorize the
Company's Board of Directors [the Board of Directors]
 to fix the Auditor's remuneration

PROPOSAL #3.: Approve the amendments to the Company's                      ISSUER          YES          FOR               FOR
 By-law to i] reduce the quorum requirement for
meetings of shareholders of the Company, and ii]
eliminate the Chairman's casting vote at meetings of
the Board of Directors, as specified

PROPOSAL #4.: Approve the amendments to the Company's                      ISSUER          YES          FOR               FOR
 2007 Equity Compensation Plan [the Plan] to i]
increase the number of common shares [Common Shares]
issuable from treasury pursuant to the Plan, and ii)
increase the percentage of Common Shares that can be
issued upon vesting of restricted share units
pursuant to the Plan, as specified

PROPOSAL #5.: PLEASE NOTE THAT THIS RESOLUTION IS A                        ISSUER          YES        AGAINST             FOR
DISSIDENT SHAREHOLDER PROPOSAL 1. Amend By-Law 1 of
the Corporation [the By-Law] by adding the following
new paragraph after the first paragraph of Section 7
of the By-Law [Election of Directors] as specified

PROPOSAL #6.: PLEASE NOTE THAT THIS RESOLUTION IS A                        ISSUER          YES        AGAINST             FOR
DISSIDENT SHAREHOLDER PROPOSAL 2. Amend By-Law 1 of
the Corporation [the Bye-Law] by adding the following
 sentence as a new second paragraph of Section 24 of
the By-Law [Indemnities to Directors and Others] as
specified

PROPOSAL #7.: PLEASE NOTE THAT THIS RESOLUTION IS A                        ISSUER          YES        AGAINST             FOR
DISSIDENT SHAREHOLDER PROPOSAL 3. Approve to use best
 efforts to amend each indemnity agreement of the
Corporation to ensure that the Corporation shall not
indemnify any Director or officer with respect to any
 claim where the Corporation is not covered by or
subject to reimbursement under any Directors and
officers insurance policy of the Corporation

PROPOSAL #8.: PLEASE NOTE THAT THIS RESOLUTION IS A                        ISSUER          YES        AGAINST             FOR
DISSIDENT SHAREHOLDER PROPOSAL 4. Amend By-Law 1 of
the Corporation [the Bye-Law] by adding the following
 new paragraph after the first paragraph of Section
37 of the By-Law [Proxies] as specified

PROPOSAL #9.: PLEASE NOTE THAT THIS RESOLUTION IS A                        ISSUER          YES        AGAINST             FOR
DISSIDENT SHAREHOLDER PROPOSAL 5. Amend Bye-Law 1 of
the Corporation [the Bye-Law] by adding the following
 sentence after the first sentence of the new third
paragraph of Section 37 of the Bye-Law [Proxies] as
specified

PROPOSAL #10.: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES        AGAINST             FOR
DISSIDENT SHAREHOLDER PROPOSAL 6. Approve the Article
 9 of the Articles of Continuance of the Corporation
be amended by adding the following to Schedule B
attached to the Articles of Continuance, as specified

PROPOSAL #11.: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES        AGAINST             FOR
DISSIDENT SHAREHOLDER PROPOSAL 7. Amend the charter
of the Compensation, Nominating and Corporate
Governance Committee of the Board of Directors of the
 Corporation [the Charter] [now the Compensation
Committee Charter and the Nominating and Corporate
Governance Committee Charter, as applicable]; a) by
deleting the last sentence of paragraph 7.1 [a] [now
Paragraph 7.1[a] of the Nominating and Corporate
Governance Committee Charter] and substituting the
specified sentences b) by adding the new Section 11.2
 to the Charter [now Section 7.2[c] of the Nominating
 and Corporate Governance Committee Charter]: c) by
adding the new Section 12.6 to the Charter [now
Section 6.12 of the Compensation Committee Charter];
d) by adding the sentences after the sentence in
Section 14 [Disclosure and Reporting to the Board] of
 the Charter [now Section 9.1 of the Compensation
Committee Charter]: e) by deleting the sentence in
Section 17 [Charter Review] of the Charter and
substituting the following sentence [now Section 11
of the Compensation Committee Charter and Section 16
of the Nominating and Corporate Governance Committee

PROPOSAL #12.: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES        AGAINST             FOR
DISSIDENT SHAREHOLDER PROPOSAL 8. Approve to use best
 efforts to amend consistent with the recommended
guidelines of the Canadian Coalition for Good
Governance in effect from time to time, each
employment agreement of the Corporation to ensure
that termination payments there under are not paid:
i) if the executive is terminated for failing to
deliver on agreed performance targets; and ii) in
connection with any change of control provision
unless [y] and actual change of control has occurred;
 and [z] the executive has been terminated by the
Corporation [including by way of constructive
dismissal] during a six [6] month period after the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BIOVAIL CORP
  TICKER:                N/A             CUSIP:     09067J109
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Paul G. Haggis as a Director                      ISSUER          NO           N/A               N/A
 for the ensuing year

PROPOSAL #1.2: Elect Mr. Frank Potter as a Director                        ISSUER          NO           N/A               N/A
for the ensuing year

PROPOSAL #1.2.1: Elect Dr. Douglas J.P. Squires as a                       ISSUER          NO           N/A               N/A
Director for the ensuing year

PROPOSAL #1.2.2: Elect Mr. William M. Wells as a                           ISSUER          NO           N/A               N/A
Director for the ensuing year

PROPOSAL #1.2.3: Elect Mr. J. Spencer Lanthier as a                        ISSUER          NO           N/A               N/A
Director for the ensuing year

PROPOSAL #1.2.4: Elect Mr. David H. Laidley as a                           ISSUER          NO           N/A               N/A
Director for the ensuing year

PROPOSAL #1.2.5: Elect Mr. Mark Parrish as a Director                      ISSUER          NO           N/A               N/A
 for the ensuing year

PROPOSAL #1.2.6: Elect Sir Louis R. Tull as a                              ISSUER          NO           N/A               N/A
Director for the ensuing year

PROPOSAL #1.2.7: Elect Mr. Robert N. Power as a                            ISSUER          NO           N/A               N/A
Director for the ensuing year

PROPOSAL #1.2.8: Elect Mr. Lloyd M. Segal as a                             ISSUER          NO           N/A               N/A
Director for the ensuing year

PROPOSAL #1.2.9: Elect Mr. Serge Gouin as a Director                       ISSUER          NO           N/A               N/A
for the ensuing year

PROPOSAL #1.210: Elect Dr. Laurence E. Paul as a                           ISSUER          NO           N/A               N/A
Director for the ensuing year

PROPOSAL #1.211: Elect Mr. Michael R. Van Every as a                       ISSUER          NO           N/A               N/A
Director for the ensuing year

PROPOSAL #2.: Re-appoint Ernst & Young LLP as the                          ISSUER          NO           N/A               N/A
Auditor for the ensuing year and authorize the
Directors to fix the Auditors' remuneration

PROPOSAL #3.: Approve the amendments to Biovail's By-                      ISSUER          NO           N/A               N/A
Law to i) reduce the quorum requirement for meetings
of shareholders of the Company, and ii) eliminate the
 Chairman's casting vote at meetings of the Board of
Director; [as specified]

PROPOSAL #4.: Approve the amendments to Biovail's                          ISSUER          NO           N/A               N/A
2007 Equity Compensation Plan [the Plan] to i)
increase the number of common shares [Common Shares]
issuable from treasury pursuant to the Plan, and ii)
increase the % of Common Shares that can be issued
upon vesting of restricted share units pursuant to
the Plan [as specified]

PROPOSAL #5.: PLEASE NOTE THAT THIS IS A DISSIDENT                         ISSUER          NO           N/A               N/A
SHAREHOLDER PROPOSAL: Approve the Dissident
Resolution 1

PROPOSAL #6.: PLEASE NOTE THAT THIS IS A DISSIDENT                         ISSUER          NO           N/A               N/A
SHAREHOLDER PROPOSAL: Approve the Dissident
Resolution 2

PROPOSAL #7.: PLEASE NOTE THAT THIS IS A DISSIDENT                         ISSUER          NO           N/A               N/A
SHAREHOLDER PROPOSAL: Approve the Dissident
Resolution 3

PROPOSAL #8.: PLEASE NOTE THAT THIS IS A DISSIDENT                         ISSUER          NO           N/A               N/A
SHAREHOLDER PROPOSAL: Approve the Dissident
Resolution 4

PROPOSAL #9.: PLEASE NOTE THAT THIS IS A DISSIDENT                         ISSUER          NO           N/A               N/A
SHAREHOLDER PROPOSAL: Approve the Dissident
Resolution 5

PROPOSAL #10.: PLEASE NOTE THAT THIS IS A DISSIDENT                        ISSUER          NO           N/A               N/A
SHAREHOLDER PROPOSAL: Approve the Dissident
Resolution 6

PROPOSAL #11.: PLEASE NOTE THAT THIS IS A DISSIDENT                        ISSUER          NO           N/A               N/A
SHAREHOLDER PROPOSAL: Approve the Dissident
Resolution 7

PROPOSAL #12.: PLEASE NOTE THAT THIS IS A DISSIDENT                        ISSUER          NO           N/A               N/A
SHAREHOLDER PROPOSAL: Approve the Dissident
Resolution 8

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BNP PARIBAS
  TICKER:                N/A             CUSIP:     F1058Q238
  MEETING DATE:          12/19/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the contribution in kind of                          ISSUER          YES          FOR               FOR
98,529,695 Fortis Banque shares by SFPI

PROPOSAL #2.: Approve the contribution in kind of                          ISSUER          YES          FOR               FOR
263,586,083 Fortis Banque Luxembourg shares by Grand
Duchy of Luxembourg

PROPOSAL #3.: Grant authority to increase the capital                      ISSUER          YES          FOR               FOR
 of up to 10% of issued capital for future

PROPOSAL #4.: Grant authority for filing of required                       ISSUER          YES          FOR               FOR
documents/other formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BNP PARIBAS
  TICKER:                N/A             CUSIP:     F1058Q238
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Grant authority for the new class of                         ISSUER          YES          FOR               FOR
preferred stock [Class B] and amend Bylaws
accordingly, subject to approval of item 2

PROPOSAL #2.: Grant authority for the issuance of                          ISSUER          YES          FOR               FOR
preferred stock [Class B] in favor of societe de
Prise de participation de 1'Etat [SPPE] for up to
aggregate nominal amount of EUR 608,064,070, subject
to approval of item 1

PROPOSAL #3.: Approve the Employee Stock Purchase Plan                     ISSUER          YES          FOR               FOR

PROPOSAL #4.: Grant authority for the capitalization                       ISSUER          YES          FOR               FOR
of reserves of up to EUR 1 billion for bonus issue or
 increase in par value, subject to approval of items
1 and 2

PROPOSAL #5.: Grant authority for the filing of                            ISSUER          YES          FOR               FOR
required documents/other formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BNP PARIBAS
  TICKER:                N/A             CUSIP:     F1058Q238
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve to accept consolidated                              ISSUER          YES          FOR               FOR
financial statements and statutory reports

PROPOSAL #O.2: Approve the financial statements and                        ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #O.3: Approve the allocation of income and                        ISSUER          YES          FOR               FOR
dividends of EUR 1.00 per Share

PROPOSAL #O.4: Approve the Auditors' Special report                        ISSUER          YES          FOR               FOR
regarding related-party transactions

PROPOSAL #O.5: Grant authority repurchase of up to                         ISSUER          YES          FOR               FOR
10% issued share capital

PROPOSAL #O.6: Re-elect Mr. Claude Bebear as a                             ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.7: Re-elect Mr. Jean-Louis Beffa as a                          ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #O.8: Re-elect Mr. Denis Kessler as a                             ISSUER          YES        AGAINST           AGAINST
Director
PROPOSAL #O.9: Re-elect Mr. Laurence Parisot as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.10: Re-elect Mr. Michel Pebereau as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #E.11: Approve the contribution in kind of                        ISSUER          YES          FOR               FOR
98,529,695 Fortis Banque shares by Societe Federale
de Participations et d'Investissement [SFPI]

PROPOSAL #E.12: Approve the contribution in kind of                        ISSUER          YES          FOR               FOR
263,586,083 Fortis Banque Luxembourg shares by Grand
Duchy of Luxembourg

PROPOSAL #E.13: Grant authority the capital increase                       ISSUER          YES          FOR               FOR
of up to 10% of issued capital for future acquisitions

PROPOSAL #E.14: Approve the changes in the procedures                      ISSUER          YES          FOR               FOR
 for B shares-Corresponding amendments to the
Articles of Association

PROPOSAL #E.15: Approve to reduce the share capital                        ISSUER          YES          FOR               FOR
via cancellation of repurchased shares

PROPOSAL #E.16: Grant authority the filing of                              ISSUER          YES          FOR               FOR
required documents/other formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BP P L C
  TICKER:                N/A             CUSIP:     G12793108
  MEETING DATE:          4/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Directors and                      ISSUER          YES          FOR               FOR
 the accounts for the YE 31 DEC 2008

PROPOSAL #2.: Approve the Directors remuneration                           ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #3.: Re-elect Mr. A. Burgmans  as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mrs. C. B. Carroll as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #5.: Re-elect Sir William Castell  as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.: Re-elect Mr. I. C. Conn  as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. G. David as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-elect Mr. E. B. Davis  as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #9.: Re-elect Mr. R. Dudley  as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #10.: Re-elect Mr. D. J. Flint as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #11.: Re-elect Dr. B. E. Grote  as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #12.: Re-elect Dr. A. B. Hayward   as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #13.: Re-elect Mr. A. G. Inglis  as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #14.: Re-elect Dr. D. S. Julius  as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #15.: Re-elect Sir Tom McKillop  as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #16.: Re-elect Sir Ian Prosser  as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #17.: Re-elect Mr. P. D. Sutherland as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #18.: Re-appoint Ernst & Young LLP as the                         ISSUER          YES          FOR               FOR
Auditors from the conclusion of this meeting until
the conclusion of the next general meeting before
which accounts are laid and to authorize the
Directors to fix the Auditors remuneration

PROPOSAL #S.19: Authorize the Company, in accordance                       ISSUER          YES          FOR               FOR
with Section 163[3] of the Companies Act 1985, to
make market purchases [Section 163[3]] with nominal
value of USD 0.25 each in the capital of the Company,
 at a minimum price of USD 0.25 and not more than 5%
above the average market value for such shares
derived from the London Stock Exchange Daily Official
 List, for the 5 business days preceding the date of
purchase; [Authority expires at the conclusion of the
 AGM of the Company in 2010 or 15 JUL 2010]; the
Company, before the expiry, may make a contract to
purchase ordinary shares which will or may be
executed wholly or partly after such expiry

PROPOSAL #20.: Authorize the Directors by the                              ISSUER          YES          FOR               FOR
Company's Articles of Association to allot relevant
securities up to an aggregate nominal amount equal to
 the Section 80 Amount of USD 1,561 million, ;
[Authority expires the earlier of the conclusion of
the next AGM in 2010 of the Company or 15 JUL 2010]

PROPOSAL #S.21: Authorize the Directors, pursuant to                       ISSUER          YES          FOR               FOR
Section 89 of the Companies Act 1985, to allot equity
 securities [Section 89] to the allotment of equity
securities: a) in connection with a rights issue; b)
up to an aggregate nominal amount of USD 234 million;
 [Authority expires the earlier of the conclusion of
the next AGM in 2010 of the Company or 15 JUL 2010];

PROPOSAL #S.22: Grant authority for the calling of                         ISSUER          YES          FOR               FOR
general meeting of the Company by notice of at least
14 clear days

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BRITISH AMERN TOB PLC
  TICKER:                N/A             CUSIP:     G1510J102
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the receipt of the 2008 report                         ISSUER          YES          FOR               FOR
and accounts

PROPOSAL #2.: Approve the 2008 remuneration report                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Declare a final dividend for 2008                            ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-appoint the Auditors                                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Authorize the Directors to agree the                         ISSUER          YES          FOR               FOR
Auditors remuneration

PROPOSAL #6.1: Re-appoint Mr. Paul Adams as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #6.2: Re-appoint Mr. Jan Du Plessis as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.3: Re-appoint Mr. Robert Lerwill as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.4: Re-appoint Sir Nicholas Scheele as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #7.: Re-appoint Mr. Gerry Murphy as a                             ISSUER          YES          FOR               FOR
Director since the last AGM

PROPOSAL #8.: Approve to renew the Directors                               ISSUER          YES          FOR               FOR
authority to allot shares

PROPOSAL #S.9: Approve to renew the Directors                              ISSUER          YES          FOR               FOR
authority to disapply pre-emption rights

PROPOSAL #S.10: Authorize the Company to purchase its                      ISSUER          YES          FOR               FOR
 own shares

PROPOSAL #11.: Grant authority to make donations to                        ISSUER          YES          FOR               FOR
political organizations and to incur political
expenditure

PROPOSAL #S.12: Approve the notice period for general                      ISSUER          YES          FOR               FOR
 meetings

PROPOSAL #S.13: Adopt the new Article of Associations                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BRITISH SKY BROADCASTING GROUP PLC
  TICKER:                N/A             CUSIP:     G15632105
  MEETING DATE:          9/26/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements for                         ISSUER          YES          FOR               FOR
the YE 30 JUN 2008, together with the report of the
Directors and the Auditors thereon

PROPOSAL #2.: Declare a final dividend for the YE 30                       ISSUER          YES          FOR               FOR
JUN 2008

PROPOSAL #3.: Re-appoint Mr. Andrew Griffith as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.: Re-appoint Mr. Daniel Rimer as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #5.: Re-appoint Mr. David Evans as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-appoint Mr. Allan Leighton as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #7.: Re-appoint Mr. James Murdoch as a                            ISSUER          YES        ABSTAIN           AGAINST
Director

PROPOSAL #8.: Re-appoint Mr. Lord Wilson of Dinton as                      ISSUER          YES          FOR               FOR
 a Director

PROPOSAL #9.: Re-appoint Mr. David F. Devoe as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #10.: Re-appoint Mr. Arthur Siskind as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #11.: Re-appoint Deloitte & Touche LLP as                         ISSUER          YES          FOR               FOR
Auditors of the Company and authorize the Directors
to agree their remuneration

PROPOSAL #12.: Approve the report on Directors                             ISSUER          YES          FOR               FOR
remuneration for the YE 30 JUN 2008

PROPOSAL #13.: Authorize the Company and its                               ISSUER          YES          FOR               FOR
subsidiaries to make political donations and incur
political expenditure

PROPOSAL #14.: Authorize the Directors to allot                            ISSUER          YES          FOR               FOR
shares under Section 80 of the Companies Act 1985

PROPOSAL #S.15: Approve to disapply Statutory Pre-                         ISSUER          YES          FOR               FOR
Emption Rights

PROPOSAL #16.: Approve to increase the maximum                             ISSUER          YES          FOR               FOR
aggregate fees permitted to be paid to Non-Executive
Directors for their services in the office of Director

PROPOSAL #S.17: Approve and adopt new Articles of                          ISSUER          YES          FOR               FOR
Association

PROPOSAL #18.: Approve the 2008 Long-Term Incentive                        ISSUER          YES          FOR               FOR
Plan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BUMIPUTRA-COMMERCE HOLDINGS BHD
  TICKER:                N/A             CUSIP:     Y1002C102
  MEETING DATE:          7/11/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Company, subject to the                        ISSUER          YES          FOR               FOR
approval of all relevant authorities and/or parties,
to enter into and carry out the following
transactions: (I) for the acquisition by CIMB Group
Sdn Bhd [CIMB Group], a wholly-owned subsidiary of
the Company, of 1,997,023,850 Class B ordinary shares
 with par value of Indonesian Rupiah [Rp] 100 each in
 Bank Lippo [Lippo Class B Shares] representing
approximately 51% of the total issued shares in Bank
Lippo from Santubong Investments B. V. [Santubong], a
 wholly-owned subsidiary of Khazanah for a purchase
consideration of approximately Rp 5,929,164 million
or the equivalent of approximately MYR 2,070.96
million upon the terms and conditions of the Share
Sale and Purchase Agreement dated 02 JUN 2008 entered
 into between BCHB, CIMB Group, Khazanah and
Santubong [SSPA] [Proposed 51% Lippo Acquisition];
(II) to allot and issue 207,096,186 new ordinary
shares of MYR 1.00 each in the Company [BCHB Shares]
as purchase consideration for the Proposed 51% Lippo
Acquisition for and on behalf of CIMB Group at an
issue price of MYR 10.00 per BCHB Share [Purchase
Consideration] upon the terms and conditions of the
SSPA, the new BCHB Shares to be issued to satisfy the
 purchase consideration pursuant to the Proposed 51%
Lippo Acquisition shall upon issuance, rank equally
in all respects with the existing BCHB Shares, save
for any dividends, rights, benefits, entitlements
and/or other distributions the entitlement date of
which precedes the date of issue and allotment of the
 new BCHB Shares; (III) upon completion of the
Proposed 51% Lippo Acquisition, for the merger of
Bank Niaga and Bank Lippo resulting in Bank Niaga
being the surviving entity in accordance to the terms
 of the agreed merger plan executed between Bank
Niaga and Bank Lippo dated 03 JUN 2008 pursuant to
the requirement arising under the Bank Indonesia (BI)
 Regulation No. 8/16/PBI/2006, dated 05 OCT 2006 on
the Single Presence in Indonesian Banks [Proposed
Merger] whereby pursuant to the Proposed Merger, the
shareholders of Bank Lippo will receive approximately
 2,822 new Bank Niaga shares [Niaga Shares] to be
issued in exchange for every 1,000 Lippo Shares held
based on the valuations of Lippo Shares of Rp 2,969
for each Lippo Share [Lippo Share Value] and Niaga
Shares of Rp 1,052 for each Niaga Share [Niaga Share
Value] [Shares Exchange]; (IV) in conjunction with
the Proposed Merger and to provide equal opportunity
to all the minority shareholders of Bank Niaga and
Bank Lippo, for CIMB Group to undertake the Proposed
Standby Facility (as hereinafter defined), wherein
all the minority shareholders of Bank Niaga and Bank
Lippo (whether they vote for or against the Proposed
Merger) shall be given the opportunity to sell their
Niaga Shares at the Niaga Share Value and Lippo
Shares at the Lippo Share Value to CIMB Group if they
 choose not to participate in the equity of the
enlarged Bank Niaga (Proposed Standby Facility), and
that CIMB Group [after completion of the Proposed 51%
 Lippo Acquisition and the Proposed Standby Faci

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CANADIAN IMPERIAL BANK OF COMMERCE CIBC, TORONTO O
  TICKER:                N/A             CUSIP:     136069101
  MEETING DATE:          2/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Appoint Ernst & Young LLP as the                             ISSUER          YES          FOR               FOR
Auditors
PROPOSAL #2.1: Elect Mr. B. S. Belzberg as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Elect Ms. J. H. Bennett as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Elect Mr. G. F. Colter as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Elect Mr. L. Desjardins as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Elect Mr. W. L. Duke as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Elect Mr. G. D. Giffin as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Elect Ms. L. S. Hasenfratz as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #2.8: Elect Mr. N. D. Le Pan as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Elect Mr. J. P. Manley as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Elect Mr. G. T. McCaughey as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #2.11: Elect Ms. J. L. Peverett as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #2.12: Elect Ms. L. Rahl as a Director                            ISSUER          YES          FOR               FOR

PROPOSAL #2.13: Elect Mr. C. Sirois as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #2.14: Elect Mr. S. G. Snyder as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #2.15: Elect Mr. R. J. Steacy as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #2.16: Elect Mr. R. W. Tysoe as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #3.A: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES          FOR             AGAINST
SHAREHOLDER PROPOSAL: adopt a governance rule
stipulating that the executive compensation policy be
 subject to an advisory shareholder vote

PROPOSAL #3.B: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: adopt a policy stipulating that
 50% of new nominees for the Board of Directors must
be women until parity between men and women is

PROPOSAL #3.C: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: adopt a governance rule
limiting to 4 the number of Boards on which any of
its Directors may sit

PROPOSAL #3.D: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES          FOR             AGAINST
SHAREHOLDER PROPOSAL: adopt a policy that Canadian
Imperial Bank of Commerce's shareholders be given the
 opportunity at each annual meeting of shareholders
to vote on an advisory resolution, to be proposed by
Canadian Imperial Bank of Commerce's Management; and
ratify the report of the Management Resources and
Compensation Committee set forth in the proxy
statement, the shareholders should ensure that
shareholders understand that the vote is non-binding
and would not affect any compensation paid or awarded
 to any Named Executive Officer

PROPOSAL #3.E: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: approve to undertake a
comprehensive review of executive compensation to
ensure that incentives do not encourage extreme
risks, and that bonuses are paid out only when long-
term performance has been proven to be sound and
sustainable, this review should lead to new policies
to place before the shareholders for approval in 1
year's time

PROPOSAL #3.F: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: approve to undertake the
comprehensive review with respect to short-selling,
if warranted, the Board shall bring forward a policy
for consideration by the shareholders, and, if
necessary, for submission to the legislators and

PROPOSAL #3.G: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: approve to review its policies
on Director recruitment, especially with regard to
the number of current and former Chief Executive
Officers of other corporations who are nominated

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CANON INC.
  TICKER:                N/A             CUSIP:     J05124144
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions, Approve Minor Revisions Related to the
Updated Laws and Regulaions

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.17: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.18: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.19: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.20: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.21: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.22: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.23: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.24: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.25: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4: Approve Provision of Retirement                               ISSUER          YES          FOR               FOR
Allowance for Corporate Auditors

PROPOSAL #5: Approve Payment of Bonuses to Corporate                       ISSUER          YES          FOR               FOR
Officers

PROPOSAL #6: Allow Board to Authorize Use of Stock                         ISSUER          YES          FOR               FOR
Options, and Authorize Use of Stock Options

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CARREFOUR SA
  TICKER:                N/A             CUSIP:     F13923119
  MEETING DATE:          7/28/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Ratify the appointment of Mr. Bernard                       ISSUER          YES          FOR               FOR
Arnault as a Member of the Supervisory Board, to
replace Mr. Robert Halley, for the remainder of Mr.
Robert Halley's term of office

PROPOSAL #E.2: Approve to decides that the Company,                        ISSUER          YES          FOR               FOR
instead of being ruled by an Executive Committee and
a Supervisory Board, shall be rule d by a Board of
Director and a General Manager, it notes that the
present resolution cancels the terms of office of the
 Members of the Executive Committee and of the
Supervisory Board

PROPOSAL #E.3: Approve to cancel the drawing from a                        ISSUER          YES          FOR               FOR
distributable profit of the required sum to be paid
to the shareholders, as first dividend, i.e a 6%
interest on the amount released and not refunded
their shares

PROPOSAL #E.4: Approve to overhaul the Articles of                         ISSUER          YES          FOR               FOR
the Bylaws in order to adapt them to the legal
provisions in force

PROPOSAL #E.5: Adopt the Resolutions 2, 3 and 4, and                       ISSUER          YES        AGAINST           AGAINST
approve to transfer to the Board of Directors the
authorization previously granted to the Executive
Committee by the extraordinary shareholders' meetings
 of 15 APR 2008 [Resolutions 12, 13, 14] and 30 APR
2007 [Resolution 10]

PROPOSAL #O.6: Adopt the Resolutions 2, 3 and 4, and                       ISSUER          YES        AGAINST           AGAINST
approve to transfer to the Board of Directors the
authorization previously granted to the Executive
Committee by the ordinary shareholders' meeting of 15
 APR 2008 in its Resolution 11

PROPOSAL #O.7: Adopt the Resolutions 2, 3 and 4, and                       ISSUER          YES          FOR               FOR
appoint Mr. Rene Abate as a Director

PROPOSAL #O.8: Adopt the Resolutions 2, 3 and 4, and                       ISSUER          YES          FOR               FOR
appoint Mr. Bernard Arnault as a Director

PROPOSAL #O.9: Adopt the Resolutions 2, 3 and 4, and                       ISSUER          YES          FOR               FOR
appoint Mr. Sebastien Bazin as a Director

PROPOSAL #O.10: Adopt the Resolutions 2, 3 and 4, and                      ISSUER          YES          FOR               FOR
 appoint Mr. Nicolas Bazire as a Director

PROPOSAL #O.11: Adopt the Resolutions 2, 3 and 4, and                      ISSUER          YES          FOR               FOR
 appoint Mr. Jean Laurent Bonnafe as a Director

PROPOSAL #O.12: Adopt the Resolutions 2, 3 and 4, and                      ISSUER          YES          FOR               FOR
 appoint Mr. Thierry Breton as a Director

PROPOSAL #O.13: Adopt the Resolutions 2, 3 and 4,                          ISSUER          YES          FOR               FOR
appoint Mr. Rene Brillet as a Director

PROPOSAL #O.14: Adopt the Resolutions 2, 3 and 4, and                      ISSUER          YES          FOR               FOR
 appoint Mr. Charles Edelstenne as a Director

PROPOSAL #O.15: Adopt the Resolutions 2, 3 and 4, and                      ISSUER          YES          FOR               FOR
 appoint Mr. Jean Martin Folz as a Director

PROPOSAL #O.16: Adopt the Resolutions 2, 3 and 4, and                      ISSUER          YES          FOR               FOR
 appoint Mr. Jose Luis Leal Maldonado as a Director

PROPOSAL #O.17: Adopt the Resolutions 2, 3 and 4, and                      ISSUER          YES          FOR               FOR
 appoint Mr. Amauryde Seze as a Dirrector

PROPOSAL #O.18: Adopt the Rresolutions 2, 3 and 4,                         ISSUER          YES          FOR               FOR
and appoint Mrs. Anne Claire Taittinger as a Director

PROPOSAL #O.19: Adopt the Resolutions 2, 3 and 4, and                      ISSUER          YES          FOR               FOR
 appoint the Members of the Board of Directors for a
3 year period

PROPOSAL #O.20: Adopt the Resolutions 2, 3 and 4, and                      ISSUER          YES          FOR               FOR
 approve to award total annual fees of EUR 900,000.00
 to the Board of Directors

PROPOSAL #O.21: Grants full powers to the bearer of                        ISSUER          YES          FOR               FOR
an original, a copy or extract of the minutes of this
 meeting to carry out all filings, publications and
other formalities prescribed By-Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CARREFOUR SA, PARIS
  TICKER:                N/A             CUSIP:     F13923119
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements and                        ISSUER          YES          FOR               FOR
discharge Directors

PROPOSAL #O.2: Approve to accept the consolidated                          ISSUER          YES          FOR               FOR
financial statements and statutory reports

PROPOSAL #O.3: Approve the transaction with Mr. Jose                       ISSUER          YES          FOR               FOR
Luis Duran regarding severance payments

PROPOSAL #O.4: Approve the transaction with Mr. Lars                       ISSUER          YES          FOR               FOR
Olofsson regarding severance payments

PROPOSAL #O.5: Approve the treatment of losses and                         ISSUER          YES          FOR               FOR
dividends of EUR 1.08 per share

PROPOSAL #O.6: Elect Mr. Lars Olofsson as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #O.7: Re-elect Mr. Rene Abate as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #O.8: Re-elect Mr. Nicolas Bazire as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.9: Re-elect Mr. Jean Martin Folz as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.10: Re-appoint Deloitte and Associes as                        ISSUER          YES        AGAINST           AGAINST
the Auditor and Beas as Alternate Auditor

PROPOSAL #O.11: Re-appoint KPMG as the Auditor                             ISSUER          YES        AGAINST           AGAINST

PROPOSAL #O.12: Ratify Mr. Bernard Perod as the                            ISSUER          YES        AGAINST           AGAINST
Alternate Auditor

PROPOSAL #O.13: Grant authority for the repurchase of                      ISSUER          YES        AGAINST           AGAINST
 up to 10% of issued capital

PROPOSAL #E.14: Approve the reduction in share                             ISSUER          YES          FOR               FOR
capital via cancellation of repurchased shares

PROPOSAL #E.15: Grant authority for the issuance of                        ISSUER          YES          FOR               FOR
equity or equity linked securities with preemptive
rights up to aggregate nominal amount of EUR 500
million

PROPOSAL #E.16: Grant authority for the issuance of                        ISSUER          YES          FOR               FOR
equity or equity linked securities without preemptive
 rights up to an aggregate nominal amount of EUR 350
million

PROPOSAL #E.17: Authorize the Board to increase                            ISSUER          YES        AGAINST           AGAINST
capital in the event of additional demand related to
delegation submitted to shareholder vote above

PROPOSAL #E.18: Grant authority for the                                    ISSUER          YES          FOR               FOR
capitalization of reserves of up to EUR 500 million
for bonus issue or increase in par value

PROPOSAL #E.19: Grant authority for the issued                             ISSUER          YES        AGAINST           AGAINST
capital up to 3% for use in Stock Option Plan

PROPOSAL #E.20: Grant authority for the issued                             ISSUER          YES        AGAINST           AGAINST
capital up to 0.2% for use in restricted Stock Plan

PROPOSAL #E.21: Approve Employee Stock Purchase Plan                       ISSUER          YES          FOR               FOR

PROPOSAL #E.22: Approve Employee Stock Purchase Plan                       ISSUER          YES          FOR               FOR
for international employees

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CARSO GLOBAL TELECOM S A DE C V
  TICKER:                N/A             CUSIP:     P2142R108
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Proposal and, as the case may be,                            ISSUER          NO           N/A               N/A
approval to amend several Articles of the Company's
Corporate ByLaws; resolutions in connection thereto

PROPOSAL #II.: Appointment of delegates to comply                          ISSUER          NO           N/A               N/A
with the resolutions adopted by this meeting and, as
the case may be, to formalize them as applicable;
resolutions in connection thereto

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CARSO GLOBAL TELECOM S A DE C V
  TICKER:                N/A             CUSIP:     P2142R108
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Presentation and, as the case may be,                        ISSUER          NO           N/A               N/A
approval of the general Director's report prepared in
 accordance with Article 172 of the general
corporation and Partnership Law and 44 Paragraph XI
of the Securities Market Law, together with the
External Auditor's certificate, in respect to the
Company's transactions and results for the FYE 31 DEC
 2008, as well as the Board of Directors, opinion on
such report, presentation and, as the case may be,
approval of the Board of Directors, report referred
to in Article 172, Section b) of the general
corporation and partnership law containing the main
accounting and information policies and criteria
followed in the preparation of the Company's
financial information, presentation and, as the case
may be, approval of the report on the activities and
transactions in which the Board participated under
Article 28 IV (e) of the Securities Market Law,
presentation and, as the case may be, approval of the
 Company's individual and consolidated financial
statements as of 31 DEC 2008, as of 31 DEC 2008, and
allocation of the FY profits, presentation and, as
the case may be, approval of the annual report on the
 activities carried out by the Audit Committee under
Article 43 of the Securities Market Law and the
report on the Company's subsidiaries, presentation
and, as the case may be, approval of the report on
the compliance with the obligation contained in
Article 86, Paragraph XX of the Income Tax Law
corresponding to the presentation of the
shareholders, meeting report on the compliance with

PROPOSAL #II.: Presentation and, as the case may be,                       ISSUER          NO           N/A               N/A
approval of the proposal for the allocation of
profits; resolutions in connection thereto

PROPOSAL #III.: Ratification, as the case may be, of                       ISSUER          NO           N/A               N/A
the Board of Directors, and the general Director,
performance for the FY 2008 and appointment or
ratification, as the case may be, of the persons that
 will be members of the Company's Board of Directors
and other bodies, having previously evaluated their
independence, as the case may be, as well as the
Chairman of the Audit Committee, as well as,
determination of the relevant compensations;
resolutions in connection thereto

PROPOSAL #IV.: Proposal and, as the case may be,                           ISSUER          NO           N/A               N/A
approval of he maximum amount of funds that may be
used fort he acquisition of own shares for the FY
2009, as well as proposal and, as the case may be,
approval on the provisions and policies regarding the
 acquisition of own shares; resolutions in connection
 thereto

PROPOSAL #V.: Appointment of delegates to comply the                       ISSUER          NO           N/A               N/A
resolutions adopted by this meeting and, as the case
may be, to formalize them as applicable; resolutions
in connection thereto

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CELESIO AG, STUTTGART
  TICKER:                N/A             CUSIP:     D1497R112
  MEETING DATE:          5/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisor board, the group financial
statements, the group annual report, and the reports
pursuant to sections 289(4) and 315(4) of the German
Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          YES          FOR               FOR
distribute profit of EUR 81,648,000 as follows:
payment of a dividend of EUR 0.48 per no-par share
ex-div. and payable date: 11 MAY 2009

PROPOSAL #3.: Ratify the Acts of the Board of                              ISSUER          YES          FOR               FOR
Managing Directors

PROPOSAL #4.: Ratify the acts of the Supervisor Board                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Appoint the Auditors for the 2009 FY:                        ISSUER          YES          FOR               FOR
Ernst + Young AG, Stuttgart

PROPOSAL #6.: Authorize to acquire own shares the                          ISSUER          YES          FOR               FOR
Company shall be authorized to acquire own shares of
up to 10% of its share capital, at a price differing
neither more than 10% from the market price of the
shares if they are acquired through the stock
exchange, nor more than 20% if they are acquired by
way of a repurchase offer, on or before 7 NOV 2010;
the Board of Managing Directors shall be authorized
to sell the shares on the stock exchange or to offer
them to all shareholders, to use the shares for
acquisition purposes, to retire the shares, to
dispose of the shares in a manner other than the
stock exchange or an offer to all shareholders if the
 shares are sold at a price not materially below
their market price, and to use the shares for
satisfying option or conversion rights

PROPOSAL #7.: Resolution on the creation of authorize                      ISSUER          YES        AGAINST           AGAINST
 the capital and the correspondent amendment to the
Articles of Association; the Board of Managing
Directors shall be authorized, with the consent of
the supervisor board, to increase the share capital
by up to EUR 65,318,400 through the issue of new
registered no-par shares against contributions in
cash and/or kind, on or before 30 APR 2014
[authorized capital 2009] shareholders shall be
granted subscription rights for a capital increase
against payment in cash nevertheless, shareholders'
subscription rights may be excluded for residual
amounts, for the granting of such rights to
bondholders, for a capital increase of up to 10% of
the share capital if the shares are issued at a price
 not materially below their market price, and for a
capital increase against payment in kind

PROPOSAL #8.: Resolution o the authorization to issue                      ISSUER          YES        AGAINST           AGAINST
 convertible and/or warrant bonds the creation of
contingent capital, and the correspondent amendment
to the Articles of Association the existing
authorization to issue convent and/or warrant bonds
conferring convent and/or option rights for shares of
 the company shall be revoked the board of Managing
Directors shall be authorized, with the consent of
the supervisor board, to issue bearer bonds of up to
EUR 500,000,000, conferring convent and/or option
rights for shares of the Company, on or before 07 MAY
 2014 shareholders shall be granted subscription
rights except for residual amounts, for the is-sue of
 bonds to holders of option and/or conversion rights
for shares of the company, and for the issue of bonds
 conferring convent and/or option rights for shares
of the company of up to 10% of the share capital at a
 price not materially below their theatrical market
value the Company's share capital shall be increased
accordingly by up to EUR 21,772,800 through the issue
 of up to 17,010,000 new registered no-par shares,
insofar as convenes and/or option rights are
exercised [contingent capital 2009]

PROPOSAL #9.: Elect Mr. W.M. Henning Rehder to the                         ISSUER          YES          FOR               FOR
Supervisory Board

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CENTRICA PLC, WINDSOR BERKSHIRE
  TICKER:                N/A             CUSIP:     G2018Z143
  MEETING DATE:          5/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts and the reports of                      ISSUER          YES          FOR               FOR
 the Directors and the Auditors for the YE 31 DEC 2008

PROPOSAL #2.: Approve the remuneration report for the                      ISSUER          YES          FOR               FOR
 YE 31 DEC 2008

PROPOSAL #3.: Declare a final dividend of 8.73 pence                       ISSUER          YES          FOR               FOR
per ordinary share be paid on 10 JUN 2009 to
shareholders on the register of the Members at the
close of business on 24 APR 2009

PROPOSAL #4.: Re-appoint Mr. Mark Hanafin as a                             ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #5.: Re-appoint Mr. Sam Laidlaw as a                              ISSUER          YES        ABSTAIN           AGAINST
Director of the Company

PROPOSAL #6.: Re-appoint Mr. Andrew Mackenzie as a                         ISSUER          YES          FOR               FOR
Non-Executive Director of the Company

PROPOSAL #7.: Re-appoint Ms. Helen Alexander as a                          ISSUER          YES          FOR               FOR
Non-Executive Director of the Company

PROPOSAL #8.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors of the Company, until the conclusion
of the next general meeting at which accounts are laid

PROPOSAL #9.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the Auditors' remuneration

PROPOSAL #10.: Authorize the Company and any Company                       ISSUER          YES          FOR               FOR
which is, or becomes, a subsidiary of the Company, in
 accordance with the Section 366 of the Companies Act
 2006, to make donations to political parties or
independent election candidates, as specified in
Section 363 and 364 of the Companies Act 2006, not
exceeding GBP 80,000 in total; and to make donations
to political organization other than political
parties, as specified in Section 363 and 364 of the
Companies Act 2006, not exceeding GBP 80,000 in
total; and to incur political expenditure, as
specified in Section 365 of the Companies Act 2006,
not exceeding GBP 80,000 in total; and [Authority
expire the earlier of the Company's AGM to be held in

PROPOSAL #11.: Approve to increase the authorized                          ISSUER          YES          FOR               FOR
share capital of the Company to GBP 555,655,555
divided into 9,000,000,000 ordinary shares of 6 14/81
 pence each and 100,000 cumulative redeemable
preference shares of GBP 1 each by the creation of
2,000,000,000 additional ordinary shares of 6 14/81
pence each forming a single class with the existing
ordinary shares of 6 14/81 pence each in the Company

PROPOSAL #12.: Authorize the Directors, to allot                           ISSUER          YES          FOR               FOR
relevant securities [as defined in the Companies Act
1985], up to a nominal amount of GBP 105,092,036, and
 comprising equity securities [as defined in the
Companies Act 1985] up to a nominal amount of GBP
210,184,073 [after deducting from such limit any
relevant securities allotted under this resolution in
 connection with an offer by way of a rights issue to
 ordinary shareholders in proportion [as nearly as
may be practicable] to their existing holdings and so
 that the Directors may impose any limits or
restrictions and make any arrangements which they
consider necessary or appropriate to deal with
treasury shares, fractional entitlements, record
dates, legal, regulatory or practical problems in, or
 under the laws of, any territory or any other matter
 but, in each case; [Authority expire the earlier of
the next AGM or 30 JUN 2010]]; and the Directors may
allot equity securities after the expiry of this
authority in pursuance of such an offer or agreement
made prior to such expiry

PROPOSAL #S.13: Authorize the Directors, subject to                        ISSUER          YES          FOR               FOR
the passing of Resolution 12 as specified, to allot
equity securities [as defined in the Companies Act
1985] for cash under the authority given by that
Resolution and/or where the allotment constitutes an
allotment of equity securities by virtue of section
94(3A) of the Companies Act 1985, as if section 89(1)
 of the Companies Act1985 provided that this power is
 limited to the allotment of equity securities: a) in
 connection with a rights issue in favor of ordinary
shareholders; b) up to an aggregate nominal amount of
 GBP 15,765,382; and [Authority expire the earlier of
 the next AGM or 30 JUN 2010]]; and the Directors may
 allot equity securities after the expiry of this
authority in pursuance of such an offer or agreement
made prior to such expiry

PROPOSAL #S.14: Authorize the Company, pursuant to                         ISSUER          YES          FOR               FOR
the Articles of Association of the Company, to make
market purchases [Section 163(3) of the Companies Act
 1985] of up to 510,798,378 ordinary shares of 6
14/81 pence each in the Company [ordinary shares], at
 a minimum price of 6 14/81 pence and an amount equal
 to 105% of the average market value for such shares
derived from the London Stock Exchange Daily Official
 List, over the previous 5 business days; [Authority
expires the earlier of the conclusion of the 2010 AGM
 of the Company or 30 JUN 2010]; and the Company,
before the expiry, may make a contract to purchase
ordinary shares which will or may be executed wholly
or partly after such expiry

PROPOSAL #S.15: Approve that a general meeting other                       ISSUER          YES          FOR               FOR
than an AGM to be called on not less than 14 clear
day's notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CENTRICA PLC, WINDSOR BERKSHIRE
  TICKER:                N/A             CUSIP:     G2018Z143
  MEETING DATE:          6/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve that the transaction, on the                         ISSUER          YES          FOR               FOR
terms specified in the Transaction Agreements [as
specified], and authorize the Directors of the
Company [or a Committee of the Directors] to waive,
amend, vary or extend any of the terms of the
Transaction Agreement [provide that any such waivers,
 amendments, variations or extensions are not of a
material nature] and to do all things as they may in
their absolute discretion consider to be necessary or
 desirable to implement and give effect to, or
otherwise in connection with, the transactions and
any matters incidental to the transactions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CEZ A.S., PRAHA
  TICKER:                N/A             CUSIP:     X2337V121
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening, election of Chairman of the                         ISSUER          NO           N/A               N/A
GM, minutes clerk, scrutinisers and minutes

PROPOSAL #2.: Approve the Management report on the                         ISSUER          NO           N/A               N/A
Company business activities and balance of assets for
 the year 2008 and summarized report according to
Section 118/8/ Act on capital market budiness

PROPOSAL #3.: Approve the Supervisory Board report                         ISSUER          NO           N/A               N/A

PROPOSAL #4.: Approve the financial statements of Cez                      ISSUER          NO           N/A               N/A
 and consolidated financial statements the Cez group
for the year 2008

PROPOSAL #5.: Approve the decision on division of                          ISSUER          NO           N/A               N/A
profit including a decision on payment of dividends
and royalties

PROPOSAL #6.: Approve the agreement on the                                 ISSUER          NO           N/A               N/A
contribution of the part Company Rozvody Tepla to Cez
 Teplrensk

PROPOSAL #7.: Approve the decision on acquisition of                       ISSUER          NO           N/A               N/A
own Company shares

PROPOSAL #8.: Approve the changes of the Articles of                       ISSUER          NO           N/A               N/A
Association

PROPOSAL #9.: Approve the decision on the volume of                        ISSUER          NO           N/A               N/A
financial resources for provision of donations

PROPOSAL #10.: Approve to confirm the co-option,                           ISSUER          NO           N/A               N/A
recalling and election of the Supervisory Board

PROPOSAL #11.: Approve the contracts on execution of                       ISSUER          NO           N/A               N/A
function of the Supervisory Board Member

PROPOSAL #12.: Elect the Committee Members for Audit                       ISSUER          NO           N/A               N/A

PROPOSAL #13.: Approve the draft agreement on                              ISSUER          NO           N/A               N/A
execution of the function of an Audit Committee Member

PROPOSAL #14.: Conclusion                                                  ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA COMMUNICATIONS CONSTRUCTION COMPANY LTD, BEI
  TICKER:                N/A             CUSIP:     Y14369105
  MEETING DATE:          8/29/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Company, within 30                            ISSUER          YES          FOR               FOR
months from the date of passing of this resolution,
to issue domestic corporate bonds [the 'Domestic
Corporate Bonds'] in the PRC in the principal amount
of not more than RMB 15 billion; authorize the Board
of Directors of the Company [the 'Board'], or under
appropriate circumstances, more than 2 Directors
approved by the Board, to: i) determine and finalize
the terms and conditions of the proposed issue of the
 Domestic Corporate Bonds, including but not limited
to, the final amount of issue, the offering method
and the interest rate; and ii) do all such acts and
things, to sign and execute all such other documents,
 deeds, instruments and agreements [the 'Ancillary
Documents'], to make applications to the relevant
regulatory authorities for the approval of the issue
of the Domestic Corporate Bonds and to take such
steps as they may consider necessary, appropriate,
expedient and in the interests of the Company to give
 effect to or in connection with the issue of the
Domestic Corporate Bonds or any transactions
contemplated thereunder and all other matters
incidental thereto, and to agree to any amendments to
 any of the terms of the Ancillary Documents which in
 the opinion of the Board are in the interests of the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA COMMUNICATIONS CONSTRUCTION COMPANY LTD, BEI
  TICKER:                N/A             CUSIP:     Y14369105
  MEETING DATE:          6/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Board of                           ISSUER          YES          FOR               FOR
Directors of the Company for the year 2008

PROPOSAL #2.: Approve the report of the Supervisory                        ISSUER          YES          FOR               FOR
Committee of the Company for the year 2008

PROPOSAL #3.: Approve the audited consolidated                             ISSUER          YES          FOR               FOR
financial statements of the Company for the YE 31 DEC
 2008

PROPOSAL #4.: Approve the profit distribution and                          ISSUER          YES          FOR               FOR
dividend distribution plan for the year 2008 as
recommended by the Board of Directors of the Company

PROPOSAL #5.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Company's International Auditors and
PricewaterhouseCoopers Zhong Tian CPAs Limited
Company as the Company's Domestic Auditors for a term
 ending at the next AGM of the Company and authorize
the Board of Directors of the Company to determine
their respective remuneration

PROPOSAL #6.: Approve the despatching or providing                         ISSUER          YES          FOR               FOR
corporate communications to the shareholders of H
shares of the Company via its website

PROPOSAL #S.7: Approve the amendments to the Articles                      ISSUER          YES          FOR               FOR
 of Association

PROPOSAL #S.8: Authorize the Board of Directors of                         ISSUER          YES        AGAINST           AGAINST
the Company to allot, issue and deal with additional
H shares and domestic shares of the Company, either
separately or concurrently and to make or grant
offers, agreements and options in respect thereof,
subject to the following conditions: such mandate
shall not extend beyond the relevant period save that
 the Board of Directors may during the relevant
period make or grant offers, agreements or options
which might require the exercise of such powers after
 the end of the relevant period; the number of the
domestic shares and H shares issued and allotted or
agreed conditionally or unconditionally to be issued
and allotted [whether pursuant to an option or
otherwise] by the Board of Directors otherwise than
pursuant to (x) a rights issue, or (y) any option
scheme or similar arrangement adopted by the Company
from time to time for the grant or issue to officers
and/or employees of the Company and/or any of its
subsidiaries of shares or rights to acquire shares of
 the Company, shall not exceed 20% of each of the
existing domestic shares and H shares of the Company
in issue as at the date of this resolution; and will
only exercise its power under such mandate in
accordance with the Company Law of the PRC and the
rules governing the listing of securities on the
Stock Exchange of Hong Kong Limited [as amended from
time to time] and only if all necessary approvals
from relevant PRC government authorities are
obtained; to make such amendments to the Articles of
Association of the Company as it thinks fit so as to
increase the registered share capital and reflect the
 new capital structure of the Company upon the
allotment and issuance of and dealing with shares as
contemplated in above; contingent on the Board of
Directors resolving to issue shares pursuant of this
resolution, the Board of Directors to approve,
execute and do or procure to be executed and done,
all such documents, deeds and things as it may
consider necessary in connection with the issue of
such shares including, without limitation,
determining the size of the issue, the issue price,
the use of proceeds from the issue, the target of the
 issue and the place and time of the issue, making
all necessary applications to the relevant
authorities, entering into an underwriting agreement
or any other agreements and making all necessary
filings and registrations with the relevant PRC, Hong
 Kong and other authorities; [Authority expires the
earlier of the conclusion of the next AGM of the
Company following the passing of this resolution or
the expiration of the 12-month period following the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA CONSTR BK CORP
  TICKER:                N/A             CUSIP:     Y1397N101
  MEETING DATE:          6/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the 2008 report of the Board of                      ISSUER          YES          FOR               FOR
 Directors of the Bank

PROPOSAL #2.: Approve the 2008 report of the Board of                      ISSUER          YES          FOR               FOR
 Supervisors of the Bank

PROPOSAL #3.: Approve the Bank's 2008 final financial                      ISSUER          YES          FOR               FOR
 accounts

PROPOSAL #4.: Approve the 2009 fixed assets                                ISSUER          YES          FOR               FOR
investment budget of the Bank

PROPOSAL #5.: Approve the Bank's Profit Distribution                       ISSUER          YES          FOR               FOR
Plan for the second half of 2008

PROPOSAL #6.: Approve the 2008 final Emoluments                            ISSUER          YES          FOR               FOR
Distribution Plan for the Directors and the

PROPOSAL #7.: Appoint the Auditors of the Bank for                         ISSUER          YES          FOR               FOR
2009
PROPOSAL #8.: Appoint Mr. Chen Zuofu as an Executive                       ISSUER          YES          FOR               FOR
Director of the Bank

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA CONSTRUCTION BANK CORPORATION
  TICKER:                N/A             CUSIP:     Y1397N101
  MEETING DATE:          3/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve to issue certain subordinated                       ISSUER          YES        AGAINST           AGAINST
bonds on the specified terms and conditions, subject
to approvals by the EGM, China Banking Regulatory
Commission and the People's Bank of China; and
authorize the Board of Directors, or sub-authorize
the Senior Management, to deal with specific matters
in relation to the issuance of the subordinated bonds

PROPOSAL #2.: Approve to supply corporate                                  ISSUER          YES          FOR               FOR
communications to the holders of H-shares by means of
 the Bank's own website

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA MOBILE LTD
  TICKER:                N/A             CUSIP:     Y14965100
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements and the reports of the Directors and the
Auditors of the Company and its subsidiaries for the

PROPOSAL #2.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008

PROPOSAL #3.1: Re-elect Mr. Wang Jianzhou as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #3.2: Re-elect Mr. Zhang Chunjiang as a                           ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #3.3: Re-elect Mr. Sha Yuejia as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Re-elect Mr. Liu Aili as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Re-elect Mr. Xu Long as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Re-elect Mr. Moses Cheng Mo Chi as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.7: Re-elect Mr. Nicholas Jonathan Read as                      ISSUER          YES          FOR               FOR
 a Director

PROPOSAL #4.: Re-appoint Messrs. KPMG as the Auditors                      ISSUER          YES          FOR               FOR
 and to authorize the Directors to fix their
remuneration

PROPOSAL #5.: Authorize the Directors during the                           ISSUER          YES          FOR               FOR
relevant period of all the powers of the Company to
purchase shares of HKD 0.10 each in the capital of
the Company including any form of depositary receipt
representing the right to receive such shares
[Shares]; and the aggregate nominal amount of shares
which may be purchased on The Stock Exchange of Hong
Kong Limited or any other stock exchange on which
securities of the Company may be listed and which is
recognized for this purpose by the Securities and
Futures Commission of Hong Kong and The Stock
Exchange of Hong Kong Limited shall not exceed or
represent more than 10% of the aggregate nominal
amount of the share capital of the Company in issue
at the date of passing this resolution, and the said
approval shall be limited accordingly; [Authority
expires earlier at the conclusion of the next AGM of
the meeting or the expiration of period within which
the next AGM of the Company is required by law to be

PROPOSAL #6.: Authorize the Directors to exercise                          ISSUER          YES        AGAINST           AGAINST
full powers of the Company to allot, issue and deal
with additional shares in the Company [including the
making and granting of offers, agreements and options
 which might require shares to be allotted, whether
during the continuance of such mandate or thereafter]
 provided that, otherwise than pursuant to (i) a
rights issue where shares are offered to shareholders
 on a fixed record date in proportion to their then
holdings of shares; (ii) the exercise of options
granted under any share option scheme adopted by the
Company; (iii) any scrip dividend or similar
arrangement providing for the allotment of shares in
lieu of the whole or part of a dividend in accordance
 with the Articles of Association of the Company, the
 aggregate nominal amount of the shares allotted
shall not exceed the aggregate of: (a) 20% of the
aggregate nominal amount of the share capital of the
Company in issue at the date of passing this
resolution, plus (b) [if the Directors are so
authorized by a separate ordinary resolution of the
shareholders of the Company] the nominal amount of
the share capital of the Company repurchased by the
Company subsequent to the passing of this resolution
[up to a maximum equivalent to 10% of the aggregate
nominal amount of the share capital of the Company in
 issue at the date of passing this Resolution];
[Authority expires earlier at the conclusion of the
next AGM of the meeting or the expiration of period
within which the next AGM of the Company is required

PROPOSAL #7.: Authorize the Directors of the Company                       ISSUER          YES        AGAINST           AGAINST
to exercise the powers of the Company referred to in
the resolution as specified in item 6 in the notice
of this meeting in respect of the share capital of
the Company as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA NETCOM GROUP CORPORATION (HONG KONG) LTD
  TICKER:                N/A             CUSIP:     Y1505N100
  MEETING DATE:          9/17/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Scheme of Arrangement                            ISSUER          YES          FOR               FOR
proposed to be made between the Company and the
holders of its ordinary shares of USD 0.04 each

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA NETCOM GROUP CORPORATION (HONG KONG) LTD
  TICKER:                N/A             CUSIP:     Y1505N100
  MEETING DATE:          9/17/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve the Scheme of Arrangement                           ISSUER          YES          FOR               FOR
dated 15 AUG 2008 [the 'Scheme'] between the Company
and the holders of the Scheme Shares (as defined in
the Scheme) in the form of the print which has been
produced to this Meeting and for the purposes of
identification signed by the Chairman of this
Meeting, with any modification thereof or addition
thereto or condition approved or imposed by the High
Court of the Hong Kong Special Administrative Region,
 and (B) for the purposes of giving effect to the
Scheme, on the Effective Date (as defined in the
Scheme): 1) to issue share capital of the Company be
reduced by cancelling and extinguishing the Scheme
Shares; 2) subject to and forthwith upon such
reduction of share capital taking effect, to increase
 the authorized share capital of the Company to its
former amount of USD 1,000,000,000 by the creation of
 such number of ordinary shares of USD 0.04 each in
the capital of the Company as shall be equal to the
number of the Scheme Shares cancelled; and (3) the
Company shall apply the credit arising in its books
of account as a result of such reduction of share
capital in paying up in full at par the ordinary
shares of USD 0.04 each in the capital of the Company
 to be created as aforesaid, which new shares shall
be allotted and issued, credited as fully paid, to
China Unicom Limited and/or its nominees and the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA PETE & CHEM CORP
  TICKER:                N/A             CUSIP:     Y15010104
  MEETING DATE:          5/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the third Session                      ISSUER          YES          FOR               FOR
 of the Board of Directors of Sinopec Corporation
[including the report of the Board of Directors of
Sinopec Corporation for the year 2008]

PROPOSAL #2.: Receive the report of the third Session                      ISSUER          YES          FOR               FOR
 of the Supervisory Committee of Sinopec Corporation
[including the report of the Supervisory Committee of
 Sinopec Corporation for the year 2008]

PROPOSAL #3.: Approve the audited accounts and                             ISSUER          YES          FOR               FOR
audited consolidated accounts of Sinopec Corporation
for the YE 31 DEC 2008

PROPOSAL #4.: Approve the plan for allocating any                          ISSUER          YES          FOR               FOR
surplus common reserve funds at amount of RMB 20
billion from the after-tax profits

PROPOSAL #5.: Approve the profit distribution plan                         ISSUER          YES          FOR               FOR
for the YE 31 DEC 2008

PROPOSAL #6.: Re-appoint KPMG Huazhen and KPMG as the                      ISSUER          YES          FOR               FOR
 domestic and overseas Auditors of Sinopec
Corporation for the year 2009, respectively, and
authorize the Board of Directors to determine their

PROPOSAL #7.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
determine the interim profit distribution plan of
Sinopec Corporation for 2009

PROPOSAL #8.1: Elect Mr. Su Shulin as a Director                           ISSUER          YES          FOR               FOR

PROPOSAL #8.2: Elect Mr. Wang Tianpu as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #8.3: Elect Mr. Zhang Yaocang as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #8.4: Elect Mr. Zhang Jianhua as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #8.5: Elect Mr. Wang Zhigang as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #8.6: Elect Mr. Cai Xiyou as a Director                           ISSUER          YES          FOR               FOR

PROPOSAL #8.7: Elect Mr. Cao Yaofeng as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #8.8: Elect Mr. Li Chunguang as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #8.9: Elect Mr. Dai Houliang as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #8.10: Elect Mr. Liu Yun as a Director                            ISSUER          YES          FOR               FOR

PROPOSAL #8.11: Elect Mr. Liu Zhongli as an                                ISSUER          YES          FOR               FOR
Independent Non-Executive Director

PROPOSAL #8.12: Elect Mr. Ye Qing as an Independent                        ISSUER          YES          FOR               FOR
Non-Executive Director

PROPOSAL #8.13: Elect Mr. Li Deshui as an Independent                      ISSUER          YES          FOR               FOR
 Non-Executive Director

PROPOSAL #8.14: Elect Mr. Xie Zhongyu as an                                ISSUER          YES          FOR               FOR
Independent Non-Executive Director

PROPOSAL #8.15: Elect Mr. Chen Xiaojin as an                               ISSUER          YES          FOR               FOR
Independent Non-Executive Director

PROPOSAL #9.1: Elect Mr. Wang Zuoran as a Supervisor                       ISSUER          YES          FOR               FOR

PROPOSAL #9.2: Elect Mr. Zhang Youcai as a Supervisor                      ISSUER          YES          FOR               FOR

PROPOSAL #9.3: Elect Mr. Geng Limin as a Supervisor                        ISSUER          YES          FOR               FOR

PROPOSAL #9.4: Elect Mr. Zou Huiping as a Supervisor                       ISSUER          YES          FOR               FOR

PROPOSAL #9.5: Elect Mr. Li Yonggui as a Supervisor                        ISSUER          YES          FOR               FOR

PROPOSAL #10.: Approve the Service Contracts between                       ISSUER          YES          FOR               FOR
Sinopec Corporation and Directors of the Fourth
Session of the Board Directors and Supervisors of the
 Fourth Session of the Supervisory Committee
[including emoluments provisions]

PROPOSAL #11.: Authorize the Secretary to the Board                        ISSUER          YES          FOR               FOR
of Directors to, on behalf of Sinopec Corporation,
deal with all applications, approval, registrations,
disclosure and filings in relation to the reelection
of Directors and Supervisors

PROPOSAL #S.12: Amend the Articles of Association and                      ISSUER          YES          FOR               FOR
 its appendices of Sinopec Corporation

PROPOSAL #S.13: Authorize the Secretary to the Board                       ISSUER          YES          FOR               FOR
of Directors of Sinopec Corporation to, on behalf of
Sinopec Corporation, deal with all applications,
approval, registrations and filing relevant to the
proposed amendments to the Articles of Association
and its appendices

PROPOSAL #S.14: Authorize the Board of Directors of                        ISSUER          YES        AGAINST           AGAINST
Sinopec Corporation to determine the proposed plan
for issuance of debt financing instrument(s): it is
proposed to the shareholders at the AGM, pursuant to
the relevant regulations, within the maximum balance
of the issuable bonds, namely after issuance, the
relevant accumulative debt financing instruments
balance shall not exceed 40% of the latest total
audited net assets of Sinopec Corporation, to
determine issuance of debt financing instruments,
principal of which shall not exceed 10% of the latest
 audited net assets of Sinopec Corporation stated in
the consolidated financial statements prepared in
accordance with the Accounting Standards for Business
 Enterprises, on one issuance or several issuances,
including but not limited to short term financial
instruments and mid-term financial notes; to
generally and to determine the terms and conditions
and all other matters in relation to the issuance of
such debt financing instrument(s) based on the needs
of Sinopec Corporation and the market conditions,
including without limitation to the determination of
the actual value, interest rate, and term of the
bond(s) subject to the aforementioned limits, as well
 as to the production, execution and disclosure of
all necessary documents thereof; [authority expires
at the completion of the next shareholders meeting of
 Sinopec Corporation]

PROPOSAL #S.15: Authorize the Board of Directors of                        ISSUER          YES        AGAINST           AGAINST
Sinopec Corporation a general mandate to issue new
shares: in order to grant discretion to the Board of
Directors on the flexibility of issuance of new
shares, to allot issue and deal with shares not
exceeding 20% of the existing domestic listed shares
and overseas listed foreign shares of Sinopec
Corporation however, notwithstanding the obtaining of
 the general mandate, any issue of domestic shares
needs shareholders' approval at shareholders' meeting
 in accordance with the relevant PRC Laws and
regulations' it is resolved as follow: 1) Subject to
paragraphs (3) and (4) and pursuant to the Company
Law [the Company Law] of the People's Republic of
China (the PRC) and the listing rules of the relevant
 stock exchanges [as amended from time to time], to
allot, issue and deal with shares during the Relevant
 Period and to determine the terms and conditions for
 the allotment and issue of new shares including the
following terms: a) class and number of new shares to
 be issued; b) price determination method of new
shares and/or issue price [including price range]; c)
 the starting and closing dates for the issue; d)
class and number of the new shares to be issued to
existing shareholders; and e) the making or granting
of offers, agreements and options which might require
 the exercise of such powers; 2) to make or grant
offers, agreements and options which would or might
require the exercise of such powers after the end of
the relevant period; 3) the aggregate nominal amount
of new domestic listed shares and new overseas listed
 foreign shares allotted, issued and dealt with or
agreed conditionally or unconditionally to be
allotted, issued and dealt with [whether pursuant to
an option or otherwise] by the Board of Directors of
Sinopec Corporation pursuant to the approval in
paragraph (1), otherwise than pursuant to issue of
shares by conversion of the surplus reserve into
share capital in accordance with the Company Law of
the PRC and the Articles of Association of Sinopec
Corporation, shall not exceed 20% of each class of
the existing domestic listed shares and overseas
listed foreign shares of Sinopec Corporation In
exercising the powers granted in paragraph (1), the
Board of Directors of Sinopec Corporation must (i)
comply with the Company Law of the PRC and the
relevant regulatory stipulations [as amended from
time to time] of the places where Sinopec Corporation
 is listed; and (ii) obtain approval from China
Securities Regulatory Commission and other relevant
PRC government departments, The Board of Directors of
 Sinopec Corporation, subject to the approval of the
relevant authorities of the PRC and in accordance
with the Company Law of the PRC, authorized to
increase the registered capital of Sinopec
Corporation to the required amount upon the exercise
of the powers pursuant to paragraph (1) above to
authorise the Board of Directors to sign the
necessary documents, complete the necessary
formalities and take other necessary steps to

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA SHENHUA ENERGY CO LTD
  TICKER:                N/A             CUSIP:     Y1504C113
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Board of                           ISSUER          YES          FOR               FOR
Directors of the Company for the YE 31 DEC 2008

PROPOSAL #2.: Approve the report of the Board of                           ISSUER          YES          FOR               FOR
Supervisors of the Company for the YE 31 DEC 2008

PROPOSAL #3.: Approve the audited financial                                ISSUER          YES          FOR               FOR
statements of the Company for the YE 31 DEC 2008

PROPOSAL #4.: Approve the Company's Profit                                 ISSUER          YES          FOR               FOR
Distribution Plan for the YE 31 DEC 2008: i.e. final
dividend for the YE 31 DEC 2008 in the amount of RMB
0.46 per share [inclusive to tax] be declared and
distributed, the aggregate amount of which is
approximately RMB 9,149,000,000

PROPOSAL #5.: Approve the remuneration of the                              ISSUER          YES          FOR               FOR
Directors and Supervisors of the Company for the YE
31 DEC 2008: i.e. aggregate remuneration of the
Executive Directors is in the amount of RMB 843,181;
aggregate remuneration of the Non-Executive Directors
 is in the amount of RMB 1,350,000, of which the
aggregate remuneration of the Independent Non-
Executive Directors is in the amount of RMB
1,350,000, the Non-Executive Directors [other than
the Independent Non-Executive Directors] are
remunerated by Shenhua Group Co., Limited and are not
 remunerated by the Company; remuneration of the
Supervisors is in the amount of RMB 1,076,879

PROPOSAL #6.: Re-appoint KPMG Huazhen and KPMG as the                      ISSUER          YES          FOR               FOR
 PRC and International Auditors respectively of the
Company for 2009, the term of such re-appointment
shall continue until the next AGM, and authorize a
Committee comprising of Mr. Zhang Xiwu, Mr. Ling Wen
and Mr. Chen Xiaoyue, all being Directors of the
Company, to determine their remuneration

PROPOSAL #7.: Appoint Mr. Gong Huazhang as an                              ISSUER          YES          FOR               FOR
Independent Non-Executive Director of the Company

PROPOSAL #8.: Approve the Coal Supply Framework                            ISSUER          YES          FOR               FOR
Agreement dated 27 MAR 2009 entered into between the
Company and Shaanxi Province Coal Transportation and
Sales [Group] Co Ltd, the proposed annual caps of RMB
 4,825,600,000 for the YE 31 DEC 2009 and RMB
6,110,000,000 for the YE 31 DEC 2010 thereto and the
transactions contemplated thereunder

PROPOSAL #S.9: Approve the proposed amendments to the                      ISSUER          YES          FOR               FOR
 Articles of Association of the Company [as
specified], and authorize a Committee comprising of
Mr. Zhang Xiwu and Mr. Ling Wen, all being Directors
of the Company, to, after passing of this resolution,
 carry out further amendments to the Articles of
Association of the Company as they may consider
necessary and appropriate at the request of relevant
regulatory authorities in the course of filing the
Articles of Association with such regulatory

PROPOSAL #S.10: Approve a general mandate to the                           ISSUER          YES        AGAINST           AGAINST
Board of Directors to, by reference to market
conditions and in accordance with needs of the
Company, to allot, issue and deal with, either
separately or concurrently, additional domestic
shares [A Shares] and overseas-listed foreign
invested shares [H Shares] not exceeding 20% of each
of the number of domestic shares [A Shares] and the
number of overseas-listed foreign invested shares [H
Shares] in issue at the time of passing this
resolution at AGM; pursuant to PRC laws and
regulations, the Company will seek further approval
from its shareholders in general meeting for each
issuance of domestic shares [A Shares] even where
this general mandate is approved; authorize the Board
 of Directors to [including but not limited to the
following]: (i) formulate and implement detailed
issuance plan, including but not limited to the class
 of shares to be issued, pricing mechanism and/or
issuance price [including price range], number of
shares to be issued, allottees and use of proceeds,
time of issuance, period of issuance and whether to
issue shares to existing shareholders; (ii) approve
and execute, on behalf of the Company, agreements
related to share issuance, including but not limited
to underwriting agreement and engagement agreements
of professional advisers; (iii) approve and execute,
on behalf of the Company, documents related to share
issuance for submission to regulatory authorities,
and to carry out approval procedures required by
regulatory authorities and venues in which the
Company is listed; (iv) amend, as required by
regulatory authorities within or outside China,
agreements and statutory documents referred to in
(ii) and (iii) above; (v) affix seal of the Company
on share issuance related agreements and statutory
documents; (vi) engage the services of professional
advisers for share issuance related matters, and to
approve and execute all acts, deeds, documents or
other matters necessary, appropriate or required for
share issuance; (vii) increase the registered capital
 of the Company after share issuance, and to make
corresponding amendments to the Articles of
Association of the Company relating to share capital
and shareholdings etc, and to carry out statutory
registrations and filings within and outside China;
[Authority expires the earlier of the conclusion of
the next AGM of the Company for 2009 or the
expiration of 12 months following the passing of this
 special resolution at the AGM for 2008], except
where the Board of Directors has resolved to issue
domestic shares [A Shares] or overseas-listed foreign
 invested shares [H Shares] during the relevant

PROPOSAL #S.11: Approve a general mandate to the                           ISSUER          YES          FOR               FOR
Board of Directors to, by reference to market
conditions and in accordance with needs of the
Company, to repurchase domestic shares [A Shares] not
 exceeding 10% of the number of domestic shares [A
Shares] in issue at the time when this resolution is
passed at AGM and the relevant resolutions are passed
 at class meetings of shareholders; pursuant to PRC
laws and regulations, and for repurchases of domestic
 shares [A Shares], the Company will seek further
approval from its shareholders in general meeting for
 each repurchase of domestic shares [A Shares] even
where the general mandate is granted, but will not be
 required to seek shareholders' approval at class
meetings of domestic share [A Share] shareholders or
overseas-listed foreign invested share [H Share]
shareholders; by reference to market conditions and
in accordance with needs of the Company, to
repurchase overseas-listed foreign invested shares [H
 Shares] not exceeding 10% of the number of overseas-
listed foreign invested shares [H Shares] in issue at
 the time when this resolution is passed at AGM and
the relevant resolutions are passed at class meetings
 of shareholders; authorize the Board of Directors to
 [including but not limited to the following]: (i)
formulate and implement detailed repurchase plan,
including but not limited to repurchase price, number
 of shares to repurchase, time of repurchase and
period of repurchase etc; (ii) notify creditors in
accordance with the PRC Company Law and Articles of
Association of the Company; (iii) open overseas share
 accounts and to carry out related change of foreign
exchange registration procedures; (iv) carry out
relevant approval procedures required by regulatory
authorities and venues in which the Company is
listed, and to carry out filings with the China
Securities Regulatory Commission; (v) carry out
cancelation procedures for repurchased shares,
decrease registered capital, and to make
corresponding amendments to the Articles of
Association of the Company relating to share capital
and shareholdings etc, and to carry out statutory
registrations and filings within and outside China;
(vi) approve and execute, on behalf of the Company,
documents and matters related to share repurchase;
[Authority expires the earlier of the conclusion of
the next AGM of the Company for 2009 or the
expiration of 12 months following the passing of this
 special resolution at the AGM for 2008, the first A
shareholders' class meeting in 2009 and the first H
shareholders' class meeting in 2009], except where
the board of directors has resolved to repurchase
domestic shares [A Shares] or overseas-listed foreign
 invested shares [H Shares] during the relevant
period and the share repurchase is to be continued or

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA SHENHUA ENERGY CO LTD
  TICKER:                N/A             CUSIP:     Y1504C113
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Board of Directors to,                        ISSUER          YES          FOR               FOR
by reference to market conditions and in accordance
with needs of the Company, to repurchase domestic
shares [A shares] not exceeding 10% of the number of
domestic shares [A shares] in issue at the time when
this resolution is passed at AGM and the relevant
resolutions is passed at class meetings of
shareholders, pursuant to PRC laws and regulations,
and for repurchases of domestic shares [A shares],
the Company will seek further approval from its
shareholders in general meeting for each repurchase
of domestic shares [A shares] even where the general
mandate is granted, but will not be required to seek
shareholders' approval at class meetings of domestic
share [A share] shareholders or overseas-listed
foreign invested share [H share] shareholders, and to
 formulate and implement detailed repurchase plan,
including but not limited to repurchase price, number
 of shares to repurchase, time of repurchase and
period of repurchase etc; to notify creditors in
accordance with the PRC Company Law and Articles of
Association of the Company; to open overseas share
accounts and to carry out related change of foreign
exchange registration procedures; to carry out
relevant approval procedures required by regulatory
authorities and venues in which the Company is
listed, and to carry out filings with the China
Securities Regulatory Commission; to carry out
cancellation procedures for repurchased shares,
decrease registered capital, and to make
corresponding amendments to the Articles of
Association of the Company relating to share capital
and shareholdings etc, and to carry out statutory
registrations and filings within and outside China;
and approve and execute, on behalf of the Company,
documents and matters related to share repurchase;
[Authority expires the earlier of the conclusion of
the next AGM or the expiration of the period of 12
months following the passing of this special
resolution at the AGM for 2008, the first A
shareholders' class meeting in 2009 and the first H

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA STL CORP
  TICKER:                N/A             CUSIP:     Y15041109
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: The 2008 business reports                                   ISSUER          NO           N/A               N/A

PROPOSAL #1.2: The 2008 audited reports reviewed by                        ISSUER          NO           N/A               N/A
Supervisors

PROPOSAL #1.3: The issuance status of local                                ISSUER          NO           N/A               N/A
convertible bond

PROPOSAL #1.4: The status of 2008 Treasury Stock                           ISSUER          NO           N/A               N/A
Buyback

PROPOSAL #2.1: Ratify the 2008 business and financial                      ISSUER          YES          FOR               FOR
 reports

PROPOSAL #2.2: Ratify the 2008 earnings distribution                       ISSUER          YES          FOR               FOR
proposal [proposed cash dividend: TWD 1.3/sharers]

PROPOSAL #2.3: Approve to raise capital by issuing                         ISSUER          YES          FOR               FOR
new shares from earnings [proposed STK dividend:
43shares / 1000shares]

PROPOSAL #2.4: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #2.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
acquisition or disposal of asset

PROPOSAL #2.6: Approve the procedures of endorsements                      ISSUER          YES          FOR               FOR
 and guarantees

PROPOSAL #2.7: Approve to release the Directors from                       ISSUER          YES          FOR               FOR
non-competition duties

PROPOSAL #2.8: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA STL CORP
  TICKER:                N/A             CUSIP:     Y15041125
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: To report on the operations of 2008                         ISSUER          NO           N/A               N/A

PROPOSAL #1.2: To report on the Supervisor's review                        ISSUER          NO           N/A               N/A
of the finalized financial statements of 2008

PROPOSAL #1.3: To report on the status of issuance of                      ISSUER          NO           N/A               N/A
 Corporate Bond for 2008

PROPOSAL #1.4: To report on the status of share                            ISSUER          NO           N/A               N/A
repurchase for the 3rd time

PROPOSAL #2.1: Approve the 2008 business report and                        ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #2.2: Approve the proposal for distribution                       ISSUER          YES          FOR               FOR
of 2008 profits

PROPOSAL #2.3: Approve the capitalization of 2008                          ISSUER          YES          FOR               FOR
dividends sharing

PROPOSAL #2.4: Amend the Articles of Incorporation                         ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Amend the procedures for acquisition                        ISSUER          YES          FOR               FOR
or disposal of asset

PROPOSAL #2.6: Amend the regulation of endorsements                        ISSUER          YES          FOR               FOR
and guarantees

PROPOSAL #2.7: Approve the removal of the prohibition                      ISSUER          YES          FOR               FOR
 against the holdings of the same or similar
positions in Chung Hung Steel Corporation and etc.,
for the Chairman of Board of Directors Mr. Chia-Juch

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA TELECOM CORP LTD
  TICKER:                N/A             CUSIP:     Y1505D102
  MEETING DATE:          3/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Amend the Article 13 of the Articles                        ISSUER          YES          FOR               FOR
of Association of the Company [the Articles of
Association] as specified and authorize any Director
of the Company to take all actions which in their
opinion are necessary or desirable to complete the
procedures for the approval and/or registration or
filing of the aforementioned amendment to the
Articles of Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA TELECOM CORP LTD
  TICKER:                N/A             CUSIP:     Y1505D102
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the consolidated financial                           ISSUER          YES          FOR               FOR
statements of the Company, the report of the Board of
 Directors, the report of the Supervisory Committee
and the report of the International Auditor for the
YE 31 DEC 2008 and authorize the Board of Directors
[the Board] to prepare the budget of the Company for
year 2008

PROPOSAL #2.: Approve the profit distribution and the                      ISSUER          YES          FOR               FOR
 declaration and payment of a final dividend for the
YE 31 DEC 2008

PROPOSAL #3.: Re-appoint KPMG and KPMG Huazhen as the                      ISSUER          YES          FOR               FOR
 International Auditor and Domestic Auditor of the
Company respectively for the year ending 31 DEC 2009
and authorize the Board to fix the remuneration of
the Auditors

PROPOSAL #S.4.1: Authorize the Board of Directors of                       ISSUER          YES          FOR               FOR
the Company to issue debentures denominated in local
or foreign currencies, in 1 or more tranches,
including, but not limited to, short-term commercial
paper, medium term note, company bonds, corporate
debts, convertible bonds, asset securitization
products and asset-backed notes, from the date of
this meeting until the date on which the AGM of the
Company for the year 2009 is held, with a maximum
outstanding repayment amount RMB 90 billion

PROPOSAL #S.4.2: Authorize the Board of Directors of                       ISSUER          YES          FOR               FOR
the Company or any 2 or more Directors of the Company
 duly authorized by the Board of Directors, taking
into account the specific needs of the Company and
other market conditions, to determine the specific
terms, conditions of, and other matters relating to,
the issue of debentures, including, but not limited
to, the determination of the type, amount, interest
rate, rating, security, any repurchase or redemption
provisions, any placing arrangements, any option to
adjust the nominal interest rate and use of proceeds,
 secure approvals, engage professional advisors,
disseminate relevant application documents to the
regulatory authorities, obtain approvals from the
regulatory authorities, execute all requisite legal
documentation relating to the issue as requested by
the regulatory authorities and make relevant
disclosure; do all such acts which are necessary and
incidental to the issue of debentures [including, but
 not limited to, the securing of approvals, the
determination of underwriting arrangements,
preparation and dissemination of relevant application
 documents to the regulatory authorities, and the
securing of approvals from the regulatory
authorities]; and take all such steps which are
necessary for the purposes of executing the issue of
debentures [including, but not limited to, the
execution of all requisite documentation and the
disclosure of relevant information in accordance with
 applicable laws], and approve to the extent that any
 of the aforementioned acts and steps that have
already been undertaken by the Board of Directors or
the duly authorized Directors in connection with the
issue of debentures

PROPOSAL #S.5.1: Approve the Company's issue of                            ISSUER          YES          FOR               FOR
debentures denominated in local or foreign currencies
 with an aggregate amount of RMB 90 billion, within
which the issue of Company bonds in the PRC in one or
 more tranches not exceeding RMB 30 billion with: a)
size of issue: up to RMB 30 billion; b) placing to
existing shareholders: the Company debentures will
not be issued to existing shareholders on a preferred
 basis by way of placing; c) term: the Company
debentures will have a term not exceeding 10 years
and may have the same term or different terms, which
will be determined in accordance with the market
conditions and the Company's capital requirements; d)
 use of proceeds: the Company bonds issued will be
for the purpose of supplementing the general working
capital of the Company; e) effective period: from the
 date on which the resolutions passed to the date on
which the AGM of the Company for the year 2009 is held

PROPOSAL #S.5.2: Authorize the Board of Directors of                       ISSUER          YES          FOR               FOR
the Company [the Board] or any 2 or more Directors of
 the Company [the Directors] to: a) determine the
type, specific terms and conditions of, and other
matters relating to, the issue [including, but not
limited to, the determination of the type, amount,
interest rate, term, rating, security, whether there
will be repurchase or redemption provisions, whether
there will be an option to adjust the nominal
interest rate and specific arrangements relating to
the use of proceeds within the scope approved by the
shareholders in this meeting]; b) do all such acts
which are necessary and incidental to the issue
[including, but not limited to, the securing of
approvals, engaging professional advisors, the
determination of underwriting arrangements,
preparation and dissemination of relevant application
 documents to the regulatory authorities, and the
securing of approvals from the regulatory
authorities]; c) to take all such steps which are
necessary for the purposes of executing the issue
[including, but not limited to, the execution of all
requisite documentation and the disclosure of
relevant information in accordance with applicable
laws], and approve to the extent that any of the
above acts and steps that have already been
undertaken by the Board or the Directors in
connection with the issue; d) if there are changes in
 the regulatory policies or market conditions, adjust
 the specific proposal relating to the issue and
related matters in accordance with the opinion of the
 regulatory authorities; and e) after completion of
the issue, determine and approve matters relating to

PROPOSAL #S.6: Authorize the Company, to allot, issue                      ISSUER          YES        AGAINST           AGAINST
 and deal with additional shares of the Company and
to make or grant offers, agreements and options
during and after the relevant period, not exceeding
the aggregate of 20% of the Company's existing
domestic shares and H shares [as the case may be] in
issue at the date of passing of this special
resolution otherwise than pursuant to: i) a rights
issue; or ii) any scrip dividend or similar
arrangement providing for the allotment of shares in
lieu of the whole or part of a dividend on shares in
accordance with the Articles of Association of the
Company; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the 12 month period following the
passing of these special resolution]

PROPOSAL #S.7: Authorize the Board to increase the                         ISSUER          YES        AGAINST           AGAINST
registered capital of the Company to reflect the
issue of shares in the Company authorized under
Special Resolution 6, and to make such appropriate
and necessary amendments to the Article of
Association of the Company as they think fit to
reflect such increases in the registered capital of
the Company and to take any other action and complete
 any formality required to effect such increase of
the registered capital of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPAL ELECTRONICS INC
  TICKER:                N/A             CUSIP:     20440Y200
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: Receive the report on business                              ISSUER          NO           N/A               N/A
operation for the year 2008

PROPOSAL #A.2: Receive the report of the Supervisors'                      ISSUER          NO           N/A               N/A
 examination for year 2008 financial statements

PROPOSAL #A.3: Implementation for the status of share                      ISSUER          NO           N/A               N/A
 buy-back

PROPOSAL #B.1: Ratify the financial statements report                      ISSUER          YES          FOR               FOR
 for year 2008

PROPOSAL #B.2: Ratify the distribution of earnings                         ISSUER          YES          FOR               FOR
for year 2008

PROPOSAL #C.1: Approve the increase of capital by                          ISSUER          YES          FOR               FOR
issuing new shares from capitalization of capital
surplus, retained earning and issuance of employees'
stock bonus

PROPOSAL #C.2: Amend the Articles of Incorporations                        ISSUER          YES          FOR               FOR

PROPOSAL #C.3: Amend the Procedures for the                                ISSUER          YES          FOR               FOR
Acquisition or Disposal of Assets

PROPOSAL #C.4: Amend the Procedures for Endorsement &                      ISSUER          YES          FOR               FOR
 Guarantee

PROPOSAL #C.5: Amend the Procedures for Lending Funds                      ISSUER          YES          FOR               FOR
 to Other Parties

PROPOSAL #C.6: Elect 12 Directors and 3 Supervisors                        ISSUER          YES          FOR               FOR
[10th Term]

PROPOSAL #C.7: Approve the release of the non-compete                      ISSUER          YES          FOR               FOR
 clause for the Directors

PROPOSAL #D.: Other proposals and special motion                           ISSUER          NO           N/A               N/A

PROPOSAL #E.: Meeting adjourned                                            ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA DE SANEAMENTO BASICO DO ESTADO DE SAO PA
  TICKER:                N/A             CUSIP:     P8228H104
  MEETING DATE:          7/28/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend the Corporate Bylaws that will                         ISSUER          YES          FOR               FOR
amend and renumber the Chapters and the Articles in
the following manner: Chapter I Articles 1 and 2,
Chapter II Articles 3 and 4, Chapter III Article 5,
Chapter IV Article 6, Chapter V Articles 7, 8, 9, 10,
 11, 12, 13 and 14, Chapter VI Articles 15, 16, 17,
18 and 19, Chapter VII Articles 20, 21 and 22,
Chapter VIII Articles 23, 24, 25, 26 and 27, Chapter
IX Articles 28 and 29, Chapter   X, Articles 30,
Chapter XI Article 31, Chapter XII Articles 32, 33,
34, 35, 36 and 37, Chapter XIII Article 38, Chapter
XIV Articles 39, 40, 41, 42 and 43, Chapter XV
Article 44 and Chapter XVI Articles 45 and 46

PROPOSAL #2.: Elect a Member of the Board of Directors                     ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA VALE DO RIO DOCE
  TICKER:                RIOPR           CUSIP:     204412100
  MEETING DATE:          12/29/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: THE APPROVAL FOR THE PROTOCOL AND                            ISSUER          YES          FOR               FOR
JUSTIFICATION OF THE CONSOLIDARION OF MINERACAO ONCA
PUMA S.A. INTO VALE PURSUANT TO ARTICLES 224 AND 225
OF THE BRAZILIAN CORPORATE LAW.

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF ACAL                            ISSUER          YES          FOR               FOR
CONSULTORIA E AUDITOR S/S, THE EXPERTS HIRED TO
APPRAISE THE VALUE OF MINERACAO ONCA PUMA S.A.

PROPOSAL #03: TO DECIDE ON THE APPRAISAL REPORT,                           ISSUER          YES          FOR               FOR
PREPARED BY THE EXPERT APPRAISERS.

PROPOSAL #04: THE APPROVAL FOR THE CONSOLIDATION OF                        ISSUER          YES          FOR               FOR
MINERACAO ONCA PUMA S.A. INTO VALE, WITHOUT A CAPITAL
 INCREASE OR THE ISSUANCE OF NEW VALE SHARES.

PROPOSAL #05: TO AMEND ARTICLE 1 OF VALE'S BY-LAWS IN                      ISSUER          YES          FOR               FOR
 ORDER TO REPLACE THE ACRONYM CVRD FOR VALE IN
ACCORDANCE WITH THE NEW GLOBAL BRAND UNIFICATION.

PROPOSAL #06: TO ADJUST ARTICLES 5 AND 6 OF VALE'S                         ISSUER          YES          FOR               FOR
BY-LAWS TO REFLECT THE CAPITAL INCREASE RESOLVED IN
THE BOARD OF DIRECTORS MEETINGS HELD ON JULY 22, 2008
 AND AUGUST 05, 2008.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA VALE DO RIO DOCE
  TICKER:                RIOPR           CUSIP:     204412100
  MEETING DATE:          4/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O1A: APPRECIATION OF THE MANAGEMENTS'                            ISSUER          YES          FOR               FOR
REPORT AND ANALYSIS, DISCUSSION AND VOTE ON THE
FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING

PROPOSAL #O1B: PROPOSAL FOR THE DESTINATION OF                             ISSUER          YES        AGAINST           AGAINST
PROFITS OF THE SAID FISCAL YEAR AND APPROVAL OF THE
INVESTMENT BUDGET FOR VALE

PROPOSAL #O1C: APPOINTMENT OF THE MEMBERS OF THE                           ISSUER          YES       WITHHOLD           AGAINST
BOARD OF DIRECTORS V

PROPOSAL #O1D: APPOINTMENT OF THE MEMBERS OF THE                           ISSUER          YES        AGAINST           AGAINST
FISCAL COUNCIL

PROPOSAL #O1E: ESTABLISHMENT OF THE REMUNERATION OF                        ISSUER          YES          FOR               FOR
THE SENIOR MANAGEMENT AND FISCAL COUNCIL MEMBERS

PROPOSAL #E2A: TO CHANGE THE LEGAL NAME OF THE                             ISSUER          YES          FOR               FOR
COMPANY TO VALE S.A., WITH THE CONSEQUENT AMENDMENT
OF ARTICLE 1 OF VALE'S BY-LAWS IN ACCORDANCE WITH THE
 NEW GLOBAL BRAND UNIFICATION

PROPOSAL #E2B: TO ADJUST ARTICLE 5 OF VALE'S BY-LAWS                       ISSUER          YES          FOR               FOR
TO REFLECT THE CAPITAL INCREASE RESOLVED IN THE BOARD
 OF DIRECTORS MEETINGS HELD ON JULY 22, 2008 AND
AUGUST 05, 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA VALE DO RIO DOCE
  TICKER:                RIO             CUSIP:     204412209
  MEETING DATE:          12/29/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: THE APPROVAL FOR THE PROTOCOL AND                            ISSUER          YES          FOR               FOR
JUSTIFICATION OF THE CONSOLIDARION OF MINERACAO ONCA
PUMA S.A. INTO VALE PURSUANT TO ARTICLES 224 AND 225
OF THE BRAZILIAN CORPORATE LAW.

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF ACAL                            ISSUER          YES          FOR               FOR
CONSULTORIA E AUDITOR S/S, THE EXPERTS HIRED TO
APPRAISE THE VALUE OF MINERACAO ONCA PUMA S.A.

PROPOSAL #03: TO DECIDE ON THE APPRAISAL REPORT,                           ISSUER          YES          FOR               FOR
PREPARED BY THE EXPERT APPRAISERS.

PROPOSAL #04: THE APPROVAL FOR THE CONSOLIDATION OF                        ISSUER          YES          FOR               FOR
MINERACAO ONCA PUMA S.A. INTO VALE, WITHOUT A CAPITAL
 INCREASE OR THE ISSUANCE OF NEW VALE SHARES.

PROPOSAL #05: TO RATIFY THE APPOINTMENT OF A MEMBER                        ISSUER          YES          FOR               FOR
AND AN ALTERNATE OF THE BOARD OF DIRECTORS, DULY
NOMINATED DURING THE BOARD OF DIRECTORS MEETINGS HELD
 ON APRIL 17, 2008 AND MAY 21, 2008 IN ACCORDANCE
WITH SECTION 10 OF ARTICLE 11 OF VALE'S BY-LAWS.

PROPOSAL #06: AMEND ARTICLE 1 OF VALE'S BY-LAWS TO                         ISSUER          YES          FOR               FOR
REPLACE THE ACRONYM CVRD FOR VALE IN ACCORDANCE WITH
THE NEW GLOBAL BRAND UNIFICATION.

PROPOSAL #07: TO ADJUST ARTICLES 5 AND 6 OF VALE'S                         ISSUER          YES          FOR               FOR
BY-LAWS TO REFLECT THE CAPITAL INCREASE RESOLVED IN
THE BOARD OF DIRECTORS MEETINGS HELD ON JULY 22, 2008
 AND AUGUST 05, 2008.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CREDIT AGRICOLE SA, PARIS
  TICKER:                N/A             CUSIP:     F22797108
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company's financial                             ISSUER          YES          FOR               FOR
statements for the YE 31 DEC 2008, as presented, and
the expenses and charges that were not Tax deductible
 of EUR 157,353.00 with a corresponding Tax of EUR
54,177.00

PROPOSAL #O.2: Approve the consolidated financial                          ISSUER          YES          FOR               FOR
statements for the said FY, in the form presented to
the meeting

PROPOSAL #O.3: Approve the recommendations of the                          ISSUER          YES          FOR               FOR
Board of Directors and resolves that the in come for
the FY of EUR 248,598,945.42, be appropriated as: it
resolves to fund to the legal reserve: EUR
12,429,947.27, it notes that the distributable
income, after the allocation to the legal reserve and
 due to the positive balance on retained earnings of
EUR 5,133,758,198.11, amounts to EUR
5,369,927,196.26, the dividends are of EUR
1,001,854,123.20, the retained earnings will show a
new amount of EUR 4,368,073,073.06; the shareholders
will receive a net dividend of EUR 0.45 per share,
and will entitle to the 40% deduction provided by the
 French Tax Code; this dividend will be paid on 23
JUN 2009; in the event that the Company holds some of
 its own shares on the day the dividend is paid, the
amount of the unpaid dividend on such shares shall be
 allocated to the retained earnings account; and
authorize the Board of Directors to proceed with this
 registration; as required by law, it is reminded
that, for the last 3 FY, the dividends paid, were as:
 EUR 0.94 for FY 2005, entitled to the 40% deduction,
 EUR 1.15 for FY 2006, entitled to the 40% deduction,
 EUR 1.20 for FY 2007, entitled to the 40% deduction

PROPOSAL #O.4: Approve to decide to grant to each                          ISSUER          YES          FOR               FOR
shareholder an option granting the right to receive
the dividend payment in cash or in shares, as per the
 conditions: this option will be effective from 27
MAY 2009 to 11 JUN 2009; after, the shareholders will
 receive the dividend payment in cash as from 23 JUN
2009; if the dividend amount does not correspond to
an integer of shares, the shareholder will receive
the immediately lower number of shares with a
balancing cash adjustment; the new shares will be
created with dividend rights as of 01 JAN 2009

PROPOSAL #O.5: Approve, the special report of the                          ISSUER          YES          FOR               FOR
Auditors on agreements governed by Articles L.225-38
ET sequence of the French Commercial Code, the said
report and the agreements referred to therein

PROPOSAL #O.6: Approve, the special report of the                          ISSUER          YES          FOR               FOR
Auditors on regulated agreements, all the retirement
commitments in favor of Mr. Georges Pauget, General
Manager

PROPOSAL #O.7: Approve, the special report of the                          ISSUER          YES          FOR               FOR
Auditors on regulated agreements, all the retirement
commitments in favor of Mr. Jean-Yves Hocher, Deputy
General Manager

PROPOSAL #O.8: Approve, the special report of the                          ISSUER          YES          FOR               FOR
Auditors on regulated agreements, all the retirement
commitments in favor of Mr. Jacques Lenormand, Deputy
 General Manager

PROPOSAL #O.9: Approve, the special report of the                          ISSUER          YES          FOR               FOR
Auditors on regulated agreements, all the retirement
commitments in favor of Mr. Jean-Frederic De Leusse,
Deputy General Manager

PROPOSAL #O.10: Approve to renew the appointment of                        ISSUER          YES        AGAINST           AGAINST
the Mr. Sas Rue La Boe Tie as a Director for a 3-year
 period

PROPOSAL #O.11: Approve to renew the appointment of                        ISSUER          YES        AGAINST           AGAINST
Mr. Gerard Cazals as a Director for a 3-year period

PROPOSAL #O.12: Approve to renew the appointment of                        ISSUER          YES        AGAINST           AGAINST
Mr. Noel Dupuy as a Director for a 3-year period

PROPOSAL #O.13: Approve to renew the appointment of                        ISSUER          YES        AGAINST           AGAINST
Mrs. Carole Giraud as a Director for a 3-year period

PROPOSAL #O.14: Approve to renew the appointment of                        ISSUER          YES        AGAINST           AGAINST
Mr. Dominique Lefebvre as a Director for a 3-year
period

PROPOSAL #O.15: Approve the appointment of Mr.                             ISSUER          YES        AGAINST           AGAINST
Patrick Clavelou as a Director, to replace Mr.
Bernard Mary, for the remainder of Mr. Bernard Mary's
 term of office, i.e. until the shareholders' meeting
 called to approve the financial statements for the
FYE 31 DEC 2008

PROPOSAL #O.16: Approve to renew the appointment of                        ISSUER          YES        AGAINST           AGAINST
Mr. Patrick Clavelou as a Director for a 3-year period

PROPOSAL #O.17: Appoint the Director, to replace Mr.                       ISSUER          YES          FOR               FOR
Philippe Camus, for the remainder of Mr. Philippe
Camus' term of office, i.e. until the shareholders'
meeting called to approve the financial statements
for the FYE 31 DEC 2010

PROPOSAL #O.18: Approve to award total annual fees of                      ISSUER          YES          FOR               FOR
 EUR 950,000.00 to the Members of the Board of

PROPOSAL #O.19: Authorizes the Board of Directors to                       ISSUER          YES          FOR               FOR
buy the Company's ordinary shares on the stock
market, subject to the conditions: maximum purchase
price: EUR 15.00, maximum number of shares to be
acquired: 10% of the total number of ordinary shares,
 maximum funds invested in the share buybacks: EUR
2,000,000,010.00, which represents 133,333,334
ordinary shares; the number of shares acquired by the
 Company with a view to their retention or their
subsequent delivery in payment or exchange as part of
 a merger, divestment or capital contribution cannot
exceed 5% of the ordinary shares in the Company;
[Authority expires after 18-month period]; it
supersedes the fraction unused of the authorization
granted by the shareholders' meeting of may 21, 2008

PROPOSAL #O.20: Authorize to repurchase up to 10% of                       ISSUER          YES        AGAINST           AGAINST
preference share capital, subject to approval of Item
 23, 24, 36, or 37

PROPOSAL #E.21: Amend the Article 10.2 of Bylaws re:                       ISSUER          YES          FOR               FOR
maximum number of terms for the Directors

PROPOSAL #E.22: Authorize the new class of preferred                       ISSUER          YES        AGAINST           AGAINST
stock and amend Bylaws accordingly, subject to
approval of Item 23, 24, 36, or 37

PROPOSAL #E.23: Authorize the issuance of preferred                        ISSUER          YES        AGAINST           AGAINST
stock with preemptive rights for up to aggregate
nominal amount of EUR 2,226,342,496, subject to
approval of Item 22

PROPOSAL #E.24: Authorize the issuance of preferred                        ISSUER          YES        AGAINST           AGAINST
stock without preemptive rights for up to aggregate
nominal amount of EUR 2,226,342,496, subject to
approval of Item 22

PROPOSAL #E.25: Authorize the Board to increase                            ISSUER          YES        AGAINST           AGAINST
capital in the event of additional demand related to
delegation submitted to shareholder vote above

PROPOSAL #E.26: Authorize the issuance of equity or                        ISSUER          YES          FOR               FOR
equity linked securities with preemptive rights up to
 aggregate nominal amount of EUR 3.3 billion

PROPOSAL #E.27: Authorize the issuance of equity or                        ISSUER          YES          FOR               FOR
equity linked securities without preemptive rights up
 to aggregate nominal amount of EUR 1 billion

PROPOSAL #E.28: Authorize the Board to increase                            ISSUER          YES          FOR               FOR
capital in the event of additional demand related to
delegation submitted to shareholder vote above

PROPOSAL #E.29: Authorize the capital increase of up                       ISSUER          YES          FOR               FOR
to 10% of issued capital for future acquisitions

PROPOSAL #E.30: Authorize the Board to set issue                           ISSUER          YES        AGAINST           AGAINST
price for 10% of issued capital pursuant to issuance
authority without preemptive rights

PROPOSAL #E.31: Approve to set Global Limit for                            ISSUER          YES        AGAINST           AGAINST
capital increase to result from issuance requests
under Items 23 through 30 at EUR 5.5 billion

PROPOSAL #E.32: Approve the issuance of securities                         ISSUER          YES          FOR               FOR
convertible into debt up to an aggregate amount of
EUR 5 billion

PROPOSAL #E.33: Authorize the capitalization of                            ISSUER          YES          FOR               FOR
reserves of up to EUR 1 billion for bonus issue or
increase in par value

PROPOSAL #E.34: Approve the Employee Stock Purchase                        ISSUER          YES          FOR               FOR
Plan

PROPOSAL #E.35: Approve the Stock Purchase Plan                            ISSUER          YES          FOR               FOR
reserved for international employees

PROPOSAL #E.36: Approve the Employee Preferred Stock                       ISSUER          YES        AGAINST           AGAINST
Purchase Plan, subject to approval of Item 22

PROPOSAL #E.37: Approve Employee Preferred Stock                           ISSUER          YES        AGAINST           AGAINST
Purchase Plan for International Employees, Subject to
 approval of Item 22

PROPOSAL #E.38: Approve the reduction in share                             ISSUER          YES          FOR               FOR
capital via cancellation of repurchased shares

PROPOSAL #E.39: Approve the reduction in share                             ISSUER          YES        AGAINST           AGAINST
capital via cancellation of repurchased preference

PROPOSAL #E.40: Authorize the filing of required                           ISSUER          YES          FOR               FOR
documents/other formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CREDIT SUISSE GROUP
  TICKER:                N/A             CUSIP:     H3698D419
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Presentation of the annual report,                          ISSUER          NO           N/A               N/A
parent company's 2008 financial statements, Group's
2008 consolidated financial statements and the
remuneration report.

PROPOSAL #1.2: Consultative vote on the remuneration                       ISSUER          YES          FOR               FOR
report.

PROPOSAL #1.3: Approval of the annual report, parent                       ISSUER          YES          FOR               FOR
company's 2008 financial statements and Group's 2008
consolidated financial statements.

PROPOSAL #2: Discharge of the acts of the Members of                       ISSUER          YES          FOR               FOR
the Board of Directors and the Executive Board.

PROPOSAL #3: Appropriation of retained earnings.                           ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Increasing conditional capital for                          ISSUER          YES          FOR               FOR
convertible and warrant bonds.

PROPOSAL #4.2: Renewing and increasing authorized                          ISSUER          YES          FOR               FOR
capital.

PROPOSAL #5.1: Group's Independent auditor.                                ISSUER          YES          FOR               FOR

PROPOSAL #5.2: Presence quorum for Board of                                ISSUER          YES          FOR               FOR
Directors' resolutions.

PROPOSAL #5.3: Deletion of provisions concerning                           ISSUER          YES          FOR               FOR
contributions in kind.

PROPOSAL #6.1.1: Re-elect Hans-Ulrich Doerig as                            ISSUER          YES          FOR               FOR
Director.

PROPOSAL #6.1.2: Re-elect Walter B. Kielholz as                            ISSUER          YES          FOR               FOR
Director.

PROPOSAL #6.1.3: Re-elect Richard E. Thornburgh as                         ISSUER          YES          FOR               FOR
Director.

PROPOSAL #6.1.4: Elect Andreas Koopmann as Director.                       ISSUER          YES          FOR               FOR

PROPOSAL #6.1.5: Elect Urs Rohner as Director.                             ISSUER          YES          FOR               FOR

PROPOSAL #6.1.6: Elect John Tiner as Director.                             ISSUER          YES          FOR               FOR

PROPOSAL #6.2: Election of the independent auditors.                       ISSUER          YES          FOR               FOR

PROPOSAL #6.3: Election of special auditors.                               ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DBS GROUP HOLDINGS LTD, SINGAPORE
  TICKER:                N/A             CUSIP:     Y20246107
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the Directors'                           ISSUER          YES          FOR               FOR
report and audited accounts for the YE 31 DEC 2008
and the Auditors' report thereon

PROPOSAL #2.: Declare a one-tier tax exempt final                          ISSUER          YES          FOR               FOR
dividend of 14 cents per ordinary share, for the YE
31 DEC 2008

PROPOSAL #3.A: Approve to sanction the amount of SGD                       ISSUER          YES          FOR               FOR
1,475,281 proposed as Director's fees for 2008

PROPOSAL #3.B: Approve to sanction the amount of SGD                       ISSUER          YES          FOR               FOR
2,000,000 proposed as special remuneration for Mr.
Koh Boon Hwee for 2008

PROPOSAL #4.: Re-appoint Messrs.                                           ISSUER          YES          FOR               FOR
PricewaterhouseCoopers as the Auditors of the Company
 and authorize the Directors to fix their remuneration

PROPOSAL #5.A: Re-elect Mr. Koh Boon Hwee as a                             ISSUER          YES          FOR               FOR
Director, who are retiring under Article 95 of the
Company's Articles of Association

PROPOSAL #5.B: Re-elect Mr. Christopher Cheng Wai                          ISSUER          YES          FOR               FOR
Chee as a Director, who are retiring under Article 95
 of the Company's Articles of Association

PROPOSAL #6.A: Re-elect Mr. Richard Daniel Stanley,                        ISSUER          YES          FOR               FOR
as a Director, who are retiring under Article 101 of
the Company's Articles Association

PROPOSAL #6.B: Re-elect Ms. Euleen Goh Yiu Kiang, as                       ISSUER          YES          FOR               FOR
a Director, who are retiring under Article 101 of the
 Company's Articles Association

PROPOSAL #6.C: Re-elect Dr. Bart Joseph Broadman, as                       ISSUER          YES          FOR               FOR
a Director, who are retiring under Article 101 of the
 Company's Articles Association

PROPOSAL #7.: Re-appoint Mr. Andrew Robert Fowell                          ISSUER          YES        AGAINST           AGAINST
Buxton as a Director pursuant to Section 153[6] of
the Companies Act, Chapter 50, to hold office from
the date of this AGM until the next AGM the Company

PROPOSAL #8.A: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
the Company to a] allot and issue from time to time
such number of ordinary shares in the capital of the
Company [DBSH ordinary shares] as may be required to
be issued pursuant to the exercise of options under
the DBSH share option plan; and b] offer and grant
awards in accordance with the provisions of the DBSH
share plan and to allot and issue from time to time
such number of DBSH ordinary shares as may be
required to be issued pursuant to the vesting of
awards under the DBSH share plan, provided always
that the aggregate number of new DBSH ordinary shares
 to be issued pursuant to the exercise of options
granted under the DBSH share option plan and the
vesting of awards granted or to be granted under the
DBSH share plan shall not exceed 7.5% of the total
number of issued shares [excluding treasury shares]
in the capital of the Company from time to time

PROPOSAL #8.B: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 to a] [i] issue shares in the capital of the Company
 [shares] whether by way of rights, bonus or
otherwise; and/or [ii] make or grant offers,
agreements or options [collectively, Instruments]
that might or would require shares to be issued,
including but not limited to the creation and issue
of [as well as adjustments to] warrants, debentures
or other instruments convertible into shares, at any
time and upon such terms and conditions and for such
purposes and to such persons as the Directors may in
their absolute discretion deem fit; and [b]
[notwithstanding the authority conferred by this
resolution may have ceased to be in force] issue
shares in pursuance of any instrument made or granted
 by the Directors while this Resolution was in force,
 provided that [1] the aggregate number of shares to
be issued pursuant to this resolution [including
shares to be issued in pursuance of instruments made
or granted pursuant to this Resolution] does not
exceed 50% of the total number of issued shares
[excluding treasury shares] in the capital of the
Company [as calculated in accordance with paragraph
[2] below], of which the aggregate number of shares
to be issued other than on a pro rata basis to
shareholders of the Company [including shares to be
issued in pursuance of instruments made or granted
pursuant to this resolution] does not exceed 10% of
the total number of issued shares [excluding treasury
 shares] in the capital of the Company [as calculated
 in accordance with paragraph [2] below]; [2]
[subject to such manner of calculation and
adjustments as may be prescribed by the Singapore
Exchange Securities Trading Limited [SGX-ST]] for the
 purpose of determining the aggregate number of
shares that may be issued under paragraph [1] above,
the percentage of issued shares shall be based on the
 total number of issued shares [excluding treasury
shares] in the capital of the Company at the time
this resolution is passed, after adjusting for [i]
new shares arising from the conversion or exercise of
 any convertible securities or share options or
vesting of share awards which are outstanding or
subsisting at the time this resolution is passed; and
 [ii] any subsequent bonus issue, consolidation or
subdivision of shares; [3] in exercising the
authority conferred by this Resolution, the Company
shall comply with the provisions of the listing
manual of the SGX-ST for the time being in force
[unless such compliance has been waived by the SGX-
ST] and the Articles of Association for the time
being of the Company; [Authority expires at the
earlier of the conclusion of the next AGM of the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DBS GROUP HOLDINGS LTD, SINGAPORE
  TICKER:                N/A             CUSIP:     Y20246107
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors for the                              ISSUER          YES          FOR               FOR
purposes of Sections 76C and 76E of the Companies
Act, Chapter 50 [the Companies Act], to purchase or
otherwise acquire issued ordinary shares in the
capital of DBSH [ordinary shares] not exceeding in
aggregate the maximum percentage [as specified], at
such price or prices as may be determined by the
Directors from time to time up to the maximum price
[as specified], whether by way of: [i] market
purchase[s] on the Singapore Exchange Securities
Trading Limited [SGX-ST] transacted through the
Central Limit Order Book trading system and/or any
other securities exchange on which the ordinary
shares may for the time being be listed and quoted
[Other Exchange]; and/or [ii] off-market purchase[s]
[if effected otherwise than on the SGX-ST or, as the
case may be, other exchange] in accordance with any
equal access scheme[s] as may be determined or
formulated by the Directors as they consider fit,
which scheme[s] shall satisfy all the conditions
prescribed by the Companies Act, and otherwise in
accordance with all other laws and regulations and
rules of the SGX-ST or, as the case may be, other
exchange as may for the time being be applicable,
[the share purchase mandate]; [Authority expires the
earlier of the date on which the next AGM of DBSH is
held and the date by which the next AGM of DBSH is
required by law to be held]; and to complete and do
all such acts and things [including executing such
documents as may be required] as they and/or he may
consider expedient or necessary to give effect to the
 transactions contemplated and/or authorized by this

PROPOSAL #2.: Approve, pursuant to Rule 14.1 of the                        ISSUER          YES          FOR               FOR
rules of the DBSH Share Plan [the Plan] and further
to the ordinary resolution passed by the Company in
general meeting on 21 APR 2003, the extension of the
duration of the Plan for a further period of 10 years
 from 18 SEP 2009 up to 17 SEP 2019; and amend the
Rule 8.1 of the Plan as specified

PROPOSAL #S.3: Amend the Articles of Association                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 contingent upon the passing of Resolution 3,
pursuant to Section 161 of the Companies Act, to
allot and issue from time to time such number of new
ordinary shares, new NRPS [as specified] and new RPS
[as specified] in the Company as may be required to
be allotted and issued pursuant to the DBSH Scrip
Dividend Scheme [as specified]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DENWAY MTRS LTD
  TICKER:                N/A             CUSIP:     Y2032Y106
  MEETING DATE:          6/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and consider the audited                             ISSUER          YES          FOR               FOR
financial statements and the report of the Directors
and the Independent Auditor's report for the YE 31
DEC 2008

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Re-elect Mr. Zeng Qinghong as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #3.2: Re-elect Mr. Yang Dadong as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Re-elect Mr. Yao Yiming as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Re-elect Mr. Cheung Doi Shu as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.5: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix the remuneration of the Directors

PROPOSAL #4.: Re-appoint the Auditors and authorize                        ISSUER          YES          FOR               FOR
the Board of Directors to fix the remuneration of the
 Auditors

PROPOSAL #5.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 subject to repurchase shares in the capital of the
Company on The Stock Exchange of Hong Kong Limited
[the Stock Exchange] or on any other stock exchange
on which the shares of the Company may be listed and
recognized by the Securities and Futures Commission
and the Stock Exchange for this purpose, subject to
and in accordance with all applicable laws and the
requirements of the Rules Governing the Listing of
Securities on the Stock Exchange or of any other
stock exchange as amended from time to time; approve
the aggregate nominal amount of shares of the Company
 to be repurchased by the Company shall not exceed
10% of the aggregate nominal amount of the issued
share capital of the Company at the date of the
passing of this resolution and the said approval
shall be limited accordingly; [Authority expires
earlier at the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by law to be

PROPOSAL #6.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 subject to allot, issue and deal with additional
shares in the capital of the Company and to make and
grant offers, agreements and options [including
warrants, bonds, debentures, notes and other
securities which carry rights to subscribe for or are
 convertible into shares of the Company] which would
or might require shares to be allotted and after the
end of the relevant period; approve the aggregate
nominal amount of share capital allotted or agreed
conditionally or unconditionally to be allotted
[whether pursuant to an option or otherwise] by the
Directors of the Company, otherwise than pursuant to
(a) a Rights Issue [as hereinafter defined]; or (b)
an issue of shares upon the exercise of subscription
rights under any option scheme or similar arrangement
 for the time being adopted for the grant or issue to
 the grantees as specified in such scheme or similar
arrangement of shares or rights to acquire shares of
the Company; or (c) any issue of shares pursuant to
the exercise of rights of subscription or conversion
under the terms of any existing warrants, bonds,
debentures, notes and other securities of the Company
 which carry rights to subscribe for or are
convertible into shares of the Company; or (d) an
issue of shares pursuant to any scrip dividend or
similar arrangement providing for the allotment of
shares in lieu of the whole or part of the dividend
on shares of the Company in accordance with the
Articles of Association of the Company, shall not
exceed 20% of the aggregate nominal amount of the
issued share capital of the Company at the date of
the passing of this resolution and the said approval
shall be limited accordingly; [Authority expires
earlier at the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by law to be

PROPOSAL #7.: Approve that the conditional upon the                        ISSUER          YES        AGAINST           AGAINST
passing of the ordinary resolutions in items 5 and 6
as specified, the general mandate granted to the
Directors of the Company to exercise the powers of
the Company to allot, issue and deal with any
additional shares of the Company pursuant to ordinary
 resolution in item 6 as specified be and is hereby
extended by the addition thereto of an amount
representing the aggregate nominal amount of the
share capital of the Company repurchased by the
Company under the authority granted pursuant to
ordinary resolution in item 5 as specified, provided
that such extended amount shall not exceed 10% of the
 aggregate nominal amount of the issued share capital
 of the Company at the date of the passing of this

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DEUTSCHE BANK AG, FRANKFURT AM MAIN
  TICKER:                N/A             CUSIP:     D18190898
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the established Annual                       ISSUER          NO           N/A               N/A
Financial Statements and Management Report (including
 the comments on disclosure pursuant to paragraph 289
 (4) German Commercial Code) for the 2008 financial
year, the approved Consolidated Financial Statements
and Management Report (including the comments on
disclosure pursuant to paragraph 315 (4) German
Commercial Code) for the 2008 financial year as well
as the Report of the Supervisory Board

PROPOSAL #2.: Appropriation of distributable profit                        ISSUER          YES          FOR               FOR

PROPOSAL #3.: Ratification of the acts of management                       ISSUER          YES          FOR               FOR
of the Management Board for the 2008 financial year

PROPOSAL #4.: Ratification of the acts of management                       ISSUER          YES          FOR               FOR
of the Supervisory Board for the 2008 financial year

PROPOSAL #5.: Election of the auditor for the 2009                         ISSUER          YES          FOR               FOR
financial year, interim accounts

PROPOSAL #6.: Authorization to acquire own shares for                      ISSUER          YES          FOR               FOR
 trading purposes (paragraph 71 (1) No. 7 Stock
Corporation Act)

PROPOSAL #7.: Authorization to acquire own shares                          ISSUER          YES          FOR               FOR
pursuant to paragraph 71 (1) No. 8 Stock Corporation
Act as well as for their use with the possible
exclusion of pre-emptive rights

PROPOSAL #8.: Amendment to the Articles of                                 ISSUER          YES          FOR               FOR
Association relating to the registration period for
the General Meeting

PROPOSAL #9.: Amendment to paragraph 19 (2) sentence                       ISSUER          YES          FOR               FOR
3 of the Articles of Association to accord with the
rules of the Act on the Implementation of the
Shareholder Rights Directive

PROPOSAL #10.: Creation of new authorized capital                          ISSUER          YES          FOR               FOR
(with the possibility of excluding pre-emptive
rights, also in accordance with paragraph 186 (3)
sentence 4 Stock Corporation Act) and amendment to
the Articles of Association

PROPOSAL #11.: Creation of new authorized capital for                      ISSUER          YES          FOR               FOR
 capital increases in cash or in kind (with the
possibility of excluding pre-emptive rights) and
amendment to the Articles of Association

PROPOSAL #12.: Creation of new authorized capital                          ISSUER          YES          FOR               FOR
(with the possibility of excluding pre-emptive rights
 for broken amounts as well as in favour of holders
of option and convertible rights) and amendment to
the Articles of Association

PROPOSAL #13.: Authorization to issue participatory                        ISSUER          YES          FOR               FOR
notes with warrants and/ or convertible participatory
 notes, bonds with warrants and convertible bonds
(with the possibility of excluding pre-emptive
rights), creation of conditional capital and
amendment to the Articles of Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DEUTSCHE LUFTHANSA AG, KOELN
  TICKER:                N/A             CUSIP:     D1908N106
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the audited financial                        ISSUER          NO           N/A               N/A
statements, the approved consolidated financial
statements, the management report for the Company and
 the Group for the 2008 financial year as well as the
 report of the Supervisory Board

PROPOSAL #2.: Appropriation of the distributable                           ISSUER          YES          FOR               FOR
profit for the 2008 financial year

PROPOSAL #3.: Approval of Executive Board's acts for                       ISSUER          YES          FOR               FOR
the 2008 financial year

PROPOSAL #4.: Approval of Supervisory Board's acts                         ISSUER          YES          FOR               FOR
for the 2008 financial year

PROPOSAL #5.: Authorisation to purchase own shares                         ISSUER          YES          FOR               FOR

PROPOSAL #6.: Creation of new Authorised Capital B                         ISSUER          YES          FOR               FOR
for employee shares and a corresponding amendment to
the Articles of Association

PROPOSAL #7.: Amendment to the Articles of                                 ISSUER          YES          FOR               FOR
Association to abolish concessionary flights for
Supervisory Board members

PROPOSAL #8.: Appointment of auditors for the annual                       ISSUER          YES          FOR               FOR
financial statements in the 2009 financial year

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DEUTSCHE TELEKOM AG
  TICKER:                N/A             CUSIP:     D2035M136
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements and Group annual report as well as the
report by the Board of Managing Directors pursuant to
 Sections 289(4) and 315(4) of the German Commercial

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          YES          FOR               FOR
distributable profit of EUR 5,297,162,661.31 as
follows: payment of a dividend of EUR 0.78 per no-par
 share EUR 1,911,426,720.19 shall be carried forward
ex-dividend and payable date: may 01 MAY 2009

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          YES          FOR               FOR
of Managing Directors

PROPOSAL #4.: Postponement of the ratification of the                      ISSUER          YES          FOR               FOR
 Acts of Klaus Zumwinkel, former Member of the
Supervisory Board, during the 2008 FY.

PROPOSAL #5.: Ratification of the Acts of the                              ISSUER          YES          FOR               FOR
Supervisory Board the Acts of the Members of the
Supervisory Board during the 2008 FY shall be
ratified with the exception of Acts by Klaus Zumwinkel

PROPOSAL #6.: Appointment of Auditors a) for the 2009                      ISSUER          YES          FOR               FOR
 FY PricewaterhouseCoopers AG, Frankfurt and Ernst &
Young AG, Stuttgart b) for the abbreviation 2009 FY
and the review of the interim report:
PricewaterhouseCoopers AG, Frankfurt and Ernst &
Young AG, Stuttgart

PROPOSAL #7.: Authorization to acquire own shares the                      ISSUER          YES          FOR               FOR
 Board of Managing Directors shall be authorized,
with the consent of the Supervisory Board, to acquire
 shares of the Company of up to 10% of the Company's
share capital through the Stock Exchange at prices
not deviating more than 5% from the market price of
the shares or by way of a public repurchase offer to
all shareholders at prices not deviating more than
10% from the market price of the shares, on or before
 29 OCT 2010, the shares may also be acquired by
third parties or the Company's affiliates, the Board
of Managing Directors shall be authorized, with the
consent of the Supervisory Board, to dispose of the
shares by way of an offer to all shareholders and to
exclude shareholders subscription rights to dispose
of the shares through the Stock Exchange, float the
shares on Foreign Stock Exchanges at prices not more
than 5% below the market price of the shares, use the
 shares in connection with mergers and acquisitions
and as employee shares for employees of the Company
and its affiliates, sell the shares to third parties
against payment in cash at a price not materially
below the market price of the shares, satisfy conv.
and/or option rights, for residual amounts, and to
retire the shares

PROPOSAL #8.: Election of Joerg Asmussen to the                            ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #9.: Election of Ulrich Schroeder to the                          ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #10.: Approval of the control and Profit                          ISSUER          YES          FOR               FOR
Transfer Agreement with the Company's subsidiary
Interactive Media CCSP GMBH, effective retroactively
from 01 JAN 2009 for at least 5 years

PROPOSAL #11.: Resolution on the revocation of the                         ISSUER          YES          FOR               FOR
authorized capital 2004 and the creation of the
authorized capital 2009/I against payment in kind,
and the correspondence amendment to the Art of
Association a) The authorized capital 2004 shall be
revoked when the new authorized capital comes into
effect b) The Board of MDs shall be authorized, with
the consent of the Supervisory Board, to increase the
 Company's share capital by up to EUR 2,176,000,000
through the issue of up to 850,000,000 registered no-
par shares against payment in kind, on or before
April 29, 2014. The Board of Managing Directors shall
 be authorized, with the consent of the Supervisory
Board, to exclude shareholders subscription right s
in connection with mergers and acquisitions
(authorized capital 2009/I) c) Section 5(2) of the
Art. of Association shall be amended accordingly

PROPOSAL #12.: Resolution on the revocation of the                         ISSUER          YES          FOR               FOR
authorized capital 2006 and the creation of the
authorized capital 2009/II against payment in cash
and/or kind, and the correspondent amendment to the
Art of Association a) The authorized capital 2006
shall be revoked when the new authorized capital
comes into effect b) The Board of Managing Directors
shall be authorized, with the consent of the
Supervisory Board, to increase the Company's share
capital by up to EUR 38,400,000 through the issue of
up to 15,000,000 registered no-par shares against
payment in cash and/or kind, on or before April 29,
2014, Shareholders, subscription rights shall be
excluded, the new shares shall only be issued to
employees of the Company and its affiliates, c)
Section 5(3) of the Art of Association shall be

PROPOSAL #13.: Amendment to Section 15(2) of the Art                       ISSUER          YES          FOR               FOR
of Association, in respect of the Board of Managing
Directors being authorized to permit the audiovisual
transmission of the shareholders meeting

PROPOSAL #14.: Amendment to Section 16(1) and 2) of                        ISSUER          YES          FOR               FOR
the Art of Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DIAGEO PLC
  TICKER:                N/A             CUSIP:     G42089113
  MEETING DATE:          10/15/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the reports and accounts of 2008                     ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report of 2008

PROPOSAL #3.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Dr. Franz B. Humer as a                             ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #5.: Re-elect Ms. Maria Lilja as a Director,                      ISSUER          YES          FOR               FOR
 who retires by rotation

PROPOSAL #6.: Re-elect Mr. W S Shanahan as Director,                       ISSUER          YES          FOR               FOR
who retires by rotation

PROPOSAL #7.: Re-elect Mr. H T Stitzer as a Director,                      ISSUER          YES          FOR               FOR
 who retires by rotation

PROPOSAL #8.: Elect Mr. Philip G Scott as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #9.: Re-appoint the Auditors and approve the                      ISSUER          YES          FOR               FOR
 remuneration of the Auditors

PROPOSAL #10.: Grant authority to allot relevant                           ISSUER          YES          FOR               FOR
securities

PROPOSAL #S.11: Approve the dis-application of pre-                        ISSUER          YES          FOR               FOR
emption rights

PROPOSAL #S.12: Grant authority to purchase own                            ISSUER          YES          FOR               FOR
ordinary shares

PROPOSAL #13.: Grant authority to make political                           ISSUER          YES        ABSTAIN           AGAINST
donations and/or incur political expenditure

PROPOSAL #14.: Adopt the Diageo Plc 2008 Performance                       ISSUER          YES          FOR               FOR
Share Plan

PROPOSAL #15.: Adopt the Diageo Plc 2008 Senior                            ISSUER          YES          FOR               FOR
Executive Share Option Plan

PROPOSAL #16.: Grant authority to establish                                ISSUER          YES          FOR               FOR
international share plans

PROPOSAL #S.17: Amend the Articles of Association                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DRAX GROUP PLC, SELBY
  TICKER:                N/A             CUSIP:     G2904K127
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Directors and                      ISSUER          YES          FOR               FOR
 the audited accounts of the Company for the YE 31
DEC 2008 together with the report of the Auditors on
those audited accounts and the auditable part of the
Directors remuneration report

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008 contained within the
annual report and accounts

PROPOSAL #3.: Declare the final dividend of 38.3                           ISSUER          YES          FOR               FOR
pence per share for the YE 31 DEC 2008

PROPOSAL #4.: Elect Mr. David Lindsell as a Director                       ISSUER          YES          FOR               FOR
of the Company who retires in accordance with the
Company's Articles of Association

PROPOSAL #5.: Elect Mr. Tony Quinlan, as a Director                        ISSUER          YES          FOR               FOR
of the Company who retires in accordance with the
Company's Articles of Association

PROPOSAL #6.: Re-elect Mr. Charles Berry as a                              ISSUER          YES          FOR               FOR
Director of the Company who retires by rotation
pursuant to the Company's Articles of Association

PROPOSAL #7.: Re-elect Mr. Jamie Dundas as a Director                      ISSUER          YES          FOR               FOR
 of the Company who retires by rotation pursuant to
the Company's Articles of Association

PROPOSAL #8.: Re-elect Ms. Dorothy Thompson as a                           ISSUER          YES          FOR               FOR
Director of the Company, who retires by rotation
pursuant to the Company's Articles of Association

PROPOSAL #9.: Re-appoint Deloitte and Touche LLP as                        ISSUER          YES          FOR               FOR
the Auditors of the Company to hold office from the
conclusion of the meeting until the conclusion of the
 next AGM at which accounts are laid before the

PROPOSAL #10.: Authorize the Directors to determine                        ISSUER          YES          FOR               FOR
the Auditors' remuneration

PROPOSAL #11.: Authorize the Directors in accordance                       ISSUER          YES          FOR               FOR
with Section 80 of the Companies Act 1985 [CA 1985]
to exercise all the powers of the Company to allot
relevant securities [within the meaning of that
section], such authority to be limited to the
allotment of relevant securities up to an aggregate
nominal amount of GBP 13,068,783; and that, in
addition to the authority conferred by sub-paragraph
(a) above, as specified to exercise all the powers of
 the Company to allot equity securities [within the
meaning of Section 94 CA 1985] in connection with a
rights issue in favour of ordinary shareholders where
 the equity securities respectively attributable to
the interests of all such ordinary shareholders are
proportionate [as specified ] to the respective
numbers of ordinary shares held by them, but subject
to such exclusions or other arrangements as the
Directors may deem necessary or expedient in relation
 to treasury shares, fractional entitlements or any
legal or practical problems under the laws of, or the
 requirements of any regulatory body or any stock
exchange in, any territory or by virtue of shares
being represented by depositary receipts or otherwise
 howsoever up to an aggregate nominal amount of
GBP13,068,783, provided that the authorities
conferred by sub-paragraphs (a) and (b) [Authority
expires at the conclusion of the next AGM of the
Company or 30 JUN 2010 after the passing of this
resolution]; and the Directors may allot relevant
securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to

PROPOSAL #12.: Authorize the Company in accordance                         ISSUER          YES          FOR               FOR
with Section 366 and 367 of CA 2006, the Company and
all of the Companies that are or become Subsidiaries
of the Company from time to time during the period
when this resolution is in full force and effect, in
aggregate: a)to make political donations to political
 parties and/or independent election candidates, as
defined in Sections 363 and 364 CA 2006, not
exceeding GBP 50,000 in total; and/or b) to make
political donations to political organizations other
than political parties, as defined in Sections 363
and 364 CA 2006, not exceeding GBP 50,000 in total;
and/or c) to incur political expenditure, as defined
in Section 365 CA 2006, not exceeding GBP 100,000 in
total; [authority expires whichever is earlier at the
 conclusion of the next AGM of the Company or 28 APR
2010]

PROPOSAL #S.13: Authorize the Directors, subject to                        ISSUER          YES          FOR               FOR
the passing of Resolution 11 and pursuant to Section
95 CA 1985, to allot equity securities [Section 94 of
 CA 1985] for cash and/or to allot equity securities
where such allotment constitutes an allotment of
securities by virtue of Section 94(3A) CA 1985, as if
 Section 89(1) CA 1985 did not apply to any such
allotments, provided that this power shall be limited
 to the allotment of equity securities: pursuant to
the authority conferred by sub-paragraph (a) and/or
sub-paragraph (b) of resolution 11 above, in
connection with an offer of such securities by way of
 a rights issue in favour of holders of ordinary
shares in the Company where the equity securities
respectively attributable to the interests of all
such holders are proportionate [as specified] to
their respective holdings of ordinary shares [but
subject to such exclusions or other arrangements as
the Directors may deem necessary or expedient in
relation to treasury shares, fractional entitlements
or any legal or practical problems under the laws of,
 or the requirements of any regulatory body or any
Stock Exchange in, any territory or by virtue of
shares being represented by depositary receipts or
otherwise howsoever]; pursuant to the authority
conferred by sub-paragraph (a) of resolution 11
above, in connection with an open offer or other
offer of securities [not being a rights issue] in
favour of holders of ordinary shares in the Company
where the equity securities respectively attributable
 to the interests of all such holders are
proportionate [as specified] to their respective
holdings of ordinary shares (but subject to such
exclusions or other arrangements as the directors may
 deem necessary or expedient in relation to treasury
shares, fractional entitlements or any legal or
practical problems under the laws of, or the
requirements of any regulatory body or any stock
exchange in, any territory or by virtue of shares
being represented by depositary receipts or otherwise
 howsoever]; and otherwise than pursuant to sub-
paragraphs (a) and (b) above, up to an aggregate
nominal amount of GBP 1,960,317, [Authority expires
at the conclusion of the next AGM of the Company or
30 JUN 2010 after the passing of this resolution];
and the Directors may allot equity securities after
the expiry of this authority in pursuance of such an

PROPOSAL #S.14: Authorize the Company, pursuant to                         ISSUER          YES          FOR               FOR
and in accordance with Section 166 of CA1985, to make
 one or more market purchases [Section 163(3) of CA
1985] of ordinary shares in the capital of the
Company on such terms and in such manner as the
Directors of the Company may from time to time
determine, provided that: a)the maximum aggregate
number of ordinary shares to be purchased is
33,939,896 representing approximately 10% of the
issued ordinary share capital; b) the minimum price
[exclusive of expenses] which may be paid for a
ordinary share shall be the nominal amount of such
ordinary share [exclusive of expenses]; c)the maximum
 price [exclusive of expenses] which may be paid for
an ordinary share shall not exceed 105% of the
average of the middle market quotations for an
ordinary share as derived from the London Stock
Exchange Daily Official List for the 5 business days
in respect of which such Daily Official List is
published immediately preceding the day on which the
share is contracted to be purchased; [Authority
expires the earlier at the conclusion of the next AGM
 of the Company after the date of passing of this
resolution or 15 months after the date of passing of
this resolution]; and may make a contract to purchase
 ordinary shares which will or may be executed wholly

PROPOSAL #15.: Approve, that the Drax Bonus Matching                       ISSUER          YES          FOR               FOR
Plan [the 'Plan' or '147;BMP'] [the main features of
which are summarized on page 5 and in Part D Summary
of the principal terms of the Drax Bonus Matching
Plan on pages 6 to 8 and a copy of the draft rules of
 which were produced to the Meeting and for the
purpose of identification initialed by the Chairman]
and authorize the Directors to do all such acts and
things necessary or expedient to carry the Plan into

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                E.ON AKTIENGESELLSCHAFT EON, DUESSELDORF
  TICKER:                N/A             CUSIP:     D24914133
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements and group annual report, and the re-port
pursuant to sect ions 289[4] and 315[4] of the German
 Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          YES          FOR               FOR
distribute profit of EUR 2,856,795,549 as follows:
payment of a dividend of EUR 1.50 per no-par share
ex-dividend and payable date: 05 MAY 2009

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          YES          FOR               FOR
of Managing Directors

PROPOSAL #4.: Ratification of the Acts of the                              ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #5.: Election of Mr. Jens P. Heyerdahl D.Y.                       ISSUER          YES          FOR               FOR
to the Supervisory Board

PROPOSAL #6.A: Election of the auditor for the 2009                        ISSUER          YES          FOR               FOR
financial year as well as for the inspection of
financial statements: PricewaterhouseCoopers
Aktiengesellschaft Wirtschaftspruefungsgesellschaft,
Duesseldorf, is appointed as the auditor for the
annual as well as the consolidated financial
statements for the 2009 financial year.

PROPOSAL #6.B: Election of the auditor for the 2009                        ISSUER          YES          FOR               FOR
financial year as well as for the inspection of
financial statements: in addition,
PricewaterhouseCoopers Aktiengesellschaft
Wirtschaftspruefungsgesellschaft, Duesseldorf, is
appointed as the auditor for the inspection of the
abbreviated financial statements and the interim
management report for the first half of the 2009
financial year.

PROPOSAL #7.: Renewal of the authorization to acquire                      ISSUER          YES          FOR               FOR
 own shares

PROPOSAL #8.: Resolution on the creation of                                ISSUER          YES          FOR               FOR
authorized capital and the corresponding amendment to
 the Articles of Association

PROPOSAL #9.A: Resolution on the authorization to                          ISSUER          YES          FOR               FOR
issue convertible and/or warrant bonds , profit-
sharing rights and/or participating bonds, the
creation of contingent capital, and the corresponding
 amendment to the Articles of Association a)
authorization I: the Board of Managing Directors
shall be authorized, with the con sent of the
Supervisory Board, to issue bonds or profit-sharing
rights of up to EUR 5,000,000,000, conferring
convertible and/or option rights for shares of the
Company, on or before 05 MAY 2014 shareholders shall
be granted subscription except, for residual amounts,
 for the granting of such rights to other
bondholders, and for the issue of bonds conferring
convertible and/or option rights for shares of the
company of up to 10% of the share capital if such
bonds are issued at a price not materially below
their theoretical market value shareholders'
subscription rights shall also be excluded for the
issue o f profit-sharing rights and/or participating
bonds without convertible or option rights with
debenture like features, the Company's share capital
shall be increased accordingly by up to EUR
175,000,000 through the issue of up to 175,000,000
new registered shares, insofar as convertible and/or
option rights are exercised [contingent capital 2009

PROPOSAL #9.B: Resolution on the authorization to                          ISSUER          YES          FOR               FOR
issue convertible and/or warrant bonds , profit-
sharing rights and/or participating bonds, the
creation of contingent capital, and the corresponding
 amendment to the Articles of Association b)
authorization ii: the board of Managing Directors
shall be authorized, with the consent of the
Supervisory Board, to issue bonds or profit-sharing
rights of up to EUR 5,000,000,000, conferring
convertible and/or option rights for shares of the
company, on or before 05 May 2014, shareholders shall
 be granted subscription except, for residual
amounts, for the granting of such rights to other
bondholders, and for the issue of bonds conferring
convertible and/or option rights for shares of the
company of up to 10 pct. of the share capital if such
 bonds are issued at a price not materially below
their theoretical market value, shareholders'
subscription rights shall also be excluded for the
issue o f profit-sharing rights and/or participating
bonds without convertible or option rights with
debenture-like features, the Company's share capital
shall be increased accordingly by up to EUR
175,000,000 through the issue of up to 175,000,000
new registered shares, insofar as convertible and/or
option rights are exercised [contingent capital 2009

PROPOSAL #10.: Adjustment of the object of the                             ISSUER          YES          FOR               FOR
Company and the corresponding amendment to the
Articles of Association

PROPOSAL #11.A: Amendments to the Articles of                              ISSUER          YES          FOR               FOR
Association in accordance with the implementation of
the shareholders' rights act [ARUG] a) amendment to
section 19[2]2 of the Articles of Association in
respect of the Board of Directors being authorized to
 allow the audiovisual transmission of the
shareholders' meeting

PROPOSAL #11.B: Amendments to the Articles of                              ISSUER          YES          FOR               FOR
Association in accordance with the implementation of
the shareholders' rights act [ARUG] b) amendment to
section 20[1] of the Articles of Association in
respect of proxy-voting instructions being issued in
written or electronically in a manner defined by the
Company

PROPOSAL #11.C: Amendments to the Articles of                              ISSUER          YES          FOR               FOR
Association in accordance with the implementation of
the shareholders' rights act [ARUG] c) amendment to
section 18[2] of the Articles of Association in
respect of shareholders being entitled to participate
 and vote at the shareholders' meeting if they
register with the Company by the sixth day prior to

PROPOSAL #12.: Approval of the control and profit                          ISSUER          YES          FOR               FOR
transfer agreement with the Company's wholly-owned
subsidiary, E.ON Einundzwanzigste Verwaltungs GMBH,
effective until at least 31 DEC 2013

PROPOSAL #13.: Approval of the control and profit                          ISSUER          YES          FOR               FOR
transfer agreement with the Company's wholly-owned
subsidiary, E.On Zweiundzwanzigste Verwaltungs Gmbh,
effective until at least 31 DEC 2013

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EAST JAPAN RAILWAY COMPANY
  TICKER:                N/A             CUSIP:     J1257M109
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Proposal for appropriation of retained                       ISSUER          YES          FOR               FOR
earnings

PROPOSAL #2.: Partial amendment to the Articles of                         ISSUER          YES          FOR               FOR
Incorporation: Approve Minor Revisions Related to
Dematerialization of Shares and the Other Updated
Laws and Regulations

PROPOSAL #3.1: Election of Director                                        ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Election of Director                                        ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Election of Director                                        ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Election of Corporate Auditor                               ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.2: Election of Corporate Auditor                               ISSUER          YES          FOR               FOR

PROPOSAL #5.: Payment of bonuses to Directors and                          ISSUER          YES          FOR               FOR
Corporate Auditors

PROPOSAL #6.: Shareholders' Proposals: Partial                             ISSUER          YES        AGAINST             FOR
amendment to the Articles of Incorporation (1)
Expansion of authority of the General Meeting of
Shareholders by the Articles of Incorporation

PROPOSAL #7.: Shareholders' Proposals: Establishment                       ISSUER          YES        AGAINST             FOR
of a Special Committee for Compliance Surveillance

PROPOSAL #8.: Shareholders' Proposals: Partial                             ISSUER          YES          FOR             AGAINST
amendment to the Articles of Incorporation (2)
Disclosure of individual Director's remunerations to
shareholders

PROPOSAL #9.: Shareholders' Proposals: Partial                             ISSUER          YES          FOR             AGAINST
amendment to the Articles of Incorporation (3)
Requirement for appointment of outside Directors

PROPOSAL #10.: Shareholders' Proposals: Partial                            ISSUER          YES        AGAINST             FOR
amendment to the Articles of Incorporation (4)
Deletion of Article 26 (Principal Executive Advisers
and Advisers, etc.) of the current Articles of
Incorporation and addition of new Article 26 (Special
 Committee)

PROPOSAL #11.1: Shareholders' Proposals: Dismissal of                      ISSUER          YES        AGAINST             FOR
 Director

PROPOSAL #11.2: Shareholders' Proposals: Dismissal of                      ISSUER          YES        AGAINST             FOR
 Director

PROPOSAL #11.3: Shareholders' Proposals: Dismissal of                      ISSUER          YES        AGAINST             FOR
 Director

PROPOSAL #11.4: Shareholders' Proposals: Dismissal of                      ISSUER          YES        AGAINST             FOR
 Director

PROPOSAL #11.5: Shareholders' Proposals: Dismissal of                      ISSUER          YES        AGAINST             FOR
 Director

PROPOSAL #11.6: Shareholders' Proposals: Dismissal of                      ISSUER          YES        AGAINST             FOR
 Director

PROPOSAL #11.7: Shareholders' Proposals: Dismissal of                      ISSUER          YES        AGAINST             FOR
 Director

PROPOSAL #11.8: Shareholders' Proposals: Dismissal of                      ISSUER          YES        AGAINST             FOR
 Director

PROPOSAL #12.1: Shareholders' Proposals: Election of                       ISSUER          YES        AGAINST             FOR
Director

PROPOSAL #12.2: Shareholders' Proposals: Election of                       ISSUER          YES        AGAINST             FOR
Director

PROPOSAL #12.3: Shareholders' Proposals: Election of                       ISSUER          YES        AGAINST             FOR
Director

PROPOSAL #12.4: Shareholders' Proposals: Election of                       ISSUER          YES        AGAINST             FOR
Director

PROPOSAL #12.5: Shareholders' Proposals: Election of                       ISSUER          YES        AGAINST             FOR
Director

PROPOSAL #13.: Shareholders' Proposals: Reduction of                       ISSUER          YES        AGAINST             FOR
remunerations to Directors and Corporate Auditors

PROPOSAL #14.: Shareholders' Proposals: Proposal for                       ISSUER          YES        AGAINST             FOR
appropriation of retained earnings (1)

PROPOSAL #15.: Shareholders' Proposals: Proposal for                       ISSUER          YES        AGAINST             FOR
appropriation of retained earnings (2)

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ENI S P A
  TICKER:                N/A             CUSIP:     T3643A145
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the balance sheet as of 31 DEC                       ISSUER          NO           N/A               N/A
2008 of ENI SPA, consolidated balance sheet as of 31
DEC 2008, Directors, Board of Auditors and auditing
Company's reporting

PROPOSAL #2.: Approve the profits of allocation                            ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ETABLISSEMENTS DELHAIZE FRERES ET CIE LE LION - GR
  TICKER:                N/A             CUSIP:     B33432129
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to confirm the mandate of Mr.                        ISSUER          NO           N/A               N/A
Jack L. Stahl as a Director, who was appointed as a
Director by the Board of Directors on 01 AUG 2008 to
fill the un-expired term of the mandate of Dr.
William L. Roper who resigned as a Director as of 31
JUL 2008, until the end of the OGM that will be
requested to approve the annual accounts relating to

PROPOSAL #2.: Authorize the Board of Directors to                          ISSUER          NO           N/A               N/A
acquire up to 10% of the outstanding shares of the
Company at a minimum unit price of one EUR 1 and at a
 maximum unit price not higher than 20% above the
highest closing stock market price of the Company's
shares on Euronext Brussels during the 20 trading
days preceding such acquisition, [Authority is
granted for a period of 2 years as from the date of
the EGM o29 APR 2009], and extends to the acquisition
 of shares of the Company by its direct subsidiaries,
 as such subsidiaries are defined by legal provisions
 on the acquisition of shares of the parent Company
by its subsidiaries

PROPOSAL #3.: Approve to delete Article 6 of the                           ISSUER          NO           N/A               N/A
Articles of Association of the Company, which
contains share capital history, and to revise
accordingly the numbering of the other provisions of
the Articles of Association and the cross-references

PROPOSAL #4.: Authorize the Board of Directors, with                       ISSUER          NO           N/A               N/A
the power to subdelegate, to implement the decisions
taken by the EGM, to co-ordinate the text of the
Articles of Association as a result of the above
mentioned amendments, and to carry out all necessary
or useful formalities to that effect

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ETABLISSEMENTS DELHAIZE FRERES ET CIE LE LION - GR
  TICKER:                N/A             CUSIP:     B33432129
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the Directors report                                ISSUER          NO           N/A               N/A

PROPOSAL #O.2: Receive the Auditors report                                 ISSUER          NO           N/A               N/A

PROPOSAL #O.3: Receive consolidated financial                              ISSUER          NO           N/A               N/A
statements and statutory reports

PROPOSAL #O.4: Approve the annual accounts,                                ISSUER          NO           N/A               N/A
allocation of income and dividends of EUR 1.48 per

PROPOSAL #O.5: Grant discharge of the Directors                            ISSUER          NO           N/A               N/A

PROPOSAL #O.6: Grant discharge of the Auditors                             ISSUER          NO           N/A               N/A

PROPOSAL #O.7.1: Re-elect Mr. Claire Babrowski as a                        ISSUER          NO           N/A               N/A
Director

PROPOSAL #O.7.2: Re-elect Mr. Pierre Olivier Beckers                       ISSUER          NO           N/A               N/A
as a Director

PROPOSAL #O.7.3: Re-elect Mr. Georges Jacobs De Hagen                      ISSUER          NO           N/A               N/A
 as a Director

PROPOSAL #O.7.4: Re-elect Mr. Didier Smits as a                            ISSUER          NO           N/A               N/A
Director

PROPOSAL #O.8.1: Approve to indicate Mr. Claire                            ISSUER          NO           N/A               N/A
Babrowski as a Independent Board Member

PROPOSAL #O.8.2: Approve to indicate Mr. Georges                           ISSUER          NO           N/A               N/A
Jacobs De Hagen as a Independent Board Member

PROPOSAL #O.8.3: Approve to indicate Mr. Jack Stahl                        ISSUER          NO           N/A               N/A
as a Independent Board Member

PROPOSAL #O.9: Approve to change of control                                ISSUER          NO           N/A               N/A
provisions regarding: reimbursement of bonds,
convertible bonds, and commercial papers

PROPOSAL #E.10: Grant authority for the repurchase of                      ISSUER          NO           N/A               N/A
 up to 10% of issued share capital and amend Article
10 accordingly

PROPOSAL #E.11: Approve to suppress Article 6                              ISSUER          NO           N/A               N/A
regarding: history of change in capital

PROPOSAL #E.12: Grant authority to implement the                           ISSUER          NO           N/A               N/A
approved resolutions and filing of required
documents/formalities at trade registry

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EURASIAN NATURAL RESOURCES CORPORATION PLC, LONDON
  TICKER:                N/A             CUSIP:     G3215M109
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the report and accounts for the                      ISSUER          YES          FOR               FOR
 YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend of 19 US cents                      ISSUER          YES          FOR               FOR
 ordinary Shares

PROPOSAL #3.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #4.: Re-elect Sir. David Cooksey as a Non-                        ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #5.: Re-elect Mr. Gerhard Ammann as a Non-                        ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #6.: Re-elect Sir. Paul Judge as a Non-                           ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #7.: Re-elect Mr. Kenneth Olisa as a Non-                         ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #8.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors of the Company

PROPOSAL #9.: Authorize the Audit Committee of the                         ISSUER          YES          FOR               FOR
Board of Directors to set the remuneration of the
Auditors

PROPOSAL #S.10: Authorize the Company, for the                             ISSUER          YES          FOR               FOR
purpose of Section 166 of the Companies Act 1985[the
Act], to make market purchases [as specified in
Section 163(3) of the Act] of up to 128,775,000
ordinary shares of USD 0.20 each in the capital of
the Company[each an ordinary shares] on such terms
and in such manner as the Directors may from time to
time determine and where such ordinary shares are
held as treasury shares, the Company may use them for
 the purposes set out in Section 162D of the Act,
including for the purpose of its Employee Shares
Scheme, at a minimum price of USD 0.20[exclusive
expenses] and up to 105% of the average middle market
 quotations for such shares derived from the London
Stock Exchange Daily Official List, over the previous
 5 business days; [Authority expires the earlier of
the conclusion of the next AGM of the Company or 09
SEP 2010]; the Company, before the expiry, may make a
 contract to purchase ordinary shares which will or
may be executed wholly or partly after such expiry

PROPOSAL #S.11: Approve, that a general meeting other                      ISSUER          YES          FOR               FOR
 than an AGM be called on not less than 14 clear
Days' notice

PROPOSAL #S.12: Amend the Articles of Association                          ISSUER          YES          FOR               FOR
with effect from 01 OCT 2009 as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FAIRFAX FINL HLDGS LTD
  TICKER:                N/A             CUSIP:     303901102
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Anthony F. Griffiths as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.2: Elect Mr. Robert J. Gunn as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #1.3: Elect Mr. Alan D. Horn as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #1.4: Elect Mr. David L. Johnston as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.5: Elect Mr. Brandon W. Sweitzer as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.6: Elect Mr. V. Prem Watsa as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #2.: Appoint the Auditors                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FANUC LTD.
  TICKER:                N/A             CUSIP:     J13440102
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FOLLI FOLLIE SA
  TICKER:                N/A             CUSIP:     X29442138
  MEETING DATE:          7/8/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the issuance of a common Bond                        ISSUER          NO           N/A               N/A
Loan up to the amount of EUR 335,000,000 to repay the
 existing debt of the Company according to the Law
3156/2003 and the provision of the relevant proxies
to the Board of Directors for setting the specific
terms of the said loan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FORTIS SA/NV, BRUXELLES
  TICKER:                N/A             CUSIP:     B4399L102
  MEETING DATE:          12/1/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.: To comments on and justification of the                      ISSUER          NO           N/A               N/A
 recent events and the decisions taken during the
period 28 SEP to 10 OCT 2008, with respect to the
intervention of the Belgian, Dutch and Luxembourg
states and the future acquisition by BNP Paribas of
Fortis group assets

PROPOSAL #3.1: Appoint Mr. Etienne Davignon as a Non-                      ISSUER          NO           N/A               N/A
Executive Member of the Board of Directors until the
end of the AGM of Shareholders in 2009, Mr. Etienne
Davignon will hold the title of Chairman

PROPOSAL #3.2: Appoint Mr. Jan Michiel Hessels as a                        ISSUER          NO           N/A               N/A
Non-Executive Member of the Board of Directors until
the end of the AGM of Shareholders in 2009

PROPOSAL #3.3: Appoint Mr. Philippe Bodson as a Non-                       ISSUER          NO           N/A               N/A
Executive Member of the Board of Directors until the
end of the AGM of Shareholders in 2009

PROPOSAL #3.4: Appoint Mr. Louis Cheung Chi Yan as a                       ISSUER          NO           N/A               N/A
Non-Executive Member of the Board of Directors until
the end of the AGM of Shareholders in 2009

PROPOSAL #3.5: Appoint Mr. Karel De Boeck as a Member                      ISSUER          NO           N/A               N/A
 of the Board of Directors until the end of the OGM
of Shareholders in 2010, and Mr. Karel De Boeck will
carry out the function of Executive Director and will
 hold the title of Chief Executive Officer in
accordance with the current Articles of Association

PROPOSAL #4.: Closure                                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FORTIS SA/NV, BRUXELLES
  TICKER:                N/A             CUSIP:     B4399L102
  MEETING DATE:          12/2/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.: To comments on and justification of the                      ISSUER          NO           N/A               N/A
 recent events and the decisions taken during the
period 28 SEP to 10 OCT 2008, with respect to the
intervention of the Belgian, Dutch and Luxembourg
states and the future acquisition by BNP Paribas of
Fortis group assets

PROPOSAL #3.1: Appoint Mr. Etienne Davignon as a Non-                      ISSUER          NO           N/A               N/A
Executive Member of the Board of Directors until the
end of the OGM of Shareholders in 2009, Mr. Etienne
Davignon will hold the title of Chairman

PROPOSAL #3.2: Appoint Mr. Jan Michiel Hessels as a                        ISSUER          NO           N/A               N/A
Non-Executive Member of the Board of Directors until
the end of the OGM of Shareholders in 2009

PROPOSAL #3.3: Appoint Mr. Philippe Bodson as a Non-                       ISSUER          NO           N/A               N/A
Executive Member of the Board of Directors until the
end of the OGM of Shareholders in 2009

PROPOSAL #3.4: Appoint Mr. Louis Cheung Chi Yan as a                       ISSUER          NO           N/A               N/A
Non-Executive Member of the Board of Directors until
the end of the OGM of Shareholders in 2009

PROPOSAL #3.5: Appoint Mr. Karel De Boeck as a Member                      ISSUER          NO           N/A               N/A
 of the Board of Directors until the end of the OGM
of Shareholders in 2010, and Mr. Karel De Boeck will
carry out the function of Executive Director and will
 hold the title of Chief Executive Officer in
accordance with the current Articles of Association

PROPOSAL #4.1: To Special report by the Board of                           ISSUER          NO           N/A               N/A
Directors and deliberation in accordance with Article
 633, paragraph 1 of the Companies code

PROPOSAL #4.2: Approve to continue the business of                         ISSUER          NO           N/A               N/A
the Company after having been informed of the
measures set out in the special report aimed at
turning around the financial situation of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FRANCE TELECOM SA
  TICKER:                N/A             CUSIP:     F4113C103
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditor's, approve the Company's
financial statements for the YE 31 DEC 2008, as
presented and showing the earnings for the FY of EUR
3,234,431,372.50; grant permanent discharge to the
Members of the Board of Directors for the performance
 of their duties during the said FY

PROPOSAL #O.2: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditor's, approve the consolidated
 financial statements for the said FY, in the form
presented to the meeting

PROPOSAL #O.3: Approve to acknowledge the earnings                         ISSUER          YES          FOR               FOR
amount to EUR 3,234,431,372.50 and decide to allocate
 to the Legal Reserve EUR 256,930.00 which shows a
new amount of EUR 1,045,996,494.40 notes that the
distributable income after allocating to the Legal
Reserve EUR 256,930.00 and taking into account the
retained earnings amounting to EUR 12,454,519,240.25,
 amounts to EUR 15,688,693,682.75, resolve to pay a
dividend of EUR 1.40 per share which will entitle to
the 40% deduction provided by the French General Tax
Code and to appropriate the balance of the
distributable income to the 'Retained Earnings'
account, and the interim dividend of EUR 0.60 was
already paid on 11 SEP 2008; receive a remaining
dividend of EUR 0.80 on E-half of the dividend
balance, I.E, EUR 0.40, will be paid in shares as per
 the following conditions: the shareholders may opt
for the dividend payment in shares from 02 JUN 2009
to 23 JUN 2009, the balance of the dividend will be
paid on 30 JUN 2009, regardless the means of payment;
 the shares will be created with dividend rights as
of 01 JAN 2009, in the event that the Company holds
some of its own shares shall be allocated to the
retained earnings account as required By Law

PROPOSAL #O.4: Receive the special report of the                           ISSUER          YES        AGAINST           AGAINST
Auditors on agreements governed by Articles L.225-38
of the French Commercial Code; approve the said
report and the agreements referred to therein

PROPOSAL #O.5: Approve to renew the appointment of                         ISSUER          YES          FOR               FOR
Ernst and Young audit as the Statutory Auditor for a
6-year period

PROPOSAL #O.6: Approve to renew the appointment of                         ISSUER          YES          FOR               FOR
Auditex as the Deputy Auditor for a 6-year period

PROPOSAL #O.7: Approve to renew the appointment of                         ISSUER          YES          FOR               FOR
Deloitte ET Association as the Statutory Auditor for
a 6-year period

PROPOSAL #O.8: Approve to renew the appointment of                         ISSUER          YES          FOR               FOR
Beas as the Deputy Auditor for a 6-year period

PROPOSAL #O.9: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
buyback the Company's shares in the open market,
subject to the conditions described below: maximum
purchase price: EUR 40.00, maximum number of shares
to be acquired: 10% of the share capital, maximum
funds invested in the shares buybacks: EUR
10,459,964,944.00, and to take all necessary measures
 and accomplish all necessary formalities; [Authority
 expires at the end of 18-month period]; it
supersedes the fraction unused of the authorization
granted by the shareholders meeting of 27 MAY 2008 in

PROPOSAL #E.10: Amend the Article NR 13 of the Bye-                        ISSUER          YES          FOR               FOR
Laws Board of Directors, in order to fix the minimal
number of shares in the Company, of which the
Directors elected by the General Meeting must be
holders

PROPOSAL #E.11: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
issue, with the shareholders preferential
subscription right maintained, shares in the Company
and the securities giving access to shares of the
Company or one of its subsidiaries; [Authority
expires at the end of 26-month period]; it supersedes
 the fraction unused of the authorization granted by
the shareholders meeting 21 MAY 2007 in resolution 8,
 the maximum nominal amount of capital increase to be
 carried out under this delegation authority shall
not exceed EUR 2,000,000,000.00, the overall nominal
amount of debt securities to be issued shall not
exceed EUR 10,000,000,000.00 and to take all
necessary measures and accomplish all necessary

PROPOSAL #E.12: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
issue by way of a public offering and or by way of an
 offer reserved for qualified investors in accordance
 with the Financial and Monetary code, with
cancellation of the shareholders preferential
subscription rights, shares in the Company or one of
its subsidiaries; [Authority expires at the end of
26-month period]; it supersedes the fraction unused
of the authorization granted by the shareholders
meeting 21 MAY 2007 in resolution 9, the maximum
nominal amount of capital increase to be carried out
under this delegation authority shall not exceed the
overall value governed by the current legal and
regulatory requirements, the overall amount of debt
securities to be issued shall not exceed and shall
count against, the overall value related to debt
securities set forth in the previous resolution and
to take all necessary measures and accomplish all

PROPOSAL #E.13: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the number of securities to be issued, at
the same price as the initial issue, within 30 days
of the closing of the subscription period and up to a
 maximum of 15% of the initial issue, for each of the
 issues decided in accordance with resolutions 11 and
 12, subject to the compliance with the overall value
 set forth in the resolution where the issue is
decided; [Authority expires at the end of 26-month

PROPOSAL #E.14: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
issue Company's shares or securities giving access to
 the Company's existing or future shares, in
consideration for securities tendered in a public
exchange offer initiated in France or abroad by the
Company concerning the shares of another listed
Company; [Authority expires at the end of 26-month
period]; it supersedes the fraction unused of the
authorization granted by the shareholders meeting 21
MAY 2007 in resolution 12 the maximum nominal amount
of capital increase to be carried out under this
delegation authority is set at EUR 1,500,000,000.00,
the total nominal amount of capital increase to be
carried out under this delegation of authority shall
count against the overall value of capital increase
set by resolution 12, the overall amount of debt
securities to be issued shall not exceed and shall
count against, the overall value related to debt
securities set forth in the previous resolution 11
and to take all necessary measures and accomplish all
 necessary formalities

PROPOSAL #E.15: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital up to a nominal overall
amount representing 10% of the share capital by way
of issuing Company's shares or securities giving
access to the existing or future shares, in
consideration for the contributions in kind granted
to the Company and comprised of capital securities or
 securities giving access to the share capital, the
nominal overall value of capital increase resulting
from the issues decided by virtue of the present
resolution 12, the overall amount of debt securities
to be issued shall not exceed and shall count
against, the overall value related to debt securities
 set forth in the previous resolution 11; [Authority
expires at the end of 26-month period]; it supersedes
 the fraction unused of the authorization granted by
the shareholders meeting of 21 MAY 2007 in resolution
 13, and to take all necessary measures and
accomplish all necessary formalities

PROPOSAL #E.16: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase on one or more occasions, the share capital
issuance of the Company's shares to be subscribed
either in cash or by offsetting of the debts, the
maximum nominal amount increase to be carried out
under this delegation of authority is set at EUR
70,000,000.00, this amount shall count against the
ceiling set forth in Resolution 18, and to cancel the
 shareholders preferential subscription rights in
favour of the holders of options giving the right to
subscribe shares or shares of the Company Orange
S.A., who signed a liquidity contract with the
Company , and to take all necessary measures and
accomplish all necessary formalities; [Authority
expires at the end of 18-month period]; it supersedes
 the fraction unused of the authorization granted by
the shareholders meeting of 27 MAY 2008 in resolution

PROPOSAL #E.17: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
proceed on 1 or more occasions with the issue and the
 allocation free of charge of liquidity instruments
on options (ILO), in favour of the holders of options
 giving the right to subscribe shares of the Company
Orange S.A., having signed a liquidity contract with
the Company, the maximum nominal amount increase to
be carried out under this delegation of authority is
set at EUR 1,000,000.00 this amount shall count
against the ceiling set forth in Resolution 18 and to
 take all necessary measures and accomplish all
necessary formalities; [Authority expires at the end
of 18-month period]; it supersedes the fraction
unused of the authorization granted by the
shareholders meeting of 27 MAY 2008 in Resolution 14

PROPOSAL #E.18: Adopt the 7 previous resolutions and                       ISSUER          YES          FOR               FOR
approve to decides that the maximum nominal amount
pertaining to the capital increases to be carried out
 with the use of the delegations given by these 7
resolutions set at EUR 3,500,000,000.00

PROPOSAL #E.19: Authorize the Board of Directors, to                       ISSUER          YES          FOR               FOR
issue on 1 or more occasions, in France or abroad,
and, or on the international market, any securities
(Other than shares) giving right to the allocation of
 debt securities, the nominal amount of debt
securities to be issued shall not exceed EUR
7,000,000,000.00 and to take all necessary measures
and accomplish all necessary formalities; [Authority
expires at the end of 26-month period]; it supersedes
 the fraction unused of the authorization granted by
the shareholders meeting of 21 MAY 2007 in Resolution

PROPOSAL #E.20: Approve to delegate to the securities                      ISSUER          YES          FOR               FOR
 all powers to increase the share capital in 1 or
more occasions, by way of capitalizing reserves,
profits or premiums, provided that such
capitalization is allowed by Law and under the Bye-
Laws, by issuing bonus shares or raising the par
value of existing shares, or by a combination of
these methods, the ceiling of the nominal amount of
capital increase resulting from the issues carried by
 virtue of the present delegation is set at EUR
2,000,000,000.00; [Authority expires at the end of
26-month period]; it supersedes the fraction unused
of the authorization granted by the shareholders

PROPOSAL #E.21: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
grant for free on 1 or more occasions, existing
shares in favour of the employees or the corporate
officers of the Company and related groups or
Companies, they may not represent more than 1% of the
 share capital and it has been decided to cancel the
shareholder's preferential subscription rights in
favour of the beneficiaries mentioned above, and to
take all necessary measures and accomplish all
necessary formalities; [Authority expires at the end
of 38-month period]; it supersedes the fraction
unused of the authorization granted by the
shareholders meeting of 21 MAY 2007 in Resolution 12

PROPOSAL #E.22: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital on 1 or more occasions by
issuing shares or securities giving access to
existing or future shares in the Company in favour of
 employees and former employees who are members of a
Company Savings Plan of the France Telecom Group or
by way of allocating free of charge shares or
securities giving access to the Company's existing or
 future shares, i.e., by way of capitalizing the
reserves, profits or premiums, provided that such
capitalization is allowed by Law under the Bye-Laws,
the overall nominal value of capital increase
resulting from the issues carried out by virtue of
the present resolution is set at EUR 500,000,000.00,
the ceiling of the nominal amount of France Telecom's
 capital increase resulting from the issues carried
out by capitalizing reserves, profits or premiums is
also set at EUR 500,000,000.00 and it has been
decided to cancel the shareholders preferential
subscription rights in favour of the beneficiaries
mentioned above and to take all necessary measures
and accomplish all necessary formalities; [Authority
expires at the end of 6-month period]; it supersedes
the fraction unused of the authorization granted by
the shareholders meeting of 27 MAY 2008 in Resolution

PROPOSAL #E.23: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
reduce the share capital on 1 or more occasions and
at its sole discretion, by canceling all or part of
the shares held by the Company in connection with
repurchase plans authorized prior and posterior to
the date of the present shareholders meeting and to
take all necessary measures and accomplish all
necessary formalities; [Authority expires at the end
of 18-month period]; it supersedes the fraction
unused of the authorization granted by the
shareholders meeting of 27 MAY 2008 in Resolution 16

PROPOSAL #E.24: Grant full powers to the bearer of an                      ISSUER          YES          FOR               FOR
 original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed By Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FRESENIUS MED CARE AKTIENGESELLSCHAFT
  TICKER:                N/A             CUSIP:     D2734Z107
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements and group annual report, and the report
pursuant to Sections 289(4) and 315(4) of the German
Commercial Code, and approval of the financial
statement for 2008 FY

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 761,954,502.81 as
follows: payment of a dividend of EUR 0.58 per
ordinary share and EUR 0.60 per preferred share EUR
589,187,597.93 shall be carried forward ex-dividend
and payable date: 08 MAY 2009

PROPOSAL #3.: Ratification of the acts of the general                      ISSUER          NO           N/A               N/A
 partner

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of the Auditors for the                          ISSUER          NO           N/A               N/A
2009 FY.: KPMG AG, Berlin

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FUJITSU LIMITED
  TICKER:                N/A             CUSIP:     J15708159
  MEETING DATE:          6/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GDF SUEZ, PARIS
  TICKER:                N/A             CUSIP:     F42768105
  MEETING DATE:          12/17/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, after having taken note of the                      ISSUER          YES          FOR               FOR
 contribution agreement between Gdf Suez and Gdf
Investissements 31, all the terms of the contribution
 agreement, the valuation of the contribution and the
 consideration for it consequently, the shareholders
meeting decides to increase the share capital by the
creation of 1,140,946 new fully paid up shares of a
par value of EUR 10.00 each, to be distributed to Gdf
 Suez the difference between the amount of the net
assets contributed of EUR 114,094,600.00 and the
nominal amount of the share capital increase of EUR
11,409,460.00, estimated at EUR 102,685, 140.00, will
 form the merger premium; and authorize the Board of
Directors to take all necessary measures and
accomplish all necessary formalities

PROPOSAL #2.: Approve, after having taken note of the                      ISSUER          YES          FOR               FOR
 contribution agreement between Gdf Suez and Gdf
Investissements 37, all the terms of the contribution
 agreement, the valuation of the contribution and the
 consideration for it consequently, to increase the
share capital by creation of 19,036,102 new fully
paid up shares of a par value of EUR 10.00 each, to
be distributed to Gdf Suez the difference between the
 amount of the net assets contributed of EUR
1,903,610,200.00 and the nominal amount of the share
capital increase of EUR 190,361,020.00, estimated at
EUR 1,713,249,180.00, will form the merger premium;
and authorize the board of Directors to take all
necessary measures and accomplish all necessary
formalities

PROPOSAL #3.: Amend the Article 16 of the By-Laws                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Amend the Article 13 of the By-Laws                          ISSUER          YES          FOR               FOR

PROPOSAL #5.: Grant full powers to the bearer of an                        ISSUER          YES          FOR               FOR
original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed By-Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GDF SUEZ, PARIS
  TICKER:                N/A             CUSIP:     F42768105
  MEETING DATE:          5/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the report of the Board of                          ISSUER          YES          FOR               FOR
Directors and the report of the Auditors, the
Company's financial statements FYE 31 DEC 2008, as
presented showing earnings for the FY of EUR
2,766,786,164.00; and expenses and charges that were
not tax deductible of EUR 699,616.81 with a
corresponding tax of EUR 240,901.39

PROPOSAL #O.2: Approve the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditors, the consolidated
financial statements for the said FY, in the form
presented to the meeting showing net consolidated
earnings [group share] of EUR 4,857,119,000.00

PROPOSAL #O.3: Approve the recommendations of the                          ISSUER          YES          FOR               FOR
Board of Directors and resolves that the income for
the FY be appropriated as follows: earnings for the
FY: EUR 2,766,786,164. 00 allocation to the legal
reserve: EUR 211,114.00 balance: EUR 2,766,575,050.00
 retained earnings: EUR 18,739,865,064.00 balance
available for distribution: EUR 21,506,440,114.00
dividends: EUR 4,795,008,520. 00 [i.e. a net dividend
 of EUR 2.20 per share], eligible for the 40%
allowance provided by the French Tax Code interim
dividend already paid on 27 NOV, 2008: EUR
1,723,907,172.00 [i.e. a net dividend of EUR 0.80 per
 share] remaining dividend to be paid: EUR
3,071,101,348.00 [i.e. a balance of the net dividend
of EUR 1.40]. this dividend will be paid on 04 JUN
2009; in the event that the Company holds some of its
 own shares on such date, the amount of the unpaid
dividend on such shares shall be allocated to the
other reserves account the dividend payment may be
carried out in cash or in shares for the dividend
fraction of EUR 0.80 the shareholder will need to
request it to his or her financial intermediary from
06 MAY 2009 after, the shareholders will receive the
dividend payment only in cash for the shareholders
who have chosen the payment in cash, the dividend
will be paid on 04 JUN 2009 the dividend fraction of
EUR 0.60 will be paid only in cash on 11 MAY 2009 as

PROPOSAL #O.4: Approve the special report of the                           ISSUER          YES          FOR               FOR
Auditors on agreements governed by Article L.225-38
of the French Commercial Code, and the agreements
entered into or implemented during the last year

PROPOSAL #O.5: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
buy back the Company's shares on the open market,
subject to the conditions described below: maximum
purchase price: EUR 55.00, maximum number of shares
to be acquired: 10% of the share capital, maximum
funds invested in the share buybacks: EUR
12,000,000,000.00 [Authority expires at the end of

PROPOSAL #O.6: Elect Mr. Patrick Arnaud as a Director                      ISSUER          YES        AGAINST           AGAINST
 for a period of 4 years

PROPOSAL #O.7: Elect Mr. Eric Charles Bourgeois as a                       ISSUER          YES        AGAINST           AGAINST
Director for a period of 4 years

PROPOSAL #O.8: Elect Mr. Emmanuel Bridoux as a                             ISSUER          YES        AGAINST           AGAINST
Director for a period of 4 years

PROPOSAL #O.9: Elect Mrs. Gabrielle Prunet as a                            ISSUER          YES        AGAINST           AGAINST
Director for a period of 4 years

PROPOSAL #O.10: Elect Mr. Jean-Luc Rigo as a Director                      ISSUER          YES        AGAINST           AGAINST
 for a period of 4 years

PROPOSAL #O.11: Elect Mr. Philippe Taurines as a                           ISSUER          YES        AGAINST           AGAINST
Director for a period of 4 years

PROPOSAL #O.12: Elect Mr. Robin Vander Putten as a                         ISSUER          YES        AGAINST           AGAINST
Director for a period of 4 years

PROPOSAL #E.13: Authorize the Board of Directors the                       ISSUER          YES          FOR               FOR
necessary powers to increase the capital by a maximum
 nominal amount of EUR 20,000,000.00, by issuance,
with preferred subscription rights maintained, of
20,000,000 new shares of a par value of EUR 1.00
each; [Authority expires at the end of 18-month
period] ; it supersedes the one granted by the
shareholders' meeting of 16 JUL 2008 in its
Resolution 18 and to cancel the shareholders'
Preferential subscription rights in favour of any
entities, of which aim is to subscribe, detain or
sell GDF Suez shares or other financial instruments
within the frame of the implementation of one of the
various options of the group GDF Suez International
Employee Shareholding Plan and to take all necessary
measures and accomplish all necessary formalities

PROPOSAL #E.14: Authorize the Board of Directors all                       ISSUER          YES          FOR               FOR
powers to grant, in one or more transactions, in
favour of employees and Corporate Officers of the
Company and, or related Companies, options giving the
 right either to subscribe for new shares in the
Company to be issued through a share capital
increase, or to purchase existing shares purchased by
 the Company, it being provided that the options
shall not give rights to a total number of shares,
which shall exceed 0.5% ; [Authority expires at the
end of 18-month period]; this delegation of powers
supersedes the one granted by the shareholders
meeting of 16 JUL 2008 in its Resolution 22 and to
cancel the shareholders' preferential subscription
rights in favour of the beneficiaries mentioned above
 and to take all necessary measures and accomplish
all necessary formalities

PROPOSAL #E.15: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
grant for free, on 1 or more occasions, existing or
future shares, in favour of the employees or the
Corporate Officers of the Company and related
companies; they may not represent 0.5% of issued
share capital; [Authority expires at the end of 18-
month period]; this delegation of powers supersedes
the one granted by the shareholders meeting of 16 JUL
 2008 in its Resolution 21 and to take all necessary
measures and accomplish all necessary formalities

PROPOSAL #E.16: Grants full powers to the bearer of                        ISSUER          YES          FOR               FOR
an original, a copy or extract of the minutes of the
meeting to carry out all filings, publications and
other formalities prescribed by Law

PROPOSAL #A.: PLEASE NOTE THAT THIS IS A SHAREHOLDER                       ISSUER          YES        AGAINST             FOR
PROPOSAL: Approve the external proposal has been
filed by FCPE Action Gaz 2005, one of the employees
shareholders vehicle, it amends the earlier
Resolution 14 on options for 0.50% of share capital
and tends to enlarge the beneficiaries to all
employees but equally, even if a greater
accessibility of employees to share-based payments
seems positive, we do not support this proposal as we
 consider that egalitarian grants of options must not
 be encouraged and that stock-options grants must
remain a remuneration tool in the hand of the Board
of Directors, we recommend opposition

PROPOSAL #B.: PLEASE NOTE THAT THIS IS A SHAREHOLDER                       ISSUER          YES        AGAINST             FOR
PROPOSAL: Approve the external proposal from the Suez
 Action Gaz 2005 ESOP amends the earlier
authorization for restricted shares up to 0.7% of the
 capital but here for all employees and equally, we
do not support as we consider that theses devices
must be used as element of the individual pay and
because the Board of Directors has already
implemented all-employees plans and asks shareholders
 authorization to continue within the limit of 0.20%
of share capital [See Resolution 15], we recommend

PROPOSAL #C.: PLEASE NOTE THAT THIS IS A SHAREHOLDER                       ISSUER          YES        AGAINST             FOR
PROPOSAL: Approve to cut total dividend to EUR 0.80
instead of EUR 2.2, this external proposal from the
Suez Action Gaz 2005 ESOP is not based on the strong
increase of the 2008 dividend, last year employees
shareholders already suggested to freeze the
dividend, the motive is to increase the investments
and salaries instead of the dividends; the resulting
dividend would be a reduction to only 57% of the
ordinary dividend paid last year and 36% of the total
 dividend for this year, a final distribution much
too low in view of the legitimate expectations of the
 shareholders, we cannot support such resolution
which primarily opposes the interests of employees

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GLAXOSMITHKLINE PLC
  TICKER:                N/A             CUSIP:     G3910J112
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors report                       ISSUER          YES          FOR               FOR
and financial statements

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect Mr. James Murdoch as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect Mr. Larry Culp as a Director                           ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Sir. Crispin Davis as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #6.: Re-elect Dr. Moncef Slaoui as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. Tom de Swaan as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-appoint the Auditors                                      ISSUER          YES          FOR               FOR

PROPOSAL #9.: Approve the remuneration of the Auditors                     ISSUER          YES          FOR               FOR

PROPOSAL #10.: Authorize the Company and its                               ISSUER          YES          FOR               FOR
subsidiaries to make political donations to political
 organization and incur political expenditure

PROPOSAL #11.: Grant authority to allot shares                             ISSUER          YES          FOR               FOR

PROPOSAL #S.12: Approve the disapplication of pre-                         ISSUER          YES          FOR               FOR
emption rights

PROPOSAL #S.13: Authorize the Company to purchase its                      ISSUER          YES          FOR               FOR
 own shares

PROPOSAL #14.: Approve the exemption from statement                        ISSUER          YES          FOR               FOR
of Senior Statutory Auditors name

PROPOSAL #S.15: Approve the reduced notice of general                      ISSUER          YES          FOR               FOR
 meeting other than an AGM

PROPOSAL #16.: Adopt the GlaxoSmithKline GSK 2009                          ISSUER          YES          FOR               FOR
Performance Share Plan

PROPOSAL #17.: Adopt the GSK 2009 Share Option Plan                        ISSUER          YES          FOR               FOR

PROPOSAL #18.: Adopt the GSK 2009 Deferred Annual                          ISSUER          YES          FOR               FOR
Bonus Plan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GROUPE DANONE, PARIS
  TICKER:                N/A             CUSIP:     F12033134
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements and                        ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #O.2: Approve the consolidated financial                          ISSUER          YES          FOR               FOR
statements and statutory reports

PROPOSAL #O.3: Approve the allocation of income and                        ISSUER          YES          FOR               FOR
dividends of EUR 1.20 per share

PROPOSAL #O.4: Approve the stock dividend program                          ISSUER          YES          FOR               FOR

PROPOSAL #O.5: Receive the Auditors' special report                        ISSUER          YES        AGAINST           AGAINST
regarding related-party transactions

PROPOSAL #O.6: Reelect Mr. Richard Goblet D'Alviella                       ISSUER          YES        AGAINST           AGAINST
as a Director

PROPOSAL #O.7: Re-elect Mr. Christian Laubie as a                          ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #O.8: Re-elect Mr. Jean Laurent as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #O.9: Re-elect Mr. Hakan Mogren as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #O.10: Re-elect Mr. Benoit Potier as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.11: Elect MR. Guylaine Saucier as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.12: Approve the remuneration of the                            ISSUER          YES          FOR               FOR
Directors in the aggregate amount of EUR 600,000

PROPOSAL #O.13: Grant authority for the repurchase of                      ISSUER          YES          FOR               FOR
 up to 10% of issued share capital

PROPOSAL #O.14: Approve the creation of the Danone                         ISSUER          YES          FOR               FOR
Eco-Systeme Fund

PROPOSAL #E.15: Approve to change the Company name to                      ISSUER          YES          FOR               FOR
 Danone

PROPOSAL #E.16: Amend the Article 7 of Bylaws                              ISSUER          YES          FOR               FOR
regarding: auhtorize the share capital increase

PROPOSAL #E.17: Amend the Articles 10 of Association                       ISSUER          YES          FOR               FOR
 Regarding: shareholders identification

PROPOSAL #E.18: Amend the Article 18 of Bylaws                             ISSUER          YES          FOR               FOR
regarding: attendance to Board meetings through
videoconference and telecommunication

PROPOSAL #E.19: Amend the Article 22 of Bylaws                             ISSUER          YES          FOR               FOR
regarding: Record Date

PROPOSAL #E.20: Amend the Article 26 of Bylaws                             ISSUER          YES          FOR               FOR
regarding: electronic voting

PROPOSAL #E.21: Amend the Article 27 of Bylaws                             ISSUER          YES          FOR               FOR
regarding: authorize the Board for the issuance of
bonds

PROPOSAL #E.22: Amend the Articles 27 and 28 of                            ISSUER          YES          FOR               FOR
Association regarding: quorum requirements  for
ordinary and extraordinary general meetings

PROPOSAL #E.23: Grant authority for the issuance of                        ISSUER          YES          FOR               FOR
equity or equity-linked securities with preemptive
rights up to aggregate nominal amount of EUR 45

PROPOSAL #E.24: Grant authority for the issuance of                        ISSUER          YES          FOR               FOR
equity or equity-linked securities without preemptive
 rights up to aggregate nominal amount of EUR 30

PROPOSAL #E.25: Authorize the Board to increase                            ISSUER          YES          FOR               FOR
capital in the event of additional demand related to
delegations submitted to shareholder vote above

PROPOSAL #E.26: Grant authority for the capital                            ISSUER          YES          FOR               FOR
increase of up  to EUR 25 million for future exchange
 offers

PROPOSAL #E.27: Grant authority for the capital                            ISSUER          YES          FOR               FOR
increase of up  to 10 % of issued capital for  future
 acquisitions

PROPOSAL #E.28: Grant authority for the                                    ISSUER          YES          FOR               FOR
capitalization of reserves of up to EUR 33 million
for bonus issue or increase in par value

PROPOSAL #E.29: Approve the Employee Stock Purchase                        ISSUER          YES          FOR               FOR
Plan

PROPOSAL #E.30: Grant authority up to 6 million                            ISSUER          YES          FOR               FOR
shares  for use in stock option plan

PROPOSAL #E.31: Grant authority up to 2 million                            ISSUER          YES          FOR               FOR
shares  for use in restricted stock plan

PROPOSAL #E.32: Approve the reduction in share                             ISSUER          YES          FOR               FOR
capital via cancellation of repurchased shares

PROPOSAL #E.33: Grant authority for the filing of                          ISSUER          YES          FOR               FOR
required documents/other formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HANA FINANCIAL GROUP INC, SEOUL
  TICKER:                N/A             CUSIP:     Y29975102
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the balance sheet and income                         ISSUER          YES          FOR               FOR
statement

PROPOSAL #2.: Approve the statement of appropriation                       ISSUER          YES          FOR               FOR
of retained earnings

PROPOSAL #3.: Approve the partial amendment to the                         ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation

PROPOSAL #4.1: Elect the Directors: Nominees: Messrs.                      ISSUER          YES        AGAINST           AGAINST
 Kack-Young Kim, Sang-Gu Nam, Noh-Choong Huh, Kyung-
Sup Kim, Byung-Taek Yoo, Ku-Taek Lee, Jung-Nam Cho,
Jae-Chul Kim, Hae-Wang Chung, Roy. A. Karaoglan, II-
Hyun Suk

PROPOSAL #4.2: Elect the Auditor Committee Member as                       ISSUER          YES          FOR               FOR
the outside Directors: Nominees: Messrs. Kack-Young
Kim, Sang-Gu Nam, Kyung-Sup Kim

PROPOSAL #4.3: Elect the Auditor Committee Member as                       ISSUER          YES        AGAINST           AGAINST
non outside Directors: Mr. II-Hyun Suk

PROPOSAL #5.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HBOS PLC
  TICKER:                N/A             CUSIP:     G4364D106
  MEETING DATE:          12/12/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, subject and conditional on the                      ISSUER          YES          FOR               FOR
 placing and the open offer [as specified] becoming
unconditional, the waiver granted by the Panel on
Takeovers and Mergers of any obligation which might
otherwise arise for The Commissioners of Her
Majesty's Treasury or their nominee [HM Treasury] to
make a general cash offer to the remaining ordinary
shareholders of the Company for all the issued
ordinary shares in the capital of the Company held by
 them pursuant to Rule 9 of the City Code on
Takeovers and Mergers, following completion of the
Placing and the Open Offer

PROPOSAL #S.2: Approve to increase the authorized                          ISSUER          YES          FOR               FOR
share capital of the Company from GBP 5,410,000,000,
EUR 3,000,000,000, USD 5,000,000,000, AUD
1,000,000,000, CAD 1,000,000,000 and CNY
100,000,000,000 to GBP 7,288,000,000, EUR
3,000,000,000 USD 5,000,000,000, AUD 1,000,000,000,
CAD 1,000,000,000 and CNY 100,000,000,000 by the,
creation of: 7,500,000,000 New Ordinary Shares of 25
pence each; and 3,000,000 New preference shares of
GBP 1 each; and authorize the Directors of the
Company [the Directors], pursuant to Section 80 of
the Companies Act 1985, to exercise all the powers of
 the Company to allot relevant securities [as defined
 in Section 80(2) of the Companies Act 1985] up to an
 aggregate nominal amount of GBP 1,875,000,000 in
respect of ordinary shares of 25 pence, each in
connection with the Placing and Open Offer, and GBP
3,000,000 in respect of preference shares of GBP 1
each; [Authority expires earlier on 30 JUN 2009] and
the Directors may allot relevant securities after the
 expiry of this authority in pursuance of such an
offer or agreement made prior to such expiry; and
approve the terms of the capital raising [as
specified] and authorize the Directors to implement
the Capital Raising as specified, to exercise all the
 powers of the Company to the extent the Directors
determine necessary to implement the Capital Raising

PROPOSAL #S.3: Approve the Ordinary Share Scheme of                        ISSUER          YES          FOR               FOR
arrangement; cancellation of Scheme Shares; creation
of New Ordinary Shares; allotment of New Ordinary
Shares; amendments of Articles; reclassification of
Ordinary Shares

PROPOSAL #S.4: Approve the Preference Share Scheme;                        ISSUER          YES          FOR               FOR
creation and allotment of New Preference Shares;
amendments of Articles; reclassification of
Preference Shares

PROPOSAL #S.5: Approve, subject to and conditional on                      ISSUER          YES          FOR               FOR
 Resolutions 3 and 4 as specified, relating to the
HBOS 9 1/4% Preference Shares being passed, for the
purpose of giving effect to the Preference Scheme,
the share capital of the Company be reduce by
canceling and extinguishing the HBOS 9 1/4%
Preference Shares in accordance with the terms of the
 Preference Scheme or, to the extent that the HBOS 9
1/4% Preference Shares have been reclassified into A
Preference Shares and B Preference Shares pursuant
Resolution 4(a) as specified in respect of the HBOS 9
 1/4% Preference Shares

PROPOSAL #S.6: Approve, subject to and conditional on                      ISSUER          YES          FOR               FOR
 Resolutions 3 and 4 as specified, relating to the
HBOS 9 3/4% Preference Shares being passed, for the
purpose of giving effect to the Preference Scheme,
the share capital of the Company be reduced by
canceling and extinguishing the HBOS 9 3/4%
Preference Shares in accordance with the terms of the
 Preference Scheme or, to the extent that the HBOS 9
3/4% Preference Shares have been reclassified into A
Preference Shares and B Preference Shares pursuant
Resolution 4(a) as specified in respect of the HBOS 9
 3/4% Preference Shares

PROPOSAL #S.7: Approve, subject to and conditional on                      ISSUER          YES          FOR               FOR
 Resolutions 3 and 4 as specified, relating to the
HBOS 6.0884% Preference Shares being passed, for the
purpose of giving effect to the Preference Scheme,
the share capital of the Company be reduced by
canceling and extinguishing the HBOS 6.0884%
Preference Shares in accordance with the terms of the
 Preference Scheme or, to the extent that the HBOS
6.0884% Preference Shares have been reclassified into
 A Preference Shares and B Preference Shares pursuant
 Resolution 4(a) as specified in respect of the HBOS
6.0884% Preference Shares

PROPOSAL #S.8: Approve, subject to and conditional on                      ISSUER          YES          FOR               FOR
 Resolutions 3 and 4 as specified, relating to the
HBOS 6.475% Preference Shares being passed, for the
purpose of giving effect to the Preference Share
Scheme, the share capital of the Company be reduced
by canceling and extinguishing the HBOS 6.475%
Preference Shares in accordance with the terms of the
 Preference Share Scheme or, to the extent that the
HBOS 6.475% Preference Shares have been reclassified
into A Preference Shares and B Preference Shares
pursuant Resolution 4(a) as specified in respect of
the HBOS 6.475% Preference Shares

PROPOSAL #S.9: Approve, subject to and conditional on                      ISSUER          YES          FOR               FOR
 Resolutions 3 and 4 as specified, relating to the
HBOS 6.3673% Preference Shares being passed, for the
purpose of giving effect to the Preference Scheme,
the share capital of the Company be reduced by
canceling and extinguishing the HBOS 6.3673%
Preference Shares in accordance with the terms of the
 Preference Share Scheme or, to the extent that the
HBOS 6.3673% Preference Shares have been reclassified
 into A Preference Shares and B Preference Shares
pursuant Resolution 4(a) as specified in respect of
the HBOS 6.3673% Preference Shares

PROPOSAL #S.10: Approve, subject to and conditional                        ISSUER          YES          FOR               FOR
on Resolutions 3 and 4 as specified, relating to the
HBOS 6.413% Preference Shares being passed, for the
purpose of giving effect to the Preference Scheme,
the share capital of the Company be reduced by
canceling and extinguishing the HBOS 6.413%
Preference Shares in accordance with the terms of the
 Preference Share Scheme or, to the extent that the
HBOS 6.413% Preference Shares have been reclassified
into A Preference Shares and B Preference Shares
pursuant Resolution 4(a) as specified in respect of
the HBOS 6.413% Preference Shares

PROPOSAL #S.11: Approve, subject to and conditional                        ISSUER          YES          FOR               FOR
on Resolutions 3 and 4 as specified, relating to the
HBOS 5.92% Preference Shares being passed, for the
purpose of giving effect to the Preference Scheme,
the share capital of the Company be reduced by
canceling and extinguishing the HBOS 5.92% Preference
 Shares in accordance with the terms of the
Preference Scheme or, to the extent that the HBOS
5.92% Preference Shares have been reclassified into A
 Preference Shares and B Preference Shares pursuant
Resolution 4(a) as specified in respect of the HBOS
5.92% Preference Shares

PROPOSAL #S.12: Approve, subject to and conditional                        ISSUER          YES          FOR               FOR
on Resolutions 3 and 4 as specified, relating to the
HBOS 6.657% Preference Shares being passed, for the
purpose of giving effect to the Preference Scheme,
the share capital of the Company be reduced by
canceling and extinguishing the HBOS 6.657%
Preference Shares in accordance with the terms of the
 Preference Scheme or, to the extent that the HBOS
6.657% Preference Shares have been reclassified into
A Preference Shares and B Preference Shares pursuant
Resolution 4(a) as specified in respect of the HBOS
6.657% Preference Shares

PROPOSAL #S.13: Approve, subject and conditional on                        ISSUER          YES          FOR               FOR
Resolutions 3 and 4 as specified, relating to the
HBOS 12% Preference Shares being passed, for the
purpose of giving effect to the Preference Scheme,
the share capital of the Company be reduced by
canceling and extinguishing the HBOS 12% Preference
Shares in accordance with the terms of the Preference
 Scheme or, to the extent that the HBOS 12%
Preference Shares have been reclassified into A
Preference Shares and B Preference Shares pursuant
Resolution 4(a) as specified in respect of the HBOS

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HBOS PLC
  TICKER:                N/A             CUSIP:     G4364D106
  MEETING DATE:          12/12/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve [without or without                                  ISSUER          YES          FOR               FOR
modification] a Scheme of arrangement [the
Scheme]under Sections 895 to 899 of the Companies Act
 2006, to be made between the Company and the Scheme
Shareholders and authorize the Directors of the
Company to take all such actions as they consider
necessary or appropriate for carrying the Scheme in
to effect

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HEINEKEN N V
  TICKER:                N/A             CUSIP:     N39427211
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.A: Adopt the financial statements for the                      ISSUER          YES          FOR               FOR
 FY 2008

PROPOSAL #1.B: Approve the decision on the                                 ISSUER          YES          FOR               FOR
appropriation of the balance of the income statement
in accordance with Article 12 paragraph 7 of the
Company's Articles of Association and the
distribution of retained earnings

PROPOSAL #1.C: Grant discharge to the Members of the                       ISSUER          YES          FOR               FOR
Executive Board

PROPOSAL #1.D: Grant discharge to the Members of the                       ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #2.: Amend the Articles of Association                            ISSUER          YES          FOR               FOR

PROPOSAL #3.A: Approve the extension and amendment of                      ISSUER          YES          FOR               FOR
 the authorization of the Executive Board to acquire
own shares under which the maximum number of shares
that may be acquired will remain limited to 10% of
the issued share capital of  the Company

PROPOSAL #3.B: Authorize the Executive Board to issue                      ISSUER          YES          FOR               FOR
 [rights to] shares

PROPOSAL #3.C: Authorize the Executive Board to                            ISSUER          YES          FOR               FOR
restrict or exclude shareholders' pre-emptive rights

PROPOSAL #5.A: Re-appoint Mr. M. Das as a Member of                        ISSUER          YES          FOR               FOR
the Supervisory Board

PROPOSAL #5.B: Re-appoint Mr. J. M. Hessels as a                           ISSUER          YES          FOR               FOR
Member of the Supervisory Board

PROPOSAL #5.C: Appoint Mr. Ch. Navarre as a Member of                      ISSUER          YES          FOR               FOR
 the Supervisory Board

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HENKEL AG & CO. KGAA, DUESSELDORF
  TICKER:                N/A             CUSIP:     D32051126
  MEETING DATE:          4/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements and Group annual report as well as the
Corporate Governance and the remuneration report

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 548,737,876.54 as
follows: payment of a dividend of EUR 0.51 per
ordinary share and or EUR 0.53 per preferred shares
EUR 321,815,656.54 shall be carried forward ex-
dividend and payable date: 21 APR 2009

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors [during the begin of the FY
until 14 APR 2008] and the general partner [during
the period from 14 APR 2008 until the FYE

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
shareholders' committee

PROPOSAL #6.: Appointment of the Auditors for the                          ISSUER          NO           N/A               N/A
2009 FY: KPMG AG, Berlin and Frankfurt

PROPOSAL #7.: Amendment to Section 28(3) of the                            ISSUER          NO           N/A               N/A
Articles of Association regarding the election of
substitute members for the shareholders' committee
being admissible

PROPOSAL #8.: Amendment to Section 17 (6) and (9) of                       ISSUER          NO           N/A               N/A
the Articles of Association regarding members of the
Supervisory Board who are also Members of other
committees constituted by the Supervisory Board
receiving and additional remuneration of 50% and the
Chairman of a committee of the Supervisory Board
receiving an additional remuneration of 100% of the
standard remuneration of Supervisory Board Members
but Members of the nominating committee receiving no
additional remuneration

PROPOSAL #9.: Amendment to Section 7 of the Articles                       ISSUER          NO           N/A               N/A
of Association regarding Section 27A(1) of the
Securities Trade Act not being applied

PROPOSAL #10.: Elections to the Supervisory Board Mr.                      ISSUER          NO           N/A               N/A
 Theo Siegert shall be elected to the Supervisory
Board as replacement for Mr. Friderike Bagel for the
remaining term of office

PROPOSAL #11.: Election of a substitute Member to the                      ISSUER          NO           N/A               N/A
 shareholders' committee Boris Canessa

PROPOSAL #12.: Renewal of authorization to acquire                         ISSUER          NO           N/A               N/A
own shares the general partner shall be authorized to
 acquire own shares the general partner shall be
authorized to acquire shares of the Company of up to
10% of the Company's share capital through the Stock
Exchange or by way of public repurchase offer, at
prices not deviating more than 10% from the market
price of the shares, on or before 19 OCT 2010; the
general partner shall be authorized, with the consent
 of the shareholders' committee and the Supervisory
Board, to use the shares in connection with mergers
and acquisitions, to dispose of the shares against
payment in cash at a price not materially below the
market price of the shares if the total volume does
not exceed 10% of the Company's share capital, and to
 retire the shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HITACHI,LTD.
  TICKER:                N/A             CUSIP:     J20454112
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Reduction of Legal Reserve                           ISSUER          YES          FOR               FOR

PROPOSAL #2.: Amend Articles to :Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HOME RETAIL GROUP PLC
  TICKER:                N/A             CUSIP:     G4581D103
  MEETING DATE:          7/2/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Directors,                         ISSUER          YES          FOR               FOR
the report of the Auditors and the financial
statement of the Company for the 52 weeks ended 01

PROPOSAL #2.: Approve the Director's remuneration                          ISSUER          YES          FOR               FOR
report contained in the and annual reports and
financial statements of the Company for the 52 weeks
period ended 01 MAR 2008

PROPOSAL #3.: Declare a final dividend of 10.0p per                        ISSUER          YES          FOR               FOR
ordinary share

PROPOSAL #4.: Re-elect Mr. Terry Duddy as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #5.: Re-elect Mr. John Coombe as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors of the Company to hold office until
the conclusion of the next general meeting at which
financial statements and reports are laid before the
Company

PROPOSAL #7.: Authorize the Directors to fix the                           ISSUER          YES          FOR               FOR
remuneration of the Auditors

PROPOSAL #8.: Authorize the Company and those                              ISSUER          YES          FOR               FOR
Companies which are subsidiary of the Company at any
time during the period for which this resolution has
effect for the purposes of part 14 of the Companies
Act 2006 [ the 2006 Act] during the period from the
passing of this resolution to the conclusion of the
Company's AGM in 2009; i) to make political donation
to political parties and/ or independent election
candidates ii) to make political donations to
political donations others than political parties and
 iii) to incur political expenditure, up to an
aggregate amount of GBP 50,000 and the amount
authorized under each of paragraphs (i) to (iii)
shall also be limited to such amount and that's words
 and expressions defined for the purpose of the 2006
Act shall have the same meaning in this resolution

PROPOSAL #9.: Authorize the Directors, in                                  ISSUER          YES          FOR               FOR
substitution for all previous authorities pursuant to
 Section 80 of the Companies Act 1985 [the 1985 Act]
by paragraph 9.2 of Article 9 of the Company's
Articles of Association be renewed [Authority expires
 the earlier for the period ending on the date of the
 AGM in 2009 or on 01 OCT 2009], and for such period
the Section 80 amount shall be GBP 29,248,166 and
such authority without prejudice to any allotment of
securities prior to the date of this resolution

PROPOSAL #S.10: Authorize the Directors,                                   ISSUER          YES          FOR               FOR
insubstitution for all previous powers authorities
pursuant to Section 89 of the 1985 Act subject to the
 passing of Resolution 9 specified above, by
Paragraph 9.3 of Article 9 of the Company's Articles
of Association be renewed for the period referred to
in such resolution and for such period the Section 89
 amount shall be GBP 4,387,225; and that such
authority without prejudice to any allotment or sale
of securities prior to the date of this resolution

PROPOSAL #S.11: Authorize the Company, in accordance                       ISSUER          YES          FOR               FOR
with Section 166 of the 1985 Act, to make market
purchases [Section 163 of the 1985 Act] of up to
87,000,000 ordinary shares, at a minimum price of 10p
 and not more than 105% above the average market
value of the Company's ordinary shares as derived
from the London Stock Exchange Daily Official List,
for the 5 business days preceding the date of
purchase or the higher of the price of the last
independent trade and the highest current bid as
stipulated by Article 5(1) of Commission Regulation
(EC) 22 DEC 2003 implementing the market abuse
directive as regards exemptions for buyback
programmes and stabilization of financial
instructions (No. 2273/2003); [Authority expires the
earlier at the conclusion of the AGM of the Company
to be held in 2009 or 01 OCT 2009]; the Company,
before the expiry, may make a contract to purchase
ordinary shares which will or may be executed wholly

PROPOSAL #S.12: Adopt the New Articles of Association                      ISSUER          YES          FOR               FOR
 of the Company in substitution for, and to exclusion
 of, the existing Article of Association of the
Company, with effect from the end of this meeting,
ass pecified

PROPOSAL #S.13: Approve, with effect on 01 OCT 2008                        ISSUER          YES          FOR               FOR
or such date on which Section 175 of the 2006 Act
Come into force, the new Article of Association of
the Company, adopted pursuant to Resolution 12 above
be amended; and authorize the Directors, for the
purpose of Section 175 of the 2006 Act in the
Company's Article of Association to authorize certain
 conflicts of interest specified in that Section ii)
by the deletion of Articles 95, 96 and 97 in their
entirety and by the insertion in their place of New
Articles 95, 95A, 96, 96A and 97 and by the numbering
 of the remaining Articles, as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HONAM PETROCHEMICAL CORP, SEOUL
  TICKER:                N/A             CUSIP:     Y3280U101
  MEETING DATE:          3/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the 33th balance sheet, income                       ISSUER          YES          FOR               FOR
statement and proposed disposition of retained

PROPOSAL #2.: Approve the partial amendment to the                         ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation

PROPOSAL #3.: Elect 1 External Director                                    ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect the Audit Committee Member to be                       ISSUER          YES        AGAINST           AGAINST
External Director

PROPOSAL #5.: Approve the remuneration limit for the                       ISSUER          YES          FOR               FOR
Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HOYA CORPORATION
  TICKER:                N/A             CUSIP:     J22848105
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3: Authorize Use of Stock Options, and                           ISSUER          YES          FOR               FOR
Allow Board to Authorize Use of Stock Option Plan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HSBC HOLDINGS PLC, LONDON
  TICKER:                N/A             CUSIP:     G4634U169
  MEETING DATE:          3/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the share capital                        ISSUER          YES          FOR               FOR
from USD 7,500,100,000, GBP 401,500 and EUR 100,000
to USD 10,500,100,000, GBP 401,500 and EUR 100,000 by
 the creation of an additional 6,000,000,000 ordinary
 shares of USD 0.50 each in the capital of the
Company forming a single class with the existing
ordinary shares of USD 0.50 each in the capital of

PROPOSAL #2.: Authorize the Directors, in                                  ISSUER          YES          FOR               FOR
substitution for any existing authority and for the
purpose of Section 80 of the UK Companies Act 1985,
[the Act] to allot relevant securities up to an
aggregate nominal amount of USD2,530,200,000 in
connection with the allotment of the new ordinary
shares as specified pursuant to right issue[Authority
 expires at the conclusion of the AGM of the Company
to be held in 2009]; and the Directors may allot
relevant securities after the expiry of this
authority in pursuance of such an offer or agreement

PROPOSAL #S.3: Authorize the Directors, subject to                         ISSUER          YES          FOR               FOR
the passing of Resolution 2 and pursuant to Section
94 of the UK Companies Act 1985, [the Act] the
subject of authority granted by Resolution 2 as if
Section 89[1] of the Act displaying to any such
allotment and in particular to make such allotments
subject to such exclusions or other arrangements as
the Directors may deem necessary or expedient in
relation to fractional entitlements or securities
represented by depository receipts or having regard
to any restrictions, obligations or legal problems
under the Laws of the requirements of any regulatory
body or stock exchange in any territory or otherwise
howsoever; [Authority expires the earlier of the
conclusion of the AGM of the Company to be held in
2009]; and, authorize the Directors to allot equity
securities in pursuance of such offers or agreement

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HSBC HOLDINGS PLC, LONDON
  TICKER:                N/A             CUSIP:     G4634U169
  MEETING DATE:          5/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual accounts and reports                      ISSUER          YES          FOR               FOR
 of the Directors and of the Auditor for the YE 31
DEC 2008

PROPOSAL #2.: Approve the Director's remuneration                          ISSUER          YES          FOR               FOR
report for YE 31 DEC 2008

PROPOSAL #3.1: Re-elect Mr. S.A. Catz as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Re-elect Mr. V.H.C Cheng as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Re-elect Mr. M.K.T Cheung as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Re-elect Mr. J.D. Coombe as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Re-elect Mr. J.L. Duran as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Re-elect Mr. R.A. Fairhead as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #3.7: Re-elect Mr. D.J. Flint as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Re-elect Mr. A.A. Flockhart as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.9: Re-elect Mr. W.K. L. Fung as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Re-elect Mr. M.F. Geoghegan as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.11: Re-elect Mr. S.K. Green as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Re-elect Mr. S.T. Gulliver as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.13: Re-elect Mr. J.W.J. Hughes-Hallett as                      ISSUER          YES          FOR               FOR
 a Director

PROPOSAL #3.14: Re-elect Mr. W.S.H. Laidlaw as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.15: Re-elect Mr. J.R. Lomax as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Re-elect Sir Mark Moody-Stuart as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.17: Re-elect Mr. G. Morgan as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.18: Re-elect Mr. N.R.N. Murthy as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.19: Re-elect Mr. S.M. Robertson as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.20: Re-elect Mr. J.L. Thornton as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.21: Re-elect Sir Brian Williamson as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.: Reappoint the Auditor at remuneration                        ISSUER          YES          FOR               FOR
to be determined by the Group Audit Committee

PROPOSAL #5.: Authorize the Directors to allot shares                      ISSUER          YES          FOR               FOR

PROPOSAL #S.6: Approve to display pre-emption rights                       ISSUER          YES          FOR               FOR

PROPOSAL #7.: Authorize the Company to purchase its                        ISSUER          YES          FOR               FOR
own ordinary shares

PROPOSAL #S.8: Adopt new Articles of Association with                      ISSUER          YES          FOR               FOR
 effect from 01 OCT 2009

PROPOSAL #S.9: Approve general meetings being called                       ISSUER          YES          FOR               FOR
on 14 clear days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HYUNDAI MOBIS, SEOUL
  TICKER:                N/A             CUSIP:     Y3849A109
  MEETING DATE:          12/17/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Merger and Acquisition                           ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HYUNDAI MOBIS, SEOUL
  TICKER:                N/A             CUSIP:     Y3849A109
  MEETING DATE:          3/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the change of the Articles of                        ISSUER          YES        AGAINST           AGAINST
Incorporation

PROPOSAL #3.: Elect the Director                                           ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Elect the Audit Committee Member                             ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Approve the remuneration limit for the                       ISSUER          YES          FOR               FOR
Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IAMGOLD CORP
  TICKER:                N/A             CUSIP:     450913108
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect the Directors of the Corporation                       ISSUER          YES        ABSTAIN           AGAINST
for the ensuing year

PROPOSAL #2.: Appoint KPMG LLP, Chartered                                  ISSUER          YES          FOR               FOR
Accountants, as the Auditors of the Corporation for
the ensuing year and authorize the Directors to fix
the remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ICAP PLC
  TICKER:                N/A             CUSIP:     G46981117
  MEETING DATE:          7/16/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements for                         ISSUER          YES          FOR               FOR
the YE 31 MAR 2008, together with the reports of the
Directors and the Auditors thereon

PROPOSAL #2.: Declare a final dividend of 11.95 pence                      ISSUER          YES          FOR               FOR
 per ordinary share for the YE 31 MAR 2008, payable
to the shareholders on the register at 25 JUL 2008

PROPOSAL #3.: Re-elect Mr. Charles Gregson as a                            ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #4.: Re-elect Mr. William Nabarro as a                            ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #5.: Re-appoint Mr. John Nixon as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #6.: Re-appoint Mr. David Puth as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #7.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors of the Company

PROPOSAL #8.: Authorize the Directors to set the                           ISSUER          YES          FOR               FOR
remuneration of the Auditors of the Company

PROPOSAL #9.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #10.: Authorize the Directors, in                                 ISSUER          YES          FOR               FOR
substitution for and shall replace any existing
authority pursuant to the said Section 80 for the
purposes of Section 80 of the Companies Act 1985 and
in accordance with Article 9.2 of the Company's
Articles of Association, to exercise all powers of
the Company to allot relevant securities [Section
80(2) of the said Act] up to an aggregate nominal
amount of GBP 21,611,663 [being 33% of the issued
share capital [excluding Treasury Shares] of the
Company as at 13 MAY 2008, the latest practicable
date before publication of this notice; [Authority
expires at the conclusion of the AGM for 2009]; and
the Directors may allot relevant securities after the
 expiry of this authority in pursuance of such an
offer or agreement made prior to such expiry, to the
extent not utilized at the date this resolution is

PROPOSAL #S.11: Authorize the Directors, in                                ISSUER          YES          FOR               FOR
accordance with Article 9.3 of the Company's Articles
 of Association and pursuant to Section 95(1) of the
Companies Act 1985, subject to the passing of
Resolution 10, to allot equity securities [Section
94(2) of the said Act] for cash pursuant to the
authority conferred by Resolution 10, as if [Section
89(1)] of the Act] disapplying to any such allotment
to sell relevant shares [Section 94(5) of the said
Act] in the Company if, immediately before the sale,
such shares are held by the Company as treasury
shares [Section 162A(3) of the said Act] [Treasury
Shares] for cash [Section 162D(2) of the said Act],
as if [Section 89(1)] disapplying to any such sale
provided that this power is limited to the allotment
of equity securities and the sale of Treasury Shares
in connection with a rights issue or any other pre-
emptive offer in favor of ordinary shareholders and
otherwise than pursuant up to an aggregate nominal
amount of GBP 3,241,749; [Authority expires at the
conclusion of the AGM of the Company for 2009]; and
the Directors may allot equity securities or sell
Treasury shares in pursuance of such an offer or
agreement made prior to such expiry

PROPOSAL #S.12: Authorize the Company, pursuant to                         ISSUER          YES          FOR               FOR
and in accordance with Section 166 of the Companies
Act 1985, to make market purchases [Section 163(3) of
 such act] of up to 64,834,991 ordinary shares in the
 capital of the Company, at a minimum price,
exclusive of expenses, which may be paid for any
amount equal to the nominal value of each share and
up to 105% of the average of the middle market
quotations for such shares in the Company derived
from the London Stock Exchange Daily Official List,
for the 5 business days preceding the date of
purchase; [Authority expires at the conclusion of the
 next AGM for 2009]; and the Company, before the
expiry, may make a contract to purchase ordinary
shares which will or may be executed wholly or partly

PROPOSAL #S.13: Adopt the Articles of Association of                       ISSUER          YES        AGAINST           AGAINST
the Company as specified, in substitution for, and to
 the exclusion of the current Articles of Association

PROPOSAL #S.14: Amend, with effect from 00.01 AM on                        ISSUER          YES          FOR               FOR
01 OCT 2008, the New Articles of Association adopted
pursuant to Resolution 13, by the insertion of New
Article 109.8, as specified

PROPOSAL #15.: Approve the ICAP Plc 2008 Sharesave                         ISSUER          YES          FOR               FOR
Scheme [ the Scheme] as summarized in the appendix to
 the notice of AGM of the Company dated 20 MAY 2008,
as specified and authorize the Directors of the
Company to do all acts and things which they may
consider necessary or desirable to bring the scheme
into effect and to adopt the Scheme with such
modifications as they may be consider necessary or
desirable to bring into effect, to obtain the
approval of the Scheme by HM Revenue and Customs
and/or to take account of the requirements of the
Financial Services Authority and best practice

PROPOSAL #16.: Approve the ICAP Plc 2008 Senior                            ISSUER          YES        AGAINST           AGAINST
Executive Equity Participation Plan [the Plan], as
specified and authorize the Directors of the Company
to do all acts and things which they may consider
necessary or desirable to bring the Plan into effect
and to adopt the Plan with such modifications as they
 may be consider necessary or desirable to bring into
 effect and/or to take account of the requirements of
 the UK Listing Authority and best practice

PROPOSAL #17.: Authorize the Company and those                             ISSUER          YES          FOR               FOR
Companies which are subsidiaries of the Company at
any time during the period for which this resolution
has effect for the purposes of Part 14 of the
Companies Act 2006, to make political donations to
political parties or independent election candidates
not exceeding GBP 100,000 in total; to make political
 donations to political organizations other than
political parties not exceeding GBP 100,000 in total;
 incur political expenditure not exceeding GBP
100,000 in total; and provided that the aggregate
amount of any such donations and expenditure shall
not exceed GBP 100,000 during the period beginning
with the date of passing of this resolution
[Authority expires at the conclusion of the next AGM
of the Company to be held in 2009]; for the purposes
of this resolution, the term political donations,
Independent Election Candidate, Political
organizations and political expenditure have the
meanings specified in Part 14 of the Companies Act

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IGM FINL INC
  TICKER:                N/A             CUSIP:     449586106
  MEETING DATE:          5/1/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Marc A. Bibeau as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #1.2: Elect Mr. Andre Desmarais as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #1.3: Elect Mr. Paul Desmarais, Jr. as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.4: Elect Mr. V. Peter Harder as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #1.5: Elect Mr. Daniel Johnson as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #1.6: Elect Rt. Hon. Donald F. Mazankowski                        ISSUER          YES          FOR               FOR
as a Director

PROPOSAL #1.7: Elect Mr. John McCallum as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #1.8: Elect Mr. Raymond L. McFeetors as a                         ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #1.9: Elect Mr. R. Jeffrey Orr as a Director                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #1.10: Elect Mr. Roy W. Piper as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #1.11: Elect Mr. Michel Plessis-Belair as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.12: Elect Mr. Henri-Paul Rousseau as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.13: Elect Mr. Philip K. Ryan as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #1.14: Elect Ms. Susan Sherk as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #1.15: Elect Mr. Charles R. Sims as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #1.16: Elect Mr. Murray J. Taylor as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.17: Elect Mr. Gerard Veilleux as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #2.: Appoint Deloitte and Touche LLP as the                       ISSUER          YES          FOR               FOR
Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IMPERIAL OIL LTD
  TICKER:                N/A             CUSIP:     453038408
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Re-appoint the PricewaterhouseCoopers                        ISSUER          YES          FOR               FOR
LLP as the Auditors of the Company for the ensuing

PROPOSAL #2.1: Elect Mr. Krystyna T. Hoeg as a                             ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #2.2: Elect Mr. Bruce H. March as a Director                      ISSUER          YES          FOR               FOR
 for the ensuing year

PROPOSAL #2.3: Elect Mr. Jack M. Mintz as a Director                       ISSUER          YES          FOR               FOR
for the ensuing year

PROPOSAL #2.4: Elect Mr. Robert C. Olsen as a                              ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #2.5: Elect Mr. Roger Phillips as a Director                      ISSUER          YES          FOR               FOR
 for the ensuing year

PROPOSAL #2.6: Elect Mr. Paul A. Smith as a Director                       ISSUER          YES          FOR               FOR
for the ensuing year

PROPOSAL #2.7: Elect Mr. Sheelagh D. Whittaker as a                        ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #2.8: Elect Mr. Victor L. Young as a                              ISSUER          YES          FOR               FOR
Director for the ensuing year

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IMPERIAL TOBACCO GROUP PLC, BRISTOL
  TICKER:                N/A             CUSIP:     G4721W102
  MEETING DATE:          2/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the report and accounts                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #3.: Declare a final dividend of 42.2 pence                       ISSUER          YES          FOR               FOR
per ordinary share

PROPOSAL #4.: Re-elect Mr. Graham L. Blashill as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.: Re-elect Dr. Pierre H. Jungels as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.: Elect Mr. Jean-Dominique Comolli as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #7.: Elect Mr. Bruno F. Bich as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #8.: Elect Mr. Berge Setrakian as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #9.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors of the Company

PROPOSAL #10.: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Auditors
PROPOSAL #11.: Authorize the Company and its                               ISSUER          YES          FOR               FOR
Subsidiaries to Make EU Political Donations to
Political Organizations or Independent Election
Candidates up to GBP 100,000 and Incur EU Political
Expenditure up to GBP 100,000

PROPOSAL #12.: Grant authority for the issue of                            ISSUER          YES          FOR               FOR
equity or equity-linked securities with pre-emptive
rights up to aggregate nominal amount of GBP

PROPOSAL #S.13: Grant authority, subject to the                            ISSUER          YES          FOR               FOR
Passing of Resolution 12, for the issue of equity or
equity-linked securities without pre-emptive rights
up to aggregate nominal amount of GBP 5,330,000

PROPOSAL #S.14: Grant authority up to 106,794,000                          ISSUER          YES          FOR               FOR
ordinary shares for market purchase

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INBEV SA, BRUXELLES
  TICKER:                N/A             CUSIP:     B5064A107
  MEETING DATE:          9/29/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the acquisition of Anheuser-                         ISSUER          NO           N/A               N/A
Busch
PROPOSAL #2.: Amend the Articles regarding change                          ISSUER          NO           N/A               N/A
Company's name in Anheuser-Busch Inbev

PROPOSAL #3.: Approve the issuance of shares with                          ISSUER          NO           N/A               N/A
preemptive rights in connection with acquisition up
to EUR 10 Billion

PROPOSAL #4.: Approve the terms and conditions of                          ISSUER          NO           N/A               N/A
issuance of shares under Item 3

PROPOSAL #5.: Approve the suspensive conditions for                        ISSUER          NO           N/A               N/A
issuance of shares under Item 3

PROPOSAL #6.: Authorize the Board and the Chief                            ISSUER          NO           N/A               N/A
Executive Officer and CFO for the implementation of
approved resolutions

PROPOSAL #7.: Elect Mr. August Busch IV as a Director                      ISSUER          NO           N/A               N/A

PROPOSAL #8.: Approve the change of Control Clause of                      ISSUER          NO           N/A               N/A
 USD 45 Billion following the Article 556 of Company

PROPOSAL #9.: Approve the change of Control Clause of                      ISSUER          NO           N/A               N/A
 USD 9.8 Billion following the Article 556 of Company
 Law

PROPOSAL #10.: Authorize Mrs. Sabine Chalmers and Mr.                      ISSUER          NO           N/A               N/A
 M. Benoit Loore to implement approved resolutions
and fill required documents/formalities at Trade

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED
  TICKER:                N/A             CUSIP:     ADPV10686
  MEETING DATE:          5/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the 2008 work report of the                          ISSUER          YES          FOR               FOR
Board of Directors of the Bank

PROPOSAL #2.: Approve the 2008 work report of the                          ISSUER          YES          FOR               FOR
Board of Supervisors of the Bank

PROPOSAL #3.: Approve the Bank's 2008 audited accounts                     ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the Bank's 2008 Profit                               ISSUER          YES          FOR               FOR
Distribution Plan

PROPOSAL #5.: Approve the Bank's 2009 fixed assets                         ISSUER          YES          FOR               FOR
investment budget

PROPOSAL #6.: Re-appoint Ernst & Young as the                              ISSUER          YES          FOR               FOR
International Auditors of the Bank for 2009 for the
term from the passing this until the conclusion of
the next AGM and approve to fix the aggregate Audit
fees for 2009 at RMB 153 million

PROPOSAL #7.: Approve the remuneration calculations                        ISSUER          YES          FOR               FOR
for the Directors and the Supervisors of the Bank for
 2008

PROPOSAL #S.8: Amend the Articles of Association of                        ISSUER          YES          FOR               FOR
Industrial and Commercial Bank of China Limited as
specified and authorize the Board of Directors of the
 Bank to make amendments to the Articles of
Association of the Bank which may be necessary as
China Banking Regulatory Commission and other
regulatory authorities may require

PROPOSAL #9.: Amend the Rules of Procedures for                            ISSUER          YES          FOR               FOR
Shareholders' general meeting of Industrial and
Commercial Bank of China Limited as specified and
authorize the Board of Directors of the Bank to make
corresponding amendments to the rules of procedures
for the shareholders general meeting pursuant to the
Articles of Association of the Bank as finally

PROPOSAL #10.: Amend the Rules of Procedures for the                       ISSUER          YES          FOR               FOR
Board of Directors of Industrial and Commercial Bank
of China Limited as specified and authorize the Board
 of Directors of the Bank to make corresponding
amendments to the rules of procedures for the Board
of Directors pursuant to the Articles of Association
of the Bank as finally approved

PROPOSAL #11.: Amend the Rules of Procedures for the                       ISSUER          YES          FOR               FOR
Board of Supervisors of Industrial and Commercial
Bank of China Limited as specified and authorize the
Board of Supervisors of the Bank to make
corresponding amendments to the rules of procedures
for the Board of Supervisors pursuant to the Articles
 of Association of the Bank as finally approved

PROPOSAL #12.: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES          FOR             AGAINST
SHAREHOLDER PROPOSAL: Appoint Ms. Dong Juan as an
External Supervisor of the Bank

PROPOSAL #13.: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES          FOR             AGAINST
SHAREHOLDER PROPOSAL: Appoint Mr. Meng Yan as an
External Supervisor of the Bank

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INDUSTRIAL BANK OF KOREA, SEOUL
  TICKER:                N/A             CUSIP:     Y3994L108
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the partial amendment to the                         ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation

PROPOSAL #3.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

PROPOSAL #4.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INFOSYS TECHNOLOGIES LIMITED
  TICKER:                INFY            CUSIP:     456788108
  MEETING DATE:          6/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: TO RECEIVE, CONSIDER AND ADOPT THE                           ISSUER          YES          FOR             AGAINST
BALANCE SHEET AS AT MARCH 31, 2009 AND THE PROFIT AND
 LOSS ACCOUNT FOR THE YEAR ENDED ON THAT DATE AND THE
 REPORT OF THE DIRECTORS AND AUDITORS THEREON.

PROPOSAL #02: TO DECLARE A FINAL DIVIDEND FOR THE                          ISSUER          YES          FOR             AGAINST
FINANCIAL YEAR ENDED MARCH 31, 2009.

PROPOSAL #03: TO APPOINT A DIRECTOR IN PLACE OF                            ISSUER          YES          FOR             AGAINST
DEEPAK M. SATWALEKAR, WHO RETIRES BY ROTATION AND,
BEING ELIGIBLE, SEEKS RE-APPOINTMENT.

PROPOSAL #04: TO APPOINT A DIRECTOR IN PLACE OF DR.                        ISSUER          YES          FOR             AGAINST
OMKAR GOSWAMI, WHO RETIRES BY ROTATION AND, BEING
ELIGIBLE, SEEKS RE-APPOINTMENT.

PROPOSAL #05: TO APPOINT A DIRECTOR IN PLACE OF RAMA                       ISSUER          YES          FOR             AGAINST
BIJAPURKAR, WHO RETIRES BY ROTATION AND, BEING
ELIGIBLE, SEEKS RE-APPOINTMENT.

PROPOSAL #06: TO APPOINT A DIRECTOR IN PLACE OF DAVID                      ISSUER          YES          FOR             AGAINST
 L. BOYLES, WHO RETIRES BY ROTATION AND, BEING
ELIGIBLE, SEEKS RE-APPOINTMENT.

PROPOSAL #07: TO APPOINT A DIRECTOR IN PLACE OF PROF.                      ISSUER          YES          FOR             AGAINST
 JEFFREY S. LEHMAN, WHO RETIRES BY ROTATION AND,
BEING ELIGIBLE, SEEKS RE-APPOINTMENT.

PROPOSAL #08: TO APPOINT AUDITORS TO HOLD OFFICE FROM                      ISSUER          YES          FOR             AGAINST
 THE CONCLUSION OF THE ANNUAL GENERAL MEETING HELD ON
 JUNE 20, 2009, UNTIL THE CONCLUSION OF THE NEXT
ANNUAL GENERAL MEETING, AND TO FIX THEIR REMUNERATION.

PROPOSAL #09: TO APPOINT K.V. KAMATH AS DIRECTOR,                          ISSUER          YES          FOR             AGAINST
LIABLE TO RETIRE BY ROTATION.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ING GROEP N V
  TICKER:                N/A             CUSIP:     N4578E413
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening remarks and announcements                            ISSUER          NO           N/A               N/A

PROPOSAL #2.A: Report of the Executive Board for 2008                      ISSUER          NO           N/A               N/A

PROPOSAL #2.B: Report of the Supervisory Board for                         ISSUER          NO           N/A               N/A
2008
PROPOSAL #2.C: Approve the annual accounts for 2008                        ISSUER          YES          FOR               FOR

PROPOSAL #3.A: Profit retention and Distribution                           ISSUER          NO           N/A               N/A
Policy
PROPOSAL #3.B: Approve the dividend for 2008, a total                      ISSUER          YES          FOR               FOR
 dividend of EUR 0.74 per [depositary receipt for an]
 ordinary share will be proposed to the general
meeting, taking into account the interim dividend of
EUR 0.74 paid in AUG 2008, as a result hereof no
final dividend will be paid out for 2008

PROPOSAL #4.: Remuneration report                                          ISSUER          NO           N/A               N/A

PROPOSAL #5.: Corporate Governance                                         ISSUER          NO           N/A               N/A

PROPOSAL #6.: Corporate Responsibility                                     ISSUER          NO           N/A               N/A

PROPOSAL #7.A: Grant discharge to the Members of the                       ISSUER          YES          FOR               FOR
Executive Board in respect of the duties performed
during the year 2008 FY, as specified in the 2008
annual accounts, the report of the Executive Board,
the Corporate Governance Chapter, the chapter on
Section 404 of the Sarbanes-Oxley Act and the
statements made in the general meeting

PROPOSAL #7.B: Grant discharge to the Members of the                       ISSUER          YES          FOR               FOR
Supervisory Board in respect of the duties performed
in the 2008 FY, as specified in the 2008 annual
accounts, the report of the Supervisory Board, the
Corporate governance chapter, the remuneration report
 and the statements made in the general meeting

PROPOSAL #8.A: Appoint of Jan Hommen as the Members                        ISSUER          YES          FOR               FOR
of the Executive Board as of the end of the general
meeting on 27 April 2009 until the end of the AGM in
2013, subject to extension or renewal

PROPOSAL #8.B: Appoint of Mr. Patrick Flynn as the                         ISSUER          YES          FOR               FOR
Members of the Executive Board as of the end of the
general meeting on 27 April 2009 until the end of the
 AGM in 2013, subject to extension or renewal

PROPOSAL #9.A: Re-appoint Mr.Godfried Van Der Lugt as                      ISSUER          YES          FOR               FOR
 the Member of the Supervisory Board

PROPOSAL #9.B: Appoint Mr.Tineke Bahlmann as the                           ISSUER          YES          FOR               FOR
Member of the Supervisory Board

PROPOSAL #9.C: Appoint Mr.Jeroen Van Der Veer as the                       ISSUER          YES          FOR               FOR
Member of the Supervisory Board

PROPOSAL #9.D: Appoint Mr. Lodewijk De Waal as the                         ISSUER          YES          FOR               FOR
Member of the Supervisory Board

PROPOSAL #10.: Authorize to issue ordinary, to grant                       ISSUER          YES          FOR               FOR
the right to take up such shares and to restrict or
exclude preferential rights of shareholders;
[Authority expires on 27 October 2010 [subject to
extension by the general meeting]]; for a total of
200,000,000 ordinary shares, plus for a total of
200,000,000 ordinary shares, only if these shares are
 issued in connection with the take-over of a
business or a Company

PROPOSAL #11.: Authorize the Executive Board to                            ISSUER          YES          FOR               FOR
acquire in the name of the Company fully paid-up
ordinary shares in the share capital of the Company
or depositary receipts for such shares, this
authorization is subject to such a maximum that the
Company shall not hold more than: 10% of the issued
share capital, plus 10% of the issued share capital
as a result of a major capital restructuring, the
authorization applies for each manner of acquisition
of ownership for which the law requires an
authorization like the present one, the purchase
price shall not be less than 1 eurocent and not
higher than the highest price at which the depositary
 receipts for the Company's ordinary shares are
traded on the Euronext Amsterdam by NYSE Euronext on
the date on which the purchase contract is concluded
or on the preceding day of stock market trading;
[Authority expires on 27 OCT 2010]

PROPOSAL #12.: Any other business and conclusion                           ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INTESA SANPAOLO SPA, TORINO
  TICKER:                N/A             CUSIP:     T55067101
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the destination of the                              ISSUER          NO           N/A               N/A
operating profit relative to the balance sheet as of
31 DEC 2008 and of distribution of the dividends

PROPOSAL #O.2: Approve the integration of the                              ISSUER          NO           N/A               N/A
Auditing Company Reconta Ernst and Youngs

PROPOSAL #E.1: Amend the Articles 7, 13, 14, 15, 17,                       ISSUER          NO           N/A               N/A
18, 20, 22, 23, 24, 25, and 37 also in compliance to
the surveillance dispositions regarding the
organization and management of the banks, issued by
Banca D Italia on 04 MAR 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ISUZU MOTORS LIMITED
  TICKER:                N/A             CUSIP:     J24994105
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.3: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JFE HOLDINGS,INC.
  TICKER:                N/A             CUSIP:     J2817M100
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Approve Payment of Bonuses to Corporate                      ISSUER          YES          FOR               FOR
 Officers

PROPOSAL #3.: Amend Articles to:  Approve Minor                            ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #4.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #5.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #5.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #6.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

PROPOSAL #7.: Continuation of the Policy Toward                            ISSUER          YES        AGAINST           AGAINST
Large-scale Purchases of JFE Shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JIANGXI COPPER CO LTD
  TICKER:                N/A             CUSIP:     Y4446C100
  MEETING DATE:          3/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify, the consolidated                         ISSUER          YES          FOR               FOR
supply and services agreement I [the Consolidated
Supply and Services Agreement I] entered into between
 the Company and Jiangxi Copper Corporation [JCC] on
14 JAN 2009 in respect of the supply of various
materials, provision of industrial services and
miscellaneous services by JCC and its subsidiaries
from time to time [other than the Group [as
specified]] to the Company and its subsidiaries from
time to time [collectively, the Group] [as specified]
 and the transactions contemplated there under; the
maximum limit of the amount involved under the
Consolidated Supply and Services Agreement I for the
period from the date on which this resolution is
passed to 31 DEC 2009 and the 2 financial years
ending 31 DEC 2010 and 31 DEC 2011 shall not exceed
RMB 2,651,942,000, RMB 3,122,962,000 and RMB
3,593,292,000 respectively; and authorize any
Director of the Company for and on behalf of the
Company to sign, seal, execute, perfect, deliver and
do all such documents, deeds, acts, matters and
things as he may in his discretion consider necessary
 or desirable or expedient for the purpose of or in
connection with the Consolidated Supply and Services
Agreement I and to make and agree such variations of
a non-material nature in or to the terms of the
Consolidated Supply and Services Agreement I as he
may in his discretion consider to be desirable and in
 the interests of the Company

PROPOSAL #2.: Approve and ratify, the consolidated                         ISSUER          YES          FOR               FOR
supply and services agreement II [the Consolidated
Supply and Services Agreement II] entered into
between the Company and Jiangxi Copper Corporation
[JCC] on 14 JAN 2009 in respect of the supply of
various materials and provision of industrial
services by the Company and its subsidiaries from
time to time [collectively, the Group] to JCC and its
 subsidiaries from time to time [other than the
Group] [as specified] and the transactions
contemplated there under; the maximum limit of the
amount involved under the Consolidated Supply and
Services Agreement II for the period from the date on
 which this resolution is passed to 31 DEC 2009 and
the 2 financial years ending 31 DEC 2010 and 31 DEC
2011 shall not exceed RMB 726,463,000, RMB
904,819,000 and RMB 1,096,005,000 respectively; and
authorize any Director of the Company for and on
behalf of the Company to sign, seal, execute,
perfect, deliver and do all such documents, deeds,
acts, matters and things as he may in his discretion
consider necessary or desirable or expedient for the
purpose of or in connection with the Consolidated
Supply and Services Agreement II and to make and
agree such variations of a non-material nature in or
to the terms of the Consolidated Supply and Services
Agreement II as he may in his discretion consider to

PROPOSAL #3.: Approve and ratify, the financial                            ISSUER          YES        AGAINST           AGAINST
services agreement [the Financial Services Agreement]
 entered into between JCC Finance Company Limited
[JCC Financial] and Jiangxi Copper Corporation [JCC]
on 14 JAN 2009 in respect of the provision of
financial services by JCC Financial to JCC and its
subsidiaries from time to time [other than the
Company and its subsidiaries] [as specified] and the
transactions contemplated there under; the maximum
limit of the amount involved in the credit services
contemplated under the Financial Services Agreement
for the period from the date on which this resolution
 is passed to 31 DEC 2009 and the 2 financial years
ending 31 DEC 2010 and 31 DEC 2011 shall not exceed
RMB 1,842,000,000, RMB 3,192,000,000 and RMB
4,542,000,000 respectively; and authorize any
Director of the Company for and on behalf of the
Company to sign, seal, execute, perfect, deliver and
do all such documents, deeds, acts, matters and
things as he may in his discretion consider necessary
 or desirable or expedient for the purpose of or in
connection with the Financial Services Agreement and
to make and agree such variations of a non-material
nature in or to the terms of the Financial Services
Agreement as he may in his discretion consider to be
desirable and in the interests of the Company

PROPOSAL #4.: Approve, conditional upon Resolution                         ISSUER          YES          FOR               FOR
No. 5 as set out in the notice of the EGM of the
Company dated 23 JAN 2009 convening this meeting
being passed, the Company may send or supply
Corporate Communications to its shareholders of H
Shares [in relation to whom the conditions set out
below are met] by making such Corporate
Communications available on the Company's own website
 and the website of The Stock Exchange of Hong Kong
Limited or in printed forms [in English only, in
Chinese only or in both English and Chinese] and
authorize any Director of the Company for and on
behalf of the Company to sign all such documents
and/or do all such things and acts as the Director
may consider necessary or expedient and in the
interest of the Company for the purpose of effecting
or otherwise in connection with the Company's
proposed communication with its shareholders of H
Shares through the Company's website and the website
of The Stock Exchange of Hong Kong Limited or in
printed forms, the supply of Corporate Communications
 by making such Corporate Communications available on
 the Company's own website and the website of The
Stock Exchange of Hong Kong Limited is subject to the
 fulfillment of the specified conditions: i) each
holder of H shares has been asked individually by the
 Company to agree that the Company may send or supply
 Corporate Communications generally, or the Corporate
 Communications in question, to him by means of the
Company's own website; and ii) the Company has not
received a response indicating objection from the
holder of H shares within a period of 28 days
starting from the date on which the Company's request
 was sent, for purpose of this Resolution, Corporate
Communication(s) means any document issued or to be
issued by the Company for the information or action
of holders of any of its securities, including but
not limited to: (a) the directors' report, its annual
 accounts together with a copy of the auditor's
report and its summary financial report; (b) the
interim report and its summary interim report; (c) a
notice of meeting; (d) a listing document; (e) a

PROPOSAL #S.5: Approve the amendments to the Articles                      ISSUER          YES          FOR               FOR
 of Association of the Company [details of which are
set out in the section headed Proposed Amendments to
the Articles of Association of the Letter from the
Board of the circular dispatched to shareholders of
the Company on 23 JAN 2009] and authorize any 1
Director or secretary to the Board of Directors of
the Company to deal with on behalf of the Company the
 relevant filing, amendments and registration [where
necessary] procedures and other related issues
arising from the amendments to the Articles of
Association of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JIANGXI COPPER CO LTD
  TICKER:                N/A             CUSIP:     Y4446C100
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Board of                           ISSUER          YES          FOR               FOR
Directors of the Company for the year of 2008

PROPOSAL #2.: Approve the report of the Supervisory                        ISSUER          YES          FOR               FOR
Committee of the Company for the year of 2008

PROPOSAL #3.: Approve the audited financial                                ISSUER          YES          FOR               FOR
statements and the Auditors' report for the year of

PROPOSAL #4.: Approve the proposal for distribution                        ISSUER          YES          FOR               FOR
of profit of the Company for the year of 2008

PROPOSAL #5.: Approve, ratify and confirm the revised                      ISSUER          YES        AGAINST           AGAINST
 Financial Services Agreement [the Revised Financial
Services Agreement] entered into between JCC Finance
Company Limited [JCC Financial] and Jiangxi Copper
Corporation [JCC] on 24 APR 2009 in respect of the
provision of financial services by JCC Financial to
JCC and its subsidiaries from time to time [other
than the Company and its subsidiaries] [as specified]
 and the transactions contemplated thereunder; the
maximum limit of the amount involved in the credit
services contemplated under the Revised Financial
Services Agreement for the period from the date on
which this resolution is passed to 31 DEC 2009 and
the 2 financial years ending 31 DEC 2010 and 31 DEC
2011 shall not exceed RMB 922,000,000, RMB
1,402,000,000 and RMB 1,602,000,000 respectively; and
 authorize any Director of the Company for and on
behalf of the Company to sign, seal, execute,
perfect, deliver and do all such documents, deeds,
acts, matters and things as he may in his discretion
consider necessary or desirable or expedient for the
purpose of or in connection with the Revised
Financial Services Agreement and to make and agree
such variations of a non-material nature in or to the
 terms of the Revised Financial Services Agreement as
 he may in his discretion consider to be desirable
and in the interests of the Company

PROPOSAL #6.i: Elect Mr. Li Yihuang as a Director of                       ISSUER          YES          FOR               FOR
the Company for the next term of office commencing on
 the date of this AGM to the date of the AGM of the
Company for the year of 2011

PROPOSAL #6.ii: Elect Mr. Li Baomin as a Director of                       ISSUER          YES          FOR               FOR
the Company for the next term of office commencing on
 the date of this AGM to the date of the AGM of the
Company for the year of 2011

PROPOSAL #6.iii: Elect Mr. Gao Jianmin as a Director                       ISSUER          YES          FOR               FOR
of the Company for the next term of office commencing
 on the date of this AGM to the date of the AGM of
the Company for the year of 2011

PROPOSAL #6.iv: Elect Mr. Liang Qing as a Director of                      ISSUER          YES          FOR               FOR
 the Company for the next term of office commencing
on the date of this AGM to the date of the AGM of the
 Company for the year of 2011

PROPOSAL #6.v: Elect Mr. Gan Chengjiu as a Director                        ISSUER          YES          FOR               FOR
of the Company for the next term of office commencing
 on the date of this AGM to the date of the AGM of
the Company for the year of 2011

PROPOSAL #6.vi: Elect Mr. Hu Qingwen as a Director of                      ISSUER          YES          FOR               FOR
 the Company for the next term of office commencing
on the date of this AGM to the date of the AGM of the
 Company for the year of 2011

PROPOSAL #6.vii: Elect Mr. Shi Jialiang as Directors                       ISSUER          YES          FOR               FOR
of the Company for the next term of office commencing
 on the date of this AGM to the date of the AGM of
the Company for the year of 2011

PROPOSAL #6viii: Elect Mr. Wu Jianchang as a Director                      ISSUER          YES          FOR               FOR
 of the Company for the next term of office
commencing on the date of this AGM to the date of the
 AGM of the Company for the year of 2011

PROPOSAL #6.ix: Elect Mr. Tu Shutian as a Director of                      ISSUER          YES          FOR               FOR
 the Company for the next term of office commencing
on the date of this AGM to the date of the AGM of the
 Company for the year of 2011

PROPOSAL #6.x: Elect Mr. Zhang Rui as Directors of                         ISSUER          YES          FOR               FOR
the Company for the next term of office commencing on
 the date of this AGM to the date of the AGM of the
Company for the year of 2011

PROPOSAL #6.xi: Elect Mr. Gao Dezhu as a Director of                       ISSUER          YES          FOR               FOR
the Company for the next term of office commencing on
 the date of this AGM to the date of the AGM of the
Company for the year of 2011

PROPOSAL #7.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
enter into service contract and/or appointment letter
 with each of the newly elected Executive Directors
and the Independent Non-executive Directors
respectively subject to such terms and conditions as
the Board of Directors shall think fit and to do all
such acts and things to give effect to such matters

PROPOSAL #8.i: Elect Mr. Hu Faliang as a Supervisor                        ISSUER          YES          FOR               FOR
of the Company representing the shareholders of the
Company and to confirm the appointment of the
Supervisors representing the staff and workers of the
 Company for the next term of office commencing on
the date of this AGM to the date of the AGM of the
Company for the year 2011

PROPOSAL #8.ii: Elect Mr. Wu Jinxing as a Supervisor                       ISSUER          YES          FOR               FOR
of the Company representing the shareholders of the
Company and to confirm the appointment of the
Supervisors representing the staff and workers of the
 Company for the next term of office commencing on
the date of this AGM to the date of the AGM of the
Company for the year 2011

PROPOSAL #8.iii: Elect Mr. Wan Sujuan as a Supervisor                      ISSUER          YES          FOR               FOR
 of the Company representing the shareholders of the
Company and to confirm the appointment of the
Supervisors representing the staff and workers of the
 Company for the next term of office commencing on
the date of this AGM to the date of the AGM of the
Company for the year 2011

PROPOSAL #8.iv: Elect Mr. Xie Ming as a Supervisor of                      ISSUER          YES          FOR               FOR
 the Company representing the shareholders of the
Company and to confirm the appointment of the
Supervisors representing the staff and workers of the
 Company for the next term of office commencing on
the date of this AGM to the date of the AGM of the
Company for the year 2011

PROPOSAL #8.v: Elect Mr. Lin Jinliang as a Supervisor                      ISSUER          YES          FOR               FOR
 of the Company representing the shareholders of the
Company and to confirm the appointment of the
Supervisors representing the staff and workers of the
 Company for the next term of office commencing on
the date of this AGM to the date of the AGM of the
Company for the year 2011

PROPOSAL #9.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
enter into service contract or appointment letter
with each of the newly elected Supervisors subject to
 such terms and conditions as the Board of Directors
shall think fit and to do all such acts and things to
 give effect to such matters

PROPOSAL #10.: Approve the annual remunerations of                         ISSUER          YES          FOR               FOR
each newly elected Executive Directors, Independent
Non-executive Directors and the Supervisors during
their terms of office as follows: i) each Internal
Executive Director is entitled to receive basic
annual remuneration of RMB 700,000 [Tax inclusive]
and the remuneration committee of the Company will
pursuant to the actual increment of business to
determine the annual growth rate, but in any event
which will not be more than 30%; ii) each External
Executive Director is entitled to receive annual
remuneration of RMB 180,000 [Tax inclusive]; iii)
each Independent Non-executive Director is entitled
to received annual allowance [or travel expense] of
RMB 50,000 [Tax inclusive]; iv) each Supervisors
[except the External Supervisor who was being
nominated by the substantial shareholder following
the recommendation of its de facto controller] is
entitled to receive basic annual remuneration of RMB
500,000 [Tax inclusive], the Remuneration Committee
of the Company will pursuant to the actual increment
of business to determine the annual growth rate, but
in any event which will not be more than 30%; and v)
the remuneration of the External Director and
Supervisor [elected after being nominated by the
substantial shareholder following the recommendation
of its de facto controller] will be determined by the
 remuneration committee of the Company pursuant to

PROPOSAL #11.: Appoint Ernst & Young Hua Ming and                          ISSUER          YES          FOR               FOR
Ernst & Young as the Company's PRC and the
International Auditors for the year of 2009 and
authorize the Board of Directors of the Company to
determine their remunerations and any 1 Executive
Director of the Company to enter into the service
agreement and any other related documents with Ernst
& Young Hua Ming and Ernst & Young

PROPOSAL #S.12: Approve, subject to the limitations                        ISSUER          YES        AGAINST           AGAINST
imposed and in accordance with the Rules Governing
the Listing of Securities on The Stock Exchange of
Hong Kong Limited [the Listing Rules], the Company
Law of the People's Republic of China [the Company
Law], and other applicable rules and regulations of
the People's Republic of China [the PRC] [in each
case as amended from time to time], a general
unconditional mandate be and is hereby granted to the
 Board of Directors of the Company [the Board of
Directors] to exercise once or more than once during
the Relevant Period [as defined below] all the powers
 of the Company to allot and issue new overseas
foreign listed shares of the Company [H Shares] on
such terms and conditions as the Board of Directors
may determine and that, in the exercise of their
power to allot and issue shares, the authority of the
 Board of Directors shall include [without
limitation]: i) the determination of the number of
the H Shares to be issued; ii) the determination of
the issue price of the new H Shares; iii) the
determination of the opening and closing dates of the
 issue of new H Shares; iv) the determination of the
number of new H Shares to be issued to the existing
shareholders [if any]; v) the making or granting
offers, agreements and options which might require
the exercise of such powers; upon the exercise of the
 powers pursuant to as specified, the Board of
Directors may during the Relevant Period make and
grant offers, agreements and options which might
require the H Shares relating to the exercise of the
authority thereunder being allotted and issued after
the expiry of the Relevant Period; the aggregate
nominal amount of the H Shares to be allotted or
conditionally or unconditionally agreed to be
allotted and issued [whether pursuant to the exercise
 of options or otherwise] by the Board of Directors
pursuant to the authority granted under as specified
above [excluding any shares which may be allotted and
 issued upon the conversion of the capital reserve
fund into capital in accordance with the Company Law
or the Articles of Association of the Company] shall
not exceed 20% of the aggregate nominal amount of the
 H Shares in issue as at the date of passing of this
Resolution; the Board of Directors of the Company in
exercising the mandate granted under as specified
above shall comply with the Company Law, other
applicable laws and regulations of the PRC, the
Listing Rules and the rules of the stock exchanges
and regulatory authority of the relevant places where
 the shares of the Company are listed [in each case,
as amended from time to time] and be subject to the
approval of the China Securities Regulatory
Commission and relevant authorities of the PRC;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or 12 months from the
date of passing of this resolution]; the Board of
Directors shall, subject to the relevant approvals
being obtained from the relevant authorities and to
the compliance with the Company Law and other

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JSC MMC NORILSK NICKEL
  TICKER:                NILSY           CUSIP:     46626D108
  MEETING DATE:          12/26/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: TO TERMINATE PRE-TERM THE POWERS OF THE                      ISSUER          YES          FOR               FOR
 BOARD OF DIRECTORS OF OJSC MMC NORILSK NICKEL.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JSC MMC NORILSK NICKEL
  TICKER:                NILSY           CUSIP:     46626D108
  MEETING DATE:          12/26/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #2A: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: GUERMAN R. ALIEV

PROPOSAL #2B: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: DMITRY O. AFANASYEV

PROPOSAL #2C: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: SERGEY L. BATEKHIN

PROPOSAL #2D: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: TYE WINSTON BURT

PROPOSAL #2E: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: ANDREY E. BOUGROV

PROPOSAL #2F: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: ALEXANDER S. BULYGIN

PROPOSAL #2G: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: ALEXANDER S. VOLOSHIN

PROPOSAL #2H: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: JAMES GOODWIN

PROPOSAL #2I: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: GUY DE SELLIERS DE MORANVILLE

PROPOSAL #2J: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: LUCA CORDERO DI MONTEZEMOLO

PROPOSAL #2K: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: ANDREY A. KLISHAS

PROPOSAL #2L: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: VALERY A. MATVIENKO

PROPOSAL #2M: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES          FOR               FOR
 MMC NORILSK NICKEL: BRADFORD ALLAN MILLS

PROPOSAL #2N: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: ARDAVAN MOSHIRI

PROPOSAL #2O: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: ALEXANDER POLEVOY

PROPOSAL #2P: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: MIKHAIL D. PROKHOROV

PROPOSAL #2Q: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: MAXIM M. SOKOV

PROPOSAL #2R: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: VLADISLAV A. SOLOVIEV

PROPOSAL #2S: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: VLADIMIR I. STRZHALKOVSKY

PROPOSAL #2T: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: SERGEY V. CHEMEZOV

PROPOSAL #2U: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: ANTON V. CHERNY

PROPOSAL #2V: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES          FOR               FOR
 MMC NORILSK NICKEL: JOHN GERARD HOLDEN

PROPOSAL #2W: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: HEINZ C. SCHIMMELBUSCH

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JSC MMC NORILSK NICKEL
  TICKER:                NILSY           CUSIP:     46626D108
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: TO APPROVE MMC NORILSK NICKEL'S 2008                         ISSUER          YES          FOR               FOR
ANNUAL REPORT.

PROPOSAL #02: TO APPROVE MMC NORILSK NICKEL'S 2008                         ISSUER          YES          FOR               FOR
ANNUAL ACCOUNTING STATEMENTS INCLUDING PROFIT AND
LOSS STATEMENT.

PROPOSAL #03: TO APPROVE DISTRIBUTION OF MMC NORILSK                       ISSUER          YES          FOR               FOR
NICKEL'S PROFITS AND LOSSES FOR 2008.

PROPOSAL #04: NOT TO PAY DIVIDENDS ON MMC NORILSK                          ISSUER          YES          FOR               FOR
NICKEL'S SHARES FOR THE YEAR 2008.

PROPOSAL #5A: ELECTION OF DIRECTOR: GUERMAN R. ALIEV                       ISSUER          YES        AGAINST           AGAINST
(DEPUTY GENERAL DIRECTOR OF CJSC INTERROS HOLDING
COMPANY)

PROPOSAL #5B: ELECTION OF DIRECTOR: SERGEY L.                              ISSUER          YES        AGAINST           AGAINST
BATEKHIN (DEPUTY GENERAL DIRECTOR OF CJSC INTERROS
HOLDING COMPANY)

PROPOSAL #5C: ELECTION OF DIRECTOR: ANDREY E. BOUGROV                      ISSUER          YES        AGAINST           AGAINST
 (MANAGING DIRECTOR OF CJSC INTERROS HOLDING COMPANY)

PROPOSAL #5D: ELECTION OF DIRECTOR: ALEXANDER S.                           ISSUER          YES        AGAINST           AGAINST
VOLOSHIN (CHAIRMAN OF THE BOARD OF DIRECTORS OF OJSC
MMC NORILSK NICKEL)

PROPOSAL #5E: ELECTION OF DIRECTOR: ANDREY A. KLISHAS                      ISSUER          YES        AGAINST           AGAINST
 (VICE-PRESIDENT OF CJSC INTERRORS HOLDING COMPANY)

PROPOSAL #5F: ELECTION OF DIRECTOR: VALERY V.                              ISSUER          YES        AGAINST           AGAINST
LUKYANENKO (MEMBER OF THE MANAGEMENT BOARD, HEAD OF
FIRST CORPORATE BUSINESS UNIT OJSC VTB BANK)

PROPOSAL #5G: ELECTION OF DIRECTOR: ALEXANDER POLEVOY                      ISSUER          YES        AGAINST           AGAINST
 (DEPUTY GENERAL DIRECTOR FOR FINANCES OF CJSC
INTERROS HOLDING COMPANY)

PROPOSAL #5H: ELECTION OF DIRECTOR: ANTON V. CHERNY                        ISSUER          YES        AGAINST           AGAINST
(DEPUTY GENERAL DIRECTOR FOR INVESTMENTS OF CJSC
INTERROS HOLDING COMPANY)

PROPOSAL #5I: ELECTION OF DIRECTOR: BRADFORD ALLAN                         ISSUER          YES          FOR               FOR
MILLS (EX-CEO, LONMIN PLC)

PROPOSAL #5J: ELECTION OF DIRECTOR: JOHN GERARD                            ISSUER          YES          FOR               FOR
HOLDEN (CONSULTANT OF ROCKBURY SERVICES INC.

PROPOSAL #5K: ELECTION OF DIRECTOR: VASILY N. TITOV                        ISSUER          YES        AGAINST           AGAINST
(DEPUTY PRESIDENT - CHAIRMAN OF THE MANAGEMENT BOARD
OF OJSC VTB BANK)

PROPOSAL #5L: ELECTION OF DIRECTOR: VLADIMIR I.                            ISSUER          YES        AGAINST           AGAINST
STRZHALKOVSKY (GENERAL DIRECTOR - CHAIRMAN OF THE
MANAGEMENT BOARD OF OJSC MMC NORILSK NICKEL)

PROPOSAL #5M: ELECTION OF DIRECTOR: DMITRY O.                              ISSUER          YES        AGAINST           AGAINST
AFANASYEV (PARTNER OF YAGOROV, PUGINSKY, AFANASYEV &
PARTNERS)

PROPOSAL #5N: ELECTION OF DIRECTOR: ANATOLY B. BALLO                       ISSUER          YES        AGAINST           AGAINST
(MEMBER OF THE MANAGEMENT BOARD - DEPUTY CHAIRMAN OF
STATE CORPORATION BANK FOR DEVELOPMENT AND FOREIGN
ECONOMIC AFFAIRS (VNESHECONOMBANK))

PROPOSAL #5O: ELECTION OF DIRECTOR: ALEXANDER S.                           ISSUER          YES        AGAINST           AGAINST
BULYGIN (CHAIRMAN OF THE BOARD OF DIRECTORS OF EN+

PROPOSAL #5P: ELECTION OF DIRECTOR: ARTEM O. VOLYNETS                      ISSUER          YES        AGAINST           AGAINST
 (DIRECTOR FOR STRATEGY AND CORPORATE GOVERNANCE OF
CJSC RUSAL GLOBAL MANAGEMENT B.V.)

PROPOSAL #5Q: ELECTION OF DIRECTOR: VADIM V. GERASKIN                      ISSUER          YES        AGAINST           AGAINST
 (DIRECTOR FOR RELATIONS WITH NATURAL MONOPOLIES OF
CJSC RUSAL GLOBAL MANAGEMENT B.V.)

PROPOSAL #5R: ELECTION OF DIRECTOR: MAXIM A. GOLDMAN                       ISSUER          YES        AGAINST           AGAINST
(DEPUTY DIRECTOR FOR INVESTMENTS OF A BRANCH OF JSC
RENOVA MANAGEMENT AG)

PROPOSAL #5S: ELECTION OF DIRECTOR: DMITRY V. RAZUMOV                      ISSUER          YES        AGAINST           AGAINST
 (GENERAL DIRECTOR OF ONEXIM GROUP LLC)

PROPOSAL #5T: ELECTION OF DIRECTOR: MAXIM M. SOKOV                         ISSUER          YES        AGAINST           AGAINST
(DIRECTOR, INVESTMENT MANAGEMENT, RUSAL GLOBAL
MANAGEMENT B.V.)

PROPOSAL #5U: ELECTION OF DIRECTOR: VLADISLAV A.                           ISSUER          YES        AGAINST           AGAINST
SOLOVIEV (GENERAL DIRECTOR OF EN+ MANAGEMENT LLC)

PROPOSAL #5V: ELECTION OF DIRECTOR: IGOR A. KOMAROV                        ISSUER          YES        AGAINST           AGAINST
(ADVISOR TO GENERAL DIRECTOR OF STATE CORPORATION
RUSSIAN TECHNOLOGIES)

PROPOSAL #5W: ELECTION OF DIRECTOR: ARDAVAN MOSHIRI                        ISSUER          YES        AGAINST           AGAINST
(CHAIRMAN OF THE BOARD OF DIRECTORS AT METALLOINVEST
MANAGEMENT COMPANY)

PROPOSAL #6A: TO ELECT THE MEMBER OF THE REVISION                          ISSUER          YES          FOR               FOR
COMMISSION: NATALIA V. GOLOLOBOVA (DEPUTY CHIEF
FINANCIAL OFFICER, INTEGRATED FINANCIAL SYSTEMS LLC)

PROPOSAL #6B: TO ELECT THE MEMBER OF THE REVISION                          ISSUER          YES          FOR               FOR
COMMISSION: ALEXEY A. KARGACHOV (DIRECTOR OF THE
INTERNAL CONTROL DEPARTMENT, OJSC MMC NORILSK NICKEL)

PROPOSAL #6C: TO ELECT THE MEMBER OF THE REVISION                          ISSUER          YES          FOR               FOR
COMMISSION: NATALIA N. PANPHIL (DEPUTY DIRECTOR OF
THE INTERNAL CONTROL DEPARTMENT - CHIEF OF THE
CONTROL AND REVISION DIVISION, OJSC MMC NORILSK

PROPOSAL #6D: TO ELECT THE MEMBER OF THE REVISION                          ISSUER          YES          FOR               FOR
COMMISSION: DMITRY V. PERSHINKOV (CHIEF OF THE TAX
PLANNING DIVISION OF THE ACCOUNTING, TAXATION AND
FINANCIAL REPORTING DEPARTMENT, OJSC MMC NORILSK
NICKEL)

PROPOSAL #6E: TO ELECT THE MEMBER OF THE REVISION                          ISSUER          YES          FOR               FOR
COMMISSION: TAMARA A. SIROTKINA (DEPUTY CHIEF OF THE
CLAIM ADMINISTRATION DIVISION - CHIEF OF THE
ADMINISTRATIVE AND LEGAL DISPUTES SECTOR OF THE LEGAL
 DEPARTMENT, OJSC MMC NORILSK NICKEL)

PROPOSAL #07: TO APPROVE ROSEXPERTIZA LLC AS AUDITOR                       ISSUER          YES          FOR               FOR
OF MMC NORILSK NICKEL'S 2009 RUSSIAN ACCOUNTING
STATEMENTS.

PROPOSAL #08: TO APPROVE THE NEW VERSION OF THE                            ISSUER          YES          FOR               FOR
CHARTER OF OJSC MMC NORILSK NICKEL.

PROPOSAL #09: TO APPROVE THE NEW VERSION OF THE                            ISSUER          YES          FOR               FOR
REGULATIONS ON THE BOARD OF DIRECTORS OF OJSC MMC
NORILSK NICKEL.

PROPOSAL #10: TO APPROVE THE REGULATIONS ON THE                            ISSUER          YES          FOR               FOR
MANAGEMENT BOARD OF OJSC MMC NORILSK NICKEL.

PROPOSAL #11A: 1) ESTABLISH THAT PRINCIPAL AMOUNT OF                       ISSUER          YES        AGAINST           AGAINST
REMUNERATION TO BE PAID TO INDEPENDENT DIRECTOR, 2)
ESTABLISH THAT ADDITIONAL REMUNERATION IN AMOUNT OF
USD 31,250 PER QUARTER, SHALL BE PAID, 3) ESTABLISH
PRINCIPAL AMOUNT OF REMUNERATION TO BE PAID TO
CHAIRMAN OF BOARD OF DIRECTORS IN CASE HE IS AN
INDEPENDENT DIRECTOR, SHALL BE USD 2,500,000 PER
YEAR, 4) ESTABLISH THAT AMOUNT OF ANNUAL BONUS TO BE
PAID TO A CHAIRMAN OF THE BOARD OF DIRECTORS 5)
REMUNERATION SUMS MENTIONED IN CLAUSES 1, 2, 3 AND 4
OF THIS RESOLUTION SHALL BE PAID FOR THE PERIOD FROM
JULY 1, 2009 AND TO THE DATE.

PROPOSAL #11B: 1) TO APPROVE THE INCENTIVE PROGRAM -                       ISSUER          YES        AGAINST           AGAINST
OPTION PLAN FOR INDEPENDENT DIRECTORS OF OJSC MMC
NORILSK NICKEL, (2) TO ESTABLISH THAT THE PROGRAM
SHALL BE VALID FROM JULY 1, 2009 TO JUNE 30, 2010.

PROPOSAL #12: THE VALUE OF PROPERTY BEING THE SUBJECT                      ISSUER          YES          FOR               FOR
 OF INTERRELATED TRANSACTIONS TO INDEMNIFY MEMBERS OF
 THE BOARD OF DIRECTORS AND MEMBERS OF MANAGEMENT
BOARD OF OJSC MMC NORILSK NICKEL AGAINST DAMAGES THE
AFOREMENTIONED PERSONS MAY INCUR IN THEIR RESPECTIVE
POSITIONS MENTIONED ABOVE SHALL NOT EXCEED USD
115,000,000 (ONE HUNDRED FIFTEEN MILLION US DOLLARS)
FOR EACH TRANSACTION.

PROPOSAL #13: TO APPROVE INTERRELATED TRANSACTIONS,                        ISSUER          YES          FOR               FOR
TO WHICH ALL MEMBERS OF THE BOARD OF DIRECTORS AND
MEMBERS OF THE MANAGEMENT BOARD OF OJSC MMC NORILSK
NICKEL ARE INTERESTED PARTIES, AND WHICH INVOLVE THE
OBLIGATIONS OF OJSC MMC NORILSK NICKEL TO INDEMNIFY
MEMBERS OF THE BOARD OF DIRECTORS AND MEMBERS OF THE
MANAGEMENT BOARD OF OJSC MMC NORILSK NICKEL AGAINST
DAMAGES THE AFOREMENTIONED PERSONS MAY INCUR IN THEIR
 RESPECTIVE POSITIONS MENTIONED ABOVE, SHALL NOT
EXCEED USD 115,000,000 (ONE HUNDRED FIFTEEN MILLION
US DOLLARS) FOR EACH SUCH PERSON.

PROPOSAL #14: TO ESTABLISH THAT THE VALUE OF SERVICES                      ISSUER          YES          FOR               FOR
 INVOLVING LIABILITY INSURANCE FOR MEMBERS OF THE
BOARD OF DIRECTORS AND MEMBERS OF THE MANAGEMENT
BOARD OF OJSC MMC NORILSK NICKEL WITH LIABILITY
LIMITED TO USD 150,000,000 (ONE HUNDRED FIFTY MILLION
 US DOLLARS) AND ADDITIONAL INSURANCE COVERAGE LIMIT
OF USD 50,000,000 (FIFTY MILLION US DOLLARS) SHALL
NOT EXCEED USD 1,200,000 (ONE MILLION TWO HUNDRED
THOUSAND US DOLLARS).

PROPOSAL #15: TO APPROVE THE TRANSACTION, TO WHICH                         ISSUER          YES          FOR               FOR
ALL MEMBERS OF THE BOARD OF DIRECTORS AND MEMBERS OF
THE MANAGEMENT BOARD ARE INTERESTED PARTIES,
INVOLVING LIABILITY INSURANCE FOR MEMBERS OF THE
BOARD OF DIRECTORS AND MEMBERS OF THE MANAGEMENT
BOARD WHO WILL BE BENEFICIARY PARTIES TO TRANSACTION
BY RUSSIAN INSURANCE COMPANY, FOR THE ONE-YEAR TERM
WITH LIABILITY LIMITED TO USD 150,000,000 (ONE
HUNDRED FIFTY MILLION US DOLLARS) AND ADDITIONAL
INSURANCE COVERAGE LIMIT OF USD 50,000,000, (FIFTY
MILLION US DOLLARS) AND WITH PREMIUM TO INSURER NOT
EXCEEDING USD 1,200,000.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KAZAKHMYS PLC, LONDON
  TICKER:                N/A             CUSIP:     G5221U108
  MEETING DATE:          7/9/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the proposed acquisition by the                      ISSUER          YES          FOR               FOR
 Company of 98,607,884 shares in ENRC PLC [the
Acquisition] as specified pursuant to the terms and
subject to the conditions of the agreements dated 10
JUN 2008 between the Company and the Government of
Kazakhstan [the Acquisition Agreement] and authorize
the Directors of the Company to do all such acts and
things and execute all such deeds and documents as
they may in their absolute discretion consider
necessary and/or desirable in order to implement and
complete the acquisition in accordance with the terms
 described in the Acquisition Agreement, subject to
such immaterial amendments or variations thereto as
the Directors of the Company may in their absolute
discretion think fit

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KB FINANCIAL GROUP INC
  TICKER:                N/A             CUSIP:     Y46007103
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve to change the Articles of                            ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #3.: Elect the External Directors                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect the External Directors who is                          ISSUER          YES          FOR               FOR
Audit Committee

PROPOSAL #5.: Approve the remuneration limit for the                       ISSUER          YES          FOR               FOR
Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KDDI CORPORATION
  TICKER:                N/A             CUSIP:     J31843105
  MEETING DATE:          6/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to :Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Amend the Compensation to be received                        ISSUER          YES          FOR               FOR
by Corporate Auditors

PROPOSAL #6.: Approve Payment of Bonuses to Corporate                      ISSUER          YES          FOR               FOR
 Officers

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KIRIN HOLDINGS COMPANY,LIMITED
  TICKER:                N/A             CUSIP:     497350108
  MEETING DATE:          3/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend the Articles of Incorporation                          ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve Payment of Bonuses to Corporate                      ISSUER          YES          FOR               FOR
 Officers

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KONINKLIJKE AHOLD NV
  TICKER:                N/A             CUSIP:     N0139V142
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.: Report of the Corporate Executive Board                      ISSUER          NO           N/A               N/A
 for financial year 2008

PROPOSAL #3: Explanation of policy on additions to                         ISSUER          NO           N/A               N/A
reserves and dividend

PROPOSAL #4.: Adopt the 2008 financial statements                          ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the dividend over financial                          ISSUER          YES          FOR               FOR
year2008

PROPOSAL #6.: Grant discharge of liability of the                          ISSUER          YES          FOR               FOR
Members of the Corporate Executive Board

PROPOSAL #7.: Grant discharge of liability of the                          ISSUER          YES          FOR               FOR
Members of the Supervisory Board

PROPOSAL #8.: Appoint Mr. L Benjamin as a Member of                        ISSUER          YES          FOR               FOR
the Corporate Executive Board, with effect from 28
APR 2009

PROPOSAL #9.: Appoint Mrs. S.M. Shern for a new term                       ISSUER          YES          FOR               FOR
as a Member of the Supervisory Board, with   effect
from 28 APR 2009

PROPOSAL #10.: Appoint Mr. D.C. Doijer for a new term                      ISSUER          YES          FOR               FOR
 as a Member of the Supervisory Board, with effect
from 28 APR 2009

PROPOSAL #11.: Appoint Mr. B.J Noteboom as a Member                        ISSUER          YES          FOR               FOR
of the Supervisory Board, with effect from 28 APR 2009

PROPOSAL #12.: Appoint Deloitte as the Accountants                         ISSUER          YES          FOR               FOR
B.V. as a External Auditors of the Company for
financial year 2009

PROPOSAL #13.: Authorize the Corporate Executive                           ISSUER          YES          FOR               FOR
Board for a period of 18 months, that is until and
including 28 OCT 2010 to issue common shares or grant

PROPOSAL #14.: Authorize the Corporate Executive                           ISSUER          YES          FOR               FOR
Board for a period of 18 months, that is until and
including 28 OCT 2010 to restrict or exclude

PROPOSAL #15.: Authorize the Corporate Executive                           ISSUER          YES          FOR               FOR
Board for a period of 18 months, that is until and
including 28 OCT 2010 to acquire shares

PROPOSAL #16.: Approve to cancel common shares in the                      ISSUER          YES          FOR               FOR
 share capital of the Company held or to be acquired
by the Company

PROPOSAL #17.: Closing                                                     ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KOOKMIN BANK, SEOUL
  TICKER:                N/A             CUSIP:     Y4822W100
  MEETING DATE:          8/25/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Stock Exchange Plan to                           ISSUER          YES        ABSTAIN           AGAINST
establish a holding Company

PROPOSAL #2.: Approve the amendment of Articles in                         ISSUER          YES        ABSTAIN           AGAINST
the endowment of stock option

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LAGARDERE SCA, PARIS
  TICKER:                N/A             CUSIP:     F5485U100
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: The shareholders meeting, having                            ISSUER          YES          FOR               FOR
considered the reports of the Gerance, Supervisory
Board and the Auditors, approves the Company's
Financial Statements for the YE 31 DEC 2008, as
presented and showing income of EUR 491,335,219.23.
Accordingly, the shareholders' meeting gives
permanent discharge to the Gerance for the
performance of its duty during the said FY

PROPOSAL #O.2: The shareholders meeting, having heard                      ISSUER          YES          FOR               FOR
 the reports of the Gerance, Supervisory Board and
the Auditors, approves the Consolidated financial
statements for the said FY, in the form presented to
the meeting and showing net consolidated profits
group share of EUR 593,000,000.00

PROPOSAL #O.3: The shareholders meeting records                            ISSUER          YES          FOR               FOR
that:- the earnings for the FY are of EUR
491,335,219.23, plus the positive retained earnings
of EUR 749,598,810.17, represent a distributable
income of EUR 1,240,934,029.40; Dividends : EUR
5,933,060.00. The shareholders will receive a net
dividend of EUR 1.30 per share. It will entitle to
the 40 deduction provided by the French Tax Code.
This dividend will be paid as from 07 MAY 2009. As
required by Law, it is reminded that, for the last
three FY, the dividends paid, were as follows: EUR:
1.10 for FY 2005, entitled to the deduction, EUR 1.20
 for FY 2006, entitled to the deduction, EUR 1.30 for
 FY 2007, entitled to the deduction

PROPOSAL #O.4: The shareholders' meeting, after                            ISSUER          YES          FOR               FOR
hearing the special report of the Auditors on
agreements governed by Article L.226-10 of the French
 Commercial Code, approves said report and that no
new agreement was entered into during the last FY

PROPOSAL #O.5: The shareholders' meeting authorizes                        ISSUER          YES          FOR               FOR
the Gerance to buy back the Company's shares on the
open market, subject to the conditions described be
low: maximum purchase price: EUR 60.00, maximum
number of shares to be acquired: 10% of the share
capital, maximum funds invested in the share
buybacks: EUR 500,000,000.00. The number of shares
acquired by the Company with a view to their
retention or their subsequent delivery in payment or
exchange as part of a merger, divestment or capital
contribution cannot exceed 5% of its capital. This
authorization is given for an 18-month period. It
supersedes the authorization granted by the
shareholders' meeting of 27 APR 2007. The
shareholders' meeting delegates all powers to the
Gerance to take all necessary measures and accomplish

PROPOSAL #E.6: The shareholders' meeting authorizes                        ISSUER          YES          FOR               FOR
the Gerance to increase on one or more occasions, in
France or abroad, the share capital, by issuance of
debt securities giving access to debt securities and,
 or to a quota lot of the capital to be issued, of
Companies other than Lagardere Sca. The nominal
amount of debt securities issued shall not exceed EUR
 2,500,000,000.00. The present delegation is given
for a 26-month period, it supersedes the delegation
granted by the shareholders' meeting of 27 APR 2007.
The shareholders' meeting delegates all powers to the
 Gerance to take all necessary measures and
accomplish all necessary formalities

PROPOSAL #E.7: The shareholders' meeting authorizes                        ISSUER          YES          FOR               FOR
the Gerance to increase on one or more occasions, in
France or abroad, the share capital by issuance, with
 the shareholders' preferred subscription rights
maintained, of ordinary shares of the company or any
other securities giving access to the Company's
capital. The maximal nominal amount of capital
increases to be carried out under this delegation of
authority shall not exceed EUR 300,000,000.00 [37.50
% of the capital]. The nominal amount of debt
securities issued shall not exceed EUR
2,500,000,000.00. The present delegation is given for
 a 26-month period. It cancels and supersedes the
delegation granted by the shareholders' meeting of 27
 APR 2007. The shareholders' meeting delegates all
powers to the Gerance Totake all necessary measures
and accomplish all necessary formalities

PROPOSAL #E.8: The shareholders' meeting authorizes                        ISSUER          YES          FOR               FOR
the Gerance to increase on one or more occasions, in
France or abroad, the share capital by issuance of
the company or any other securities giving access to
the Company's capital. The maximal nominal amount of
capital increases to be carried out under this
delegation of authority shall not exceed EUR
200,000,000.00 [25% of the capital] and shall not
exceed EUR 150,000,000.00 [18.75 % of the capital] in
 the event of issuance without priority right. The
nominal amount of debt securities issued shall not
exceed EUR 2,500,000,000.00. The present delegation
is given for a 26-month period. It cancels and
supersedes the delegation granted by the
shareholders' meeting of 27 APR 2007. The
shareholders' meeting delegates all powers to the
Gerance to take all necessary measures and accomplish

PROPOSAL #E.9: The shareholders' meeting authorizes                        ISSUER          YES          FOR               FOR
the Gerance when it notes an excess demand in the
event of an issuance of securities decided by virtue
of the delegations aim of the previous resolutions,
to increase the number of securities to be issued
within 30 days of the closing of the subscription
period, up to a maximum of 15 % of the initial issue
and within the limit of the ceilings foreseen in said
 resolutions and at the same price as the initial

PROPOSAL #E.10: The shareholders' meeting authorizes                       ISSUER          YES        AGAINST           AGAINST
the Gerance: authorizes the Gerance to increase the
share capital, on one or more occasions, by a maximum
 nominal amount of EUR 300,000,000.00 [37.50% of the
capital], by issuance of shares or securities giving
access to the Company's capital, in consideration for
 securities tendered in a public exchange offer or to
 a combined offer concerning the shares of another
quoted company [in accordance with Articles L.225-
129-2, L.228-92 and L.225-148 of the French
Commercial Code]. Authorizes the Gerance to increase
the share capital, on one or more occasions, by a
maximum nominal amount of EUR 80,000,000.00, by
issuance shares and securities giving access to the
Company's capital in consideration for the
contributions in kind granted to the Company and
comprised of capital securities or securities giving
access to share capital of another company [the
Article L.225-148 of the French Commercial code does
not apply] decides to cancel the shareholders'
preferential subscription rights for the said
securities decides that the nominal amount of debts
securities issued shall not exceed EUR
2,500,000,000.00. This delegation is granted for a
26-month period. It supersedes delegation granted by
the shareholders' meeting of 27 APR 2007. The
shareholders' meeting delegates all powers to the
Gerance to take all necessary measures and accomplish

PROPOSAL #E.11: Consequently to the adoption of                            ISSUER          YES          FOR               FOR
Resolutions 7, 8, 9 and 10, the shareholders' meeting
 decides: that the overall nominal amount pertaining
to the capital increases to be carried out with the
use of the authorizations given by the resolutions
mentioned above shall not exceed EUR 300,000,000.00,
i.e. 37.50% of the capital [the premiums not being
included], the nominal maximum amount of the issues
of debt securities to be carried out with the use of
the authorizations given by the resolutions mentioned
 above shall not exceed EUR 2,500,000,000.00

PROPOSAL #E.12: The shareholders' meeting authorizes                       ISSUER          YES          FOR               FOR
the Gerance to increase the share capital, in one or
more occasions, by a maximum nominal amount of EUR
300,000,000.00 [37.50 % of the capital], by way of
capitalizing reserves and, or profits, premiums, by
issuing bonus shares or raising the par value of
existing capital securities, or by a combination of
these methods. This delegation is given for a 26-
month period. It cancels and supersedes the
delegation granted by the shareholders' meeting of 27
 APR 2007. The shareholders' meeting delegates all
powers to the Gerance to take all necessary measures
and accomplish all necessary formalities

PROPOSAL #E.13: The shareholders' meeting authorizes                       ISSUER          YES          FOR               FOR
the Gerance to increase the share capital, on one or
more occasions, at its sole discretion, by issuing
ordinary shares in favor of the employees of the
Group Lagardere who are members of a Company Savings
Plan. This delegation is given for a 38-month period
and for a total number of shares that shall not
exceed 3% of the share capital. It supersedes the
delegation granted by the shareholders' meeting of 27
 APR 2007. The shareholders' meeting decides to
cancel the shareholders' preferential subscription
rights in favor of the beneficiaries mentioned above.
 The shareholders' meeting delegates all powers to
the Gerance to take all necessary measures and
accomplish all necessary formalities

PROPOSAL #E.14: The shareholders' meeting authorizes                       ISSUER          YES        AGAINST           AGAINST
the Gerance to grant, for free, on one or more
occasions, Company's shares, in favor of the
employees and the executive officers of the Company
and related Companies. They may not represent more
than 0.5% of the share capital. The present
delegation is given for a 38-month period. It cancels
 and supersedes the delegation granted by the
shareholders' meeting of 27 APR 2007. The
shareholders' meeting decides to cancel the
shareholders' preferential subscription rights in
favor of the beneficiaries mentioned above. The
shareholders' meeting delegates all powers to the
Gerance to take all necessary measures and accomplish

PROPOSAL #E.15: The shareholders' meeting authorizes                       ISSUER          YES        AGAINST           AGAINST
the Gerance to grant, in one or more transactions, to
 officers and to employees of the Company and related
 Companies, options giving the right either to
subscribe for new shares in the company to be issued
through a share capital increase, or to purchase
existing shares purchased by the Company, it being
provided that the options shall not give rights to a
total number of shares, which shall exceed 1.5% of
the share capital. The present authorization is
granted for a 38-month period. It supersedes the
authorization granted by the shareholders' meeting of
 27 APR 2007. The shareholders' meeting decides to
cancel the shareholders' preferential subscription
rights in favor of the beneficiaries mentioned above.
 The shareholders' meeting delegates all powers to
the Gerance to take all necessary measures and
accomplish all necessary formalities

PROPOSAL #E.16: Consequently to the adoption of                            ISSUER          YES          FOR               FOR
Resolutions 13, 14 and 15, the shareholders' meeting
resolves that the number of shares to be granted,
subscribed and, or purchased each year by the
employees and officers of the Company and related
Companies, shall not exceed 3% of the number of
shares comprising the share capital

PROPOSAL #E.17: The shareholders' meeting authorizes                       ISSUER          YES          FOR               FOR
the Gerance to reduce the share capital, on one or
more occasions, by canceling all or part of the
shares held by the Company in connection with stock
repurchase plans, up to a maximum of 10% of the share
 capital over a 24 month period. This delegation is
given for a 4-year period. It supersedes the
delegation granted by the shareholders' meeting of 10
 MAY 2005. The shareholders' meeting delegates all
powers to the Gerance to take all necessary measures
and accomplish all necessary formalities

PROPOSAL #E.18: The shareholders' meeting grants full                      ISSUER          YES          FOR               FOR
 powers to the bearer of an original, a copy or
extract of the minutes of this meeting to carry out
all filings, publications and other formalities
prescribed by Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LLOYDS BANKING GROUP PLC, EDINBURGH
  TICKER:                N/A             CUSIP:     G5542W106
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and accounts                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the Directors remuneration                           ISSUER          YES          FOR               FOR
report
PROPOSAL #3.a: Elect Ms. C.J. McCall as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #3.b: Elect Mr. T.T. Ryan Jr. as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.c: Elect Mr. M.A. Scicluna as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.d: Elect Mr. T.J.W. Tookey as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.e: Elect Mr. Anthony Watson as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #4.a: Re-elect Sir Victor Blank as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #4.b: Re-elect Mr. A.G. Kane as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #4.c: Re-elect Lord Leitch as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-appoint the Auditors                                      ISSUER          YES          FOR               FOR

PROPOSAL #6.: Grant authority to set the remuneration                      ISSUER          YES          FOR               FOR
 of the Auditors

PROPOSAL #7.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
share capital

PROPOSAL #8.: Authorize the Directors to allot shares                      ISSUER          YES          FOR               FOR

PROPOSAL #S.9: Authorize the Directors to issue                            ISSUER          YES          FOR               FOR
shares for cash

PROPOSAL #S.10: Authorize the Company to purchase its                      ISSUER          YES          FOR               FOR
 ordinary shares

PROPOSAL #S.11: Authorize the Company to purchase its                      ISSUER          YES          FOR               FOR
 preference shares

PROPOSAL #S.12: Amend the Articles of Association                          ISSUER          YES          FOR               FOR

PROPOSAL #S.13: Approve the notice period for general                      ISSUER          YES          FOR               FOR
 meetings

PROPOSAL #S.14: Grant authority relating to political                      ISSUER          YES          FOR               FOR
 donations or expenditure

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LLOYDS BANKING GROUP PLC, EDINBURGH
  TICKER:                N/A             CUSIP:     G5542W106
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
share capital of the Company and Authorize the
Directors to allot shares to be issued pursuant to
the placing and Compensatory Open offer

PROPOSAL #2.: Approve a general increase in the                            ISSUER          YES          FOR               FOR
authorized share capital of the Company and generally
 authorize the Directors to allot new shares

PROPOSAL #3.: Approve the placing and compensatory                         ISSUER          YES          FOR               FOR
open offer and HMT preference share redemption as a
related party transaction, pursuant to the Listing
Rules

PROPOSAL #4.: Grant authority for the Rule 9 waiver                        ISSUER          YES          FOR               FOR
granted by the Panel in relation to the acquisition
of shares by HM Treasury

PROPOSAL #S.5: Authorize the Directors to allot                            ISSUER          YES          FOR               FOR
shares for cash on a non preemptive basis pursuant to
 the placing and compensatory open offer

PROPOSAL #S.6: Approve to provide the Directors with                       ISSUER          YES          FOR               FOR
a general authority to allot shares for cash on a non
 preemptive basis

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LLOYDS TSB GROUP PLC, EDINBURGH
  TICKER:                N/A             CUSIP:     G5542W106
  MEETING DATE:          11/19/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the acquisition by the Company                       ISSUER          YES          FOR               FOR
[or one or more of its subsidiaries] of HBOS plc
[HBOS] [the Acquisition] to be effected pursuant to a
 scheme of arrangement [the scheme] under sections
895 to 899 of the Companies Act 2006 [the Act] or
takeover offer [the Offer] made by or on behalf of
the Company, substantially on the terms and subject
to the conditions, as specified, outlining the
Acquisition and authorize the Directors of the
Company [or any duly constituted committee thereof]
[the Board], to take all such steps as the Board
considers to be necessary or desirable in connection
with, and to implement, the acquisition [including in
 respect of options granted in relation to HBOS
securities] and to agree such modifications,
variations, revisions, waivers, extensions or
amendments to any of the terms and conditions of the
Acquisition, and/or to any documents relating
thereto, as they may in their absolute discretion

PROPOSAL #2.: Approve, subject to and conditional                          ISSUER          YES          FOR               FOR
upon the Acquisition becoming unconditional [save for
 any conditions relating to: i) the delivery of the
order of the Court of Sessions in Edinburgh
confirming the reduction of capital in HBOS to the
Registrar of Companies in Scotland [the Court
Sanction]; ii) the admission of the ordinary shares
of 25 pence each in the Company to be issued pursuant
 to the Acquisition becoming effective in accordance
with the Listing Rules, or as appropriate, the UK
Listing Authority and the London Stock Exchange
agreeing to admit such shares to the Official List
and to trading on the main market of the London Stock
 Exchange respectively [Admission]], that the waiver
granted by the Panel on Takeovers and Mergers on the
Commissioners of Her Majesty's Treasury or their
nominees [HM Treasury] to make a general offer to
ordinary shareholders for all of the issued ordinary
shares in the capital of the Company held by them as
a result of the issue to HM Treasury of up to
7,123,501,749 ordinary shares in the Company pursuant
 to the Placing and Open Offer Agreement [as
specified], and the following completion of the
Acquisition, representing a maximum of 43.5% of the

PROPOSAL #3.: Approve, subject to and conditional                          ISSUER          YES          FOR               FOR
upon 1) the Acquisition becoming unconditional [save
for any conditions relating to the Court Sanction,
Registration or Admission] and 2) the placing and
open offer agreement entered into among the Company,
Citigroup Global Markets Limited, Citigroup Global
Markets U.K. Equity Limited, Merrill Lynch
International, UBS Limited and HM Treasury and
effective as of 13 OCT 2008 [the Placing and Open
Offer Agreement] [as specified] not having been
terminated in accordance with its terms before the
delivery of the order of the Court of Session in
Edinburgh sanctioning the Scheme: to increase the
authorized share capital of the Company from an
aggregate of GBP 1,791,250,000, USD 40,000,000, EUR
40,000,000 and CNY 1,250,000,000 to GBP
5,675,477,055, USD 40,000,000, EUR 1,250,000,000 by
the creation of 14,911,908,221 new ordinary shares of
 25 pence each, such shares forming one class with
the then existing ordinary shares and having attached
 thereto the respective rights and privileges and
being subject to the limitations and restrictions set
 out in the Company's Articles of Association [the
Articles] and the creation of 625,000,000 new
preference shares of 25 pence each, such shares
having attached thereto the respective rights and
privileges and being subject to the limitations and
restrictions as may be determined by the Board or
otherwise in accordance with Article 3.3 of the
Articles; and authorize the Board, in substitution
for all previous existing authorities and pursuant to
 and in accordance with Section 80 of the Companies
Act 1985 [the 1985 Act], to allot relevant securities
 created pursuant to this resolution credited as
fully paid, with authority to deal with fractional
entitlements arising out of such allotments as it
thinks fit and to take all such allotment, to an
aggregate nominal amount of GBP 3,884,227,055, USD
39,750,000, EUR 40,000,000 and CNY 1,250,000,000;
[Authority expires the earlier of the conclusion of
the AGM in 2009 or 07 AUG 2009]; and the Board may
allot relevant securities after the expiry of this
authority in pursuance of such an offer or agreement

PROPOSAL #4.: Approve, conditional upon the passing                        ISSUER          YES          FOR               FOR
of the Ordinary Resolution 3, pursuant to Article 122
 of the Articles, upon the recommendation of the
Board an amount out of the sums standing to the
credit of any of the Company's share premium amount
standing to the credit of such reserves, as the Board
 may at its discretion determine, be capitalized,
being such amount as the Board may determine for the
purpose of paying up new ordinary shares and
authorize the Board to apply such amount in paying up
 the new ordinary shares and to take all such other
steps as it may deem necessary, expedient or
appropriate to implement such capitalization

PROPOSAL #5.: Approve, for the purpose if Article 76                       ISSUER          YES          FOR               FOR
of the Articles, the ordinary remuneration of the
Directors of the Company, to be divisible among them
shall be a sum not exceeding GBP 1,000,000 in any year

PROPOSAL #6.: Authorize the Company, subject to and                        ISSUER          YES          FOR               FOR
conditional upon the Acquisition becoming
unconditional [save for any conditions relating to
the Court Sanction, Registration or Admission], for
the purpose of Section 166 of the 1985 Act to make
market purchases [Section 163(3) of the 1985 Act] of
i) the GBP 1,000,000,000 fixed to Floating Callable
Non-Cumulative Preference Shares [the New Preference
Shares] to be issued by the Company to HM Treasury
pursuant to the preference share subscription
agreement entered into with effect from 13 OCT 2008
by the Company and HM treasury and ii) the preference
 shares to be issued by the Company in exchange for
the GBP 3,000,000,000 fixed to Floating Callable Non-
Cumulative Preference shares to be issued by HBOS to
HM Treasury pursuant to the preference share
subscription agreement entered into with effect from
13 OCT 2008 by HBOS and HM Treasury pursuant to the
proposed scheme of arrangement under Sections 895 to
899 of the Act between HBOS and relevant classes of
holders of preference shares in HBOS [together with
the New Preference Shares, the Preference Shares], up
 to an maximum number of preference shares which may
be purchased is 4,000,000 at a minimum price of 25
pence per each preference share [exclusive of
expenses] and the maximum price which may be paid for
 the each preference share is an amount equal to 120%
 of the liquidation preference of the Preference
Shares; [Authority expires at the end of an 18 month
period] [except in relation to the purchase of
Preference Shares the contract for which are
concluded before such expiry and which are executed
wholly or partially after such expiry]

PROPOSAL #S.7: Approve, in place of all existing                           ISSUER          YES          FOR               FOR
powers, to renew the power conferred on the Board by
Article 9.3 of the Articles for the period ending on
the day of the Company's AGM in 2009 or on 07 AUG
2009, which ever is earlier and for that period the
relevant Section 89 amount [for the purpose of
Article 9.3 and 9.5 of the Articles] shall be GBP
205,577,100 if ordinary resolution 3 is passed
[equivalent to 822,308,400 ordinary shares of 25
pence each in the capital of the Company] or GBP
75,647,511 if Ordinary Resolution 3 is rejected
[equivalent to 302,590,044 ordinary shares of 25
pence each in the capital of the Company]

PROPOSAL #S.8: Approve, subject to and conditional                         ISSUER          YES          FOR               FOR
upon the Acquisition becoming unconditional [save for
 any conditions relating to the Court Sanction,
Registration or Admission] to change the name of the
Company to Lloyds Banking Group plc

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LONZA GROUP AG
  TICKER:                N/A             CUSIP:     H50524133
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the consolidated financial                           ISSUER          YES          FOR               FOR
statements of Lonza group for 2008 and report of the
Group Auditors

PROPOSAL #2.: Approve the annual activity report and                       ISSUER          YES          FOR               FOR
financial statements for 2008 and report of the
Statutory Auditors

PROPOSAL #3.: Approve the appropriation of available                       ISSUER          YES          FOR               FOR
earnings and payment of a dividend of CHF 1.75 per
share on the share capital eligible for dividend of
CHF 47,786,300

PROPOSAL #4.: Ratify the acts of the Members of the                        ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #5.: Amend the Articles 4 of the Articles of                      ISSUER          YES          FOR               FOR
 Association as specified

PROPOSAL #6.1: Re-elect Mr. Dame Julia Higgins to the                      ISSUER          YES          FOR               FOR
 Board of Directors for a 1 year term

PROPOSAL #6.2: Re-elect Mr. Patrick Aebischer to the                       ISSUER          YES          FOR               FOR
Board of Directorsfor a 1 year term

PROPOSAL #6.3: Re-elect Mr. Gerhard Mayr to the Board                      ISSUER          YES          FOR               FOR
 of Directors for a 1 year term

PROPOSAL #6.4: Re-elect Mr. Rolf Soiron to the Board                       ISSUER          YES          FOR               FOR
of Directors for a 1 year term

PROPOSAL #6.5: Re-elect Sir Richard Sykes to the                           ISSUER          YES          FOR               FOR
Board of Directors for a 1 year term

PROPOSAL #6.6: Re-elect Mr. Peter Wilden to the Board                      ISSUER          YES          FOR               FOR
 of Directors for a 1 year term

PROPOSAL #6.7: Elect Mr. Frits Van Dijk to the Board                       ISSUER          YES          FOR               FOR
of Directors for a 1 year term

PROPOSAL #7.: Re-elect KPMG Ltd, Zurich as the                             ISSUER          YES          FOR               FOR
Statutory Auditors and also to act as Group Auditors
for the FY 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LVMH MOET HENNESSY LOUIS VUITTON, PARIS
  TICKER:                N/A             CUSIP:     F58485115
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements and                        ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #O.2: Approve to accept the consolidated                          ISSUER          YES          FOR               FOR
financial statements and statutory reports

PROPOSAL #O.3: Approve the Auditors' special report                        ISSUER          YES        AGAINST           AGAINST
regarding related-party transactions

PROPOSAL #O.4: Approve the allocation of income and                        ISSUER          YES          FOR               FOR
dividends of EUR 1.60 per share

PROPOSAL #O.5: Re-elect Mr. Antoine Arnault as a                           ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #O.6: Re-elect Mr. Antoine Bernheim as a                          ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #O.7: Re-elect Mr. Albert Frere as a Director                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #O.8: Re-elect Mr. Pierre Gode as a Director                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #O.9: Re-elect Mr. Lord Powell of Bayswater                       ISSUER          YES        AGAINST           AGAINST
as a Director

PROPOSAL #O.10: Elect Mr. Yves-Thilbaut De Silguy as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #O.11: Grant authority to repurchase of up                        ISSUER          YES          FOR               FOR
to 10% of issued share capital

PROPOSAL #E.12: Approve the reduction in share                             ISSUER          YES          FOR               FOR
capital via cancellation of repurchased shares

PROPOSAL #E.13: Grant authority the issuance of                            ISSUER          YES          FOR               FOR
equity or equity-linked securities with preemptive
rights up to aggregate nominal amount of EUR 50

PROPOSAL #E.14: Grant authority the issuance of                            ISSUER          YES        AGAINST           AGAINST
equity or equity-linked securities without preemptive
 rights up to aggregate nominal amount of EUR 50
million, with the possibility not to offer them to
the public for an amount representing 20% per year

PROPOSAL #E.15: Approve the frame of the issuances to                      ISSUER          YES        AGAINST           AGAINST
 be decided by virtue of Resolutions 13 and 14, to
increase the number of securities to be issued set
forth in the issuance, in the event of an excess
demand, may be increased within the limit of the
ceiling set forth in the said resolutions

PROPOSAL #E.16: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
issue shares or any securities giving access to the
Company's share capital, or giving right, in the case
 where the equity issued is a share, to the debt
securities, in consideration for securities tendered
in a public exchange offer concerning the shares of
another Company; [Authority expires for a 26-month
period]; the maximal nominal amount of capital
increases to be carried out under this delegation of
authority shall not exceed EUR 50,000,000.00; the
nominal amount of all capital increase carried out,
or to be carried out under the delegations of the
Resolutions 13, 14 and, or 17 shall count against the
 overall value set forth in the present delegation;
to take all necessary measures and accomplish all
necessary formalities; this authorization supersedes
the 1 granted by the combined shareholders' meeting
of 10 MAY 2007

PROPOSAL #E.17: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase, on 1 and more occasions, the share capital,
 up to 10% of the share capital, by way of issuing
shares or securities giving access to the capital or
giving right, in the case where the first equity
issued is a share, to a debt security, in
consideration for the contributions in kind granted
to the Company and comprised of capital securities or
 securities giving access to share capital;
[Authority expires for a 26-month]; to take all
necessary measures and accomplish all necessary
formalities; this authorization supersedes the 1
granted by the shareholders' meeting 10 MAY 2007

PROPOSAL #E.18: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
grant, in 1 or more transactions, in favor of
employees or executives of the Company and related
Companies, options giving the right either to
subscribe for new shares in the Company to be issued
through a share capital increase, or to purchase
existing shares purchased by the Company, it being
provided that the options shall not give rights to a
total numbers of shares, which shall exceed 3% of the
 share capital; [Authority expires for a 38-month
period]; to take all necessary measures and
accomplish all necessary formalities; this
authorization supersedes the 1 granted by the
shareholders' meeting of 11 MAY 2006

PROPOSAL #E.19: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the capital on 1 or more occasions, in
France or abroad, by a maximum nominal amount which
shall not exceed 3% of the share capital, in favor of
 employees of the Company and related Companies, who
are members of the Company Savings Plan; [Authority
expires for a 26-month period]; to take all necessary
 measures and accomplish all necessary formalities;
the shareholders' meeting decided to cancel the
shareholders' preferential subscription rights in
favor of the said employees; this authorization
supersedes the 1 granted by the combined
shareholders' meeting of 15 MAY 2008

PROPOSAL #E.20: Amend item 2 of Articles 11 'Board of                      ISSUER          YES          FOR               FOR
 Directors' and 23 'General Meetings' of the By-Laws
in order to take into account the new Clauses in
accordance with the Law 2008-776 of 04 AUG 2008, know
 as the French Act of Economy Modernization

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MACQUARIE AIRPORTS
  TICKER:                N/A             CUSIP:     Q6077P119
  MEETING DATE:          10/17/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, for all purposes including for                      ISSUER          YES          FOR               FOR
 the purposes of ASX Listing Rule 10.1, the Sale
Transaction with MEIF3, subject to the approval of
MAL and MAT 2 in the same or substantially the same
terms as this resolution

PROPOSAL #2.: Approve the buy-back of up to AUD 1                          ISSUER          YES          FOR               FOR
billion of MAp securities in the 12 month period from
 the later of the Completion Date and the
implementation of the TICKETS defeasance, subject to
the approval of Resolution 1 and the approval of the
Members of MAL and MAT 2 in the same or substantially
 the same terms as this resolution

PROPOSAL #1.: Approve, for all purposes including for                      ISSUER          YES          FOR               FOR
 the purposes of ASX Listing Rule 10.1, the Sale
Transaction with MEIF3, subject to the approval of
MAT 1 and MAL in the same or substantially the same
terms as this resolution

PROPOSAL #2.: Approve the buy-back of up to AUD 1                          ISSUER          YES          FOR               FOR
billion of MAp securities in the 12 month period from
 the later of the Completion Date and the
implementation of the TICKETS defeasance, subject to
the approval of Resolution 1 and the approval of the
Members of MAT 1 and MAL in the same or substantially
 the same terms as this resolution

PROPOSAL #1.: Approve, for all purposes including for                      ISSUER          YES          FOR               FOR
 the purposes of ASX Listing Rule 10.1, the Sale
Transaction with MEIF3, subject to the approval of
MAT 1 and MAT 2 in the same or substantially the same
 terms as this resolution

PROPOSAL #2.: Approve the buy-back of up to AUD 1                          ISSUER          YES          FOR               FOR
billion of MAp securities in the 12 month period from
 the later of the Completion Date and the
implementation of the TICKETS defeasance, subject to
the approval of Resolution 1 and the approval of the
Members of MAT 1 and MAT 2 in the same or
substantially the same terms as this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MACQUARIE AIRPORTS
  TICKER:                N/A             CUSIP:     Q6077P119
  MEETING DATE:          5/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Mr. Max Moore-Wilton as a                           ISSUER          YES          FOR               FOR
Director of MAML by its shareholders

PROPOSAL #2.: Amend Clause 21. 4[q] of the MAT 1                           ISSUER          YES          FOR               FOR
Constitution and replace it, as specified

PROPOSAL #1.: Re-elect Mr. Max Moore-Wilton as a                           ISSUER          YES          FOR               FOR
Director of MAML by its shareholders

PROPOSAL #2.: Amend Clause 21. 4[q] of the MAT 2                           ISSUER          YES          FOR               FOR
Constitution and replace it, as specified

PROPOSAL #1.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditors of the Company and authorize the
Directors to determine their remuneration

PROPOSAL #2.: Re-elect Mr. Stephen Ward as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #3.: Re-elect Ms. Sharon Beesley as a                             ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #S.4: Amend the Bye-Laws 56[a] and 56[g] of                       ISSUER          YES          FOR               FOR
the Company, as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MAN GROUP PLC, LONDON
  TICKER:                N/A             CUSIP:     G5790V156
  MEETING DATE:          7/10/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors' and the                               ISSUER          YES          FOR               FOR
Auditors' reports and the financial statements for
the YE 31 MAR 2008

PROPOSAL #2.: Approve the remuneration report of the                       ISSUER          YES          FOR               FOR
Directors contained in the annual report 2008 document

PROPOSAL #3.: Declare a final dividend on the                              ISSUER          YES          FOR               FOR
ordinary shares

PROPOSAL #4.: Re-elect Mr. P.M. Colebatch as a                             ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #5.: Re-elect Mr. P.H. O'Sullivan as a                            ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #6.: Re-elect Mr. D.M. Eadie as a Director                        ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #7.: Re-elect Mr. G.R. Moreno as a Director                       ISSUER          YES        AGAINST           AGAINST
of the Company

PROPOSAL #8.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors of the Compony

PROPOSAL #9.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the remuneration of the Auditors

PROPOSAL #10.: Authorize the Directors, pursuant to                        ISSUER          YES          FOR               FOR
and for the purposes of Section 80 of the Companies
Act 1985 [the Act], to allot relevant securities up
to an aggregate nominal amount of GBP 19,627,924
provided that; [Authority expires the earlier of the
conclusion of the AGM of the Company and 09 OCT
2009]; and the Directors may allot relevant
securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to

PROPOSAL #S.11: Authorize the Directors of the                             ISSUER          YES          FOR               FOR
Company, pursuant to Section 95 of the Company Act
1985[the Act], to allot equity securities [Section
94(2) of the Act] for cash pursuant to the authority
conferred by the preceding Resolution 10 as if
Section 89[1] shall be limited to: any allotment of
equity securities where such securities have been
offered [whether by way of a right issue, open offer
or otherwise] to holders of ordinary share of 3 3/7
US cents each in the capital of the Company [ordinary
 shares] where the equity securities respectively
attribute to the interest of all holders of ordinary
shares are proportion as specified to the respective
numbers of ordinary shares held by them, subject to
such exclusion and other arrangements as the
Directors may deem necessary or expedient to deal
with fractional entitlements or legal or practical
problems under the laws of, or the requirements of
any recognized regulatory body or any stock exchanges
 in, any territory or otherwise howsoever: and any
allotments [ otherwise than pursuant to sub-paragraph
 a (i)above] of equity securities up to an aggregate
nominal value not exceeding USD 2,940,474.83; the
power conferred on the Directors by this Resolution
11 shall also apply to a sale of treasury shares,
which is an allotment of equity securities by virtue
of Section 94 (3A)of the Act, but with the omission
of the words pursuant to the general authority
conferred by Resolution 10; the Company may make an
offer or agreement before this power has expired
which would or might require equity securities to be
allotted after such expiry and the Directors may
allot securities in pursuance of such offer or
agreement as if the power conferred hereby had not
expired; [Authority expires the earlier of the
conclusion of the AGM of the Company and 09 OCT
2009]; upon the passing of this resolution, the
resolution passed as Resolution 11 at the AGM on 12
JUL 2007, shall be of no further [without prejudice
to any previous exercise of the authorities granted

PROPOSAL #S.12: Authorize the Company, pursuant to                         ISSUER          YES          FOR               FOR
Section 166 of the Companies Act 1985 [the Act], to
make market purchases [Section 163 of the Act] of
ordinary shares of 3 3/7 US cents [ordinary shares]
up to 171,744,343 ordinary shares, at a minimum price
 of 3 3/7 US cents or the starling equivalent of 3
3/7 US cents [calculated on the basis of the spot
rate of exchange in London [as derived from Reuters]
for the purchase of US Dollars with Sterling at 6.00
pm on the day before the relevant purchase] per
ordinary shares: the maximum price which may be paid
for an ordinary shares is an amount equal to 105% of
the average middle market closing prices for such
shares derived from the alternative investment market
 appendix to the Stock Exchange Daily Official List
of the London Stock Exchange Plc, over the previous 5
 business days; [Authority expires the earlier of the
 conclusion of the next AGM of the Company and 09 JAN
 2010]; and the Company, before the expiry, may make
a contract to purchase ordinary shares which will or
may be executed wholly or partly after such expiry;
and upon the passing of this resolution, the
resolution passed as Resolution 12 at the AGM on 12
JUL 2007, as subsequently amended by the resolution
passed at the EGM on 23 NOV 2007, shall be of no
further or effect [without prejudice to the
completion wholly or in part of any contracts by the
Company to purchase ordinary shares entered into
prior to the passing of this resolution

PROPOSAL #S.13: Adopt the form A of the Articles of                        ISSUER          YES          FOR               FOR
Association as the New Articles of Association of the
 Company in substitution for and the exclusion of all
 existing Articles of Association of the Company, as
specified

PROPOSAL #S.14: Approve to increase the authorized                         ISSUER          YES          FOR               FOR
share capital of the Company from USD
147,775,058.29209 and GBP 50,000 to USD
747,775,058,29209 and GBP 50,000 by the creation of
600,000 preference shares of USD 1,000 each in the
capital of the Company, subject to the passing of the
 extraordinary resolution to be comsidred at the
class meeting of ordinary shareholders that this AGM,
 having the rights and subject to the restrictions as
 specified in the Articles of Association of the
Company as adopted pursuant to sub-paragraph of this
Resolution pursuant to Section 80 of the Companies
Act 1985 [the Act], and in addition to any previously
 existing authority conferred upon the Directors
under that Section [including pursuant to Resolution
10] , and authorize the Directors to allot up to
600,000 preference shares of USD 1,000 each in the
capital of the Company [such preference shares being
relevant securities as defined in Section 80 of the
Act]; and [Authority expires on the 5 anniversary of
the passing of this resolution], save that the
Company may before such expiry make an offer or
agreement which would or might require relevant
securities to be allotted after expiry of this
authority and the Directors may allot relevant
securities in pursuance of that offer or agreement as
 if the authority conferred by the resolution had not
 expired; and immediately the end of the class
meeting of ordinary shareholders if Resolution 13 is
passed, the form B of the Articles of Association
produced to the meeting, adopt the new Articles of
Association as specified or if Resolution 12 is not
passed, the Form C of the Articles of Association,

PROPOSAL #S.15: Amend, the outcome of Resolutions 13                       ISSUER          YES          FOR               FOR
and14 and the Extraordinary resolution to be
considered at the class meeting of the ordinary
shareholders that follows this AGM, the Articles of
Association of the Company, whether they be the
current Articles of Association, the form A of the
Articles of Association, the form B Articles of
Association, or the form C of the Articles of
Association [as appropriate] by deleting in Article
87 the reference to GBP 1,000,000 and substituting
thereof GBP 1,500,000, which amendments shall be
deemed to have taken effect from 01 OCT 2007

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MAN GROUP PLC, LONDON
  TICKER:                N/A             CUSIP:     G5790V156
  MEETING DATE:          7/10/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #E.1: Approve the holders of the Ordinary                         ISSUER          YES          FOR               FOR
shares of 3 3/7 US cents each in the capital of the
Company [Ordinary Shares] to sanction and consent to
the passing and implementation of Resolution 14
specified in the notice dated 29 MAY 2008 convening
an AGM of the Company for 10 JUL 2008, and sanction
and consent to each and every variation ,
modification or abrogation of the rights or
privileges attaching to the ordinary shares, in each
case which is or may be effected by or involved in
the passing or implementation of the said resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MERCK KGAA
  TICKER:                N/A             CUSIP:     D5357W103
  MEETING DATE:          4/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements and Group annual

PROPOSAL #2.: Approval of the financial statements                         ISSUER          NO           N/A               N/A
for the 2008 FY

PROPOSAL #3.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 101,535,201.06 as
follows: payment of a dividend of EUR 1.50 per no-par
 share EUR 4,603,512.06 shall be carried forward ex-
dividend and payable date: 06 APR 2009

PROPOSAL #4.: Ratification of the acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #5.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #6.: Appointment of Auditors for the 2009                         ISSUER          NO           N/A               N/A
FY: KPMG, Berlin

PROPOSAL #7.: Approval of the control and profit                           ISSUER          NO           N/A               N/A
transfer agreement with the Company's wholly-owned
subsidiary, Lite C-LLL GMBH, effective retroactively
from 01 JAN 2009 for at least 5 years

PROPOSAL #8.1.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Dr. Wolfgang Buechele

PROPOSAL #8.2.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Dr. Hans-Juergen Leuchs

PROPOSAL #9.: Approval of the transmission of                              ISSUER          NO           N/A               N/A
information by electronic means pursuant to Section
30(3)1A of the Securities Trade Act

PROPOSAL #10.: Revision of the participation of the                        ISSUER          NO           N/A               N/A
Company in the results of Mr. E. Merck and the
correspondence amendment to the Article of
Association the participation of the Company in the
results and the capital of Mr. E. Merck shall be
amended so as to make sure that expenses or profits
incurred or made through external financing of Mr. E.
 Merck, adopted in order t o increase Mr. E. Merck .s
 interest in the Company's capital or to buy shares
or options for Company shares, shall not be taken
into account for the results that serve as basis for
the Company's participation results, Section 10(4)1,
Section 27(1) and Section 35(1)1 of the Article of
Association shall be amended accordingly

PROPOSAL #11.: Renewal of authorized capital and the                       ISSUER          NO           N/A               N/A
correspondence amendment to the Article of
Association the existing authorized capital shall be
revoked the Board of Managing Directors shall be
authorized, with the consent of the Supervisory Board
 and Mr. E. Merck, to increase the Company's share
capital by up to EUR 56,521,124.19, through the issue
 of new shares against payment in cash or kind, on or
 before 03 APR 2014, the Board of Managing Directors
shall be authorized, with the consent of the
Supervisory Board, to exclude shareholders,
subscription rights for up to 10% of the Company's
share capital against payment in cash if the shares
are sold at a price not materially below the market
price of the shares, for the implementation of the
right of Mr. E. Merck to participate in a capital
increase through the issue o f shares or warrants and
 for the implementation of the right of Mr. E. Merck
to convert the capital share into equity capital,

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                METCASH LTD
  TICKER:                N/A             CUSIP:     Q6014C106
  MEETING DATE:          9/4/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report of the                          ISSUER          NO           N/A               N/A
Company and the reports of the Directors and the
Auditors for the YE 30 APR 2008

PROPOSAL #2.A: Re-elect Mr. Peter L. Barnes as a                           ISSUER          YES          FOR               FOR
Director of the Company who retires by rotation under
 Rule 8.1(d) of the Company's Constitution

PROPOSAL #2.B: Re-elect Mr. Michael R. Jablonski as a                      ISSUER          YES          FOR               FOR
 Director of the Company who retires by rotation
under Rule 8.1(d) of the Company's Constitution

PROPOSAL #2.C: Re-elect Mr. V. Dudley Rubin as a                           ISSUER          YES          FOR               FOR
Director of the Company who retires by rotation under
 Rule 8.1(d) of the Company's Constitution

PROPOSAL #2.D: Re-elect Mr. Neil D. Hamilton as a                          ISSUER          YES          FOR               FOR
Director of the Company who retires under Rule 8.1(d)
 of the Company's Constitution

PROPOSAL #3.: Adopt the remuneration report that                           ISSUER          YES          FOR               FOR
forms part of the Directors report of the Company for
 the FYE 30 APR 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                METHANEX CORP
  TICKER:                N/A             CUSIP:     59151K108
  MEETING DATE:          5/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Bruce Aitken as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #1.2: Elect Mr. Howard Balloch as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #1.3: Elect Mr. Pierre Choquette as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #1.4: Elect Mr. Phillip Cook as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #1.5: Elect Mr. Thomas Hamilton as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #1.6: Elect Mr. Robert Kostelnik as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #1.7: Elect Mr. Douglas Mahaffy as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #1.8: Elect Mr. A. Terence Poole as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #1.9: Elect Mr. John Reid as a Director                           ISSUER          YES          FOR               FOR

PROPOSAL #1.10: Elect Ms. Janice Rennie as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #1.11: Elect Ms. Monica Sloan as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #2.: Re-appoint KPMG LLP, Chartered                               ISSUER          YES          FOR               FOR
Accountants, as the Auditors of the Company for the
ensuring year and authorize the Board of Directors to
 fix the remuneration of the Auditors

PROPOSAL #3.: Ratify and approve the certain                               ISSUER          YES          FOR               FOR
amendments to the Company's Incentive Stock Option
Plan as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MITSUBISHI CHEMICAL HOLDINGS CORPORATION
  TICKER:                N/A             CUSIP:     J44046100
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MITSUBISHI CORPORATION
  TICKER:                N/A             CUSIP:     J43830116
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Expand Business                           ISSUER          YES          FOR               FOR
Lines, Approve Minor Revisions Related to
Dematerialization of Shares and the Other Updated
Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve Payment of Bonuses to Directors                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve Issuance of Share Acquisition                        ISSUER          YES          FOR               FOR
Rights as Stock Options

PROPOSAL #6.: Approve reserved retirement                                  ISSUER          YES          FOR               FOR
remuneration for Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MITSUBISHI UFJ FINANCIAL GROUP,INC.
  TICKER:                N/A             CUSIP:     J44497105
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Allow Use of                              ISSUER          YES          FOR               FOR
Electronic Systems for Public Notifications, Reduce
Authorized Capital to 33,920,001,000 shs. due to the
retirement of Class 8 Preferred Shares and Class 12
Preferred Shares , Approve Minor Revisions Related to
 Dematerialization of Shares and the Other Updated
Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.17: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.3: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.4: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MITSUI & CO.,LTD.
  TICKER:                N/A             CUSIP:     J44690139
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Change Business                           ISSUER          YES          FOR               FOR
Lines, Approve Minor Revisions Related to
Dematerialization of Shares and the other Updated
Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MITSUI CHEMICALS,INC.
  TICKER:                N/A             CUSIP:     J4466L102
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Retained                             ISSUER          YES          FOR               FOR
Earnings
PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4: Appoint a Corporate Auditor                                   ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MIZUHO FINANCIAL GROUP,INC.
  TICKER:                N/A             CUSIP:     J4599L102
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Reduce Authorized                         ISSUER          YES          FOR               FOR
Capital to 28,485,271,000 shs., Approve Minor
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MUENCHENER RUECKVERSICHERUNGS-GESELLSCHAFT AKTIENG
  TICKER:                N/A             CUSIP:     D55535104
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.A: Submission of the report of the                             ISSUER          NO           N/A               N/A
Supervisory Board and the corporate governance report
 including the remuneration report for the financial
year 2008

PROPOSAL #1.B: Submission of the adopted Company                           ISSUER          NO           N/A               N/A
financial statements and management report for the
financial year 2008, the approved consolidated
financial statements and management report for the
Group for the financial year 2008, and the
explanatory report on the information in accordance
with Sections 289 para. 4 and 315 para. 4 of the
German Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          YES          FOR               FOR
net retained profits

PROPOSAL #3.: Resolution to approve the actions of                         ISSUER          YES          FOR               FOR
the Board of Management

PROPOSAL #4.: Resolution to approve the actions of                         ISSUER          YES          FOR               FOR
the Supervisory Board

PROPOSAL #5.: Authorisation to buy back and use own                        ISSUER          YES          FOR               FOR
shares

PROPOSAL #6.: Authorisation to buy back own shares                         ISSUER          YES          FOR               FOR
using derivatives

PROPOSAL #7.1.: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Prof. Dr. Peter Gruss

PROPOSAL #7.2.: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Prof. Dr. Henning Kagermann

PROPOSAL #7.3.: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Peter L scher

PROPOSAL #7.4.: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Wolfgang Mayrhuber

PROPOSAL #7.5.: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Prof. Karel Van Miert

PROPOSAL #7.6.: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Dr. e. h. Bernd Pischetsrieder

PROPOSAL #7.7.: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Anton van Rossum

PROPOSAL #7.8.: Elections to the Supervisory Board:                        ISSUER          YES        AGAINST           AGAINST
Dr. Hans-J rgen Schinzler

PROPOSAL #7.9.: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Dr. Ron Sommer

PROPOSAL #7.10.: Elections to the Supervisory Board:                       ISSUER          YES          FOR               FOR
Dr. Thomas Wellauer

PROPOSAL #8.: Resolution to cancel Contingent Capital                      ISSUER          YES          FOR               FOR
 2003 I as well as the existing authorisation for
increasing the share capital under Authorised Capital
 Increase 2004, to replace this with a new
authorisation Authorised Capital Increase 2009 and to
 amend Article 4 of the Articles of Association

PROPOSAL #9.: Resolution to amend Articles 3 (entry                        ISSUER          YES          FOR               FOR
in the shareholder's register) and 6 (registration
for the Annual General Meeting) of the Articles of
Association

PROPOSAL #10.: Resolution to amend Article 7 of the                        ISSUER          YES          FOR               FOR
Articles of Association (electronic participation in
the Annual General Meeting and postal vote)

PROPOSAL #11.: Resolution to amend Articles 12 and 13                      ISSUER          YES          FOR               FOR
 of the Articles of Association (Supervisory Board)

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NATIONAL AUSTRALIA BANK LTD, MELBOURNE VIC
  TICKER:                N/A             CUSIP:     Q65336119
  MEETING DATE:          12/18/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To consider the Company's financial                          ISSUER          NO           N/A               N/A
statements and the reports for the YE 30 SEP 2008

PROPOSAL #2.A: Re-elect Mr. John Thorn as a Director,                      ISSUER          YES          FOR               FOR
 who retires in accordance with the Article 10.3 of
the Company's Constitution

PROPOSAL #2.B: Re-elect Mr. Geoff Tomlinson as a                           ISSUER          YES          FOR               FOR
Director, who retires in accordance with the Article
10.3 of the Company's Constitution

PROPOSAL #3.: Approve, for the purposes of the ASX                         ISSUER          YES          FOR               FOR
Listing Rule 7.2, Exception 9, the issue of
securities in the Company under the National
Australia Bank Staff Share Allocation Plan, the
National Australia Bank New Zealand Staff Share
Allocation Plan, the National Australia Bank Staff
Share Ownership Plan, the National Australia Bank
Share Option Plan No. 2, the National Australia Bank
Performance Rights Plan and the National Australia

PROPOSAL #4.: Approve to grant performance shares and                      ISSUER          YES          FOR               FOR
 performance rights, to the Group Chief Executive
Officer designate, Mr. Cameron Clyne, under the
Company's Long Term Incentive Plan, as specified

PROPOSAL #5.A: Approve to grant shares, performance                        ISSUER          YES          FOR               FOR
options and performance shares, to Mr. Ahmed Fahour
[an Executive Director], under the Company's Short
Term Incentive and Long Term Incentive Plans as
specified

PROPOSAL #5.B: Approve to grant shares, performance                        ISSUER          YES          FOR               FOR
options and performance shares, to Mr. Michael Ullmer
 [an Executive Director], under the Company's Short
Term Incentive and Long Term Incentive Plans as
specified

PROPOSAL #6.: Adopt the remuneration report for the                        ISSUER          YES          FOR               FOR
YE 30 SEP 2008

PROPOSAL #7.: PLEASE NOTE THAT THIS IS A SHAREHOLDER                       ISSUER          YES        AGAINST             FOR
PROPOSAL: approve to remove Mr. Paul Rizzo from
office as a Director of the National Australia Bank

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NESTLE SA, CHAM UND VEVEY
  TICKER:                N/A             CUSIP:     H57312649
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Receive the 2008 annual report,                             ISSUER          YES          FOR               FOR
financial statements of Nestle SA and consolidated
financial statements of the Nestle Group, reports of
the statutory Auditors

PROPOSAL #1.2: Receive the 2008 compensation report                        ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve to release the Members of the                        ISSUER          YES          FOR               FOR
Board of Directors and the Management

PROPOSAL #3.: Approve the appropiration of profits                         ISSUER          YES          FOR               FOR
resulting from the balance sheet of Nestle S.A. and
Dividends of CHF 1.40 per share

PROPOSAL #4.1.1: Re-elect Mr. Daniel Borel to the                          ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #4.1.2: Re-elect Mrs. Carolina Mueller Mohl                       ISSUER          YES          FOR               FOR
to the Board of Directors

PROPOSAL #4.2: Elect KPMG S.A., Geneva branch as the                       ISSUER          YES          FOR               FOR
Statutory Auditor for a term of 1 year

PROPOSAL #5.: Approve to cancel 180,000,000                                ISSUER          YES          FOR               FOR
repurchased under the Share Buy-back Programme
launched on 24 AUG 2007 and reduce the share capital
by CHF 18,000,000

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NEXEN INC
  TICKER:                N/A             CUSIP:     65334H102
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. W.B. Berry as a Director to                       ISSUER          YES          FOR               FOR
hold office for the following year

PROPOSAL #1.2: Elect Mr. R.G. Bertram as a Director                        ISSUER          YES          FOR               FOR
to hold office for the following year

PROPOSAL #1.3: Elect Mr. D.G. Flanagan as a Director                       ISSUER          YES          FOR               FOR
to hold office for the following year

PROPOSAL #1.4: Elect Mr. S.B. Jackson as a Director                        ISSUER          YES          FOR               FOR
to hold office for the following year

PROPOSAL #1.5: Elect Mr. K.J. Jenkins as a Director                        ISSUER          YES          FOR               FOR
to hold office for the following year

PROPOSAL #1.6: Elect Mr. A.A. McLellan as a Director                       ISSUER          YES          FOR               FOR
to hold office for the following year

PROPOSAL #1.7: Elect Mr. E.P. Newell as a Director to                      ISSUER          YES          FOR               FOR
 hold office for the following year

PROPOSAL #1.8: Elect Mr. T.C. O'Neill as a Director                        ISSUER          YES          FOR               FOR
to hold office for the following year

PROPOSAL #1.9: Elect Mr. M.F. Romanow as a Director                        ISSUER          YES          FOR               FOR
to hold office for the following year

PROPOSAL #1.10: Elect Mr. F.M. Saville as a Director                       ISSUER          YES          FOR               FOR
to hold office for the following year

PROPOSAL #1.11: Elect Mr. J.M. Willson as a Director                       ISSUER          YES          FOR               FOR
to hold office for the following year

PROPOSAL #1.12: Elect Mr. V.J. Zaleschuk as a                              ISSUER          YES          FOR               FOR
Director to hold office for the following year

PROPOSAL #2.: Appoint Deloitte & Touche LLP as the                         ISSUER          YES          FOR               FOR
Independent Auditors for 2009 and authorize the Audit
 and Conduct Review Committee to fix their pay

PROPOSAL #3.: Any other business                                           ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NINTENDO CO.,LTD.
  TICKER:                N/A             CUSIP:     J51699106
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NIPPON MINING HOLDINGS,INC.
  TICKER:                N/A             CUSIP:     J54824107
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NIPPON TELEGRAPH AND TELEPHONE CORPORATION
  TICKER:                N/A             CUSIP:     J59396101
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NISSAN MOTOR CO.,LTD.
  TICKER:                N/A             CUSIP:     J57160129
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NOKIA CORPORATION
  TICKER:                N/A             CUSIP:     X61873133
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the Meeting                                       ISSUER          YES          FOR               FOR

PROPOSAL #2.: Matters of order for the Meeting                             ISSUER          YES          FOR               FOR

PROPOSAL #3.: Election of the persons to confirm the                       ISSUER          YES          FOR               FOR
minutes and to verify the counting of votes

PROPOSAL #4.: Recording the legal convening of the                         ISSUER          YES          FOR               FOR
Meeting and quorum

PROPOSAL #5.: Recording the attendance at the Meeting                      ISSUER          YES          FOR               FOR
 and adoption of the list of votes

PROPOSAL #6.: Presentation of the Annual Accounts                          ISSUER          YES          FOR               FOR
2008, the report of the Board of Directors and the
Auditor's report for the year 2008 - Review by the CEO

PROPOSAL #7.: Adoption of the Annual Accounts                              ISSUER          YES          FOR               FOR

PROPOSAL #8.: Resolution on the use of the profit                          ISSUER          YES          FOR               FOR
shown on the balance sheet and the payment of
dividend; the board proposes to the AGM a dividend of
 EUR 0.40 per share for the fiscal year 2008; the
dividend will be paid to shareholders registered in
the register of shareholders held by Finnish Central
Securities Depository Ltd on the record date, April
28, 2009; the board proposes that the dividend be
paid on or about May 13, 2009

PROPOSAL #9.: Resolution on the discharge of the                           ISSUER          YES          FOR               FOR
Members of the Board of Directors and the President
from liability

PROPOSAL #10.: Resolution on the remuneration of the                       ISSUER          YES          FOR               FOR
members of the Board of Directors; the Board's
Corporate Governance and Nomination Committee
proposes to the AGM that the remuneration payable to
the members of the board to be elected at the AGM for
 the term until the close of the AGM in 2010 be
unchanged from 2008 as follows: EUR 440,000 for the
Chairman, EUR 150,000 for the Vice Chairman, and EUR
130,000 for each Member; in addition, the Committee
proposes that the Chairman of the Audit Committee and
 Chairman of the Personnel Committee will each
receive an additional annual fee of EUR 25,000, and
other Members of the Audit Committee an additional
annual fee of EUR 10,000 each; the Corporate
Governance and Nomination Committee proposes that
approximately 40 % of the remuneration be paid in
Nokia shares purchased from the market

PROPOSAL #11.: Resolution on the number of Members of                      ISSUER          YES          FOR               FOR
 the Board of Directors; the Board's Corporate
Governance and Nomination Committee proposes to the
AGM that the number of Board Members be eleven

PROPOSAL #12.: Election of Members of the Board of                         ISSUER          YES          FOR               FOR
Directors; the Board's Corporate Governance and
Nomination Committee proposes to the AGM that all
current Board members be re-elected for the term
until the close of the AGM in 2010; Georg Ehrn-rooth,
 Lalita D. Gupte, Bengt Holmstrom, Henning Kagermann,
 Olli-Pekka Kallasvuo, Per Karlsson, Jorma Ollila,
Marjorie Scardino, Risto Siilasmaa and Keijo Suil;
the committee also proposes that Isabel Marey-Semper
be elected as new member of the Board for the same
term; Ms. Marey-Semper is Chief Financial Officer,
EVP responsible for Strategy at PSA Peugeot Citroen;
with PhD in neuropharmacology and MBA as educational
background, she has a diverse working experience,
including Chief Operating Officer of the Intellectual
 Property and Licensing Business Units of Thomson and
 Vice President, Corporate Planning of Saint-Gobain

PROPOSAL #13.: Resolution on the remuneration of the                       ISSUER          YES          FOR               FOR
Auditor; the Board's Audit Committee proposes to the
AGM that the External Auditor to be elected at the
AGM be reimbursed according to the Auditor's invoice,
 and in compliance with the purchase policy approved
by the Audit Committee

PROPOSAL #14.: Election of Auditor; The Board's Audit                      ISSUER          YES          FOR               FOR
 Committee proposes to the AGM that
PricewaterhouseCoopers Oy be re-elected as the
Company's Auditor for the fiscal year 2009

PROPOSAL #15.: Authorizing the Board of Directors to                       ISSUER          YES          FOR               FOR
resolve to repurchase the Company's own shares; the
board proposes that the AGM authorize the board to
resolve to repurchase a maximum of 360 million Nokia
shares by using funds in the unrestricted
shareholders' equity; repurchases will reduce funds
avail-able for distribution of profits; the shares
may be repurchased in order to develop the capital
structure of the Company, to finance or carry out
acquisitions or other arrangements, to settle the
Company's equity-based incentive plans, to be
transferred for other purposes, or to be cancelled;
the shares can be repurchased either: a] through a
tender offer made to all the shareholders on equal
terms; or b] through public trading and on such stock
 exchanges the rules of which allow the purchases; in
 this case the shares would be repurchased in another
 proportion than that of the current shareholders; it
 is proposed that the authorization be effective
until June 30, 2010 and the authorization is proposed
 to terminate the authorization resolved by the AGM
on May 08, 2008

PROPOSAL #16.: Closing of the Meeting                                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NOMURA HOLDINGS, INC.
  TICKER:                N/A             CUSIP:     J59009159
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Establish Articles                        ISSUER          YES          FOR               FOR
Related to Preferred Stock (The proposed amendment
will not result in an amendment to the authorized
number of shares of the Company) , Approve Minor
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Issuance of Stock Acquisition Rights as                      ISSUER          YES          FOR               FOR
 Stock Options to Executives and Employees of
Subsidiaries of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NORDEA BANK AB, STOCKHOLM
  TICKER:                N/A             CUSIP:     W57996105
  MEETING DATE:          3/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect the Chairman for the general                           ISSUER          YES          FOR               FOR
meeting

PROPOSAL #2.: Approve the voting list                                      ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the agenda                                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect at least 1 minutes checker                             ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve to determination whether the                         ISSUER          YES          FOR               FOR
general meeting has been duly convened

PROPOSAL #6.: Amend the Articles 5 and 6 of the                            ISSUER          YES          FOR               FOR
Articles of Association; approve to issue new
Ordinary Shares with preferential rights for the
shareholders as specified; approve the transfer to
the Company's share capital from other shareholders'

PROPOSAL #7.: Approve the Company's share capital,                         ISSUER          YES        AGAINST           AGAINST
which currently amounts to EUR 2,600,108,227, shall
be reduced by EUR 1,300,054,113.5, without redemption
 of shares, for transfer to a fund to be used
pursuant to a resolution adopted by a general
meeting, after the reduction of the share capital,
the Company's share capital will amount to EUR
1,300,054,113.5, divided on 2,600,108,227 Ordinary
Shares [prior to the new issue of Ordinary Shares],
each with a quotient value of EUR 0.5; amend the
Articles 5 and 6 of the Articles of Association;
approve to issue new ordinary shares with
preferential rights for the shareholders on mainly
the following terms as specified; approve the
transfer to the Company's share capital from other

PROPOSAL #8.: Authorize the Board of Directors, until                      ISSUER          YES        AGAINST           AGAINST
 the next AGM, resolve on a new issue of Ordinary
Shares with preferential rights for the shareholders

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NORDEA BANK AB, STOCKHOLM
  TICKER:                N/A             CUSIP:     W57996105
  MEETING DATE:          4/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Election of Mr. Claes Beyer, Member of                       ISSUER          NO           N/A               N/A
the Swedish Bar Association as the Chairman for the
general meeting

PROPOSAL #2.: Preparation and approval of the voting                       ISSUER          NO           N/A               N/A
list

PROPOSAL #3.: Approval of the agenda                                       ISSUER          NO           N/A               N/A

PROPOSAL #4.: Election of at least 1 minutes checker                       ISSUER          NO           N/A               N/A

PROPOSAL #5.: Determination whether the general                            ISSUER          NO           N/A               N/A
meeting has been duly convened

PROPOSAL #6.: Submission of the annual report and the                      ISSUER          NO           N/A               N/A
 consolidated accounts, and the audit report and the
group audit report, in connection herewith the
Chairman's of the Board presentation of the Board of
Directors' work and speech by the Group Chief
Executive Officer

PROPOSAL #7.: Adopt the income statement and the                           ISSUER          YES          FOR               FOR
consolidated income statement, and the balance sheet
and the consolidated balance sheet

PROPOSAL #8.: Approve the dispositions of the                              ISSUER          YES          FOR               FOR
Company's profit according to the adopted balance
sheet: a dividend of EUR 0.20 per share, and further,
 that the record date for dividend should be 07 APR

PROPOSAL #9.: Grant discharge from liability for the                       ISSUER          YES          FOR               FOR
Members of the Board of Directors and the Managing
Director

PROPOSAL #10.: Approve to determine the number of                          ISSUER          YES          FOR               FOR
Board Members at 10, until the end of the next AGM

PROPOSAL #11.: Approve the fees for the Board of                           ISSUER          YES          FOR               FOR
Directors shall be unchanged, amounting to EUR
252,000 for the Chairman, EUR 97,650 for the Vice
Chairman and EUR 75,600 per Member for the other
Members; in addition, fees shall be payable for
extraordinary Board meetings amounting to EUR 1,840
per meeting attended and for Committee meetings EUR
2,370 for the Committee Chairman and EUR 1,840 for
the other Members per meeting attended; by
extraordinary Board meetings are meant meetings in
addition to the 13 ordinary meetings to be held until
 the next AGM of shareholders; remuneration is not
paid to the Members who are Employees of the Nordea
Group; and the fees to the Auditors shall be payable

PROPOSAL #12.: Re-elect Messrs. Hans Dalborg, Stine                        ISSUER          YES          FOR               FOR
Bosse, Marie Ehrling, Svein Jacobsen, Tom Knutzen,
Lars G. Nordstrom, Timo Peltola, Heidi M. Petersen,
Bjorn Saven and Bjorn Wahlroos as the Board Members
for the period until the end of the next AGM; re-
elect Mr. Hans Dalborg as the Chairman

PROPOSAL #13.: Approve the establishment of a                              ISSUER          YES          FOR               FOR
Nomination Committee

PROPOSAL #14.: Approve the purchase of own shares                          ISSUER          YES          FOR               FOR
according to Chapter 7, Section 6 of the Swedish
Securities Market Act as specified

PROPOSAL #15.: Approve the guidelines for                                  ISSUER          YES          FOR               FOR
remuneration to the Executive Officers as specified

PROPOSAL #16.A: Approve the introduction of a Long                         ISSUER          YES          FOR               FOR
Term Incentive Programme

PROPOSAL #16.B: Approve the conveyance of shares                           ISSUER          YES          FOR               FOR
under the Long Term Incentive Programme

PROPOSAL #17.: PLEASE NOTE THAT THIS IS A SHAREHOLDER                      ISSUER          YES        AGAINST             FOR
 PROPOSAL: Approve to allocate 50 million Swedish
Kronor of the 2008 result to a fund/trust designated
create a decent Sweden, the purpose of the funds
activities is to prevent crime of violence and save
victims of crime from economic and social destitution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NOVARTIS AG
  TICKER:                N/A             CUSIP:     H5820Q150
  MEETING DATE:          2/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, the                               ISSUER          YES          FOR               FOR
financial statements of Novartis AG and the Group
consolidated financial statements for the business

PROPOSAL #2.: Grant discharge, from liability, to the                      ISSUER          YES          FOR               FOR
 Members of the Board of Directors and the Executive
Committee for their activities during the business
year 2008

PROPOSAL #3.: Approve the appropriation of the                             ISSUER          YES          FOR               FOR
available earnings as per the balance sheet and
declaration of dividend as follows: dividend: CHF
4,906,210,030 and balance to be carried forward: CHF
9,376,005,541; payment will be made with effect from
27 FEB 2009

PROPOSAL #4.: Approve to cancel 6,000,000 shares                           ISSUER          YES          FOR               FOR
repurchased under the 6th Share Repurchase Program
and to reduce the share capital accordingly by CHF
3,000,000 from CHF 1,321,811,500 to CHF
1,318,811,500; and amend Article 4 of the Articles of
 Incorporation as specified

PROPOSAL #5.1: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES          FOR             AGAINST
SHAREHOLDERS' PROPOSAL: Amend Articles 18 and 25 of
the Articles of Incorporation as specified

PROPOSAL #5.2: Amend Article 2 Paragraph 3 of the                          ISSUER          YES          FOR               FOR
Articles of Incorporation as specified

PROPOSAL #5.3: Amend Articles 18 and 28 of the                             ISSUER          YES          FOR               FOR
Articles of Incorporation as specified

PROPOSAL #6.1: Acknowledge that, at this AGM, Prof.                        ISSUER          NO           N/A               N/A
Peter Burckhardt M.D. is resigning from the Board of
Directors, having reached the age limit, at his own
wish and Prof. William W. George is also resigning
from the Board of Directors

PROPOSAL #6.2.A: Re-elect Prof. Srikant M. Datar,                          ISSUER          YES          FOR               FOR
Ph.D, to the Board of Directors, for a 3 year term

PROPOSAL #6.2.B: Re-elect Mr. Andreas Von Planta,                          ISSUER          YES          FOR               FOR
Ph.D, to the Board of Directors, for a 3 year term

PROPOSAL #6.2.C: Re-elect Dr.-Ing. Wendelin                                ISSUER          YES          FOR               FOR
Wiedeking, to the Board of Directors, for a 3 year

PROPOSAL #6.2.D: Re-elect Prof. Rolf. M. Zinkernagel,                      ISSUER          YES          FOR               FOR
 M.D, to the Board of Directors, for a 3 year term

PROPOSAL #6.3: Elect Prof. William Brody, M.D, Ph.D,                       ISSUER          YES          FOR               FOR
to the Board of Directors, for a 3 year term

PROPOSAL #7.: Appoint PricewaterhouseCoopers AG, as                        ISSUER          YES          FOR               FOR
the Auditors of Novartis AG, for a further year

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NOVO-NORDISK A/S (VORMALS NOVO INDUSTRI A/S)
  TICKER:                N/A             CUSIP:     K7314N152
  MEETING DATE:          3/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Board of Director's oral                         ISSUER          NO           N/A               N/A
report on the Company's activities in the past FY

PROPOSAL #2.: Approve the presentation and adopt the                       ISSUER          YES          FOR               FOR
audited annual report 2008

PROPOSAL #3.: Approve the remuneration of the Board                        ISSUER          YES          FOR               FOR
of Directors

PROPOSAL #4.: Approve a dividend of DKK 6.00 for 2008                      ISSUER          YES          FOR               FOR
 for each Novo Nordisk B share of DKK 1 and for each
Novo Nordisk A share of DKK 1, and that no dividend
will be paid on the Company's holding of own shares

PROPOSAL #5.1: Re-elect Mr. Sten Scheibye as a Member                      ISSUER          YES          FOR               FOR
 of the Board of Directors

PROPOSAL #5.2: Re-elect Mr. Goran A. Ando as a Member                      ISSUER          YES          FOR               FOR
 of the Board of Directors

PROPOSAL #5.3: Re-elect Mr. Henrik Gurtler as a                            ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #5.4: Re-elect Mr. Pamela J. Kirby as a                           ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #5.5: Re-elect Mr. Kurt Anker Nielsen as a                        ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #5.6: Re-elect Mr. Hannu Ryopponen as a                           ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #5.7: Elect Mr. Jorgen Wedel as the Member                        ISSUER          YES          FOR               FOR
of the Board of Directors

PROPOSAL #6.: Re-elect PricewaterhouseCoopers as the                       ISSUER          YES          FOR               FOR
Auditors

PROPOSAL #7.1: Approve to reduce the Company's B                           ISSUER          YES          FOR               FOR
share capital from DKK 526,512,800 to DKK 512,512,800
 by cancellation of 14,000,000 B shares of DKK 1 each
 from the Company's own holdings of B shares at a
nominal value of DKK 14,000,000, equal to 2.2% of the
 total share capital, after the implementation of the
 share capital reduction, the Company's share capital
 will amount to DKK 620,000,000 divided into A share
capital of DKK 107,487,200 and B share capital of DKK
 512,512,800

PROPOSAL #7.2: Authorize the Board of Directors,                           ISSUER          YES          FOR               FOR
until the next AGM, to allow the Company to acquire
own shares of up to 10% of the share capital and at
the price quoted at the time of the purchase with a
deviation of up to 10%, CF. Article 48 of the Danish
Public Limited Companies Act

PROPOSAL #7.3.1: Amend the Article 5.4 of the                              ISSUER          YES          FOR               FOR
Articles of Association as specified

PROPOSAL #7.3.2: Amend the Article 6.3 of the                              ISSUER          YES          FOR               FOR
Articles of Association as specified

PROPOSAL #7.3.3: Amend the Article 6.4 of the                              ISSUER          YES          FOR               FOR
Articles of Association as specified

PROPOSAL #7.3.4: Amend the Articles 8.2 and 11.10 of                       ISSUER          YES          FOR               FOR
the Articles of Association as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OAO GAZPROM
  TICKER:                OGZPY           CUSIP:     368287207
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: APPROVE THE ANNUAL REPORT OF OAO                             ISSUER          YES          FOR             AGAINST
GAZPROM FOR 2008.

PROPOSAL #02: APPROVE THE ANNUAL ACCOUNTING                                ISSUER          YES          FOR             AGAINST
STATEMENTS, INCLUDING THE PROFIT AND LOSS REPORT OF
THE COMPANY BASED ON THE RESULTS OF 2008.

PROPOSAL #03: APPROVE THE DISTRIBUTION OF PROFIT OF                        ISSUER          YES          FOR             AGAINST
THE COMPANY BASED ON THE RESULTS OF 2008.

PROPOSAL #04: APPROVE THE AMOUNT OF, TIME FOR AND                          ISSUER          YES          FOR             AGAINST
FORM OF PAYMENT OF ANNUAL DIVIDENDS ON THE COMPANY'S
SHARES THAT HAVE BEEN PROPOSED BY THE BOARD OF
DIRECTORS OF THE COMPANY.

PROPOSAL #05: APPROVE CLOSED JOINT STOCK COMPANY                           ISSUER          YES          FOR             AGAINST
PRICEWATERHOUSECOOPERS AUDIT AS THE COMPANY'S
EXTERNAL AUDITOR.

PROPOSAL #06: PAY REMUNERATION TO MEMBERS OF THE                           ISSUER          YES        AGAINST           AGAINST
BOARD OF DIRECTORS AND AUDIT COMMISSION OF THE
COMPANY IN THE AMOUNTS RECOMMENDED BY THE BOARD OF
DIRECTORS OF THE COMPANY.

PROPOSAL #G1: APPROVE, IN ACCORDANCE WITH CHAPTER XI                       ISSUER          YES          FOR             AGAINST
OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND GAZPROMBANK (OPEN JOINT STOCK
 COMPANY) REGARDING RECEIPT BY OAO GAZPROM OF FUNDS
IN A MAXIMUM SUM OF 500 MILLION U.S. DOLLARS OR ITS
EQUIVALENT IN RUBLES OR EUROS.

PROPOSAL #G2: APPROVE, IN ACCORDANCE WITH CHAPTER XI                       ISSUER          YES          FOR             AGAINST
OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND SBERBANK OF RUSSIA OAO
REGARDING RECEIPT BY OAO GAZPROM OF FUNDS IN A
MAXIMUM SUM OF 1.5 BILLION U.S. DOLLARS OR ITS
EQUIVALENT IN RUBLES OR EUROS.

PROPOSAL #G3: APPROVE, IN ACCORDANCE WITH CHAPTER XI                       ISSUER          YES          FOR             AGAINST
OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO VTB BANK REGARDING
RECEIPT BY OAO GAZPROM OF FUNDS IN A MAXIMUM SUM OF 1
 BILLION U.S. DOLLARS OR ITS EQUIVALENT IN RUBLES OR

PROPOSAL #8A: ELECTION OF DIRECTOR: AKIMOV ANDREY                          ISSUER          YES        AGAINST           AGAINST
IGOREVICH

PROPOSAL #8B: ELECTION OF DIRECTOR: ANANENKOV                              ISSUER          YES        AGAINST           AGAINST
ALEXANDER GEORGIEVICH

PROPOSAL #8C: ELECTION OF DIRECTOR: BERGMANN BURCKHARD                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #8D: ELECTION OF DIRECTOR: GAZIZULLIN FARIT                       ISSUER          YES        AGAINST           AGAINST
RAFIKOVICH

PROPOSAL #8E: ELECTION OF DIRECTOR: GUSAKOV VLADIMIR                       ISSUER          YES        AGAINST           AGAINST
ANATOLIEVICH

PROPOSAL #8F: ELECTION OF DIRECTOR: ZUBKOV VIKTOR                          ISSUER          YES        AGAINST           AGAINST
ALEXEEVICH

PROPOSAL #8G: ELECTION OF DIRECTOR: KARPEL ELENA                           ISSUER          YES        AGAINST           AGAINST
EVGENIEVNA

PROPOSAL #8H: ELECTION OF DIRECTOR: MAKAROV ALEXEY                         ISSUER          YES        AGAINST           AGAINST
ALEXANDROVICH

PROPOSAL #8I: ELECTION OF DIRECTOR: MILLER ALEXEY                          ISSUER          YES        AGAINST           AGAINST
BORISOVICH

PROPOSAL #8J: ELECTION OF DIRECTOR: MUSIN VALERY                           ISSUER          YES          FOR             AGAINST
ABRAMOVICH

PROPOSAL #8K: ELECTION OF DIRECTOR: NABIULLINA ELVIRA                      ISSUER          YES        AGAINST           AGAINST
 SAKHIPZADOVNA

PROPOSAL #8L: ELECTION OF DIRECTOR: NIKOLAEV VIKTOR                        ISSUER          YES        AGAINST           AGAINST
VASILIEVICH

PROPOSAL #8M: ELECTION OF DIRECTOR: PETROV YURY                            ISSUER          YES        AGAINST           AGAINST
ALEXANDROVICH

PROPOSAL #8N: ELECTION OF DIRECTOR: SEREDA MIKHAIL                         ISSUER          YES        AGAINST           AGAINST
LEONIDOVICH

PROPOSAL #8O: ELECTION OF DIRECTOR: FORESMAN ROBERT                        ISSUER          YES        AGAINST           AGAINST
MARK

PROPOSAL #8P: ELECTION OF DIRECTOR: FORTOV VLADIMIR                        ISSUER          YES        AGAINST           AGAINST
EVGENIEVICH

PROPOSAL #8Q: ELECTION OF DIRECTOR: SHMATKO SERGEY                         ISSUER          YES        AGAINST           AGAINST
IVANOVICH

PROPOSAL #8R: ELECTION OF DIRECTOR: YUSUFOV IGOR                           ISSUER          YES        AGAINST           AGAINST
KHANUKOVICH

PROPOSAL #J1: ELECT ARKHIPOV DMITRY ALEXANDROVICH TO                       ISSUER          YES          FOR             AGAINST
THE AUDIT COMMISSION OF OAO GAZPROM

PROPOSAL #J2: ELECT BIKULOV VADIM KASYMOVICH TO THE                        ISSUER          YES          FOR             AGAINST
AUDIT COMMISSION OF OAO GAZPROM

PROPOSAL #J3: ELECT ISHUTIN RAFAEL VLADIMIROVICH TO                        ISSUER          YES          FOR             AGAINST
THE AUDIT COMMISSION OF OAO GAZPROM

PROPOSAL #J4: ELECT KOBZEV ANDREY NIKOLAEVICH TO THE                       ISSUER          YES          FOR             AGAINST
AUDIT COMMISSION OF OAO GAZPROM

PROPOSAL #J5: ELECT LOBANOVA NINA VLADISLAVOVNA TO                         ISSUER          YES          FOR             AGAINST
THE AUDIT COMMISSION OF OAO GAZPROM

PROPOSAL #J6: ELECT MIKHAILOVA SVETLANA SERGEEVNA TO                       ISSUER          YES          FOR             AGAINST
THE AUDIT COMMISSION OF OAO GAZPROM

PROPOSAL #J7: ELECT NOSOV YURY STANISLAVOVICH TO THE                       ISSUER          YES        AGAINST           AGAINST
AUDIT COMMISSION OF OAO GAZPROM

PROPOSAL #J8: ELECT OZEROV SERGEY MIKHAILOVICH TO THE                      ISSUER          YES        AGAINST           AGAINST
 AUDIT COMMISSION OF OAO GAZPROM

PROPOSAL #J9: ELECT TIKHONOVA MARIYA GENNADIEVNA TO                        ISSUER          YES        AGAINST           AGAINST
THE AUDIT COMMISSION OF OAO GAZPROM

PROPOSAL #J10: ELECT TULINOVA OLGA ALEXANDROVNA TO                         ISSUER          YES        AGAINST           AGAINST
THE AUDIT COMMISSION OF OAO GAZPROM

PROPOSAL #J11: ELECT SHUBIN YURY IVANOVICH TO THE                          ISSUER          YES        AGAINST           AGAINST
AUDIT COMMISSION OF OAO GAZPROM

PROPOSAL #004: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND STATE CORPORATION BANK FOR
DEVELOPMENT AND FOREIGN ECONOMIC AFFAIRS
(VNESHECONOMBANK) REGARDING RECEIPT BY OAO GAZPROM OF
 FUNDS IN A MAXIMUM SUM OF 6 BILLION U.S. DOLLARS OR
ITS EQUIVALENT IN RUBLES OR EUROS.

PROPOSAL #005: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO ROSSELKHOZBANK REGARDING
RECEIPT BY OAO GAZPROM OF FUNDS IN A MAXIMUM SUM OF
1.5 BILLION U.S. DOLLARS OR ITS EQUIVALENT IN RUBLES
OR EUROS.

PROPOSAL #006: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM:
TRANSACTIONS BETWEEN OAO GAZPROM AND GAZPROMBANK
(OPEN JOINT STOCK COMPANY), TO BE ENTERED INTO
PURSUANT TO A LOAN FACILITY AGREEMENT BETWEEN OAO
GAZPROM AND THE BANK, INVOLVING RECEIPT BY OAO
GAZPROM OF FUNDS IN A MAXIMUM SUM OF 25 BILLION

PROPOSAL #007: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM:
TRANSACTIONS BETWEEN OAO GAZPROM AND SBERBANK OF
RUSSIA OAO, TO BE ENTERED INTO PURSUANT TO A LOAN
FACILITY AGREEMENT BETWEEN OAO GAZPROM AND THE BANK,
INVOLVING RECEIPT BY OAO GAZPROM OF FUNDS IN A
MAXIMUM SUM OF 17 BILLION RUBLES.

PROPOSAL #008: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM:
TRANSACTIONS BETWEEN OAO GAZPROM AND ZAO
GAZENERGOPROMBANK, TO BE ENTERED INTO PURSUANT TO A
LOAN FACILITY AGREEMENT BETWEEN OAO GAZPROM AND THE
BANK, INVOLVING RECEIPT BY OAO GAZPROM OF FUNDS IN A
MAXIMUM SUM OF 100 MILLION U.S. DOLLARS.

PROPOSAL #009: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM:
TRANSACTIONS BETWEEN OAO GAZPROM AND OAO VTB BANK, TO
 BE ENTERED INTO PURSUANT TO A LOAN FACILITY
AGREEMENT BETWEEN OAO GAZPROM AND THE BANK, INVOLVING
 RECEIPT BY OAO GAZPROM OF FUNDS IN A MAXIMUM SUM OF

PROPOSAL #010: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND GAZPROMBANK (OPEN JOINT STOCK
 COMPANY) PURSUANT TO WHICH GAZPROMBANK (OPEN JOINT
STOCK COMPANY) WILL, UPON THE TERMS AND CONDITIONS
ANNOUNCED BY IT, ACCEPT AND CREDIT FUNDS TRANSFERRED
TO ACCOUNTS OPENED BY OAO GAZPROM AND CONDUCT
OPERATIONS THROUGH THE ACCOUNTS.

PROPOSAL #011: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND SBERBANK OF RUSSIA OAO
PURSUANT TO WHICH SBERBANK OF RUSSIA OAO WILL, UPON
THE TERMS AND CONDITIONS ANNOUNCED BY IT, ACCEPT AND
CREDIT FUNDS TRANSFERRED TO ACCOUNTS OPENED BY OAO
GAZPROM AND CONDUCT OPERATIONS THROUGH THE ACCOUNTS
IN ACCORDANCE WITH OAO GAZPROM'S INSTRUCTIONS.

PROPOSAL #012: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO GAZENERGOPROMBANK
PURSUANT TO WHICH ZAO GAZENERGOPROMBANK WILL, UPON
THE TERMS AND CONDITIONS ANNOUNCED BY IT, ACCEPT AND
CREDIT FUNDS TRANSFERRED TO ACCOUNTS OPENED BY OAO
GAZPROM AND CONDUCT OPERATIONS THROUGH THE ACCOUNTS
IN ACCORDANCE WITH OAO GAZPROM'S INSTRUCTIONS.

PROPOSAL #013: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO VTB BANK PURSUANT TO
WHICH OAO VTB BANK WILL, UPON THE TERMS AND
CONDITIONS ANNOUNCED BY IT, ACCEPT AND CREDIT FUNDS
TRANSFERRED TO ACCOUNTS OPENED BY OAO GAZPROM AND
CONDUCT OPERATIONS THROUGH THE ACCOUNTS IN ACCORDANCE
 WITH OAO GAZPROM'S INSTRUCTIONS.

PROPOSAL #014: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND GAZPROMBANK (OPEN JOINT STOCK
 COMPANY) PURSUANT TO WHICH THE BANK WILL PROVIDE
SERVICES TO OAO GAZPROM MAKING USE OF THE BANK -
CLIENT ELECTRONIC PAYMENTS SYSTEM.

PROPOSAL #015: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND SBERBANK OF RUSSIA OAO
PURSUANT TO WHICH SBERBANK OF RUSSIA OAO WILL PROVIDE
 SERVICES TO OAO GAZPROM MAKING USE OF THE CLIENT -
SBERBANK ELECTRONIC PAYMENTS SYSTEM.

PROPOSAL #016: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO GAZENERGOPROMBANK
PURSUANT TO WHICH ZAO GAZENERGOPROMBANK WILL PROVIDE
SERVICES TO OAO GAZPROM MAKING USE OF THE BANK -
CLIENT ELECTRONIC PAYMENTS.

PROPOSAL #017: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO VTB BANK PURSUANT TO
WHICH OAO VTB BANK WILL PROVIDE SERVICES TO OAO
GAZPROM MAKING USE OF THE BANK - CLIENT ELECTRONIC
PAYMENTS SYSTEM.

PROPOSAL #018: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: FOREIGN
CURRENCY PURCHASE / SALE TRANSACTIONS BETWEEN OAO
GAZPROM AND GAZPROMBANK (OPEN JOINT STOCK COMPANY),
TO BE ENTERED INTO UNDER THE GENERAL AGREEMENT ON THE
 CONDUCT OF CONVERSION OPERATIONS BETWEEN OAO GAZPROM
 AND THE BANK DATED AS OF SEPTEMBER 12, 2006, NO.
3446, IN A MAXIMUM SUM OF 500 MILLION U.S. DOLLARS OR
 ITS EQUIVALENT IN RUBLES, EUROS OR OTHER CURRENCY
FOR EACH TRANSACTION.

PROPOSAL #019: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND  GAZPROMBANK (OPEN JOINT
STOCK COMPANY) PURSUANT TO WHICH OAO GAZPROM WILL
GRANT SURETYSHIPS TO SECURE PERFORMANCE OF OAO
GAZPROM'S SUBSIDIARIES' OBLIGATIONS TO GAZPROMBANK
(OPEN JOINT STOCK COMPANY).

PROPOSAL #020: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND SBERBANK OF RUSSIA OAO
PURSUANT TO WHICH OAO GAZPROM WILL GRANT SURETYSHIPS
TO SECURE PERFORMANCE OF OAO GAZPROM'S SUBSIDIARIES'
OBLIGATIONS TO SBERBANK OF RUSSIA OAO.

PROPOSAL #021: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND GAZPROMBANK (OPEN JOINT STOCK
 COMPANY) PURSUANT TO WHICH OAO GAZPROM WILL GRANT
SURETYSHIPS TO SECURE PERFORMANCE OF OAO GAZPROM'S
SUBSIDIARIES' OBLIGATIONS TO GAZPROMBANK (OPEN JOINT
STOCK COMPANY).

PROPOSAL #022: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENT
BETWEEN OAO GAZPROM AND NORD STREAM AG PURSUANT TO
WHICH OAO GAZPROM WILL ISSUE A GUARANTEE (SURETYSHIP)
 TO NORD STREAM AG TO SECURE PERPORMANCE OF OOO
GAZPROM EXPORT'S OBLIGATIONS UNDER A GAS
TRANSPORTATION AGREEMENT BETWEEN NORD STREAM AG AND
OOO GAZPROM EXPORT.

PROPOSAL #023: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENT
BETWEEN OAO GAZPROM AND GAZPROMBANK (OPEN JOINT STOCK
 COMPANY) PURSUANT TO WHICH GAZPROMBANK (OPEN JOINT
STOCK COMPANY) UNDERTAKES UNDER INSTRUCTIONS OF OAO
GAZPROM.

PROPOSAL #024: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO BELTRANSGAZ PURSUANT TO
WHICH OAO GAZPROM WILL GRANT OAO BELTRANSGAZ
TEMPORARY POSSESSION AND USE OF THE FACILITIES OF THE
 YAMAL - EUROPE TRUNK GAS PIPELINE SYSTEM AND RELATED
 SERVICE EQUIPMENT.

PROPOSAL #025: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROMREGIONGAZ PURSUANT
 TO WHICH OAO GAZPROM WILL GRANT OAO GAZPROMREGIONGAZ
 TEMPORARY POSSESSION AND USE OF THE PROPERTY COMPLEX
 OF THE GAS DISTRIBUTION SYSTEM.

PROPOSAL #026: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO GAZPROM NEFT ORENBURG
PURSUANT TO WHICH OAO GAZPROM WILL GRANT ZAO GAZPROM
NEFT ORENBURG TEMPORARY POSSESSION AND USE OF THE
WELLS AND DOWNHOLE AND ABOVE-GROUND WELL EQUIPMENT.

PROPOSAL #027: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROMTRUBINVEST
PURSUANT TO WHICH OAO GAZPROM WILL GRANT OAO
GAZPROMTRUBINVEST TEMPORARY POSSESSION AND USE OF THE
 BUILDING AND EQUIPMENT OF A TUBING AND CASING
MANUFACTURING FACILITY.

PROPOSAL #028: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO LAZURNAYA PURSUANT TO
WHICH OAO GAZPROM WILL GRANT OAO LAZURNAYA TEMPORARY
POSSESSION AND USE OF THE PROPERTY OF THE FIRST AND
SECOND UNITS OF THE LAZURNAYA PEAK HOTEL COMPLEX.

PROPOSAL #029: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND DOAO TSENTRENERGOGAZ OF OAO
GAZPROM PURSUANT WHICH OAO GAZPROM WILL GRANT DOAO
TSENTRENERGOGAZ OF OAO GAZPROM.

PROPOSAL #030: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OOO GAZPROMTRANS PURSUANT TO
WHICH OAO GAZPROM WILL GRANT OOO GAZPROMTRANS
TEMPORARY POSSESSION AND USE OF THE INFRASTRUCTURE
FACILITIES OF THE RAILWAY STATIONS OF THE SURGUTSKIY
CONDENSATE STABILIZATION PLANT.

PROPOSAL #031: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OOO GAZPROMTRANS PURSUANT TO
WHICH OAO GAZPROM WILL GRANT OOO GAZPROMTRANS
TEMPORARY POSSESSION AND USE OF METHANOL TANK CARS
FOR A PERIOD OF NOT MORE THAN 5 YEARS AND OOO
GAZPROMTRANS WILL MAKE PAYMENT FOR USING SUCH
PROPERTY IN A MAXIMUM SUM OF 190 MILLION RUBLES.

PROPOSAL #032: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO TSENTRGAZ PURSUANT TO
WHICH OAO GAZPROM WILL GRANT OAO TSENTRGAZ TEMPORARY
POSSESSION AND USE OF THE FACILITIES OF A
PREVENTATIVE CLINIC THAT ARE SITUATED IN THE TULSKAYA
 REGION, SHCHOKINSKIY DISTRICT, TOWNSHIP OF GRUMANT,
FOR A PERIOD OF NOT MORE THAN 12 MONTHS AND OAO
TSENTRGAZ WILL MAKE PAYMENT FOR USING SUCH PROPERTY
IN A MAXIMUM SUM OF 24.1 MILLION RUBLES.

PROPOSAL #033: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO DRUZHBA PURSUANT TO WHICH
 OAO GAZPROM WILL GRANT OAO DRUZHBA TEMPORARY
POSSESSION AND USE OF THE FACILITIES OF DRUZHBA
VACATION CENTER.

PROPOSAL #034: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ PURSUANT
TO WHICH OAO GAZPROM WILL GRANT OAO GAZPROM PROMGAZ
TEMPORARY POSSESSION AND USE OF EXPERIMENTAL
PROTOTYPES OF GAS-USING EQUIPMENT.

PROPOSAL #035: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND GAZPROMBANK (OPEN JOINT STOCK
 COMPANY) PURSUANT TO WHICH OAO GAZPROM WILL GRANT
GAZPROMBANK (OPEN JOINT STOCK COMPANY) TEMPORARY
POSSESSION AND USE OF THE NON-RESIDENTIAL PREMISES IN
 A BUILDING.

PROPOSAL #036: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO SALAVATNEFTEORGSINTEZ
PURSUANT TO WHICH OAO GAZPROM WILL GRANT OAO
SALAVATNEFTEORGSINTEZ TEMPORARY POSSESSION AND USE OF
 THE GAS CONDENSATE PIPELINE RUNNING FROM THE
KARACHAGANAKSKOYE GAS CONDENSATE FIELD TO THE
ORENBURGSKIY GAS REFINERY.

PROPOSAL #037: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO VOSTOKGAZPROM PURSUANT TO
 WHICH OAO GAZPROM WILL GRANT OAO VOSTOKGAZPROM
TEMPORARY POSSESSION AND USE OF AN M-468R SPECIAL-
PURPOSE COMMUNICATIONS INSTALLATION.

PROPOSAL #038: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OOO GAZPROM EXPORT PURSUANT
TO WHICH OAO GAZPROM WILL GRANT OOO GAZPROM EXPORT
TEMPORARY POSSESSION AND USE OF AN M-468R SPECIAL-
PURPOSE COMMUNICATIONS INSTALLATION.

PROPOSAL #039: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROM NEFT PURSUANT TO
WHICH OAO GAZPROM WILL GRANT OAO GAZPROM NEFT
TEMPORARY POSSESSION AND USE OF AN M-468R SPECIAL-
PURPOSE COMMUNICATIONS INSTALLATION.

PROPOSAL #040: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROM SPACE SYSTEMS
PURSUANT TO WHICH OAO GAZPROM WILL GRANT OAO GAZPROM
SPACE SYSTEMS TEMPORARY POSSESSION AND USE OF AN ERP
SOFTWARE AND HARDWARE SOLUTION, SYSTEM FOR MANAGING
OAO GAZPROM'S PROPERTY AND OTHER ASSETS AT OAO GAZCOM
 LEVEL (ERP).

PROPOSAL #041: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO YAMALGAZINVEST PURSUANT
TO WHICH OAO GAZPROM WILL GRANT ZAO YAMALGAZINVEST
TEMPORARY POSSESSION AND USE OF AN ERP SOFTWARE AND
HARDWARE SOLUTION, SYSTEM FOR MANAGING OAO GAZPROM'S
PROPERTY AND OTHER ASSETS AT ZAO YAMALGAZINVEST LEVEL
 (ERP).

PROPOSAL #042: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO GAZTELECOM PURSUANT TO
WHICH OAO GAZPROM WILL GRANT ZAO GAZTELECOM TEMPORARY
 POSSESSION AND USE OF COMMUNICATIONS FACILITIES
WITHIN THE COMPOSITION OF BUILDINGS, COMMUNICATIONS
LINES, COMMUNICATIONS NETWORKS, CABLE DUCT SYSTEMS
AND EQUIPMENT.

PROPOSAL #043: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OOO TSENTRCASPNEFTEGAZ
PURSUANT TO WHICH OAO GAZPROM WILL EXTEND TO OOO
TSENTRCASPNEFTEGAZ LONG-TERM LOANS IN AN AGGREGATE
MAXIMUM SUM OF 12.6 BILLION RUBLES FOR THE PURPOSE OF
 DEVELOPMENT BY IT IN 2009-2011 OF THE TSENTRALNAYA
GEOLOGICAL STRUCTURE.

PROPOSAL #044: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND GAZPROMBANK (OPEN JOINT STOCK
 COMPANY) PURSUANT TO WHICH THE BANK WILL ISSUE
GUARANTEES TO THE RUSSIAN FEDERATION'S CUSTOMS
AUTHORITIES WITH RESPECT TO THE OBLIGATIONS OF OAO
GAZPROM AS A CUSTOMS BROKER TO PAY CUSTOMS PAYMENTS
AND EVENTUAL INTEREST AND PENALTIES.

PROPOSAL #045: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OOO MEZHREGIONGAZ PURSUANT TO
 WHICH OAO GAZPROM WILL DELIVER AND OOO MEZHREGIONGAZ
 WILL ACCEPT (OFF-TAKE) GAS IN AN AMOUNT OF NOT MORE
THAN 300 BILLION CUBIC METERS, DELIVERABLE MONTHLY,
AND WILL PAY FOR GAS A MAXIMUM SUM OF 886.9 BILLION
RUBLES.

PROPOSAL #046: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OOO MEZHREGIONGAZ PURSUANT TO
 WHICH OOO MEZHREGIONGAZ UNDERTAKES UNDER
INSTRUCTIONS OF OAO GAZPROM AND FOR A FEE OF NOT MORE
 THAN 200 MILLION RUBLES, IN ITS OWN NAME.

PROPOSAL #047: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OOO MEZHREGIONGAZ PURSUANT TO
 WHICH OOO MEZHREGIONGAZ WILL DELIVER AND OAO GAZPROM
 WILL ACCEPT (OFF-TAKE) GAS PURCHASED BY OOO
MEZHREGIONGAZ FROM INDEPENDENT ENTITIES, IN AN AMOUNT
 OF NOT MORE THAN 21.9 BILLION CUBIC METERS FOR A
MAXIMUM SUM OF 70 BILLION RUBLES.

PROPOSAL #048: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OOO GAZPROM EXPORT PURSUANT
TO WHICH OOO GAZPROM EXPORT UNDERTAKES UNDER
INSTRUCTIONS OF OAO GAZPROM AND FOR A FEE OF NOT MORE
 THAN 55 MILLION RUBLES, IN ITS OWN NAME.

PROPOSAL #049: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OOO MEZHREGIONGAZ PURSUANT TO
 WHICH OAO GAZPROM WILL DELIVER AND OOO MEZHREGIONGAZ
 WILL ACCEPT (OFF-TAKE) GAS PURCHASED BY OAO GAZPROM
FROM OAO LUKOIL AND STORED IN UNDERGROUND GAS STORAGE
 FACILITIES.

PROPOSAL #050: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO NORTHGAS PURSUANT TO
WHICH ZAO NORTHGAS WILL DELIVER AND OAO GAZPROM WILL
ACCEPT (OFF-TAKE) GAS IN AN AMOUNT OF NOT MORE THAN
4.8 BILLION CUBIC METERS, DELIVERABLE MONTHLY, AND
WILL PAY FOR GAS A MAXIMUM SUM OF 4 BILLION RUBLES.

PROPOSAL #051: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO SEVERNEFTEGAZPROM
PURSUANT TO WHICH OAO SEVERNEFTEGAZPROM WILL DELIVER
AND OAO GAZPROM WILL ACCEPT (OFF-TAKE) GAS IN AN
AMOUNT OF NOT MORE THAN 24.2 BILLION CUBIC METERS AND
 WILL PAY FOR GAS A MAXIMUM SUM OF 23 BILLION RUBLES.

PROPOSAL #052: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO GAZPROM NEFT ORENBURG
PURSUANT TO WHICH ZAO GAZPROM NEFT ORENBURG WILL
DELIVER AND OAO GAZPROM WILL ACCEPT (OFF-TAKE)
UNSTABLE CRUDE OIL IN AN AMOUNT OF NOT MORE THAN 650
THOUSAND TONS AND WILL PAY FOR CRUDE OIL A MAXIMUM
SUM OF 5.3 BILLION RUBLES.

PROPOSAL #053: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO SIBUR HOLDING PURSUANT TO
 WHICH OAO SIBUR HOLDING WILL DELIVER AND OAO GAZPROM
 WILL ACCEPT (OFF-TAKE) DRY STRIPPED GAS PROCESSED AT
 GAS REFINING COMPLEXES IN AN AMOUNT OF NOT MORE THAN
 4.5 BILLION CUBIC METERS AND WILL PAY FOR GAS A
MAXIMUM SUM OF 5.1 BILLION RUBLES.

PROPOSAL #054: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO SIBUR HOLDING PURSUANT TO
 WHICH OAO GAZPROM WILL SELL AND OAO SIBUR HOLDING
WILL BUY ETHANE FRACTION IN A TOTAL AMOUNT OF 4.885
MILLION TONS FOR A MAXIMUM SUM OF 33.707 BILLION

PROPOSAL #055: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENT
BETWEEN OAO GAZPROM AND OAO SIBUR HOLDING PURSUANT TO
 WHICH OAO SIBUR HOLDING UNDERTAKES UNDER
INSTRUCTIONS OF OAO GAZPROM AND FOR A FEE OF NOT MORE
 THAN 30 MILLION RUBLES. ALL AS MORE FULLY DESCRIBED
IN THE PROXY STATEMENT.

PROPOSAL #056: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO SIBUR HOLDING PURSUANT TO
 WHICH OAO GAZPROM WILL PROVIDE SERVICES RELATED TO
ARRANGING FOR THE TRANSPORTATION OF GAS IN A TOTAL
AMOUNT OF NOT MORE THAN 1.2 BILLION CUBIC METERS AND
OAO SIBUR HOLDING WILL PAY FOR THE SERVICES RELATED
TO ARRANGING FOR THE TRANSPORTATION OF GAS VIA TRUNK
GAS PIPELINES A MAXIMUM SUM OF 1 BILLION RUBLES.

PROPOSAL #057: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO TOMSKGAZPROM PURSUANT TO
WHICH OAO GAZPROM WILL PROVIDE SERVICES RELATED TO
ARRANGING FOR THE TRANSPORTATION OF GAS IN A TOTAL
AMOUNT OF NOT MORE THAN 3 BILLION CUBIC METERS AND
OAO SIBUR HOLDING WILL PAY FOR THE SERVICES RELATED
TO ARRANGING FOR THE TRANSPORTATION OF GAS VIA TRUNK
GAS PIPELINE A MAXIMUM SUM OF 1.2 BILLION RUBLES.

PROPOSAL #058: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OOO MEZHREGIONGAZ PURSUANT TO
 WHICH OAO GAZPROM WILL PROVIDE SERVICES RELATED TO
ARRANGING FOR THE TRANSPORTATION OF GAS IN A TOTAL
AMOUNT OF NOT MORE THAN 45 BILLION CUBIC METERS
ACROSS THE TERRITORY OF THE RUSSIAN FEDERATION, CIS
COUNTRIES AND BALTIC STATES AND WILL PAY FOR THE
SERVICES RELATEDT TO ARRANGING FOR TRANSPORTATION OF
GAS VIA TRUNK GAS PIPELINES A MAXIMUM SUM OF 70

PROPOSAL #059: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROM NEFT PURSUANT TO
WHICH OAO GAZPROM WILL PROVIDE SERVICES RELATED TO
ARRANGING FOR THE TRANSPORTATION OF GAS IN A TOTAL
AMOUNT OF NOT MORE THAN 3.8 BILLION CUBIC METERS AND
OAO GAZPROM NEFT WILL PAY FOR THE SERVICES RELATED TO
 ARRANGING FOR TRANSPORTATION OF GAS VIA TRUNK GAS
PIPELINES A MAXIMUM SUM OF 2.62 BILLION RUBLES.

PROPOSAL #060: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO NOVATEK PURSUANT TO WHICH
 OAO GAZPROM WILL PROVIDE SERVICES RELATED TO
ARRANGING FOR THE TRANSPORTATION OF GAS IN A TOTAL
AMOUNT OF NOT MORE THAN 45 BILLION CUBIC METERS OAO
NOVATEK WILL PAY FOR THE SERVICES ARRANGING FOR THE
TRANSPORTATION OF GAS VIA TRUNK GAS PIPELINES A
MAXIMUM SUM OF 60 BILLION RUBLES.

PROPOSAL #061: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO NOVATEK PURSUANT TO WHICH
 OAO GAZPROM WILL PROVIDE SERVICES RELATED TO
ARRANGING FOR THE INJECTION INTO AND STORAGE IN
UNDERGROUND GAS STORAGE FACILITIES OF GAS OWNED BY
OAO NOVATEK IN AN AMOUNT OF NOT MORE THAN 1 BILLION

PROPOSAL #062: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND A/S LATVIJAS GAZE PURSUANT TO
 WHICH OAO GAZPROM WILL SELL AND A/S LATVIJAS GAZE
WILL PURCHASE GAS. ALL AS MORE FULLY DESCRIBED IN THE
 PROXY STATEMENT.

PROPOSAL #063: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND AB LIETUVOS DUJOS PURSUANT TO
 WHICH OAO GAZPROM WILL SELL AND AB LIETUVOS DUJOS
WILL PURCHASE GAS. ALL AS MORE FULLY DESCRIBED IN THE
 PROXY STATEMENT.

PROPOSAL #064: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND UAB KAUNO TERMOFIKACIJOS
ELEKTRINE PURSUANT TO WHICH OAO GAZPROM WILL SELL AND
 UAB KAUNO TERMOFIKACIJOS ELEKTRINE WILL PURCHASE
GAS. ALL AS MORE FULLY DESCRIBED IN THE PROXY

PROPOSAL #065: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND MOLDOVAGAZ S.A. PURSUANT TO
WHICH OAO GAZPROM WILL DELIVER AND MOLDOVAGAZ S.A.
WILL ACCEPT (OFF-TAKE) IN 2010 GAS IN AN AMOUNT OF
NOT MORE THAN 3.9 BILLION CUBIC METERS AND WILL PAY
FOR GAS A MAXIMUM SUM OF 1.33 BILLION U.S. DOLLARS.

PROPOSAL #066: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND MOLDOVAGAZ S.A. PURSUANT TO
WHICH IN 2010 MOLDOVAGAZ S.A. WILL PROVIDE SERVICES
RELATED TO THE TRANSPORTATION OF GAS IN TRANSIT MODE
ACROSS THE TERRITORY OF THE REPUBLIC OF MOLDOVA.

PROPOSAL #067: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND KAZROSGAZ LLP PURSUANT TO
WHICH KAZROSGAZ LLP WILL SELL AND OAO GAZPROM WILL
PURCHASE IN 2010 GAS IN AN AMOUNT OF NOT MORE THAN
1.2 BILLION CUBIC METERS FOR A MAXIMUM SUM OF 150
MILLION U.S. DOLLARS.

PROPOSAL #068: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND KAZROSGAZ LLP PURSUANT TO
WHICH IN 2010 OAO GAZPROM WILL PROVIDE SERVICES
RELATED TO THE TRANSPORTATION ACROSS THE TERRITORY OF
 THE RUSSIAN FEDERATION OF GAS OWNED BY KAZROSGAZ LLP.

PROPOSAL #069: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO BELTRANSGAZ PURSUANT TO
WHICH OAO GAZPROM WILL SELL AND OAO BELTRANSGAZ WILL
PURCHASE IN 2010 GAS IN AN AMOUNT OF NOT MORE THAN
22.1 BILLION CUBIC METERS FOR A MAXIMUM SUM OF 4.42
BILLION U.S. DOLLARS.

PROPOSAL #070: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OOO GAZPROMTRANS PURSUANT TO
WHICH OOO GAZPROMTRANS UNDERTAKES, USING IN-HOUSE
AND/OR OUTSIDE PERSONNEL AND RESOURCES, TO PERFORM IN
 ACCORDANCE WITH INSTRUCTIONS FROM OAO GAZPROM.

PROPOSAL #071: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO GAZPROM INVEST YUG
PURSUANT TO WHICH ZAO GAZPROM INVEST YUG UNDERTAKES,
USING IN-HOUSE AND/OR OUTSIDE PERSONNEL AND
RESOURCES, TO PERFORM IN ACCORDANCE WITH INSTRUCTIONS
 FROM OAO GAZPROM.

PROPOSAL #072: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO YAMALGAZINVEST PURSUANT
TO WHICH ZAO YAMALGAZINVEST UNDERTAKES, USING IN-
HOUSE AND/OR OUTSIDE PERSONNEL AND RESOURCES, TO
PERFORM IN ACCORDANCE WITH INSTRUCTIONS FROM OAO

PROPOSAL #073: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROM SPACE SYSTEMS
PURSUANT TO WHICH OAO GAZPROM SPACE SYSTEMS
UNDERTAKES, DURING THE PERIOD FROM JULY 1, 2009 TO
DECEMBER 31, 2010, IN ACCORDANCE WITH INSTRUCTIONS
FROM OAO GAZPROM.

PROPOSAL #074: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO YAMALGAZINVEST PURSUANT
TO WHICH ZAO YAMALGAZINVEST UNDERTAKES, DURING THE
PERIOD FROM JULY 1, 2009 TO DECEMBER 31, 2010, IN
ACCORDANCE WITH INSTRUCTIONS FROM OAO GAZPROM.

PROPOSAL #075: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO GAZPROM NEFT ORENBURG
PURSUANT TO WHICH ZAO GAZPROM NEFT ORENBURG
UNDERTAKES, DURING THE PERIOD FROM JULY 1, 2009 TO
DECEMBER 31, 2010, IN ACCORDANCE WITH INSTRUCTIONS
FROM OAO GAZPROM.

PROPOSAL #076: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO GAZPROM INVEST YUG
PURSUANT TO WHICH ZAO GAZPROM INVEST YUG UNDERTAKES,
DURING THE PERIOD FROM JULY 1, 2009 TO DECEMBER 31,
2010, IN ACCORDANCE WITH INSTRUCTIONS FROM OAO

PROPOSAL #077: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OOO GAZPROMTRANS PURSUANT TO
WHICH OOO GAZPROMTRANS UNDERTAKES, DURING THE PERIOD
FROM JULY 1, 2009 TO DECEMBER 31, 2010, IN ACCORDANCE
 WITH INSTRUCTIONS FROM OAO GAZPROM.

PROPOSAL #078: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO GAZTELECOM PURSUANT TO
WHICH ZAO GAZTELECOM UNDERTAKES, DURING THE PERIOD
FROM JULY 1, 2009 TO DECEMBER 31, 2010, IN ACCORDANCE
 WITH INSTRUCTIONS FROM OAO GAZPROM.

PROPOSAL #079: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO FEDERAL RESEARCH AND
PRODUCTION CENTER NEFTEGAZAEROCOSMOS PURSUANT TO
WHICH ZAO FEDERAL RESEARCH AND PRODUCTION CENTER
NEFTEGAZAEROCOSMOS UNDERTAKES, DURING THE PERIOD FROM
 JULY 1, 2009 TO DECEMBER 31, 2010.

PROPOSAL #080: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO SOGAZ. ALL AS MORE FULLY
DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #081: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO SOGAZ PURSUANT TO WHICH
OAO SOGAZ UNDERTAKES, IN THE EVENT THAT HARM IS
CAUSED TO THE LIFE, HEALTH OR PROPERTY OF OTHER
PERSONS OR TO THE ENVIRONMENT AS A RESULT OF AN
EMERGENCY OR INCIDENT THAT OCCURS, AMONGST OTHER

PROPOSAL #082: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO SOGAZ PURSUANT TO WHICH
OAO SOGAZ UNDERTAKES, IN THE EVENT THAT HARM IS
CAUSED TO THE LIFE OR HEALTH OF OAO GAZPROM'S
EMPLOYEES (INSURED PERSONS).

PROPOSAL #083: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO SOGAZ PURSUANT TO WHICH
OAO SOGAZ UNDERTAKES, WHENEVER EMPLOYEES OF OAO
GAZPROM OR MEMBERS OF THEIR FAMILIES OR NON-WORKING
RETIRED FORMER EMPLOYEES OF OAO GAZPROM OR MEMBERS OF
 THEIR FAMILIES (INSURED PERSONS WHO ARE

PROPOSAL #084: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO SOGAZ PURSUANT TO WHICH
OAO SOGAZ UNDERTAKES, WHENEVER EMPLOYEES OF OAO
GAZPROM AVTOPREDPRIYATIE, A BRANCH OF OAO GAZPROM, OR
 MEMBERS OF THEIR FAMILIES OR NON-WORKING RETIRED
FORMER EMPLOYEES OF OAO GAZPROM AVTOPREDPRIYATIE.

PROPOSAL #085: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO SOGAZ PURSUANT TO WHICH
OAO SOGAZ UNDERTAKES, IN THE EVENT THAT OAO GAZPROM,
ACTING IN ITS CAPACITY AS CUSTOMS BROKER, INCURS
LIABILITY AS A RESULT OF ANY HARM HAVING BEEN CAUSED
TO THE PROPERTY OF THIRD PERSONS.

PROPOSAL #086: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO SOGAZ PURSUANT TO WHICH
OAO SOGAZ UNDERTAKES, WHENEVER HARM (DAMAGE OR
DESTRUCTION) IS CAUSED TO A TRANSPORTATION VEHICLE
OWNED BY OAO GAZPROM. ALL AS MORE FULLY DESCRIBED IN
THE PROXY STATEMENT.

PROPOSAL #087: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENT
BETWEEN OAO GAZPROM AND OAO SOGAZ PURSUANT TO WHICH
OAO SOGAZ UNDERTAKES, IN THE EVENT. ALL AS MORE FULLY
 DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #088: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO VOSTOKGAZPROM, OAO
GAZPROM PROMGAZ, OAO GAZPROMREGIONGAZ, OOO GAZPROM
EXPORT, OAO GAZPROM SPACE SYSTEMS, OOO GAZPROMTRANS,
OOO GAZPROM KOMPLEKTATSIYA, OAO LAZURNAYA, ZAO
GAZPROM NEFT ORENBURG, ZAO YAMALGAZINVEST, OAO
SALAVATNEFTEORGSINTEZ, DOAO TSENTRENERGOGAZ OF OAO
GAZPROM AND OAO TSENTRGAZ (THE CONTRACTORS).

PROPOSAL #089: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND DOAO TSENTRENERGOGAZ OF OAO
GAZPROM PURSUANT TO WHICH DOAO TSENTRENERGOGAZ OF OAO
 GAZPROM UNDERTAKES TO PERFORM DURING THE PERIOD FROM
 JULY 1, 2009 TO OCTOBER 30, 2010.

PROPOSAL #090: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZAVTOMATIKA OF OAO
GAZPROM PURSUANT TO WHICH OAO GAZAVTOMATIKA OF OAO
GAZPROM UNDERTAKES TO PERFORM DURING THE PERIOD FROM
JULY 1, 2009 TO JUNE 30, 2011.

PROPOSAL #091: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ PURSUANT
TO WHICH OAO GAZPROM PROMGAZ UNDERTAKES TO PERFORM
RESEARCH WORK FOR DEVELOPMENT OF RECOMMENDATIONS
REGARDING THE DETERMINATION OF THE AMOUNTS OF
OVERHEAD EXPENSES AND ANTICIPATED PROFITS IN THE
CONSTRUCTION OF OAO GAZPROM'S WELLS, ALL AS MORE
FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #092: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ
UNDERTAKES TO PERFORM RESEARCH WORK FOR DEVELOPMENT
OF PROGRAMS FOR THE RECONSTRUCTION AND TECHNOLOGICAL
UPGRADING OF THE GAS FACILITIES OF THE GAZPROM GROUP
FOR 2010, ALL AS MORE FULLY DESCRIBED IN THE PROXY

PROPOSAL #093: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ
UNDERTAKES TO PERFORM RESEARCH WORK FOR DEVELOPMENT
OF A CONCEPT FOR UTILIZATION OF RENEWABLE ENERGY
SOURCES BY OAO GAZPROM ON THE BASIS OF AN ANALYSIS OF
 THE EXPERIENCE OF GLOBAL ENERGY COMPANIES IN THE
AREA OF DEVELOPMENT OF ALTERNATIVE POWER, ALL AS MORE
 FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #094: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ
UNDERTAKES TO PERFORM RESEARCH WORK FOR DEVELOPMENT
OF REGULATORY AND TECHNICAL DOCUMENTATION RELATED TO
THE ORGANIZATION AND PERFORMANCE OF REPAIRS AT OAO
GAZPROM'S FACILITIES, ALL AS MORE FULLY DESCRIBED IN
THE PROXY STATEMENT.

PROPOSAL #095: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ
UNDERTAKES TO PERFORM RESEARCH WORK FOR IMPROVING THE
 REGULATORY AND METHODOLOGICAL FRAMEWORK FOR ENERGY
SAVING AT OAO GAZPROM'S FACILITIES, ALL AS MORE FULLY
 DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #096: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ PURSUANT
TO WHICH OAO GAZPROM PROMGAZ UNDERTAKES TO PERFORM
RESEARCH WORK FOR DEVELOPMENT OF REGULATORY DOCUMENTS
 IN THE AREA OF THE ENERGY INDUSTRY, INCLUDING SEA-
BASED FACILITIES, ALL AS MORE FULLY DESCRIBED IN THE
PROXY STATEMENT.

PROPOSAL #097: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ PURSUANT
TO WHICH OAO GAZPROM PROMGAZ UNDERTAKES TO PERFORM
RESEARCH WORK FOR DEVELOPMENT OF A SYSTEM OF MEDICAL,
 SANITARY AND PSYCHOLOGICAL SUPPORT FOR WORK AT THE
SHTOKMAN FIELD MAKING USE OF ROTATIONAL TEAM LABOR,
ALL AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #098: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ PURSUANT
TO WHICH OAO GAZPROM PROMGAZ UNDERTAKES TO PERFORM
RESEARCH WORK FOR ANALYTICAL STUDIES OF THE COST OF 1
 METER OF DRILLING PROGRESS AT OAO GAZPROM'S FIELDS
AND SITES, ALL AS MORE FULLY DESCRIBED IN THE PROXY
STATEMENT.

PROPOSAL #099: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ PURSUANT
TO WHICH OAO GAZPROM PROMGAZ UNDERTAKES TO PERFORM
RESEARCH WORK FOR ARRANGING FOR THE MONITORING OF
PRICES FOR ALL TYPES OF CAPITAL CONSTRUCTION
RESOURCES WITH REFERENCE TO AREAS OF CLUSTERED
CONSTRUCTION OF OAO GAZPROM'S FACILITIES, ALL AS MORE
 FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #100: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
OF OAO GAZPROM WITH OAO GAZPROM PROMGAZ AND OAO
GAZAVTOMATIKA OF OAO GAZPROM (THE CONTRACTORS), ALL
AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #101: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO GAZPROM INVEST YUG, OOO
GAZPROMTRANS, ZAO GAZPROM ZARUBEZHNEFTEGAZ, OAO
GAZPROM PROMGAZ, OOO SEVERNEFTEGAZPROM, ZAO
YAMALGAZINVEST, ZAO GAZPROM NEFT ORENBURG, OOO
GAZPROM KOMPLEKTATSIYA, OAO VOSTOKGAZPROM, OAO
TOMSKGAZPROM, OAO TGK-1, OAO MOSENERGO, OOO GAZPROM
TSENTRREMONT, OAO TSENTRGAZ, OOO GAZPROM EXPORT, ALL
AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OIL CO LUKOIL
  TICKER:                N/A             CUSIP:     677862104
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the 2008 annual report of Oao                        ISSUER          YES          FOR               FOR
Lukoil and the annual financial statements, including
 income statements [profit and loss accounts] of the
Company, and also distribution of profits [including
through the payment (declaration) of dividends] and
losses of the Company on the basis of annual results
and determination of the size, date, form and
procedure of payment of dividends

PROPOSAL #2.1: Elect Mr. Vagit Yu. Alekperov as a                          ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #2.2: Elect Mr. Igor V. Belikov as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Elect Mr. Viktor V. Blazheev as a                           ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #2.4: Elect Mr. Donald E. Wallette (Jr.) as                       ISSUER          YES        AGAINST           AGAINST
a Director

PROPOSAL #2.5: Elect Mr. Valery I. Grayfer as a                            ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #2.6: Elect Mr. German O. Gref as a Director                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.7: Elect Mr. Igor S. Ivanov as a Director                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.8: Elect Mr. Ravil U. Maganov as a                             ISSUER          YES        AGAINST           AGAINST
Director
PROPOSAL #2.9: Elect Mr. Richard H. Matzke as a                            ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #2.10: Elect Mr. Sergei A. Mikhailov as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.11: Elect Mr. Nikolai A. Tsvetkov as a                         ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #2.12: Elect Mr. Alexander N. Shokhin as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.1: Elect Mr. Lyubov Ivanova as a Member                        ISSUER          YES          FOR               FOR
to the Audit Commission

PROPOSAL #3.2: Elect Mr. Pavel Kondratyev as a Member                      ISSUER          YES          FOR               FOR
 to the Audit Commission

PROPOSAL #3.3: Elect Mr. Vladimir Nikitenko as a                           ISSUER          YES          FOR               FOR
Member to the Audit Commission

PROPOSAL #4.1: Approve the disbursement of                                 ISSUER          YES          FOR               FOR
remuneration to the Directors and the Members of the
Audit Commission

PROPOSAL #4.2: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Directors and the Members of the Audit Commission at
levels approved at 26 JUN 2008, AGM

PROPOSAL #5.: Ratify Zao KPMG as the Auditor                               ISSUER          YES          FOR               FOR

PROPOSAL #6.: Amend the regulations on the procedure                       ISSUER          YES          FOR               FOR
for preparing and holding the general shareholders
meeting of Oao Lukoil

PROPOSAL #7.: Approve the interested-party transaction                     ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OIL CO LUKOIL
  TICKER:                LUKOY           CUSIP:     677862104
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: TO APPROVE THE 2008 ANNUAL REPORT OF                         ISSUER          YES          FOR               FOR
OAO LUKOIL AND THE ANNUAL FINANCIAL STATEMENTS,
INCLUDING INCOME STATEMENTS (PROFIT AND LOSS
ACCOUNTS) OF THE COMPANY, AND ALSO DISTRIBUTION OF
PROFITS (INCLUDING THROUGH THE PAYMENT (DECLARATION)
OF DIVIDENDS) AND LOSSES OF THE COMPANY ON THE BASIS
OF ANNUAL RESULTS. DETERMINATION OF THE SIZE, DATE,
FORM AND PROCEDURE OF PAYMENT OF DIVIDENDS.

PROPOSAL #2A: ELECTION OF DIRECTOR: ALEKPEROV, VAGIT                       ISSUER          YES        AGAINST           AGAINST
YUSUFOVICH

PROPOSAL #2B: ELECTION OF DIRECTOR: BELIKOV, IGOR                          ISSUER          YES          FOR               FOR
VYACHESLAVOVICH

PROPOSAL #2C: ELECTION OF DIRECTOR: BLAZHEEV, VIKTOR                       ISSUER          YES        AGAINST           AGAINST
VLADIMIROVICH

PROPOSAL #2D: ELECTION OF DIRECTOR: WALLETTE (JR.),                        ISSUER          YES        AGAINST           AGAINST
DONALD EVERT

PROPOSAL #2E: ELECTION OF DIRECTOR: GRAYFER, VALERY                        ISSUER          YES        AGAINST           AGAINST
ISAAKOVICH

PROPOSAL #2F: ELECTION OF DIRECTOR: GREF, HERMAN                           ISSUER          YES        AGAINST           AGAINST
OSKAROVICH

PROPOSAL #2G: ELECTION OF DIRECTOR: IVANOV, IGOR                           ISSUER          YES        AGAINST           AGAINST
SERGEEVICH

PROPOSAL #2H: ELECTION OF DIRECTOR: MAGANOV, RAVIL                         ISSUER          YES        AGAINST           AGAINST
ULFATOVICH

PROPOSAL #2I: ELECTION OF DIRECTOR: MATZKE, RICHARD                        ISSUER          YES        AGAINST           AGAINST
HERMAN

PROPOSAL #2J: ELECTION OF DIRECTOR: MIKHAILOV, SERGEI                      ISSUER          YES          FOR               FOR
 ANATOLIEVICH

PROPOSAL #2K: ELECTION OF DIRECTOR: TSVETKOV, NIKOLAI                      ISSUER          YES        AGAINST           AGAINST
 ALEXANDROVICH

PROPOSAL #2L: ELECTION OF DIRECTOR: SHOKHIN,                               ISSUER          YES          FOR               FOR
ALEXANDER NIKOLAEVICH

PROPOSAL #3A: TO ELECT THE AUDIT COMMISSION FROM THE                       ISSUER          YES          FOR               FOR
LIST OF CANDIDATES APPROVED BY THE BOARD OF DIRECTORS
 OF OAO LUKOIL ON 4 FEBRUARY 2009 (MINUTES N2 4):
IVANOVA, LYUBOV GAVRILOVNA.

PROPOSAL #3B: TO ELECT THE AUDIT COMMISSION FROM THE                       ISSUER          YES          FOR               FOR
LIST OF CANDIDATES APPROVED BY THE BOARD OF DIRECTORS
 OF OAO LUKOIL ON 4 FEBRUARY, 2009 (MINUTES N2 4):
KONDRATIEV, PAVEL GENNADIEVICH

PROPOSAL #3C: TO ELECT THE AUDIT COMMISSION FROM THE                       ISSUER          YES          FOR               FOR
LIST OF CANDIDATES APPROVED BY THE BOARD OF DIRECTORS
 OF OAO LUKOIL ON 4 FEBRUARY, 2009 (MINUTES N2 4):
NIKITENKO, VLADIMIR NIKOLAEVICH

PROPOSAL #4A: TO PAY REMUNERATION AND REIMBURSE                            ISSUER          YES          FOR               FOR
EXPENSES TO MEMBERS OF THE BOARD OF DIRECTORS AND THE
 AUDIT COMMISSION OF OAO LUKOIL ACCORDING TO
APPENDIX HERETO.

PROPOSAL #4B: TO DEEM IT APPROPRIATE TO RETAIN THE                         ISSUER          YES          FOR               FOR
AMOUNTS OF REMUNERATION FOR MEMBERS OF THE BOARD OF
DIRECTORS AND THE AUDIT COMMISSION OF THE COMPANY
ESTABLISHED BY DECISION OF THE ANNUAL GENERAL
SHAREHOLDERS MEETING OF OAO LUKOIL OF 26 JUNE 2008
(MINUTES NO. 1).

PROPOSAL #05: TO APPROVE THE INDEPENDENT AUDITOR OF                        ISSUER          YES          FOR               FOR
OAO LUKOIL - CLOSED JOINT STOCK COMPANY KPMG.

PROPOSAL #06: TO APPROVE AMENDMENTS TO THE                                 ISSUER          YES          FOR               FOR
REGULATIONS ON THE PROCEDURE FOR PREPARING AND
HOLDING THE GENERAL SHAREHOLDERS MEETING OF OAO
LUKOIL, PURSUANT TO THE APPENDIX HERETO.

PROPOSAL #07: TO APPROVE AN INTERESTED-PARTY                               ISSUER          YES          FOR               FOR
TRANSACTION - POLICY (CONTRACT) ON INSURING THE
LIABILITY OF DIRECTORS, OFFICERS AND CORPORATIONS
BETWEEN OAO LUKOIL AND OAO KAPITAL STRAKHOVANIE, ON
THE TERMS AND CONDITIONS INDICATED IN THE APPENDIX
HERETO.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ORIX CORPORATION
  TICKER:                N/A             CUSIP:     J61933123
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Expand Business                           ISSUER          YES          FOR               FOR
Lines, Approve Minor Revisions Related to
Dematerialization of Shares and the Other Updated
Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OSAKA GAS CO.,LTD.
  TICKER:                N/A             CUSIP:     J62320114
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Allow Use of                              ISSUER          YES          FOR               FOR
Electronic Systems for Public Notifications, Approve
Minor Revisions Related to Dematerialization of
Shares and the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OXIANA LTD
  TICKER:                N/A             CUSIP:     Q7186A100
  MEETING DATE:          7/18/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve to change the Company name for                      ISSUER          YES          FOR               FOR
 the purposes of Section 157 (1) of the Corporations
Act 2001 and for all other purposes, the Company
adopt 'OZ Minerals Limited' as the New name of the

PROPOSAL #2.1: Re-elect Mr. Owen Leigh Hegarty as a                        ISSUER          YES          FOR               FOR
Director of the Company, who retires in accordance
with Article 6.3(h)of the Company's Constitution

PROPOSAL #2.2: Re-elect Mr. Peter Mansell as a                             ISSUER          YES          FOR               FOR
Director of the Company, who retires in accordance
with Article 6.3 of the Company's Constitution

PROPOSAL #2.3: Re-elect Dr. Peter Cassidy  as a                            ISSUER          YES          FOR               FOR
Director of the Company, who retires in accordance
with Article 6.3 of the Company's Constitution

PROPOSAL #2.4: Re-elect Mr. Anthony Larkin as a                            ISSUER          YES          FOR               FOR
Director of the Company, who retires in accordance
with Article 6.3 of the Company's Constitution

PROPOSAL #2.5: Re-elect Mr. Richard Knight as a                            ISSUER          YES          FOR               FOR
Director of the Company, who retires in accordance
with Article 6.3 of the Company's Constitution

PROPOSAL #2.6: Re-elect Mr. Dean Pritchard as a                            ISSUER          YES          FOR               FOR
Director of the Company, who retires in accordance
with Article 6.3 of the Company's Constitution

PROPOSAL #3.: Approve to increase the Directors' fee                       ISSUER          YES          FOR               FOR
limit from the maximum total amount of Directors' fee
 payable by the Company to Non-Executive Directors by
 AUD 1,500,000 per annum to a maximum of AUD
2,700,000 per annum with effect from 20 JUN 2008

PROPOSAL #4.: Approve, for the purposes of Section                         ISSUER          YES        AGAINST           AGAINST
200E of the Corporations Act 2001 and for all other
purposes the Company benefits payable to Mr. Owen
Hegarty in connection with his retirement as Managing
 Director and CEO as described in the Explanatory
Memorandum accompanying the notice convening this
meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                P.T. TELEKOMUNIKASI INDONESIA, TBK
  TICKER:                TLK             CUSIP:     715684106
  MEETING DATE:          9/19/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: FILLING THE VACANT POSITION ON THE                           ISSUER          YES          FOR               FOR
BOARD OF COMMISSIONERS.

PROPOSAL #02: EXTENSION OF THE TERM OF THE COMPANY'S                       ISSUER          YES          FOR               FOR
BOARD OF COMMISSIONERS, WHICH MEMBERS WERE ELECTED IN
 THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
DATED 10 MARCH 2004, UNTIL THE CLOSING OF THE
COMPANY'S ANNUAL GENERAL MEETING OF SHAREHOLDERS IN
2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                P.T. TELEKOMUNIKASI INDONESIA, TBK
  TICKER:                TLK             CUSIP:     715684106
  MEETING DATE:          6/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF THE COMPANY'S ANNUAL REPORT                      ISSUER          YES          FOR               FOR
 FOR THE 2008 FINANCIAL YEAR, INCLUDING THE BOARD OF
COMMISSIONERS' SUPERVISORY REPORT.

PROPOSAL #02: RATIFICATION OF FINANCIAL REPORT AND                         ISSUER          YES          FOR               FOR
PARTNERSHIP & COMMUNITY DEVELOPMENT PROGRAM FOR THE
2008 FINANCIAL YEAR, & ACQUITTAL & DISCHARGE TO ALL
MEMBERS OF BOARD OF DIRECTORS & COMMISSIONERS.

PROPOSAL #03: APPROPRIATION OF THE COMPANY'S NET                           ISSUER          YES          FOR               FOR
INCOME FOR THE 2008 FINANCIAL YEAR.

PROPOSAL #04: DETERMINATION OF REMUNERATION FOR                            ISSUER          YES          FOR               FOR
MEMBERS OF BOARD OF DIRECTORS AND BOARD OF
COMMISSIONER FOR THE 2009 FINANCIAL YEAR.

PROPOSAL #05: APPOINTMENT OF PUBLIC ACCOUNTANT OFFICE                      ISSUER          YES          FOR               FOR
 TO AUDIT THE COMPANY'S FINANCIAL STATEMENTS FOR THE
2009 FINANCIAL YEAR INCLUDING INTERNAL CONTROL AUDIT
ON THE FINANCIAL STATEMENTS, ALL AS MORE FULLY
DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #06: STIPULATION OF MINISTER OF STATE OWNED-                      ISSUER          YES          FOR               FOR
ENTERPRISES REGULATION NO.05/MBU/2008 REGARDING
GENERAL GUIDANCE FOR THE PROCUREMENT OF GOODS AND
SERVICES FOR STATE-OWNED ENTERPRISES.

PROPOSAL #07: APPOINTMENT/CHANGE OF THE MEMBERS OF                         ISSUER          YES        AGAINST           AGAINST
THE COMPANY'S BOARD OF COMMISSIONERS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PETRO-CDA
  TICKER:                N/A             CUSIP:     71644E102
  MEETING DATE:          6/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve the plan of arrangement [the                        ISSUER          YES          FOR               FOR
Arrangement] under Section 192 of the Canada Business
 Corporations Act providing for the amalgamation of
Suncor Energy Incorporation and Petro-Canada, as
specified

PROPOSAL #2.: Approve new Stock Option Plan for the                        ISSUER          YES          FOR               FOR
Corporation resulting from the amalgamation of Petro-
Canada and Suncor pursuant to the arrangement,
conditional upon the arrangement becoming effective

PROPOSAL #3.1: Elect Mr. Ron A. Brenneman as a                             ISSUER          YES          FOR               FOR
Director of Petro-Canada to hold office until the
earlier of the completion of the arrangement and the
close of the next AGM

PROPOSAL #3.2: Elect Mr. Hans Brenninkmeyer as a                           ISSUER          YES          FOR               FOR
Director of Petro-Canada to hold office until the
earlier of the completion of the arrangement and the
close of the next AGM

PROPOSAL #3.3: Elect Mr. Claude Fontaine as a                              ISSUER          YES          FOR               FOR
Director of Petro-Canada to hold office until the
earlier of the completion of the arrangement and the
close of the next AGM

PROPOSAL #3.4: Elect Mr. Paul Haseldonckx as a                             ISSUER          YES          FOR               FOR
Director of Petro-Canada to hold office until the
earlier of the completion of the arrangement and the
close of the next AGM

PROPOSAL #3.5: Elect Mr. Thomas E. Kierans as a                            ISSUER          YES          FOR               FOR
Director of Petro-Canada to hold office until the
earlier of the completion of the arrangement and the
close of the next AGM

PROPOSAL #3.6: Elect Mr. Brian F. MacNeill as a                            ISSUER          YES          FOR               FOR
Director of Petro-Canada to hold office until the
earlier of the completion of the arrangement and the
close of the next AGM

PROPOSAL #3.7: Elect Mr. Maureen McCaw as a Director                       ISSUER          YES          FOR               FOR
of Petro-Canada to hold office until the earlier of
the completion of the arrangement and the close of
the next AGM

PROPOSAL #3.8: Elect Mr. Paul D. Melnuk as a Director                      ISSUER          YES          FOR               FOR
 of Petro-Canada to hold office until the earlier of
the completion of the arrangement and the close of
the next AGM

PROPOSAL #3.9: Elect Mr. Guylaine Saucier as a                             ISSUER          YES          FOR               FOR
Director of Petro-Canada to hold office until the
earlier of the completion of the arrangement and the
close of the next AGM

PROPOSAL #3.10: Elect Mr. James W. Simpson as a                            ISSUER          YES          FOR               FOR
Director of Petro-Canada to hold office until the
earlier of the completion of the arrangement and the
close of the next AGM

PROPOSAL #3.11: Elect Mr. Daniel L. Valot as a                             ISSUER          YES          FOR               FOR
Director of Petro-Canada to hold office until the
earlier of the completion of the arrangement and the
close of the next AGM

PROPOSAL #4.: Appoint Deloitte & Touche LLP as the                         ISSUER          YES          FOR               FOR
Auditors of Petro-Canada until the earlier of the
completion of the arrangement and the close of the
next annual meeting of shareholders of Petro-Canada

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PETROLEO BRASILEIRO S.A. - PETROBRAS
  TICKER:                PBRA            CUSIP:     71654V101
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #IV: ELECTION OF ONE MEMBER OF THE BOARD OF                       ISSUER          YES       WITHHOLD           AGAINST
DIRECTORS

PROPOSAL #VI: ELECTION OF ONE MEMBER OF THE AUDIT                          ISSUER          YES        AGAINST           AGAINST
COMMITTEE AND HIS/HER RESPECTIVE SUBSITUTE

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PETROLEO BRASILEIRO S.A. - PETROBRAS
  TICKER:                PBR             CUSIP:     71654V408
  MEETING DATE:          11/24/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF THE PROTOCOL AND THE                             ISSUER          YES          FOR               FOR
JUSTIFICATION OF INCORPORATION, DATED OCTOBER 2 2008,
 SIGNED BY PETROBRAS, AS THE SURVIVING COMPANY, AND
BY '17 DE MAIO PARTICIPACOES S.A'., AS THE ACQUIRED
COMPANY, TOGETHER WITH THE RESPECTIVE PERTINENT
DOCUMENTS, AND THE APPROVAL OF '17 DE MAIO
PARTICIPACOES S.A.' INCORPORATION OPERATION.

PROPOSAL #02: APPROVAL OF THE APPOINTMENT OF A                             ISSUER          YES          FOR               FOR
SPECIALIZED COMPANY TO EVALUATE THE ASSETS AND THE
APPROVAL OF THE RESPECTIVE EVALUATION REPORT, UNDER
THE TERMS OF 1 AND 3 OF ART. 227, LAW NO. 6.404/76.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PETROLEO BRASILEIRO S.A. - PETROBRAS
  TICKER:                PBR             CUSIP:     71654V408
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I: MANAGEMENT REPORT, FINANCIAL STATEMENTS                       ISSUER          YES          FOR               FOR
AND AUDIT COMMITTEE'S OPINION FOR THE FISCAL YEAR 2008

PROPOSAL #II: CAPITAL EXPENDITURE BUDGET FOR THE                           ISSUER          YES          FOR               FOR
FISCAL YEAR 2009

PROPOSAL #III: DISTRIBUTION OF RESULTS FOR THE FISCAL                      ISSUER          YES          FOR               FOR
 YEAR 2008

PROPOSAL #IV: ELECTION OF MEMBERS OF THE BOARD OF                          ISSUER          YES        AGAINST           AGAINST
DIRECTORS

PROPOSAL #V: ELECTION OF CHAIRMAN OF THE BOARD OF                          ISSUER          YES        AGAINST           AGAINST
DIRECTORS

PROPOSAL #VI: ELECTION OF MEMBERS OF THE AUDIT BOARD                       ISSUER          YES        AGAINST           AGAINST
AND THEIR RESPECTIVE SUBSTITUTES

PROPOSAL #VII: ESTABLISHMENT OF THE COMPENSATION OF                        ISSUER          YES          FOR               FOR
MANAGEMENT AND EFFECTIVE MEMBERS OF THE AUDIT
COMMITTEE, AS WELL AS THEIR PARTICIPATION IN THE
PROFITS PURSUANT TO ARTICLES 41 AND 56 OF THE
COMPANY'S BYLAWS

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PHILIPS ELECTRS N V (KONINKLIJKE PHILIPS ELECTRS N
  TICKER:                N/A             CUSIP:     N6817P109
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #2.a: Adoption of the 2008 financial                              ISSUER          NO           N/A               N/A
statements.

PROPOSAL #2.c: Adoption of the distribution to                             ISSUER          NO           N/A               N/A
shareholders of EUR 0.70 per common share against the
 retained earnings.

PROPOSAL #2.d: Discharge of the responsibilities of                        ISSUER          NO           N/A               N/A
the members of the Board of Management.

PROPOSAL #2.e: Discharge of the responsibilities of                        ISSUER          NO           N/A               N/A
the members of the Supervisory Board.

PROPOSAL #3: Re-appointment of Mr P-J. Sivignon as                         ISSUER          NO           N/A               N/A
member of the Board of Management.

PROPOSAL #4.a: Re-appointment of Mr. J.J. Schiro as                        ISSUER          NO           N/A               N/A
member of the Supervisory Board.

PROPOSAL #4.b: Appointment of Mr. J. van der Veer as                       ISSUER          NO           N/A               N/A
member of the Supervisory Board.

PROPOSAL #4.c: Appointment of Ms. C.A. Poon as member                      ISSUER          NO           N/A               N/A
 of the Supervisory Board.

PROPOSAL #5.: Amendment of the Long-Term Incentive                         ISSUER          NO           N/A               N/A
Plan.

PROPOSAL #6.a: Authorization of the Board of                               ISSUER          NO           N/A               N/A
Management to issue or grant rights to acquire shares.

PROPOSAL #6.b: Authorization of the Board of                               ISSUER          NO           N/A               N/A
Management to restrict or exclude pre-emption rights.

PROPOSAL #7.: Authorization of the Board of                                ISSUER          NO           N/A               N/A
Management to acquire shares in the Company.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PING AN INSURANCE (GROUP) COMPANY OF CHINA LTD
  TICKER:                N/A             CUSIP:     Y69790106
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Board of                           ISSUER          YES          FOR               FOR
Directors of the Company [the Board of Directors] for
 the YE 31 DEC 2008

PROPOSAL #2.: Approve the report of the Supervisory                        ISSUER          YES          FOR               FOR
Committee of the Company [the Supervisory Committee]
for the YE 31 DEC 2008

PROPOSAL #3.: Approve the annual report and its                            ISSUER          YES          FOR               FOR
summary of the Company for the YE 31 DEC 2008

PROPOSAL #4.: Approve the report of the Auditors and                       ISSUER          YES          FOR               FOR
audited financial statements of the Company for the
YE 31DEC 2008

PROPOSAL #5.: Approve the Profit Distribution Plan                         ISSUER          YES          FOR               FOR
for the YE 31 DEC 2008

PROPOSAL #6.: Re-appoint Ernst & Young Hua Ming as                         ISSUER          YES          FOR               FOR
the PRC Auditors and Ernst & Young as the
International Auditors of the Company to hold office
until the conclusion of the next AGM and authorize
the Board of Directors to fix their remuneration

PROPOSAL #7.: Re-elect Mr. Ma Mingzhe as an Executive                      ISSUER          YES          FOR               FOR
 Director of the Company to hold office until the
expiry of the term of the 8th Session of the Board of
 Directors

PROPOSAL #8.: Re-elect Mr. Sun Jianyi as an Executive                      ISSUER          YES          FOR               FOR
 Director of the Company to hold office until the
expiry of the term of the 8th Session of the Board of
 Directors

PROPOSAL #9.: Re-elect Mr. Cheung Chi Yan Louis as an                      ISSUER          YES          FOR               FOR
 Executive Director of the Company to hold office
until the expiry of the term of the 8th Session of
the Board of Directors

PROPOSAL #10.: Appoint Ms. Wang Liping as an                               ISSUER          YES          FOR               FOR
Executive Director of the Company to hold office
until the expiry of the term of the 8th Session of
the Board of Directors

PROPOSAL #11.: Appoint Mr. Jason Bo Yao as an                              ISSUER          YES          FOR               FOR
Executive Director of the Company to hold office
until the expiry of the term of the 8th Session of
the Board of Directors

PROPOSAL #12.: Re-elect Ms. Lin Lijun as a Non-                            ISSUER          YES          FOR               FOR
Executive Director of the Company to hold office
until the expiry of the term of the 8th Session of
the Board of Directors

PROPOSAL #13.: Re-elect Mr. Hu Aimin as a Non-                             ISSUER          YES          FOR               FOR
Executive Director of the Company to hold office
until the expiry of the term of the 8th Session of
the Board of Directors

PROPOSAL #14.: Re-elect Mr. Chen Hongbo as a Non-                          ISSUER          YES          FOR               FOR
executive Director of the Company to hold office
until the expiry of the term of the 8th Session of
the Board of Directors

PROPOSAL #15.: Re-elect Mr. Wong Tung Shun Peter as a                      ISSUER          YES          FOR               FOR
 Non-Executive Director of the Company to hold office
 until the expiry of the term of the 8th Session of
the Board of Directors

PROPOSAL #16.: Re-elect Mr. Ng Sing Yip as a Non-                          ISSUER          YES          FOR               FOR
Executive Director of the Company to hold office
until the expiry of the term of the 8th Session of
the Board of Directors

PROPOSAL #17.: Re-elect Mr. Clive Bannister as a Non-                      ISSUER          YES          FOR               FOR
Executive Director of the Company to hold office
until the expiry of the term of the 8th Session of
the Board of Directors

PROPOSAL #18.: Appoint Ms. Li Zhe as a Non-Executive                       ISSUER          YES          FOR               FOR
Director of the Company to hold office until the
expiry of the term of the 8th Session of the Board of
 Directors

PROPOSAL #19.: Re-elect Mr. Chow Wing Kin Anthony as                       ISSUER          YES          FOR               FOR
an Independent Non-Executive Director of the Company
to hold office until the expiry of the term of the
8th Session of the Board of Directors

PROPOSAL #20.: Re-elect Mr. Zhang Hongyi as an                             ISSUER          YES          FOR               FOR
Independent Non-Executive Director of the Company to
hold office until the expiry of the term of the 8th
Session of the Board of Directors

PROPOSAL #21.: Re-elect Mr. Chen Su as an Independent                      ISSUER          YES          FOR               FOR
 Non-Executive Director of the Company to hold office
 until the expiry of the term of the 8th Session of
the Board of Directors

PROPOSAL #22.: Re-elect Mr. Xia Liping as an                               ISSUER          YES          FOR               FOR
Independent Non-Executive Director of the Company to
hold office until the expiry of the term of the 8th
Session of the Board of Directors

PROPOSAL #23.: Appoint Mr. Tang Yunwei as an                               ISSUER          YES          FOR               FOR
Independent Non-Executive Director of the Company to
hold office until the expiry of the term of the 8th
Session of the Board of Directors

PROPOSAL #24.: Appoint Mr. Lee Ka Sze Carmelo as an                        ISSUER          YES          FOR               FOR
Independent Non-Executive Director of the Company to
hold office until the expiry of the term of the 8th
Session of the Board of Directors

PROPOSAL #25.: Appoint Mr. Chung Yu-Wo Danny as an                         ISSUER          YES          FOR               FOR
Independent Non-Executive Director of the Company to
hold office until the expiry of the term of the 8th
Session of the Board of Directors

PROPOSAL #26.: Approve the Directors' emolument plan                       ISSUER          YES          FOR               FOR
for the Board of Directors

PROPOSAL #27.: Appoint Mr. Gu Liji as an Independent                       ISSUER          YES          FOR               FOR
Supervisor of the Company to hold office until the
expiry of the term of the 6th Session of the
Supervisory Committee

PROPOSAL #28.: Re-elect Mr. Sun Fuxin as an                                ISSUER          YES          FOR               FOR
Independent Supervisor of the Company to hold office
until the expiry of the term of the 6th Session of
the Supervisory Committee

PROPOSAL #29.: Appoint Mr. Song Zhijiang as a                              ISSUER          YES          FOR               FOR
Supervisor of the Company representing the
shareholders of the Company to hold office until the
expiry of the term of the 6th Session of the
Supervisory Committee

PROPOSAL #30.: Approve the Supervisors' emolument                          ISSUER          YES          FOR               FOR
plan for the Supervisory Committee

PROPOSAL #S.31: Approve the proposed amendments to                         ISSUER          YES          FOR               FOR
the Articles of Association of the Company as
specified, and authorize the Board of Directors to
make further amendments which in its opinion may be
necessary, desirable and expedient in accordance with
 the applicable laws and regulations, and as may be
required by the China Insurance Regulatory Commission
 [CIRC] and other relevant authorities, the amended
Articles of Association of the Company as referred to
 in this special resolution shall come into effect
following the relevant approvals from CIRC are

PROPOSAL #S.32: Authorize the Board of Directors,                          ISSUER          YES        AGAINST           AGAINST
subject to this Resolution and in accordance with the
 relevant requirements of the Rules Governing the
Listing of Securities on The Stock Exchange of Hong
Kong Limited, the Articles of Association of the
Company and the applicable Laws and regulations of
the People's Republic of China, the exercise by the
Board of Directors during the Relevant Period [as
specified] of all the powers of the Company to allot,
 issue and deal with, either separately or
concurrently, additional H shares of the Company and
to make or grant offers, agreements, options and
rights of exchange or conversion which might require
the exercise of such powers be hereby generally and
unconditionally approved, during and after the
relevant period, the aggregate nominal amount of H
shares allotted, issued and dealt with or agreed
conditionally or unconditionally to be allotted,
issued and dealt with [whether pursuant to an option
or otherwise] by the Board of Directors pursuant to
the approval granted in this Resolution shall not
exceed 20% of the aggregate nominal amount of H
shares of the Company in issue on the date of passing
 this resolution, otherwise than pursuant to [i] a
rights issue [as hereinafter defined] or [ii] any
scrip dividend or similar arrangement providing for
allotment of shares in lieu of the whole or part of a
 dividend on shares of the Company in accordance with
 the Articles of Association; and to make
corresponding amendments to the Articles of
Association of the Company as it thinks fit so as to
reflect the new capital structure upon the allotment
or issuance of shares as provided in this Resolution

PROPOSAL #33.: Appoint Mr. Peng Zhijian as an                              ISSUER          YES          FOR               FOR
Independent Supervisor of the Company to hold office
until the expiry of the term of the 6th Session of
the supervisory Committee

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PORTUGAL TELECOM SGPS SA, LISBOA
  TICKER:                N/A             CUSIP:     X6769Q104
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Management report, balance                       ISSUER          NO           N/A               N/A
sheet and accounts for the year 2008

PROPOSAL #2.: Receive the consolidated Management                          ISSUER          NO           N/A               N/A
report, balance sheet and accounts for the year 2008

PROPOSAL #3.: Approve the application of profits and                       ISSUER          NO           N/A               N/A
distribution of reserves

PROPOSAL #4.: Approve the general appraisal of the                         ISSUER          NO           N/A               N/A
Company's Management and Supervision

PROPOSAL #5.: PLEASE NOTE THAT THIS IS A SHAREHOLDERS                      ISSUER          NO           N/A               N/A
 PROPOSAL: amend the number 1 of Article 18 of the
Company's Articles of Association

PROPOSAL #6.: Elect the Members of the corporate                           ISSUER          NO           N/A               N/A
bodies and of the compensation committee for the
2009-2011 term of office

PROPOSAL #7.: Elect the Chartered Accountant,                              ISSUER          NO           N/A               N/A
effective and alternate, for the 2009-2011 term of
office

PROPOSAL #8.: Amend the number 4 of Article 13 of the                      ISSUER          NO           N/A               N/A
 Company's Article of Association

PROPOSAL #9.: Approve the acquisition and disposal of                      ISSUER          NO           N/A               N/A
 own shares

PROPOSAL #10.: Approve, pursuant to number 4 of                            ISSUER          NO           N/A               N/A
Article 8 of the Article of Association, on the
parameters applicable in the event of any issuance of
 bonds convertible into shares that may be resolved
upon by the Board of Directors

PROPOSAL #11.: Approve the suppression of the pre-                         ISSUER          NO           N/A               N/A
emptive right of shareholders in the subscription of
any issuance of convertible bonds as referred to
under Item 9 hereof as may be resolved upon by the
Board of Directors

PROPOSAL #12.: Approve to resolve the issuance of                          ISSUER          NO           N/A               N/A
bonds and other securities, of whatever nature, by
the Board of Directors, and notably on the fixing of
the value of such securities in accordance with
number 3 of Article 8 and Paragraph e) of number 1 of
 Article 15 of the Articles of Association

PROPOSAL #13.: Approve to resolve on the acquisition                       ISSUER          NO           N/A               N/A
and disposal of own bonds and other own securities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PPR SA, PARIS
  TICKER:                N/A             CUSIP:     F7440G127
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #o.1: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors, the Chairman of the Board of Director and
the Auditors, approve the Company's financial
statements for the YE 2008, as presented

PROPOSAL #O.2: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditors; approve the consolidated
financial statements for the said FY, in the form
presented to the meeting

PROPOSAL #O.3: Approve the Company's financial                             ISSUER          YES          FOR               FOR
statements as presented, showing: net earnings of EUR
 76,521,207.80 increased by the previous retained
earning of EUR 1,624,687,687.06 i.e a distributable
profit balance of EUR 1,701,208,894.96 and resolve to
 appropriate the distributable earnings as specified:
 to the legal reserve: EUR 0.00, to the dividends:
EUR 417,632,744.10, to the retained earnings: EUR
1,283,576,150.76; receive a net dividend of EUR 3.30
per share and will entitle to the 40% deduction
provided by the French General Tax Code, the dividend
 will be paid on 14 MAY 2009, the amount of the
unpaid dividend on shares held by the Company shall
be allocated to the retained earnings account as
required by Law, it is reminded that, for the last 3
financial years, the dividends paid, were as
specified: EUR 2.72, distributed in 2006 and entitled
 to the 40% deduction, EUR 3.00, distributed in 2007
and entitled to the 10% deduction EUR 3.45,
distributed in 2008 and entitled to the 40% deduction

PROPOSAL #O.4: Approve the award total annual fees of                      ISSUER          YES          FOR               FOR
 EUR 66,000.00 to the Directors

PROPOSAL #O.5: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
trade in the Company's shares on the stock market,
subject to the conditions specified: maximum purchase
 price: EUR 125.00, maximum number of shares to be
acquired: 10% of the share capital, i.e. 12,655,537
shares, maximum funds invested in the share buybacks:
 EUR 1,581,942,125.00, the number of shares acquired
by the Company with a view to their retention or
their subsequent delivery in payment or exchange as
part of a merger, divestment or capital contribution
cannot exceed 5% of its capital, to take all
necessary measures and accomplish all necessary
formalities; [Authority expires after 18 month
period]; it supersedes the fraction unused of the
authorization granted by the shareholders meeting of

PROPOSAL #E.6: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
reduce the share capital, on one or more occasions
and at its sole discretion, by canceling all or part
of the shares held by the Company in connection with
Article L.225-2 of the French Commercial Code, up too
 a maximum of 10% of the share capital over a 24
month period and to take all necessary measures and
accomplish all necessary formalities; [Authority is
given for a 26 month period]; it supercedes the
fraction unused of the authorization granted by the
shareholders' meeting of 14 MAY 2007

PROPOSAL #E.7: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
increase on one or more occasions, in France or
abroad, the share capital, by issuance with the
shareholder' preferred subscription rights
maintained, of shares and, or any securities giving
access to capital securities and, or securities
giving right to the allocation of debt securities;
the maximum nominal amount of capital increases to be
 carried out under this delegation of authority shall
 not exceed EUR 200,000.000.00 nominal amount of debt
 securities issued shall not exceed EUR
6,000,000,000.00 and to take all necessary measures
and accomplish all necessary formalities; [Authority
is given for a 26 month period]; it supercedes the
fraction unused of the authorization granted by the
shareholders' meeting of 14 MAY 2007

PROPOSAL #E.8: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
increase on one or more occasions, in France or
abroad and, or upon the international market, by way
of a public offer or by an offer governed by Article
L.411-2 of the French monetary and financial market,
the share capital, by issuance, with cancellation of
the preferential subscription rights, of shares and,
or any securities giving access to capital securities
 and, or securities giving right to the allocation of
 debt securities; the maximum nominal amount of
capital increases to be carried our under this
delegation of authority shall not exceed EUR
200,000,000.00 the nominal amount of Debt Securities
issued shall not exceed 6,000,000,000.00 ; authorize
the Board of Directors to take all necessary measures
 and accomplish all necessary formalities; [Authority
 is given for a 26 month period]; it supercedes the
fraction unused of the authorization granted by the
shareholders' meeting of 14 MAY 2007

PROPOSAL #E.9: Authorize the Board of Directors in                         ISSUER          YES          FOR               FOR
order to increase the share capital, in one or more
occasions and at its sole discretion, by way of
capitalizing reserves, profits or issue premiums, by
issuing bonus shares or raising the par value off
existing shares, or by a combination of these
methods; the amount of capital increase which may be
carried accordingly with the present Resolution shall
 not exceed the overall amount of the sums which may
be capitalized and shall not exceed the overall
ceiling set fourth in Resolution 12; authorize the
Board of Directors to take all necessary measures and
 accomplish all necessary formalities; this
delegation is given of a 26 month period; it
supersedes the fraction unused of the delegation
grated by the shareholders' meeting of 14 MAY 2007

PROPOSAL #E.10: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
set for the issues carried out in accordance with
Resolution 8, the issue price of the shares or
securities giving access to the capital, accordingly
with the terms and conditions determined by the
shareholders' meeting, within the limit of 10% of the
 Company's share capital per year, in the framework
of a share capital increase by way of issuing shares
with cancellation of the preferential subscription
rights; this authorization is give for a 26-month

PROPOSAL #E.11: Authorize the Board of Director,                           ISSUER          YES        AGAINST           AGAINST
according with the delegation granted to it virtue
the of resolution 7, 8 and 10, to increase the number
 of securities to be issued in the event of a capital
 increase with or without preferential subscription
right of shareholders at the same price as the
initial issue, within 30 days of the closing of the
subscription period and within the limit governed by
the Article L 225 -135-1 and R 225-118 of the French
Commercial Code and within the limit set forth the
number of securities

PROPOSAL #E.12: Approve that, the overall nominal                          ISSUER          YES          FOR               FOR
amount pertaining to the capital increase to be
carried out with the use of the delegation given by
the resolutions 7, 8, 9, 10 and 11 shall not exceed
EUR 200,0000,000,00 the issues of debt securities to
be carried out with the use of the delegation given
by the resolution 7, 8, 9, 10 and 11 shall not exceed
 EUR 6,000,000,000,00

PROPOSAL #E.13: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital with cancellation of the
shareholders preferential subscription rights up to
10 % of the share capital [this ceiling of resolution
 12 of present shareholders, meeting in consideration
 for the contribution in kind granted to the Company
and comprised of capital securities or securities
giving access to share capital this authorizations
granted for a 26 month period the shareholders'
meeting delegates all powers to the Board of Director
 to takes all necessary measure and accomplish all
necessary formalities

PROPOSAL #E.14: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital, on one or more occasions,
 at its sole discretion, by way of issuing shares or
other securities giving access to the capital, in
favour of employees and former employees of the
Company and related Companies or groups, who are
Members of a Company savings plan; authorization is
given for a nominal amount that shall not exceed EUR
5,062, 215.00; the total number of shares which may
be subscribed accordingly with the present resolution
 shall not exceed 1,265,553 shares; authorize the
Board of Directors to take all necessary measures and
 accomplish all necessary formalities; this
authorization is given for a 26-month period; it
supersedes the fraction unused of the authorization
granted by the shareholders' meeting of 14 MAY 2007

PROPOSAL #e.15: Amend Article 10 of the bylaws                             ISSUER          YES          FOR               FOR
related to the spreading renewal of the Directors

PROPOSAL #O.16: Appoint Mr. Pierre Bellon as the                           ISSUER          YES          FOR               FOR
Director for a 2-year period

PROPOSAL #O.17: Appoint Mr. Allan Chapin as the                            ISSUER          YES          FOR               FOR
Director for a 2-year period

PROPOSAL #O.18: Appoint Mr. Luca Cordero as the                            ISSUER          YES          FOR               FOR
Director for a 3-years period

PROPOSAL #O.19: Appoint Mr. Philippe Lagayette as the                      ISSUER          YES          FOR               FOR
 Director for a 3-years period

PROPOSAL #O.20: Appoint Mr. Francois-Henripinault as                       ISSUER          YES          FOR               FOR
the Director for 4-years period

PROPOSAL #O.21: Appoint Mrs. Patricia Barbizet as the                      ISSUER          YES          FOR               FOR
 Director for 4-years period

PROPOSAL #O.22: Appoint Mr. Baudouin Prot as the                           ISSUER          YES          FOR               FOR
Director for 4-years period

PROPOSAL #O.23: Appoint Mr. Jean-Philippe Thierrry as                      ISSUER          YES        AGAINST           AGAINST
 the Director for 4-years period

PROPOSAL #O.24: Appoint Mr. Aditya Mittal as the                           ISSUER          YES          FOR               FOR
Director for 4-years period

PROPOSAL #O.25: Appoint Mr. Jean-Francois Palus as                         ISSUER          YES          FOR               FOR
the Director for 4-years period

PROPOSAL #E.26: Grant authority to the bearer of an                        ISSUER          YES          FOR               FOR
original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and so
 others formalities prescribed by Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PRUDENTIAL PLC, LONDON
  TICKER:                N/A             CUSIP:     G72899100
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors' Report and the                        ISSUER          YES          FOR               FOR
Financial Statements

PROPOSAL #2.: Approve the Directors remuneration                           ISSUER          YES          FOR               FOR
report
PROPOSAL #3.: Elect MR. H. M. McGrath as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr.  M. E. Tucker as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. M. G. A. McLintock as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.: Re-elect Mr. N. E. T. Prettejohn as a                        ISSUER          YES          FOR               FOR
director

PROPOSAL #7.: Re-appoint KPMG Audit Plc as Auditor                         ISSUER          YES          FOR               FOR

PROPOSAL #8.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the amount of the Auditors remuneration

PROPOSAL #9.: Declare a final dividend of 12.91 pence                      ISSUER          YES          FOR               FOR
 per ordinary share of the Company

PROPOSAL #10.: Approve the renewal of authority to                         ISSUER          YES          FOR               FOR
allot ordinary shares

PROPOSAL #11.: Approve the additional authority to                         ISSUER          YES          FOR               FOR
allot ordinary shares for rights issues

PROPOSAL #12.: Approve the renewal of authority to                         ISSUER          YES          FOR               FOR
allot preference

PROPOSAL #S.13: Approve the renewal of authority for                       ISSUER          YES          FOR               FOR
disapplication of pre-emption rights

PROPOSAL #S.14: Approve the renewal of authority for                       ISSUER          YES          FOR               FOR
purchase of own shares

PROPOSAL #S.15: Amendments the Articles of                                 ISSUER          YES          FOR               FOR
Association Companies Act 2006

PROPOSAL #S.16: Approve the notice for general meeting                     ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT INTERNATIONAL NICKEL INDONESIA INCO
  TICKER:                N/A             CUSIP:     Y39128148
  MEETING DATE:          4/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Board of Directors report                        ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the Board of Commissioners                           ISSUER          YES          FOR               FOR
report
PROPOSAL #3.: Approve and ratify the Company                               ISSUER          YES          FOR               FOR
financial report for book year 2008

PROPOSAL #4.: Approve to utilize the net Company's                         ISSUER          YES          FOR               FOR
profit for book year 2008

PROPOSAL #5.: Appoint the Board of Commissioners                           ISSUER          YES        AGAINST           AGAINST

PROPOSAL #6.: Appoint the Board of Directors                               ISSUER          YES        AGAINST           AGAINST

PROPOSAL #7.: Approve the remuneration for the Board                       ISSUER          YES          FOR               FOR
of Commissioners

PROPOSAL #8.: Authorize the Board of Commissioners to                      ISSUER          YES          FOR               FOR
 determine salary and other remuneration for the
Board of Directors

PROPOSAL #9.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
appoint the Independent Public Accountant to Audit
Company's books for book year 2009 and approve to
determine their honorarium

PROPOSAL #10.: Other matter                                                ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT INTERNATIONAL NICKEL INDONESIA INCO
  TICKER:                N/A             CUSIP:     Y39128148
  MEETING DATE:          4/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the general meeting of                               ISSUER          YES          FOR               FOR
receiving of short term credit facility revolving
from Vale International SA up to USD 250,000,000.00
the transaction related material transaction

PROPOSAL #2.: Approve the independent shareholders of                      ISSUER          YES          FOR               FOR
 receiving of short term credit facility revolving
from Vale International SA up to USD 250,000,000.00
as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT INTERNATIONAL NICKEL INDONESIA TBK
  TICKER:                N/A             CUSIP:     Y39128148
  MEETING DATE:          12/5/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Appoint the Members of the Director                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT INTERNATIONAL NICKEL INDONESIA TBK
  TICKER:                N/A             CUSIP:     Y39128148
  MEETING DATE:          2/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Appoint the Member of the Board of                           ISSUER          YES        AGAINST           AGAINST
Commissioner

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PTT AROMATICS AND REFINING PUBLIC COMPANY LTD, BAN
  TICKER:                N/A             CUSIP:     Y71360112
  MEETING DATE:          4/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Acknowledge the report of PTTAR                              ISSUER          YES          FOR               FOR
shareholders meeting on 10 APR 2008

PROPOSAL #2.: Acknowledge the report of the Board of                       ISSUER          YES          FOR               FOR
Directors relating to the Company's business
operations of the year 2008

PROPOSAL #3.: Approve the Company balance sheets,                          ISSUER          YES          FOR               FOR
profit and loss statements, and cash flow statements
of the year 2008

PROPOSAL #4.: Approve the distribution of profit and                       ISSUER          YES          FOR               FOR
the dividend payment for the year 2008

PROPOSAL #5.: Elect the new Directors to replace                           ISSUER          YES          FOR               FOR
those who are due to retire by rotation and approve
to fix their remunerations

PROPOSAL #6.: Appoint the Auditor and approve to fix                       ISSUER          YES          FOR               FOR
the annual fee

PROPOSAL #7.: Other issues [if any]                                        ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PTT PUBLIC COMPANY LIMITED
  TICKER:                N/A             CUSIP:     Y6883U113
  MEETING DATE:          4/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to certify the 2008 AGM minutes                      ISSUER          YES          FOR               FOR
 on 11 APR 2008

PROPOSAL #2.: Approve 2008 performance statement and                       ISSUER          YES          FOR               FOR
2008 financial statement, end up on 31 DEC 2008

PROPOSAL #3.: Approve 2008 Net Profit Allocation Plan                      ISSUER          YES          FOR               FOR
 and Dividend Policy

PROPOSAL #4.: Appoint an Auditor and approve to                            ISSUER          YES          FOR               FOR
consider 2009 Auditor Fees

PROPOSAL #5.: Approve to consider 2009 Board of                            ISSUER          YES          FOR               FOR
Directors' remuneration

PROPOSAL #6.1: Elect Mr. Norkun Sitthiphong as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.2: Elect Mr. Prasert Bunsumpun as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.3: Elect Mr. Watcharakiti Watcharothai as                      ISSUER          YES          FOR               FOR
 a Director

PROPOSAL #6.4: Elect Mr. Suraphol Nitikraipot as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.5: Elect Mr. Surachai Phuprasert as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #7.: Approve the rectification of PTT's                           ISSUER          YES          FOR               FOR
Article of Association

PROPOSAL #8.: Approve 5 years External Fund Raising                        ISSUER          YES        AGAINST           AGAINST
Plan [during 2009-2013]

PROPOSAL #9.: Receive the report PTT's related                             ISSUER          YES          FOR               FOR
Supreme Administrative Court's decisions compliances

PROPOSAL #10.: Other matters [if any]                                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                QUANTA DISPLAY INC
  TICKER:                N/A             CUSIP:     Y0451X104
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The indirect investment in people's                         ISSUER          NO           N/A               N/A
republic of China

PROPOSAL #A.4: The issuance status of corporate bonds                      ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR
[proposed cash dividend: TWD 0.3 per share]

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings, staff and shareholders bonus
[proposed stock dividend 30 for 1,000 shares held]

PROPOSAL #B.4: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
asset acquisition or disposal, trading derivatives,
monetary loans, endorsement and guarantee

PROPOSAL #B.6: Approve to revise the rules of the                          ISSUER          YES          FOR               FOR
election of the Directors and the Supervisors

PROPOSAL #B.7: Extraordinary proposals                                     ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RECKITT BENCKISER GROUP PLC
  TICKER:                N/A             CUSIP:     G74079107
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the 2008 report and the financial                      ISSUER          YES          FOR               FOR
 statements

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #3.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. Adrian Bellamy [Member of                       ISSUER          YES          FOR               FOR
the remuneration committee] as a Director

PROPOSAL #5.: Re-elect Dr. Peter Harf as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #6.: Elect Mr. Andre Lacroix [Member of                           ISSUER          YES          FOR               FOR
Audit Committee] as a Director

PROPOSAL #7.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors of the Company

PROPOSAL #8.: Authorize the Board to determine the                         ISSUER          YES          FOR               FOR
Auditors' remuneration

PROPOSAL #9.: Grant authority to issue of equity or                        ISSUER          YES          FOR               FOR
equity-linked securities with the pre-emptive rights
up to aggregate nominal amount of GBP 23,662,000

PROPOSAL #S.10: Grant authority, subject to the                            ISSUER          YES          FOR               FOR
passing of Resolution 9, to issue of equity or
equity-linked securities without the pre-emptive
rights up to aggregate nominal amount of GBP 3,611,000

PROPOSAL #S.10: Grant authority to market purchase                         ISSUER          YES          FOR               FOR
72,000,000 ordinary shares

PROPOSAL #S.12: Approve that a general meeting other                       ISSUER          YES          FOR               FOR
than an AGM may be called on not less than 14 clear
days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                REDECARD S A
  TICKER:                N/A             CUSIP:     P79941103
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend the Articles regarding creation                        ISSUER          YES          FOR               FOR
of statutory Earnings reserve

PROPOSAL #2.: Amend the Articles regarding the                             ISSUER          YES          FOR               FOR
require that financial transactions be approved by

PROPOSAL #3.: Amend the Articles 3 ,6 ,7 ,8 ,9 ,11                         ISSUER          YES          FOR               FOR
,12, 13 ,14, 16 , 22 and 30

PROPOSAL #4.: Amend the Articles regarding the                             ISSUER          YES          FOR               FOR
Executive Officer Board

PROPOSAL #5.: Approve to delete Sub-Section 5 of                           ISSUER          YES          FOR               FOR
Article 27, Article 31, and Article 43

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RENAULT SA, BOULOGNE BILLANCOURT
  TICKER:                N/A             CUSIP:     F77098105
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the consolidated financial                          ISSUER          YES          FOR               FOR
statements and statutory reports

PROPOSAL #O.2: Approve the financial statements and                        ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #O.3: Approve the allocation of income and                        ISSUER          YES          FOR               FOR
omission of dividends

PROPOSAL #O.4: Approve the Auditors' Special Report                        ISSUER          YES          FOR               FOR
regarding related-party transactions

PROPOSAL #O.5: Reelect Ms. Dominique De La Garanderie                      ISSUER          YES          FOR               FOR
 as a Director

PROPOSAL #O.6: Elect Mr. Takeshi Isayama as a Director                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #O.7: Elect Mr. Alain J.P. Belda as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #O.8: Elect Mr. Philippe Chartier as a                            ISSUER          YES        AGAINST           AGAINST
Representative of Employee Shareholders to the Board

PROPOSAL #O.9: Elect Mr. Michel Sailly representative                      ISSUER          YES        AGAINST           AGAINST
 of employee shareholders to the Board

PROPOSAL #O.10: Approve the Auditor's report                               ISSUER          YES          FOR               FOR

PROPOSAL #O.11: Grant authority for the repurchase of                      ISSUER          YES        AGAINST           AGAINST
 up to 10% of issued share capital

PROPOSAL #E.12: Approve to reduce the share capital                        ISSUER          YES          FOR               FOR
via cancellation of repurchased shares

PROPOSAL #E.13: Grant authority for the issuance of                        ISSUER          YES          FOR               FOR
equity or equity-linked securities with preemptive
rights up to aggregate nominal amount of EUR 500
million

PROPOSAL #E.14: Grant authority for the issuance of                        ISSUER          YES        AGAINST           AGAINST
equity or equity-linked securities without preemptive
 rights up to aggregate nominal amount of EUR 350
million

PROPOSAL #E.15: Approve to increase the authorize                          ISSUER          YES          FOR               FOR
capital increase of up to 10% of issued capital for
future acquisitions

PROPOSAL #E.16: Approve to set global limit for                            ISSUER          YES          FOR               FOR
capital increase to result from all issuance requests
 at EUR 500 Million

PROPOSAL #E.17: Grant authority for the                                    ISSUER          YES          FOR               FOR
capitalization of reserves of up to EUR 1 billion for
 bonus issue or increase in par value

PROPOSAL #E.18: Grant authority for the use of up to                       ISSUER          YES          FOR               FOR
2% of issued capital in Stock Option Plan

PROPOSAL #E.19: Grant authority for the use of up to                       ISSUER          YES          FOR               FOR
0.5% of issued capital in Restricted Stock Plan

PROPOSAL #E.20: Approve Employee Stock Purchase Plan                       ISSUER          YES          FOR               FOR

PROPOSAL #O.21: Grant authority for the filing of                          ISSUER          YES          FOR               FOR
required documents/other formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RENEWABLE ENERGY CORPORATION AS, HOVIK
  TICKER:                N/A             CUSIP:     R7199U100
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting by the Chairman                       ISSUER          YES          FOR               FOR
of the Board and registration of attending

PROPOSAL #2.: Elect Mr. Thomas Aanmoen as the                              ISSUER          YES          FOR               FOR
Chairman of the meeting, Mr. Reidar Lund is elected
to co-sign the minutes with the Chairman

PROPOSAL #3.: Approve the notice of the meeting and                        ISSUER          YES          FOR               FOR
the agenda

PROPOSAL #4.: Approve the remuneration for the period                      ISSUER          YES          FOR               FOR
 between 19 MAY 2008 to 19 MAY 2009 for the Chairman
of the Board, Board Members, Members of the Board
Committees and Members of the Nomination Committee is
 [all amounts in NOK] as specified

PROPOSAL #5.: Approve the Auditor's remuneration of                        ISSUER          YES          FOR               FOR
NOK 2,240,000 for the audit work with the annual
accounts of Renewable Energy Corporation ASA for the
accounting year of 2008

PROPOSAL #6.: Approve the annual financial statements                      ISSUER          YES          FOR               FOR
 and the annual report from the Board for 2008 and
the profit for 2008 shall be distributed to other
equity and that dividend will not be paid for the FY

PROPOSAL #7.1: Approve the statement of the Board                          ISSUER          YES          FOR               FOR
regarding compensation to leading employees

PROPOSAL #7.2: Approve the statement of the Board                          ISSUER          YES          FOR               FOR
regarding the stock option program

PROPOSAL #8.: Amend the last sentence of Section 5 of                      ISSUER          YES          FOR               FOR
 the Articles of Association as follows: The Board
Members are elected for a period of one year at the
time

PROPOSAL #9.: Authorize the Board to increase the                          ISSUER          YES        AGAINST           AGAINST
share capital by up to NOK 49,000,000 in one or more
share issues for the purpose of ensuring that the
Company has sufficient financial flexibility with
respect to capital expenditure and related working
capital requirements and acquisitions; the authority
also includes capital increases in connection with
mergers; and to increase the share capital by maximum
 NOK 100,000,000 in one or more share issues for the
purpose of fulfilling the obligations of the Company
under the Share Purchase Program for the employees;
the subscription price and subscription terms shall
be decided by the Board in connection with each share
 issue, taking into consideration the Company's
requirements and the shares' market value at the
relevant time shares may be issued for contribution
in form of cash or by transfer of other assets
[contribution in kind]; existing shareholder's pre-
emptive rights to subscribe for Shares may be waived
by the Board upon exercise of these authorities;
these authorities replace all previous authorities to
 issue Shares; [Authority expires at the AGM in 2010,
 but in any case not later than 15 months from the
date of this General Meeting]; and to make necessary
changes to the Articles of Association upon exercise
of these authorities

PROPOSAL #10.: Authorize the Board to acquire shares                       ISSUER          YES          FOR               FOR
in Renewable Energy Corporation ASA, on behalf of the
 Company, for one or more of the following purposes:
in order to maximize the return for the shareholders;
 fulfillment of the Company's obligations under the
Share Purchase Program for the employees; in
connection with the Long Term Incentive Plan of the
Company [LTIP 2007]; the authority covers purchase of
 up to 10% of the face value of the share capital of
the Company, refer the Act Sections 9-2 and 9-3;
shares may be acquired at minimum NOK 10 per share
and maximum NOK 500 per share; the shares shall be
acquired and disposed of through ordinary purchase
and sale; [Authority is valid until the AGM in 2010
or until it is revoked by a general meeting
resolution passed with simple majority], the decision
 shall be notified to and registered by the Norwegian
 Registry of Business Entities prior to acquiring any
 shares pursuant to the authority

PROPOSAL #11.: Authorize the Board to raise one or                         ISSUER          YES          FOR               FOR
more loans where the Creditor is entitled to require
issue of shares in order to ensure that the Company
has sufficient financial flexibility with respect to
capital expenditures and related working capital
requirements and/or mergers and acquisitions; the
loans shall not exceed a total amount of NOK
49,000,000, and the share capital increase shall not
exceed NOK 49,000,000; the conditions for the loans
shall be determined by the Board at each subscription
 with regard to the need of the Company and the
market price of the shares at that time, existing
shareholders' pre-emptive rights to subscribe for
Shares may be waived by the Board upon exercise of
the authority; [Authority shall expire at the AGM in
2010 but in any event not later than 15 months from
the date of this general meeting]; and to make
necessary changes to the Articles of Association in
relation to execution of the authority

PROPOSAL #12.1: Elect Mr. Dag Opedal as a new Director                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #12.2: Elect Ms. Grace Skaugen as a new                           ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #12.3: Elect Mr. Hilde Myrberg as a new                           ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #12.4: Elect Mr. Odd Hansen as a new Director                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #13.1: Elect Mr. Torkild Nordberg [Committee                      ISSUER          YES          FOR               FOR
 Chair] as a Member of Nominating Committee

PROPOSAL #13.2: Elect Mr. Christian Berg as a Member                       ISSUER          YES          FOR               FOR
of Nominating Committee

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RENEWABLE ENERGY CORPORATION AS, HOVIK
  TICKER:                N/A             CUSIP:     R7199U100
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting by the Chairman                       ISSUER          YES          FOR               FOR
of the Board and registration of attending
shareholders and proxies

PROPOSAL #2.: Elect Mr. Thomas Aanmoen as a Chairman                       ISSUER          YES          FOR               FOR
of the meeting and at least 1 person to sign the
minutes together with the Chairman

PROPOSAL #3.: Approve the notice of the meeting and                        ISSUER          YES          FOR               FOR
the agenda

PROPOSAL #4.: Approve to increase the share capital                        ISSUER          YES          FOR               FOR
with minimum NOK 40,000,000 and maximum NOK
400,000,000, from NOK 494,314,725 to minimum NOK
534,314,725 and maximum NOK 894,314,725, by issuance
of between 40,000,000 and 400,000,000 new shares of
nominal value NOK 1 each the final number of shares
to be issued shall be determined by the Board prior
to start of the subscription period; the Company's
shareholders as per 05 JUN 2009 shall have
preferential rights to subscribe for the new shares
Tradable subscription rights will be issued
Oversubscription and subscription without
subscription rights is permitted; the Company shall
issue a prospectus approved by Oslo Bors in
connection with the capital increase unless the Board
 decides otherwise, the prospectus shall not be
registered with or approved by any foreign
authorities other than Oslo Bors the new shares
cannot be subscribed for by investors in
jurisdictions in which it is not permitted to offer
new shares to the investors in question without the
registration or approval of the prospectus [unless
such registration or approval has taken place
pursuant to a resolution by the Board] with respect
to any shareholder not entitled to subscribe for new
shares due to limitations imposed by laws or
regulations of the jurisdiction where such
shareholder is a resident or citizen, the Company [or
 someone appointed by it] may sell such shareholder's
 subscription rights against transfer of the net
proceeds from such sale to the shareholder; the
allocation criteria shall apply as specified:
allocation will be made to subscribers in accordance
with held [granted or acquired) subscription rights
used to subscribe for new shares in the subscription
period each subscription right will give the right to
 subscribe for and be allocated one (1) New Share; If
 not all subscription rights are used in the
subscription period, subscribers having used their
subscription rights and who have over-subscribed will
 have the right to be allocated remaining new shares
on a pro rata basis in accordance with Section 10-4
of the Norwegian Public Companies Act in the event
that pro rata allocation is not possible due to the
number of remaining new shares, the Company will
determine the allocation by lot drawing; any
remaining new shares not allocated pursuant to the
criteria in items 4.1 and 4.2 above will be allocated
 to subscribers not holding subscription rights
allocation will be sought made pro rata based on the
relevant subscription amounts, provided such
allocations may be rounded down to the nearest round
lot, which is 200 Shares; any remaining New Shares
not allocated pursuant to the above allocation
criteria will be subscribed by and allocated to
members of the Underwriting Syndicate to the extent
these have not fulfilled their underwriting
obligations through subscription for shares in the
subscription period, based on and in accordance with
their respective underwriting obligations; the
subscription price in the rights issue shall be

PROPOSAL #5.: Authorize the Board to raise one or                          ISSUER          YES        AGAINST           AGAINST
more convertible loans or loans with warrants, CF the
 Public Limited Liability Companies Act section 11-1,
 in order to ensure financial flexibility, including
in connection with capital expenditures and/or
mergers and acquisitions the loans shall not exceed a
 total principal amount of NOK 6,000,000,000 the
share capital increase shall not exceed NOK
60,000,000 the conditions for the loans shall be
determined by the Board at each subscription with
regard to the need of the Company and the market
price of the shares at that time existing
shareholders' pre-emptive rights to subscribe for
shares may be waived by the Board upon exercise of
the authority this authority to raise a convertible
loan replaces the authority to raise a convertible
loan granted the Board at the General Meeting held on
 19 MAY 2009 [Authority shall expire at the AGM in
2010 but in any even not later than 15 months from
the date of this General Meeting]; to make necessary
changes to the Articles of Association upon

PROPOSAL #6.: Authorize the Board to increase the                          ISSUER          YES        AGAINST           AGAINST
share capital by maximum NOK 60,000,000 in one or
more share issues in order to improve the Company's
financial flexibility, including in connection with
capital expenditures and acquisitions the authority
also includes capital increases in connection with
mergers and share issues to employees the
subscription price and subscription terms shall be
decided by the Board in connection with each share
issue, taking into consideration the Company's
requirements and the shares' market value at the
relevant time shares may be issued for contribution
in form of cash or by transfer of other
assets[contribution in kind] existing shareholder's
pre-emptive rights to subscribe for shares may be
deviated from by the Board upon exercise of this
authorization this authority replaces the authority
given on 19 MAY 2009 to issue 49,000,000 shares to
ensure that the Company has sufficient financial
flexibility with respect to capital expenditure and
related working capital requirements and acquisitions
 [Authority expires at the AGM in 2010, but in any
case not later than 15 months from the date of this
General Meeting]; to make necessary changes to the
Articles of Association upon exercise of this

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ROCHE HLDG LTD
  TICKER:                N/A             CUSIP:     H69293217
  MEETING DATE:          3/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: The Board of Directors proposes that                        ISSUER          NO           N/A               N/A
the annual report, annual financial statements and
consolidated financial statements for 2008 be approved

PROPOSAL #1.2: The Board of Directors proposes that                        ISSUER          NO           N/A               N/A
the remuneration report be approved; this vote is
purely consultative

PROPOSAL #2.: Ratification of the Board of Directors                       ISSUER          NO           N/A               N/A
action

PROPOSAL #3.: Approve the allocation of income and                         ISSUER          NO           N/A               N/A
dividends of CHF 5.00 per share

PROPOSAL #4.1: Re-election of Prof. Sir John Bell to                       ISSUER          NO           N/A               N/A
the Board for a term of 3 years as provided by the
Articles of Incorporation

PROPOSAL #4.2: Re-election of Mr. Andre Hoffmann to                        ISSUER          NO           N/A               N/A
the Board for a term of 3 years as provided by the
Articles of Incorporation

PROPOSAL #4.3: Re-election of Dr. Franz B. Humer to                        ISSUER          NO           N/A               N/A
the Board for a term of 3 years as provided by the
Articles of Incorporation

PROPOSAL #5.: Election of Statutory Auditors, the                          ISSUER          NO           N/A               N/A
Board of Directors proposes that KPMG Ltd., be
elected as Statutory Auditors for the 2009 FY

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ROYAL BANK OF CANADA
  TICKER:                N/A             CUSIP:     780087102
  MEETING DATE:          2/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. W. G. Beattie as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #1.2: Elect Mr. D. T. Elix as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #1.3: Elect Mr. J. T. Ferguson as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #1.4: Elect Mr. P. Gauthier as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #1.5: Elect Mr. T. J. Hearn as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #1.6: Elect Mr. A. D. Laberge as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #1.7: Elect Mr. J. Lamarre as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #1.8: Elect Mr. B. C. Louie as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #1.9: Elect Mr. M. H. McCain as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #1.10: Elect Mr. G. M. Nixon as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #1.11: Elect Mr. D. P. O'Brien as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #1.12: Elect Mr. J. P. Reinhard as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #1.13: Elect Mr. E. Sonshine as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #1.14: Elect Mr. K. P. Taylor as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #1.15: Elect Mr. V. L. Young as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #2.: Appoint Deloitte & Touche LLP as the                         ISSUER          YES          FOR               FOR
Auditor

PROPOSAL #3.: Approve the Royal Bank's Umbrella                            ISSUER          YES          FOR               FOR
saving and Securities Purchase Plan

PROPOSAL #4.: PLEASE NOTE THAT THIS IS A SHAREHOLDERS                      ISSUER          YES          FOR             AGAINST
 PROPOSAL: adopt a rule of governance stipulating
that the compensation policy of their Executive
officers be submitted to a consultative vote by the
shareholders as specified

PROPOSAL #5.: PLEASE NOTE THAT THIS IS A SHAREHOLDERS                      ISSUER          YES        AGAINST             FOR
 PROPOSAL: adopt a policy stipulating that 50% of the
 new candidates nominated as the Directors be women
until parity between men and women is achieved, as
specified

PROPOSAL #6.: PLEASE NOTE THAT THIS IS A SHAREHOLDERS                      ISSUER          YES        AGAINST             FOR
 PROPOSAL: adopt the same policy on independence for
the Members of the Compensation Committee and outside
 compensation consultants as of the Members of the
Audit Committee and the External Auditors, as

PROPOSAL #7.: PLEASE NOTE THAT THIS IS A SHAREHOLDERS                      ISSUER          YES        AGAINST             FOR
 PROPOSAL: adopt a governance rule limiting to 4, the
 Members of the Boards on which any of its Directors
may serve, as specified

PROPOSAL #8.: PLEASE NOTE THAT THIS IS A SHAREHOLDERS                      ISSUER          YES          FOR             AGAINST
 PROPOSAL: adopt a policy that Royal Bank of Canada's
 shareholders be given the opportunity at each AGM of
 shareholders to vote on an advisory resolution, as
specified

PROPOSAL #9.: PLEASE NOTE THAT THIS IS A SHAREHOLDERS                      ISSUER          YES        AGAINST             FOR
 PROPOSAL: approve to undertake a comprehensive
review of executive compensation to ensure that
incentives do not encourage extreme risks, and that
bonuses are paid out only when long-term performance
has been proven to be sound and sustainable, as

PROPOSAL #10.: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES        AGAINST             FOR
SHAREHOLDERS PROPOSAL: approve to undertake a
comprehensive review with respect short-selling, if
warranted, the Board shall bring forward a policy for
 consideration by the shareholders, and if necessary,
 for submission to the legislators and regulators, as

PROPOSAL #11.: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES        AGAINST             FOR
SHAREHOLDERS PROPOSAL: approve to review its policies
 on the Director recruitment, especially with regard
to the number of current and former Chief Executive
Officers of other corporations who are nominated, as

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ROYAL BANK OF SCOTLAND GROUP PLC, EDINBURGH
  TICKER:                N/A             CUSIP:     G76891111
  MEETING DATE:          4/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the accounts for                         ISSUER          YES          FOR               FOR
the FYE 31 DEC 2008 and the reports of the Directors
and the Auditors thereon

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES        ABSTAIN           AGAINST
contained within the report and accounts for the FYE
31 DEC 2008

PROPOSAL #3.: Elect Mr. Philip Hampton as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect Mr. Stephen A. M. Hester as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.: Elect Mr. John McFarlane as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #6.: Elect Mr. Arthur 'Art' Ryan as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #7.: Re-appoint Deloitte LLP as the                               ISSUER          YES          FOR               FOR
Company's Auditors until the next AGM

PROPOSAL #8.: Authorize the Audit Committee to fix                         ISSUER          YES          FOR               FOR
the remuneration of the Auditors

PROPOSAL #9.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
share capital of the Company by GBP 7,500,000,000 by
the creation of an additional 30,000,000,000 ordinary
 shares of 25p each in the capital of the Company,
such shares forming one class with the existing
ordinary shares and having attached thereto the
respective rights and privileges and being subject to
 the limitations and restrictions as specified in the
 Articles of Association of the Company

PROPOSAL #10.: Approve to renew the authority                              ISSUER          YES          FOR               FOR
conferred on the Directors by paragraph [1] of
Article 13[B] of the Company's Articles of
Association and authorize the Directors for the
purposes of Section 80 of the Companies Act 1985 to
exercise all the powers of the Company to allot
equity securities [within the meaning of Section 94
of the said Act] in connection with a rights issue in
 favour of ordinary shareholders where the equity
securities respectively attributable to the interests
 of all ordinary shareholders are proportionate [as
nearly as may be] to the respective numbers of
ordinary shares held by them, up to an aggregate
nominal amount of GBP 3,288,000,408 during the period
 commencing on the date of the passing of this
resolution and; [Authority expires at the conclusion
of the AGM in 2010] and the Directors may allot
equity securities after the expiry of this authority
in pursuance of such an offer or agreement made prior
 to such expiry; the foregoing authorities are in
addition and without prejudice to any other
subsisting authority conferred upon the Directors

PROPOSAL #S.11: Approve to renew, subject to the                           ISSUER          YES          FOR               FOR
passing of the preceding resolution, the power
conferred on the Directors by paragraph [2] of
Article 13[B] of the Company's Articles of
Association; [Authority expires at the earlier of the
 conclusion of the AGM in 2010 or on 03 JUL 2010],
and for that purpose the Section 89 amount shall be

PROPOSAL #S.12: Approve, that a general meeting other                      ISSUER          YES          FOR               FOR
 than an AGM may be called on not less than 14 clear
days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ROYAL BANK OF SCOTLAND GROUP PLC, EDINBURGH
  TICKER:                N/A             CUSIP:     G76891111
  MEETING DATE:          4/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
share capital and grant authority to the allotment of
 new ordinary shares

PROPOSAL #2.: Approve the Placing and Open Offer and                       ISSUER          YES          FOR               FOR
the Preference Share Redemption

PROPOSAL #3.: Amend the Articles of Association                            ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve to disapply pre-emption rights                       ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ROYAL BK SCOTLAND GROUP PLC
  TICKER:                N/A             CUSIP:     G76891111
  MEETING DATE:          11/20/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Grant authority to increase the share                        ISSUER          YES        ABSTAIN           AGAINST
capital of the Company by the creation of an
additional 22,909,776,276 ordinary shares of 25 pence
 each in the capital of the Company, such shares
forming one class with the existing ordinary shares
and having attached thereto the respective rights and
 privileges and being subject to the limitations and
restrictions as specified in the Articles of
Association of the Company and authorize the
Directors to allot relevant securities conferred by
Article 13(b) of the Articles of Association for the
prescribed period ending on the date of the AGM in
2009 be varied by increasing the Section 80 amount
[as defined in the Articles of Association] by GBP
5,727,444,069 to GBP 8,092,121,756

PROPOSAL #2.: Approve, that subject to the placing                         ISSUER          YES        ABSTAIN           AGAINST
and open offer of 22,909,776,276 new shares in the
Company, as described in the Company circular to
shareholders of which this notice forms part [as
specified], becoming unconditional [save for any
conditions relating to admission], the waiver by the
panel on takeovers and mergers of the obligation
which might otherwise arise for HM treasury to make a
 general cash offer to the remaining ordinary
shareholders of the Company for all of the issued
ordinary shares in the capital of the Company held by
 them pursuant to Rule 9 of the city code on
takeovers and mergers, following completion of the
placing and open offer as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ROYAL DUTCH SHELL PLC
  TICKER:                N/A             CUSIP:     G7690A100
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Company's annual accounts                        ISSUER          YES          FOR               FOR
for the FYE 31 DEC 2008, together with the Directors'
 report and the Auditors' report on those accounts

PROPOSAL #2.: Approve the remuneration report for the                      ISSUER          YES          FOR               FOR
 YE 31 DEC 2008, as specified

PROPOSAL #3.: Appoint Mr. Simon Henry as a Director                        ISSUER          YES          FOR               FOR
of the Company, with effect from 20 MAY 2009

PROPOSAL #4.: Re-appoint Lord Kerr of Kinlochard as a                      ISSUER          YES          FOR               FOR
 Director of the Company

PROPOSAL #5.: Re-appoint Mr. Wim Kok as a Director of                      ISSUER          YES          FOR               FOR
 the Company

PROPOSAL #6.: Re-appoint Mr. Nick Land as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #7.: Re-appoint Mr. Jorma Ollila as a                             ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #8.: Re-appoint Mr. Jeroen van der Veer as a                      ISSUER          YES          FOR               FOR
 Director of the Company

PROPOSAL #9.: Re-appoint Mr. Hans Wijers as a                              ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #10.: Re-appoint PricewaterhouseCoopers LLP                       ISSUER          YES          FOR               FOR
as the Auditors of the Company

PROPOSAL #11.: Authorize the Board to settle the                           ISSUER          YES          FOR               FOR
remuneration of the Auditors for 2009

PROPOSAL #12.: Authorize the Board, in substitution                        ISSUER          YES          FOR               FOR
for all existing authority to extent unused, to allot
 relevant securities [Section 80 of the Companies Act
 1985], up to an aggregate nominal amount of EUR 147
million; [Authority expires the earlier of the
conclusion of the next AGM of the Company or 30 JUN
2010]; and the Board may allot relevant securities
after the expiry of this authority in pursuance of
such an offer or agreement made prior to such expiry

PROPOSAL #S.13: Authorize the Board, pursuant to                           ISSUER          YES          FOR               FOR
Section 95 of the Companies Act 1985, to allot equity
 securities [within the meaning of Section 94 of the
said Act] for cash pursuant to the authority
conferred by the previous resolution and/or where
such allotment constitutes an allotment of equity
securities by virtue of section 94(3A) of the said
Act as if sub-section (1) of Section 89 of the said
act did not apply to any such allotment, provided
that this power shall be limited to: a) the allotment
 of equity securities in connection with a rights
issue, open offer or any other per-emptive offer in
favor of holders of ordinary shares [excluding
treasury shares] where their equity securities
respectively attributable to the interests of such
ordinary shareholders on a fixed record date are
proportionate [as nearly as may be] to the respective
 numbers of ordinary shares held by them [as the case
 may be] [subject to such exclusions or other
arrangements as the Board may deem necessary or
expedient to deal with fractional entitlements or
legal or practical problems arising in any overseas
territory, the requirements of any regulatory body or
 stock exchange or any other matter whatsoever]: and
b) the allotment of equity securities up to an
aggregate nominal value of EUR 21 million; [Authority
 expires the earlier of the conclusion of the next
AGM of the Company or 30 JUN 2010]; and the Board may
 allot equity securities in pursuance of such an
offer or agreement as if the power conferred hereby

PROPOSAL #S.14: Authorize the Company, to make market                      ISSUER          YES          FOR               FOR
 purchases [Section 163 of the Companies Act 1985] of
 up to 624 million ordinary shares of EUR 0.07 each
in the capital of the Company, at a minimum price of
EUR 0.07 per share and not more than 5% above the
average market value of those shares, over the
previous 5 business days before the purchase is made
and the stipulated by Article 5(1) of Commission
Regulation (EC) No. 2273/2003; [Authority expires the
 earlier of the conclusion of the next AGM of the
Company or 30 JUN 2010]; and the Company may before
such expiry, pursuant to the authority granted by
this resolution, enter into a contract to purchase
such shares which would or might be executed wholly
or partly after such expiry; in executing this
authority, the Company may purchase shares using any
Currency, including Pounds sterling, US Dollars and

PROPOSAL #15.: Authorize the Company [and all                              ISSUER          YES          FOR               FOR
companies that are subsidiaries of the Company, in
accordance with Section 366 of the Companies Act 2006
 and in substitution for any previous authorities
given to the Company [and its subsidiaries], at any
time during the period for which this resolution has
effect], to; A) make political donations to political
 organizations other than political parties not
exceeding GBP 200,000 in total per annum: and B)
incur political expenditure not exceeding GBP 200,000
 in total per annum; [Authority expires the earlier
of the conclusion of the next AGM of the Company or
30 JUN 2010]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RSA INSURANCE GROUP PLC, LONDON
  TICKER:                N/A             CUSIP:     G7705H116
  MEETING DATE:          5/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the 2008 report and accounts                           ISSUER          YES          FOR               FOR

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-elect Mr. John Napier as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. Andy Haste as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #5.: Elect Ms. Johanna Waterous as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-appoint Deloitte LLP as the Auditors                      ISSUER          YES          FOR               FOR

PROPOSAL #7.: Approve to determine the Auditors'                           ISSUER          YES          FOR               FOR
remuneration

PROPOSAL #8.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #9.: Approve the RSA Sharesave Plan                               ISSUER          YES          FOR               FOR

PROPOSAL #10.: Approve the RSA Irish Sharesave Plan                        ISSUER          YES          FOR               FOR
2009

PROPOSAL #11.: Approve the RSA Share Incentive Plan                        ISSUER          YES          FOR               FOR

PROPOSAL #12: Approve the RSA Executive Share Option                       ISSUER          YES          FOR               FOR
Scheme

PROPOSAL #13.: Authorize the Group to make donations                       ISSUER          YES          FOR               FOR
to political parties, independent election candidates
 and political organizations

PROPOSAL #14.: Authorize the Directors to continue                         ISSUER          YES          FOR               FOR
the scrip dividend scheme

PROPOSAL #S.15: Approve the notice period for general                      ISSUER          YES          FOR               FOR
 meetings

PROPOSAL #16.: Approve to increase the authorized                          ISSUER          YES          FOR               FOR
share capital

PROPOSAL #17.: Approve to permit the Directors to                          ISSUER          YES          FOR               FOR
allot further shares

PROPOSAL #S.18: Approve to relax the restrictions                          ISSUER          YES          FOR               FOR
which normally apply when ordinary shares are issued
for cash

PROPOSAL #S.19: Authorize the Company to buy back up                       ISSUER          YES          FOR               FOR
to 10% of its issued ordinary shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RWE AG, ESSEN
  TICKER:                N/A             CUSIP:     D6629K109
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the approved financial                       ISSUER          NO           N/A               N/A
statements of RWE Aktiengesellschaft and the Group
for the financial year ended 31 DEC 2008 with the
combined Review of Operations of RWE
Aktiengesellschaft and the Group including the
statement by the Executive Board on takeover-related
issues, the proposal of the Executive Board for the
appropriation of distributable profit, and the
Supervisory Board report for fiscal 2008

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          YES          FOR               FOR
distributable profit of EUR 2,408,107,789.25 as
follows: Payment of a dividend of EUR 4.50 per no-par
 share EUR 20,000,417.75 shall be carried forward Ex-
dividend and payable date: 23 APR 2009

PROPOSAL #3.: Approval of the acts of the executive                        ISSUER          YES          FOR               FOR
Board for fiscal 2008

PROPOSAL #4.: Approval of the acts of the Supervisory                      ISSUER          YES          FOR               FOR
 Board for fiscal 2008

PROPOSAL #5.: Appointment of the Auditors for the                          ISSUER          YES          FOR               FOR
2009 FY: PricewaterhouseCoopers AG, Frankfurt

PROPOSAL #6.: Appointment of the Auditors for the                          ISSUER          YES          FOR               FOR
abbreviation 2009 FY: PricewaterhouseCoopers AG,
Frankfurt

PROPOSAL #7.: Authorization to acquire own shares the                      ISSUER          YES          FOR               FOR
 Company shall be authorized to acquire own shares of
 up to 10% of its share capital through the s tock
exchange, at a price not deviating more than 10% from
 the market price of the shares, or by way of a
public repurchase offer to all shareholders, at a
price not deviating more than 20% from the market
price of the shares, on or before October 21,
2010.The existing authorization to acquire own shares
 shall be revoked when the above authorization comes
into effect. The Board of Managing Directors shall be
 authorized to dispose of the shares in a manner
other than through the stock exchange or by way of a
public offer to all shareholders against payment in
cash at a price not materially below the market price
 of the shares, to retire the shares and to exclude
shareholders. subscription rights in connection with
mergers and acquisitions, and for the satisfaction of
 conversion and/or option rights

PROPOSAL #8.: Authorization for the use of derivative                      ISSUER          YES          FOR               FOR
 financial instruments within the scope of share
buybacks

PROPOSAL #9.: Authorization I to grant convertible                         ISSUER          YES          FOR               FOR
bonds and warrants, the creation of a contingent
capital I, and the correspondence amendment to the
Article of Association the Board of Managing
Directors shall be authorized, with the consent of
the Supervisory Board, to issue bonds of up to EUR
6,000,000,000, conferring convertible rights for
bearer shares of the Company, on or before 21 APR
2014, shareholders shall be granted subscription
rights except for residual amounts and for the
satisfaction of convertible and/or option rights, the
 Company's share capital shall be increased
accordingly by up to EUR 143,975,680 through the
issue of up to 56,240,500 bearer no-par shares,
insofar as convertible and/or option rights are

PROPOSAL #10.: Authorization II to grant convertible                       ISSUER          YES          FOR               FOR
bonds and warrants, the creation of a contingent
capital II, and the correspondence amendment to the
Article of Association, the Board of Managing
Directors shall be authorized, with the consent of
the Supervisory Board, to issue bonds of up to EUR
6,000,000,000, conferring convertible rights for
bearer shares of the Company, on or before 21 APR
2014, shareholders shall be granted subscription
rights except for residual amounts and for the
satisfaction of convertible and/or option rights, the
 Company's share capital shall be increased
accordingly by up to EUR 143,975,680 through the
issue of up to 56,240,500 bearer no-par shares,
insofar as convertible and/or option rights are

PROPOSAL #11.: Amendment to the Article of                                 ISSUER          YES          FOR               FOR
Association Section 15[3], in respect of the Board of
 Managing Directors being authorized to allow the
electronic transmission of the shareholders meeting
Section 17[2] shall be deleted, The above amendments
shall only be entered into the commercial register if
 and when the ARUG comes into effect

PROPOSAL #12.: Amendment to Article 16, Paragraph [3]                      ISSUER          YES          FOR               FOR
 of the Articles of Incorporation [Adoption of a
resolution]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SAIPEM SPA, SAN DONATO MILANESE
  TICKER:                N/A             CUSIP:     T82000117
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the balance sheet as of 31 DEC                       ISSUER          NO           N/A               N/A
2008, consolidated balance sheet, Directors, Board of
 Auditors and the Auditing Company reports

PROPOSAL #2.: Approve the allocation of profit                             ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve to update the emoluments to                          ISSUER          NO           N/A               N/A
Audit Company PricewaterhouseCoopers S.P.A.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SAMPO OYJ
  TICKER:                N/A             CUSIP:     X75653109
  MEETING DATE:          4/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Calling the meeting to order                                 ISSUER          NO           N/A               N/A

PROPOSAL #3.: Election of persons to scrutinise the                        ISSUER          NO           N/A               N/A
minutes and to supervise the counting of votes

PROPOSAL #4.: Recording the legality of the meeting                        ISSUER          NO           N/A               N/A

PROPOSAL #5.: Recording the attendance at the meeting                      ISSUER          NO           N/A               N/A
 and adoption of the list of votes

PROPOSAL #6.: Presentation of the Financial                                ISSUER          NO           N/A               N/A
Statements, the Board of Director's; Report and the
Auditor's Report

PROPOSAL #7.: Adoption of the Financial Statements                         ISSUER          YES          FOR               FOR

PROPOSAL #8.: Resolution on the use of the profit                          ISSUER          YES          FOR               FOR
shown on the Balance Sheet and the payment of
dividend The Board of Directors proposes to the
Annual General Meeting that a dividend of EUR 0,80
per share from the parent company's distributable
assets be paid. The dividend will be paid to those
shareholders who, on the record date for payment of
dividends, Tuesday, 14 APR 2009, are registered in
the company's Shareholder Register kept by Euroclear
Finland Ltd (previously the Finnish Central
Securities Depository Ltd) The Board proposes to the
Annual General Meeting that the dividend be paid on
Tuesday, 21 April 2009. For those shareholders who
have not transferred their share certificates to the
book-entry system by the record date for payment of
dividends, the dividend will be paid after the
transfer of their shares to the book-entry system

PROPOSAL #9.: Resolution on the discharge of the                           ISSUER          YES          FOR               FOR
members of the Board of Directors and the CEO from
liability

PROPOSAL #10.: Resolution on the remuneration of the                       ISSUER          YES          FOR               FOR
members of the Board of Directors; after hearing the
major shareholders, the Board's Nomination and
Compensation Committee proposes to the Annual General
 Meeting that the members of the Board of Directors
will be paid the following fees per annum until the
close of the next Annual General Meeting the Chairman
 of the Board will be paid an annual fee of EUR
160,000, the Vice Chairman of Board will be paid EUR
100,000, and the other members of the Board of
Directors will be paid EUR 80,000 each 50 per cent of
 each Board member's annual compensation, after
deduction of taxes and similar payments, will be paid
 in Sampo plc A shares and the rest in cash Board
members employed by the company will not receive
separate compensation for Board work during the
validity of the employment or service relationship.
As background to the proposal that the Nomination and
 Compensation Committee has proposed that the Annual
General Meeting elect Bj rn Wahlroos to continue as a
 member of the Board of Directors and that the Board
of Directors elect him as its Chairman. At the close
of the Annual General Meeting, he will step down from
 the position of Group CEO and President of Sampo
plc. However, Bj rn Wahlroos will continue in the
service of Sampo plc until 30 June 2009, and
therefore he will be paid a Board Chairman fee of EUR
 120,000. After the end of the service relationship,
Bj rn Wahlroos will give up his participation in the
;Sampo 2006; Sampo long-term share-based incentive
scheme for Sampo Group's key management, and he will
no longer be entitled to payments through this scheme

PROPOSAL #11.: Resolution on the number of members of                      ISSUER          YES          FOR               FOR
 the Board of Directors After hearing the major
shareholders, the Nomination and Compensation
Committee proposes to the Annual General Meeting that
 eight members be elected to the Board of Directors

PROPOSAL #12.: The Nomination and Compensation                             ISSUER          YES          FOR               FOR
Committee proposes to the Annual General Meeting
Messrs Brunila, Eira Palin-Lehtinen, Jukka Pekkarinen
 Christoffer Taxell, Matti Vuoria and Bj rn Wahlroos,
 be re-elected for a term continuing until the close
of the next Annual General Meeting. Additionally,
Sampo plc's Nomination and Compensation Committee
proposes that Mr. Veli-Matti Mattila be elected as a
new Board member for a term continuing until the
close of the next Annual General Meeting. The
Nomination and Compensation Committee proposes that
the Board elect Mr. Bj rn Wahlroos from among their
number as the new Chairman of the Board

PROPOSAL #13.: The Board's Audit Committee proposes                        ISSUER          YES          FOR               FOR
to the Annual General Meeting that compensation be
paid to the company's auditor on the basis of
reasonable invoicing

PROPOSAL #14.: The Board's Audit Committee proposes                        ISSUER          YES          FOR               FOR
to the Annual General Meeting that Ernst & Young Oy
be elected as the Auditor until the close of the next
 Annual General Meeting

PROPOSAL #15.: The Board of Directors proposes that                        ISSUER          YES          FOR               FOR
the Annual General Meeting authorize the Board to
decide on repurchasing Sampo A shares using funds
available for profit distribution. Sampo A shares can
 be repurchased in one or more lots up to a total of
50,000,000 shares. Sampo shares can be repurchased in
 other proportion than the shareholders; proportional
 shareholdings (private repurchase). The share price
will be no higher than the highest price paid for
Sampo plc shares in public trading at the time of the
 purchase. However, in implementing the repurchase of
 Sampo shares, normal derivatives, stock lending or
other contracts may also be entered into within the
legal and regulatory limits, at the price determined
by the market. he holder of all Sampo plc B shares
has given consent to a buy-back of A shares It is
proposed that the authorization will be valid until
the close of the next Annual General Meeting,
provided this is not more than 18 months from the
Annual General Meeting's decision

PROPOSAL #16.: The Board of Directors proposes that                        ISSUER          YES          FOR               FOR
the Annual General Meeting decides to reduce the
share premium account and the reserve fund on the
company's Balance Sheet as of 31 DEC 2008 by EUR
1,160,392,342.66 and by EUR 366,295,191.68,
respectively, by transferring all the funds in the
share premium account and reserve fund on the Balance
 Sheet as of 31 DEC 2008 to the reserve for invested
unrestricted equity. Under the old Finnish Companies
Act, which was in force until 31 AUG 2006, both the
share premium account and the reserve fund were
restricted equity. The new Limited Liability
Companies Act no longer recognises either the concept
 of share premium account or the concept of reserve
fund but, according to the transitional provisions of
 the new act, it is allowed to reduce the size of
these funds by adhering to the provisions set for
reducing share capital. Transferring the funds as
proposed will enhance the flexibility of the
company's capital structure and increase the
distributable equity and reserves

PROPOSAL #17.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SAMSUNG ELECTRS LTD
  TICKER:                N/A             CUSIP:     Y74718100
  MEETING DATE:          3/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Elect the External Director                                  ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect the Internal Director                                  ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect the Audit Committee Member                             ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the remuneration limit for the                       ISSUER          YES        AGAINST           AGAINST
Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SANOFI-AVENTIS
  TICKER:                N/A             CUSIP:     F5548N101
  MEETING DATE:          4/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements and                        ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #O.2: Receive the consolidated financial                          ISSUER          YES          FOR               FOR
statements and statutory reports

PROPOSAL #O.3: Approve the allocation of income and                        ISSUER          YES          FOR               FOR
dividends of EUR 2.20 per share

PROPOSAL #O.4: Ratify the appointment of Mr. Chris                         ISSUER          YES          FOR               FOR
Viehbacher as a Director

PROPOSAL #O.5: Approve the Auditors' special report                        ISSUER          YES        AGAINST           AGAINST
regarding related-party transactions

PROPOSAL #O.6: Approve the transaction with Mr. Chris                      ISSUER          YES        AGAINST           AGAINST
 Viehbacher regarding Severance Payments

PROPOSAL #O.7: Grant authority for the repurchase of                       ISSUER          YES          FOR               FOR
up to 10% of issued share capital

PROPOSAL #E.8: Grant authority for the issuance of                         ISSUER          YES          FOR               FOR
equity or equity-linked securities with preemptive
rights up to aggregate nominal amount of EUR 1.3
billion

PROPOSAL #E.9: Grant authority for the issuance of                         ISSUER          YES          FOR               FOR
equity or equity-linked securities without preemptive
 rights up to aggregate nominal amount of EUR 500
million

PROPOSAL #E.10: Grant authority for the capital                            ISSUER          YES          FOR               FOR
increase of up to 10% of issued capital for future
acquisitions

PROPOSAL #E.11: Authorize the Board to increase                            ISSUER          YES          FOR               FOR
capital in the event of additional demand related to
delegation submitted to shareholder vote above

PROPOSAL #E.12: Grant authority for the                                    ISSUER          YES          FOR               FOR
capitalization of reserves of up to EUR 500 million
for bonus issue or increase in par value

PROPOSAL #E.13: Approve the Employee Stock Purchase                        ISSUER          YES          FOR               FOR
Plan

PROPOSAL #E.14: Grant authority for the use of up to                       ISSUER          YES        AGAINST           AGAINST
2.5% of issued capital in the Stock Option Plan

PROPOSAL #E.15: Grant authority for the use of up to                       ISSUER          YES        AGAINST           AGAINST
1.0% of issued capital in the Restricted Stock Plan

PROPOSAL #E.16: Approve the reduction in share                             ISSUER          YES          FOR               FOR
capital via cancellation of repurchased shares

PROPOSAL #E.17: Amend Article 15 of the Bylaws                             ISSUER          YES          FOR               FOR
regarding the Audit Committee

PROPOSAL #E.18: Grant authority for the filing of                          ISSUER          YES          FOR               FOR
required documents/other formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SAP AKTIENGESELLSCHAFT
  TICKER:                N/A             CUSIP:     D66992104
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements and Group annual report as well as the
report by the Board of Managing Directors pursuant to
 sections 289[4] and 315[4] of the German Commercial

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 2,765,783,523.74 as
follows: payment of a dividend of EUR 0.50 per no-par
 share, EUR 2,171,981,798.74 shall be carried
forward, ex-dividend and payable date: 20 MAY 2009

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the Acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of the Auditors for the                          ISSUER          NO           N/A               N/A
2009 FY: KPMG AG, Berlin

PROPOSAL #6.: Renewal of the authorization to acquire                      ISSUER          NO           N/A               N/A
 own shares; the Company shall be authorized to
acquire own shares of up to EUR 120,000,000, at a
price neither more than 10% above, nor more than 20%
below the market price of the shares if they are
acquired through the Stock Exchange, nor differing
more than 20% from the market price of the shares if
they are acquired by way of a repurchase offer, on or
 before 31 OCT 2010, the Board of Managing Directors
shall be authorized, with the consent of the
Supervisory Board, to sell the shares on the Stock
Exchange and to offer them to the shareholders for
subscription; the Board of Managing Directors shall
also be authorized to exclude shareholders'
subscription rights for residual amounts and dispose
of the shares in another manner if they are sold at a
 price not materially below their mark et price, to
offer the shares to third parties for acquisition
purposes, to use the shares within the scope of the
Company's Stock Option and Incentive Plans, or for
satisfying conversion and option rights, and to

PROPOSAL #7.: Amendment to Section 19[2] of the                            ISSUER          NO           N/A               N/A
Articles of Association in accordance with the
implementation of the shareholders Rights Act [ARUG],
 in respect of shareholders being able to issue
proxy-voting instructions via a password-secured
internet dialogue provided by the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SCHNEIDER ELECTRIC SA, RUEIL MALMAISON
  TICKER:                N/A             CUSIP:     F86921107
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements and                        ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #O.2: Approve the consolidated financial                          ISSUER          YES          FOR               FOR
statements and statutory reports

PROPOSAL #O.3: Approve the allocation of income and                        ISSUER          YES          FOR               FOR
dividends of EUR 3.45 per share

PROPOSAL #O.4: Approve the Auditors special report                         ISSUER          YES          FOR               FOR
regarding related party transactions

PROPOSAL #O.5: Approve the transaction with Mr. Jean                       ISSUER          YES        AGAINST           AGAINST
Pascal Tricoire regarding Pension Scheme and
Severance Payment

PROPOSAL #O.6: Grant authority to repurchase of up to                      ISSUER          YES          FOR               FOR
 10% of issued share capital

PROPOSAL #O.7: Ratify the Change of Registered Office                      ISSUER          YES          FOR               FOR
 to 35, Rue Joseph Monier, 92500 Rueil Malmaison and
amend Article 5 of Bylaws accordingly

PROPOSAL #E.8: Approve to update the corporate                             ISSUER          YES          FOR               FOR
purpose and amend Article 2 of Bylaws accordingly

PROPOSAL #E.9: Approve the share ownership disclosure                      ISSUER          YES          FOR               FOR
 threshold

PROPOSAL #E.10: Grant authority for the issuance of                        ISSUER          YES          FOR               FOR
equity or equity linked securities with preemptive
rights up to aggregate nominal amount of EUR 800
million

PROPOSAL #E.11: Grant authority for the issuance of                        ISSUER          YES          FOR               FOR
equity or equity linked securities without preemptive
 rights up to aggregate nominal amount of EUR 360
million

PROPOSAL #E.12: Authorize the Board to increase the                        ISSUER          YES          FOR               FOR
capital in the event of additional demand related to
delegation submitted to shareholder vote above

PROPOSAL #E.13: Grant authority to increase the                            ISSUER          YES          FOR               FOR
capital for future exchange offers

PROPOSAL #E.14: Grant authority up to 3% of issued                         ISSUER          YES        AGAINST           AGAINST
capital for use in Stock Option Plan

PROPOSAL #E.15: Grant authority up to 1% of issued                         ISSUER          YES        AGAINST           AGAINST
capital for use in Restricted Stock Plan

PROPOSAL #E.16: Approve the Employee Stock Purchase                        ISSUER          YES          FOR               FOR
Plan

PROPOSAL #E.17: Approve the Stock Purchase Plan                            ISSUER          YES          FOR               FOR
reserved for International Employees

PROPOSAL #E.18: Approve the reduction in share                             ISSUER          YES          FOR               FOR
capital via cancellation of repurchased shares

PROPOSAL #E.19: Grant authority for the filing of                          ISSUER          YES          FOR               FOR
required documents/other formalities

PROPOSAL #A.: PLEASE NOTE THAT THIS IS A SHAREHOLDER                       ISSUER          YES        AGAINST             FOR
PROPOSAL: Approve the limit of remuneration of the
Supervisory Board Members at the aggregate amount of
EUR 600,000

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHARP CORPORATION
  TICKER:                N/A             CUSIP:     J71434112
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Change Business                           ISSUER          YES          FOR               FOR
Lines, Approve Minor Revisions Related to
Dematerialization of Shares and the other Updated
Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Continuation of Plan Regarding Large-                        ISSUER          YES        AGAINST           AGAINST
Scale Purchases of Sharp Corporation Shares (Takeover
 Defense Plan)

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHIN-ETSU CHEMICAL CO.,LTD.
  TICKER:                N/A             CUSIP:     J72810120
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Increase
Board Size to 26

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4: Appoint a Corporate Auditor                                   ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5: Allow Board to Authorize Use of Stock                         ISSUER          YES          FOR               FOR
Options

PROPOSAL #6: Approve Extension of Anti-Takeover                            ISSUER          YES        AGAINST           AGAINST
Defense Measures

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHINHAN FINANCIAL GROUP CO LTD, SEOUL
  TICKER:                N/A             CUSIP:     Y7749X101
  MEETING DATE:          3/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the partial amendment to the                         ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation, amendment to the Articles
of Incorporation resulting from enacting of Financial
 Investment Services and Capital Market Act and
amendment of Commercial Law

PROPOSAL #3.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

PROPOSAL #4.: Approve the Stock Option for staff, and                      ISSUER          YES        AGAINST           AGAINST
 the Directors/staff of the subsidiary of the Company

PROPOSAL #5.1: Elect Mr. Lee, Back Soon as an Non-                         ISSUER          YES          FOR               FOR
Outside Director

PROPOSAL #5.2: Elect Mr. Go, Bu In as an Outside                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.3: Elect Mr. Kim, Young Woo as an Outside                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #5.4: Elect Mr. Kim, Yo Gu as an Outside                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.5: Elect Mr. Ryu, Si Yul as an Outside                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.6: Elect Mr. Yoon, Gye Sub as an Outside                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.7: Elect Mr. Lee, Jung Il as an Outside                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.8: Elect Mr. Jun, Sung Bin as an Outside                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.9: Elect Mr. Jung, Gab Young as an                             ISSUER          YES          FOR               FOR
Outside Director

PROPOSAL #5.10: Elect Mr. Jung, Haeng Nam as an                            ISSUER          YES          FOR               FOR
Outside Director

PROPOSAL #5.11: Elect Mr. Jo, Bong Yun as an Outside                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.12: Elect Mr. Choi, Young Suk as an                            ISSUER          YES          FOR               FOR
Outside Director

PROPOSAL #5.13: Elect Mr. Philippe Reynieix as an                          ISSUER          YES          FOR               FOR
Outside Director

PROPOSAL #6.1: Elect Mr. Kim, Young Woo as an Outside                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #6.2: Elect Mr. Jun, Sung Bin as an Outside                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.3: Elect Mr. Jung, Gab Young as an                             ISSUER          YES          FOR               FOR
Outside Director

PROPOSAL #6.4: Elect Mr. Jo, Bong Yeon as an Outside                       ISSUER          YES          FOR               FOR
Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHIONOGI & CO.,LTD.
  TICKER:                N/A             CUSIP:     J74229105
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations, Adopt
Reduction of Liability System for Outside Directors

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Approve Payment of Bonuses to Directors                      ISSUER          YES          FOR               FOR

PROPOSAL #6.: Presentation of Retirement Benefits to                       ISSUER          YES          FOR               FOR
a Retiring Director and Reelected Directors since
Abolishment of Retirement Benefit Systems

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SIEMENS AG, MUENCHEN
  TICKER:                N/A             CUSIP:     D69671218
  MEETING DATE:          1/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the report of the                            ISSUER          NO           N/A               N/A
Supervisory Board, the corporate governance and
compensation report, and the compliance report for
the 2007/2008 FY

PROPOSAL #2.: Presentation of the Company and group                        ISSUER          NO           N/A               N/A
financial statements and annual reports for the
2007/2008 FY with the report pursuant to Sections
289(4) and 315(4) of the German Commercial Code

PROPOSAL #3.: Resolution on the appropriation of the                       ISSUER          YES          FOR               FOR
distributable profit of EUR 1,462,725,473.60 as
follows: Payment of a dividend of EUR 1.60 per
entitled share Ex-dividend and payable date: 28 JAN
2009

PROPOSAL #4.1.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Rudi Lamprecht [Postponement]

PROPOSAL #4.2.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Juergen Radomski [Postponement]

PROPOSAL #4.3.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Uriel J. Sharef [Postponement]

PROPOSAL #4.4.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Klaus Wucherer [Postponement]

PROPOSAL #4.5.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Peter Loescher

PROPOSAL #4.6.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Wolfgang Dehen

PROPOSAL #4.7.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Heinrich Hiesinger

PROPOSAL #4.8.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Joe Kaeser

PROPOSAL #4.9.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Eduardo Montes

PROPOSAL #4.10.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Jim Reid-Anderson

PROPOSAL #4.11.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Erich R. Reinhardt

PROPOSAL #4.12.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Hermann Requardt

PROPOSAL #4.13.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Siegfried Russwurm

PROPOSAL #4.14.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Peter Y. Solmssen

PROPOSAL #5.1.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Gerhard Cromme

PROPOSAL #5.2.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr. Ralf
 Heckmann

PROPOSAL #5.3.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Josef Ackermann

PROPOSAL #5.4.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Lothar Adler

PROPOSAL #5.5.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Jean-Louis Beffa

PROPOSAL #5.6.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Gerhard Bieletzki

PROPOSAL #5.7.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr. Gerd
 von Brandenstein

PROPOSAL #5.8.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr. John
 David Coombe

PROPOSAL #5.9.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Hildegard Cornudet

PROPOSAL #5.10.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Michael Diekmann

PROPOSAL #5.11.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr. Hans
 Michael Gaul

PROPOSAL #5.12.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Birgit Grube

PROPOSAL #5.13.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Peter Gruss

PROPOSAL #5.14.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Bettina Haller

PROPOSAL #5.15.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Heinz Hawreliuk

PROPOSAL #5.16.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Berthold Huber

PROPOSAL #5.17.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Harald Kern

PROPOSAL #5.18.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Walter Kroell

PROPOSAL #5.19.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Nicola Leibinger-Kammueller

PROPOSAL #5.20.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Michael Mirow

PROPOSAL #5.21.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Werner Moenius

PROPOSAL #5.22.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Roland Motzigemba

PROPOSAL #5.23.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Thomas Rackow

PROPOSAL #5.24.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Hakan Samuelsson

PROPOSAL #5.25.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Dieter Scheitor

PROPOSAL #5.26.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Albrecht Schmidt

PROPOSAL #5.27.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Henning Schulte-Noelle

PROPOSAL #5.28.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Rainer Sieg

PROPOSAL #5.29.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Peter von Siemens

PROPOSAL #5.30.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Jerry I. Speyer

PROPOSAL #5.31.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Birgit Steinborn

PROPOSAL #5.32.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr. Iain
 Vallance of Tummel

PROPOSAL #6.: Appointment of auditors for the                              ISSUER          YES          FOR               FOR
2008/2009 FY: Ernst + Young AG, Stuttgart

PROPOSAL #7.: Authorization to acquire own shares,                         ISSUER          YES          FOR               FOR
the Company shall be authorized to acquire own shares
 of up to 10% of its share capital, at prices neither
 more than 10% above nor more than 20% below the
market price, between 01 MAR 2009, and 26 JUL 2010,
the Board of Managing Directors shall be authorized
to retire the shares, to use the shares within the
scope of the Company's stock option plans, to issue
the shares to employees and executives of the
Company, and to use the shares to fulfill conversion

PROPOSAL #8.: Authorization to use derivatives for                         ISSUER          YES          FOR               FOR
the acquisition of own shares Supplementary to item
7, the Company shall be authorized to use call and
put options for the purpose of acquiring own shares

PROPOSAL #9.: Resolution on the creation of                                ISSUER          YES          FOR               FOR
authorized capital, and the corresponding amendments
to the Articles of Association, the Board of Managing
 Directors shall be authorized, with the consent of
the Supervisory Board, to increase the share capital
by up to EUR 520,800,000 through the issue of up to
173,600,000 new registered shares against cash
payment, on or before 26 JAN 2014, shareholders shall
 be granted subscription rights, except for the issue
 of shares against payment in kind, for residual
amounts, for the granting of subscription rights to
bondholders, and for the issue of shares at a price
not materially below their market price

PROPOSAL #10.: Resolution on the authorization to                          ISSUER          YES          FOR               FOR
issue convertible or warrant bonds, the creation of
new contingent capital, and the corresponding
amendments to the Articles of Association, the Board
of Managing Directors shall be authorized to issue
bonds of up to EUR 15,000,000,000, conferring a
convertible or option right for up to 200,000,000 new
 shares, on or before 26 JAN 2014, shareholders shall
 be granted subscription rights, except for the issue
 of bonds at a price not materially below their
theoretical market value, for residual amounts, and
for the granting of subscription rights to holders of
 previously issued convertible or option rights, the
Company's share capital shall be increased
accordingly by up to EUR 600,000,000 through the
issue of new registered shares, insofar as
convertible or option rights are exercised

PROPOSAL #11.: Resolution on the revision of the                           ISSUER          YES          FOR               FOR
Supervisory Board remuneration, and the corresponding
 amendments to the Articles of Association, the
members of the Supervisory Board shall receive a
fixed annual remuneration of EUR 50,000, plus a
variable remuneration of EUR 150 per EUR 0.01 of the
earnings per share in excess of EUR 1, plus a further
 variable remuneration of EUR 250 per EUR 0.01 by
which the three-year average earnings per share
exceed EUR 2, the Chairman shall receive three times,
 and the Deputy Chairman one and a half times, the
amounts Committee members shall be granted further
remuneration, all members shall receive an attendance
 fee of EUR 1,000 per meeting

PROPOSAL #12.: Amendment to the Articles of                                ISSUER          YES          FOR               FOR
Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SILICONWARE PRECISION INDS LTD
  TICKER:                N/A             CUSIP:     Y7934R109
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.A: Management report on the business                           ISSUER          NO           N/A               N/A
performance in FY 2008

PROPOSAL #1.B: Supervisors review report on the FY                         ISSUER          NO           N/A               N/A
2008 audited financial statements

PROPOSAL #1.C: Pursuant to ROC SFAs No. 34 to                              ISSUER          NO           N/A               N/A
recognize an impairment loss

PROPOSAL #2.A: Adopt the meeting of FY 2008 Business                       ISSUER          YES          FOR               FOR
report and financial statements

PROPOSAL #2.B: Adopt the meeting of FY 2008 profit                         ISSUER          YES          FOR               FOR
Distribution plan [cash dividend TWD 1.8 per share]

PROPOSAL #2.C: Other proposals                                             ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SINGAPORE TELECOMMUNICATIONS LTD
  TICKER:                N/A             CUSIP:     Y79985209
  MEETING DATE:          7/25/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the financial                              ISSUER          YES          FOR               FOR
statements for the FYE 31 MAR 2008, the Directors'
report and the Auditors' report thereon

PROPOSAL #2.: Declare a final dividend of 6.9 cents                        ISSUER          YES          FOR               FOR
per share in respect of the FYE 31 MAR 2008

PROPOSAL #3.: Re-elect Mr. Graham John Bradley as an                       ISSUER          YES          FOR               FOR
Independent Member of the Audit Committee, who retire
 by rotation in accordance with Article 97 of the
Company's Article of Association

PROPOSAL #4.: Re-elect Mr. Chumpol NaLamlieng as a                         ISSUER          YES          FOR               FOR
Director, who retire by rotation in accordance with
Article 97 of the Company's Articles of Association

PROPOSAL #5.: Re-elect Mr. Nicky Tan Ng Kuang as an                        ISSUER          YES          FOR               FOR
Independent Member of the Audit Committee, who retire
 by rotation in accordance with Article 97 of the
Company's Articles of Association

PROPOSAL #6.: Re-elect Mr. Dominic Chiu Fai Ho as an                       ISSUER          YES          FOR               FOR
Independent Member of the Audit Committee, who ceases
 to hold the office in accordance with Article 103 of
 the Company's Articles of Association

PROPOSAL #7.: Approve the payment of Directors' fees                       ISSUER          YES          FOR               FOR
by the Company of up to SGD 2,250,000 for the FYE 31
MAR 2009 [2008: up to SGD 2,250,000]

PROPOSAL #8.: Re-appoint the Auditors and authorize                        ISSUER          YES          FOR               FOR
the Directors to fix their remuneration

PROPOSAL #9.: Authorize the Directors to issue shares                      ISSUER          YES          FOR               FOR
 in the capital of the Company [shares] whether by
way of rights, bonus or otherwise and/or 2) make or
grant offers, agreements or potions [collectively,
Instruments] that might or would require shares to be
 issued including but not limited to the creation and
 issue of [as well as adjustments to] warrants,
debentures or other instruments convertible into
shares at any time and upon such terms and conditions
 and for such purposes and to such persons as the
Directors may in their absolute discretion deem fit;
and (ii) issue shares in pursuance of any instrument
made or granted by the Directors while this
resolution was in force; provided that the agreement
number of shares to be issued pursuant to this
resolution [including shares to be issued in
pursuance of instruments made or granted pursuant to
this resolution] does not exceed 50% of the issued
shares in the capital of the Company [as calculated
in accordance with this resolution] of which the
aggregate number of shares to be issued other than on
 a pro rata basis to shareholders of the Company
[including shares to be issued in pursuance of
instrument made or granted pursuant to this
resolution] does not exceed 10% of the total number
issued shares in the capital of the Company; (ii)
[subject to such manner of calculation as ,may be
prescribed by the Singapore Exchange Securities
Trading Limited (SGX-ST)] to determine the aggregate
number of shares that may be issued under this
resolution the percentage of issued shares shall be
on that total number of issued shares in the capital
of the Company at the time the resolution is passed
after adjusting for: (a) new shares arising from the
conversion or exercise of any convertible securities
or share options or vesting of share awards which are
 outstanding or subsisting at the time this
resolution is passed and (b) any subsequent
consolidation or sub division of shares (iii) in
exercising the authority conferred by the resolution
the Company shall comply with the provisions of the
Listing manual of the SGX-ST and the rules of any
other stock exchange on which the shares of the
Company may for time being be listed or quoted for
the time being in force and the Articles of
Association for the time being of the Company and;
[Authority shall continue in force until the
conclusion of the next AGM of the Company or the date
 by which the next AGM of the Company is required by

PROPOSAL #10.: Authorize the Directors to allot and                        ISSUER          YES          FOR               FOR
issue from time to time such number of shares in the
capital of the Company as may be required to be
issued pursuant to exercise the options under the
Singapore Telecom Share Option Scheme 1999 [1999
scheme] provided always that the aggregate number of
shares to be issued pursuant to be 1999 Scheme shall
not exceed 5% of the total number of issued share
[excluding treasury shares] in the capital of the
Company from time to time as calculated in accordance
 the rules of the 1999 Scheme

PROPOSAL #11.: Authorize the Directors to grant                            ISSUER          YES          FOR               FOR
awards in accordance with the provisions of the Sing
Tel Performance Share Plan [Share plan] and to allot
and issue from time to time such number of fully paid
 up shares in the capital of the Company as may be
required to be issued pursuant to the vesting of
awards under the Share Plan, provided always that the
 aggregate number of shares to be issue pursuant to
the 1999 Scheme and the Share Plan shall not exceed
10% of the total number of issued shares in the
capital of the Company from time to time

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SINGAPORE TELECOMMUNICATIONS LTD
  TICKER:                N/A             CUSIP:     Y79985209
  MEETING DATE:          7/25/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 for the purposes of Sections 76C and 76E of the
Companies Act chapter 50 [the Companies Act], to
purchase or otherwise acquire issued ordinary shares
in the capital of the Company [Shares], not exceeding
 in aggregate the maximum limit [as specified],at
such price or process as may be determined  by the
Directors from time to time up to the maximum price
[as specified] whether by way of: market purchases on
 the Singapore Exchange Securities Trading Limited
[SGX-ST], and/or any other stock exchange on which
the shares may for the time being be listed and
quoted [Other Exchange] and/or off-market purchases
effected otherwise than on the SGX-ST or, as the case
 may be, other exchange] in accordance with any equal
 access scheme(s), as determined or formulated by the
 Directors as they consider fir, which scheme(s)
shall satisfy all the conditions prescribed by the
Companies Act, in the case of a market purchase of a
share 105% of the average closing market price of the
 shares and in case of an off-market purchase of a
share pursuant to an equal access scheme, 110% of the
 average closing market price of the shares and
authorize the Directors of the Company and/or any of
them to do all such acts and things deemed necessary
to give effect to this Resolution; [Authority expires
 the earlier of the next AGM of the Company or the
date by which the next AGM of the Company is required

PROPOSAL #2.: Approve, for the purposes of Rule 10.14                      ISSUER          YES          FOR               FOR
 of the ASX Listing rules, the participation by the
Relevant Person in the Relevant Period specified in
paragraph 3.2 of the Circular to the shareholders and
 the CUFS holders dated 26 JUN 2008 [the Circular] in
 the SingTel Performance Share Plan, on the specified
 terms

PROPOSAL #S.3: Amend Articles 93, 97, 98 and 103 of                        ISSUER          YES          FOR               FOR
the Articles of the Association of the Company as
specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SK TELECOM CO., LTD.
  TICKER:                SKM             CUSIP:     78440P108
  MEETING DATE:          3/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF FINANCIAL STATEMENTS FOR                         ISSUER          YES          FOR               FOR
THE 25TH FISCAL YEAR (FROM JANUARY 1, 2008 TO
DECEMBER 31, 2008) AS SET FORTH IN ITEM 1 OF THE
COMPANY'S AGENDA ENCLOSED HEREWITH.

PROPOSAL #02: APPROVAL OF CEILING AMOUNT OF THE                            ISSUER          YES          FOR               FOR
REMUNERATION FOR DIRECTORS* PROPOSED CEILING AMOUNT
OF THE REMUNERATION FOR DIRECTORS IS KRW 12 BILLION.

PROPOSAL #03: AMENDMENT TO COMPANY REGULATION ON                           ISSUER          YES          FOR               FOR
EXECUTIVE COMPENSATION AS SET FORTH IN ITEM 2 OF THE
COMPANY'S AGENDA ENCLOSED HEREWITH.

PROPOSAL #4A1: ELECTION OF DIRECTOR: MR. CHEY, JAE WON                     ISSUER          YES          FOR               FOR

PROPOSAL #4A2: ELECTION OF DIRECTOR: MR. JUNG, MAN WON                     ISSUER          YES          FOR               FOR

PROPOSAL #4B: ELECTION OF INDEPENDENT NON-EXECUTIVE                        ISSUER          YES          FOR               FOR
DIRECTOR.

PROPOSAL #4C: ELECTION OF A MEMBER OF THE AUDIT                            ISSUER          YES          FOR               FOR
COMMITTEE.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SMITH & NEPHEW GROUP P L C
  TICKER:                N/A             CUSIP:     G82343164
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the report and accounts                                ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve to confirm the interim dividends                     ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. David Lllingworth                               ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Re-elect Mr. Joseph Papa                                     ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Dr. Rolf Stomberg                                   ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-appoint the Auditors                                      ISSUER          YES          FOR               FOR

PROPOSAL #8.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the remuneration of the Auditors

PROPOSAL #9.: Approve to renew the Directors'                              ISSUER          YES          FOR               FOR
authority to allot shares

PROPOSAL #10.: Amend the French Share Save Plan [2002]                     ISSUER          YES          FOR               FOR

PROPOSAL #11.: Approve to renew the Directors'                             ISSUER          YES          FOR               FOR
authority for the disapplication of pre-emption rights

PROPOSAL #12.: Authorize to renew the Directors'                           ISSUER          YES          FOR               FOR
authority limited to make market purchases of the
Company's own shares

PROPOSAL #13.: Authorize the Directors to continue to                      ISSUER          YES          FOR               FOR
 call general meetings, other than AGM, on 14 clear
days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SOCIETE GENERALE, PARIS
  TICKER:                N/A             CUSIP:     F43638141
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company's financial                             ISSUER          YES          FOR               FOR
statements for the YE 31 DEC 2008, as presented,
showing losses of EUR 2,963,598,323.26

PROPOSAL #O.2: Approve to record the loss for the                          ISSUER          YES          FOR               FOR
year as a deficit in retained earnings, following
this appropriation, the retained earnings account of
EUR 6,363 ,246,855.22 will show a new balance of EUR
3,399,648,531.96, global dividends deducted from the
retained earnings account: EUR 696,872,692. 80 the
shareholders will receive a net dividend of EUR 1.20
per share of a par value of EUR 1.25, and will
entitle to the 40% deduction provided by the French
Tax Code, this dividend will be paid on 09 JUN 2009,
as required by Law, it is reminded that, for the last
 3 FY, the dividends paid, were as: EUR 4.50 for FY
2005 EUR 5.20 for FY 2006 EUR 0.90 for FY 2007

PROPOSAL #O.3: Approve the dividend payment will to                        ISSUER          YES          FOR               FOR
be carried out in new shares as per the conditions:
reinvestment period will be effective from 27 MAY
2009 to 10 JUN 2009, after the shareholders will
receive the dividend payment in cash, the new shares
will be created with dividend rights as of 01 JAN
2009, and authorize the Board of Directors to take
all necessary measures and accomplish all necessary

PROPOSAL #O.4: Approve the consolidated financial                          ISSUER          YES          FOR               FOR
Statements and statutory reports of the Board of
Directors and the Auditors for 2008

PROPOSAL #O.5: Receive the Special Auditors' report                        ISSUER          YES          FOR               FOR
on agreements governed by the Article L.225-38 of the
 French Code

PROPOSAL #O.6: Receive the Special Auditors' report                        ISSUER          YES          FOR               FOR
on retirement commitments in favor of Mr. Daniel
Bouton, Mr. Phileppe Citerene and Mr. Didier LIX by
the Article L.225-42-1 of the French Code

PROPOSAL #O.7: Receive the Special Auditors' report                        ISSUER          YES          FOR               FOR
on retirement commitments in favour of Mr. Severin
Cabannes and Mr. Frederic Oudea by the Article L.225-
42-1 of the French Code

PROPOSAL #O.8: Receive the Special Auditors' report                        ISSUER          YES          FOR               FOR
on retirement indemnity commitments in favor of Mr.
Frederic Oudea by the Article L.225-42-1 of the
French Code

PROPOSAL #O.9: Renew the appointment of Mr. Jean                           ISSUER          YES          FOR               FOR
Azema as a Director for a 4 year period

PROPOSAL #O.10: Renew the appointment of Mrs.                              ISSUER          YES          FOR               FOR
Elisabeth Lulin as a Director for a 4 year period

PROPOSAL #O.11: Ratify the Co-optation of Mr. Robert                       ISSUER          YES          FOR               FOR
Castaigne as a Director, to replace Mr. Elie Cohen,
resigning, for the remaining time of Mr. Elie Cohen's
 term of office, until the shareholders' meeting
called in 2010 and to approve the financial
statements for the FY

PROPOSAL #O.12: Appoint Mr. Jean-Bernard Levy as a                         ISSUER          YES          FOR               FOR
director for a 4-year period

PROPOSAL #O.13: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
trade by all means, in the Company's shares on the
stock market, subject to the conditions: maximum
purchase price: EUR 105.00, maximum number of shares
to be acquired: 58,072,724, i.e.10% of the share
capital, maximum funds invested in the share
buybacks: EUR 6,097,636,020.00; [Authority expires
after18-month period], this authorization supersedes
the unspent remaining period of the authorization
granted by the shareholders' meeting of 27 MAY 27
2008 in its Resolution 9, the shareholders' meeting
delegates all powers to the Board of Directors to
take all necessary measures and accomplish all

PROPOSAL #E.14: Approve to add Article 20 granting                         ISSUER          YES        AGAINST           AGAINST
powers to the Bylaws

PROPOSAL #E.15: Authorize the Board of Directors,                          ISSUER          YES          FOR               FOR
under approval of resolution 16, to increase the
share capital up to a maximum nominal amount of EUR
241,900,000,00, that is 33.3% of the share capital,
by issuance of preference shares without voting right
 and preferred subscribed rights for any cash capital
 increase; [Authority expires after 14 month period]

PROPOSAL #E.16: Approve to introduce preference                            ISSUER          YES          FOR               FOR
shares within the bylaws subject to approval of
Resolution 16, consequently, a new class of shares
known as B shares will be created composed with
preference shares without voting right and
preferential subscription right for any cash capital
increase; the share capital will be divided into 2
Classes of shares A shares, corresponding to all
ordinary shares, and B shares accordingly, and
authorize the Board of Directors to amend the

PROPOSAL #E.17: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
increase the share capital, on one or more occasions,
 and its sole discretion, by issuing shares or
securities giving access to the share capital in
favor of employees of the Company and its
subsidiaries who are Members of a Company savings
plan; [Authority expires after 14 month period]; and
for a nominal amount that shall not exceed 1.75% of
the share capital, the Global amount of capital
increase carried out under this present Resolution
shall count against the ones specified in 10 and 11
Resolutions of the combined shareholders' meeting
held on 27 MAY 2008, and approve to cancel the
shareholders preferential subscription rights in
favor of Members of the said savings plan, this
authorization supersedes unspent remaining period of
the authorization granted by shareholders' meeting of
 27 MAY 2008, in its Resolution 14, expect what
concerns the completion of the share capital
increases reserved for Members of a Company savings
plan which has been set by the Board of Directors
during its meeting of 17 FEB 2009, and to take all
necessary measures and accomplish all necessary

PROPOSAL #E.18: Approve to increase the ceiling of                         ISSUER          YES          FOR               FOR
capital increase with the shareholder's preferential
subscription right maintained set forth in the
Resolution 10 granted by the shareholders meeting
held on 27 MAY 2008; the global amount of share
capital increase originally set at EUR 220,000,000.00
 will increase to EUR 360,000,000.00 i.e., 30.2% to
49.6% of the share capital; [Authority expires after
26 month period]

PROPOSAL #E.19: Grant full powers to the bearer of an                      ISSUER          YES          FOR               FOR
 original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed by law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SONY CORPORATION
  TICKER:                N/A             CUSIP:     J76379106
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve Issuance of Share Acquisition                        ISSUER          YES          FOR               FOR
Rights as Stock Options

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STANDARD BANK GROUP LIMITED
  TICKER:                N/A             CUSIP:     S80605140
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive and adopt the annual financial                      ISSUER          YES          FOR               FOR
 statements for the YE 31 DEC 2008, including the
reports of the Directors and Auditors

PROPOSAL #O.2.1: Approve the proposed fees payable to                      ISSUER          YES          FOR               FOR
 the Non-Executive Directors for 2009: Chairman of
Standard Bank Group- ZAR 3,600,000 per annum

PROPOSAL #O.2.2: Approve the proposed fees payable to                      ISSUER          YES          FOR               FOR
 the Non-Executive Directors for 2009: Director of
Standard Bank Group- ZAR 140,000 per annum

PROPOSAL #O.2.3: Approve the proposed fees payable to                      ISSUER          YES          FOR               FOR
 the Non-Executive Directors for 2009: International
Director of Standard Bank Group- EUR 30,100 per annum

PROPOSAL #O.2.4: Approve the proposed fees payable to                      ISSUER          YES          FOR               FOR
 the Non-Executive Directors for 2009: Group credit
committee: Member- ZAR 13,750 per meeting

PROPOSAL #O.2.5: Approve the proposed fees payable to                      ISSUER          YES          FOR               FOR
 the Non-Executive Directors for 2009: Directors'
affairs committee: Chairman- ZAR 88,000 per annum;
Member- ZAR 44,000 per annum

PROPOSAL #O.2.6: Approve the proposed fees payable to                      ISSUER          YES          FOR               FOR
 the Non-Executive Directors for 2009: Group risk and
 capital Management Committee: Chairman- ZAR 300,000
per annum; Member- ZAR 150,000 per annum

PROPOSAL #O.2.7: Approve the proposed fees payable to                      ISSUER          YES          FOR               FOR
 the Non-Executive Directors for 2009: Group
remuneration committee: Chairman- ZAR 175,000 per
annum; Member- ZAR 80,500 per annum

PROPOSAL #O.2.8: Approve the proposed fees payable to                      ISSUER          YES          FOR               FOR
 the Non-Executive Directors for 2009: Group
remuneration committee: Chairman- ZAR 120,000 per
annum; Member- ZAR 60,000 per annum

PROPOSAL #O.2.9: Approve the proposed fees payable to                      ISSUER          YES          FOR               FOR
 the Non-Executive Directors for 2009: Group audit
committee: Chairman- ZAR 350,000 per annum; Member-
ZAR 150,000 per annum

PROPOSAL #O2.10: Approve the proposed fees payable to                      ISSUER          YES          FOR               FOR
 the Non-Executive Directors for 2009: Ad hoc meeting
 attendance- ZAR 13,750 per meeting

PROPOSAL #O.3.1: Elect Mr. Doug Band as a Director,                        ISSUER          YES          FOR               FOR
who retire by rotation in accordance with the
provisions of the Company's Articles of Association

PROPOSAL #O.3.2: Elect Mr. Derek Cooper as a                               ISSUER          YES          FOR               FOR
Director, who retire by rotation in accordance with
the provisions of the Company's Articles of

PROPOSAL #O.3.3: Elect Mr. Sam Jonah KBE as a                              ISSUER          YES          FOR               FOR
Director, who retire by rotation in accordance with
the provisions of the Company's Articles of

PROPOSAL #O.3.4: Elect Mr. Sir Paul Judge as a                             ISSUER          YES          FOR               FOR
Director, who retire by rotation in accordance with
the provisions of the Company's Articles of

PROPOSAL #O.3.5: Elect Mr. Kgomotso Moroka as a                            ISSUER          YES        AGAINST           AGAINST
Director retire by rotation in accordance with the
provisions of the Company's Articles of Association

PROPOSAL #O.3.6: Elect Mr. Chris Nissen as a Director                      ISSUER          YES          FOR               FOR
 retire by rotation in accordance with the provisions
 of the Company's Articles of Association

PROPOSAL #O.4.1: Authorize the Directors, for the                          ISSUER          YES        AGAINST           AGAINST
purpose of carrying out the terms of the Standard
Bank Equity Growth Scheme [the Equity Growth Scheme],
 other than those which have specifically been
appropriated for the Equity Growth Scheme in terms of
 ordinary resolutions duly passed at previous AGM's
of the Company specifically placed under the control
of the Directors, authorized to allot and issue those
 shares in terms of the Equity Growth Scheme

PROPOSAL #O.4.2: Authorized the Directors, for the                         ISSUER          YES        AGAINST           AGAINST
purpose of carrying out the terms of the Standard
Bank Group Share Incentive Scheme [the Scheme], other
 than those which have specifically been appropriated
 for the Scheme in terms of ordinary resolutions duly
 passed at previous AGM's of the Company specifically
 placed under the control of the Directors,
authorized to allot and issue those shares in terms

PROPOSAL #O.4.3: Authorized the Directors of the                           ISSUER          YES          FOR               FOR
Company, that the unissued ordinary shares in the
authorized share capital of the Company [other than
those specifically identified in ordinary Resolutions
 4.1 and 4.2] placed under the control of the to
allot and issue the ordinary shares at their
discretion until the next AGM of the Company, subject
 to the provisions of the Companies Act, 61 of 1973,
as amended, the Banks Act, 94 of 1990, as amended and
 the Listings Requirements of the JSE Limited and
subject to the aggregate number of ordinary shares
able to be allotted and issued in terms of this
resolution being limited to 5% of the number of
ordinary shares in issue at 31 DEC 2008

PROPOSAL #O.4.4: Authorized the Directors of the                           ISSUER          YES          FOR               FOR
Company, the share capital of the Company that the
unissued non-redeemable, non-cumulative, non-
participating preference shares [non-redeemable
preference shares] in the placed under the control of
 the Directors of the Company to allot and issue the
non-redeemable preference shares at their discretion
until the next AGM of the Company, subject to the
provisions of the Companies Act, 61 of 1973, as
amended and the Listings Requirements of the JSE
Limited

PROPOSAL #O.4.5: Authorized the Directors of the                           ISSUER          YES          FOR               FOR
Company and given a renewable general authority to
make payments to shareholders in terms of Section
5.85(b) of the Listings Requirements of the JSE
Limited [the Listings Requirements], subject to the
provisions of the Companies Act, 61 of 1973, as
amended [the Companies Act], the Banks Act, 94 of
1990, as amended and the Listings Requirements,
including, amongst others, the following
requirements: (a) payments to shareholders in terms
of this resolution shall be made in terms of Section
90 of the Companies Act and be made pro rata to all
shareholders; (b) in any one FY, payments to
shareholders in terms of this resolution shall not
exceed a maximum of 20% of the Company's issued share
 capital, including reserves but excluding minority
interests, and revaluations of assets and intangible
assets that are not supported by a valuation by an
Independent Professional expert acceptable to the JSE
 Limited prepared within the last 6 months, measured
as at the beginning of such FY; and [authority
expires at the end of the next AGM of the Company or
for 15 months from the date of this resolution]

PROPOSAL #S.5: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, with effect from the date of this AGM, as a
general approval in terms of Section 85(2) of the
Companies Act, 61 of 1973, as amended [the Companies
Act], the acquisition by the Company and, in terms of
 Section 89 of the Companies Act, the acquisition by
any subsidiary of the Company from time to time, of
such number of ordinary shares issued by the Company
and at such price and on such other terms and
conditions as the Directors may from time to time
determine, subject to the requirements of the
Companies Act, the Banks Act, 94 of 1990, as amended
and the Listings Requirements of the JSE Limited [the
 Listings Requirements], which include, amongst
others, the following: any such acquisition will be
implemented through the order book operated by the
trading system of the JSE Limited and done without
any prior understanding or arrangement between the
Company and the counterparty [reported trades being
prohibited];the acquisition must be authorizes by the
 Company's Articles of Association; the authority is
limited to the purchase of a maximum of 10% of the
Company's issued ordinary share capital in any one
FY; acquisition must not be made at a price more than
 10% above the weighted average of the market value
for the ordinary shares of the Company for the 5
business days immediately preceding the date of
acquisition at any point in time, the Company may
only appoint 1 agent to effect any repurchase(s) on
the Company's behalf; the Company may only acquire
its ordinary shares if, after such acquisition, it
still complies with the shareholder spread
requirements as set out in the Listings Requirements;
 the Company or its subsidiary may not repurchase
securities during a prohibited period, unless they
have in place a repurchase programmed where the dates
 and quantities of securities to be traded during the
 relevant period are fixed [not subject to any
variation] and full details of the programme have
been disclosed in an announcement over SENS prior to
the commencement of the prohibited period; that an
announcement containing full details of such
acquisitions of shares will be published as soon as
the Company and/or its subsidiary (ies) has/have
acquired shares constituting, on a cumulative basis,
3% of the number of shares in issue at the date of
the general meeting at which this special resolution
is considered and, if approved, passed, and for each
3% in aggregate of the initial number acquired
thereafter; and in the case clan acquisition by a
subsidiary of the Company and the number of shares to
 be acquired, is not more than 10% in the aggregate
of the number of issued shares of the Company
[authority expires whichever is earlier until the
next AGM of the Company or 15 months from the date on

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STANDARD CHARTERED PLC, LONDON
  TICKER:                N/A             CUSIP:     G84228157
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and accounts                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Declare a final dividend of 42.32 US                         ISSUER          YES          FOR               FOR
Cents per ordinary share

PROPOSAL #3.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #4.: Re-elect Mr. Jamie F. T. Dundas as a                         ISSUER          YES          FOR               FOR
Non-Executive Director

PROPOSAL #5.: Re-elect Mr. Rudolph H. P. Markham as a                      ISSUER          YES          FOR               FOR
 Non-Executive Director

PROPOSAL #6.: Re-elect Ms. Ruth Markland as a Non-                         ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #7.: Re-elect Mr. Richard H. Meddings as an                       ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #8.: Re-elect Mr. John W. Peace as a Non-                         ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #9.: Elect Mr. Steve Bertamini  who was                           ISSUER          YES          FOR               FOR
appointed as an Executive Director

PROPOSAL #10.: Elect Mr. John G. H. Paynter who was                        ISSUER          YES          FOR               FOR
appointed as an Non-Executive Director

PROPOSAL #11.: Re-appoint KPMG Audit Plc as the                            ISSUER          YES          FOR               FOR
Auditors of the Company

PROPOSAL #12.: Approve to set the Auditors' fees                           ISSUER          YES          FOR               FOR

PROPOSAL #13.: Authorize the Company and its                               ISSUER          YES          FOR               FOR
Subsidiaries to make EU Political Donations to
Political Parties or Independent Election Candidates,
 to Political Organizations Other than Political
Parties and Incur EU Political Expenditure up to GBP
100,000

PROPOSAL #14.: Approve to increase the authorized                          ISSUER          YES        AGAINST           AGAINST
share capital

PROPOSAL #15.: Authorize the Board to issue equity                         ISSUER          YES          FOR               FOR
with Rights up to GBP 316,162,105.50 [Relevant
Authorities and Share Dividend Scheme] and additional
 amount of GBP 632,324,211 [Rights Issue] after
deducting any securities issued under the relevant
authorities and Share Dividend Scheme

PROPOSAL #16.: Approve to extend the Directors'                            ISSUER          YES          FOR               FOR
authority to issue equity with pre-emptive rights up
to aggregate nominal amount of USD 189,697,263
pursuant to Paragraph A of Resolution 15 to include
the shares repurchased by the Company under authority
 granted by Resolution 18

PROPOSAL #S.17: Grant authority for the issue of                           ISSUER          YES          FOR               FOR
equity or equity-linked securities without pre-
emptive rights up to aggregate nominal amount of USD
47,424,315.50

PROPOSAL #s.18: Grant authority to buyback                                 ISSUER          YES          FOR               FOR
189,697,263 ordinary shares for market purchase

PROPOSAL #s.19: Grant authority to buyback for market                      ISSUER          YES          FOR               FOR
 purchase of 477,500 Preference Shares of 5.00 US
Cents and 195,285,000 Preference Shares of GBP 1.00

PROPOSAL #s.20: Adopt the new Articles of Association                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #s.21: Approve to call a general meeting                          ISSUER          YES          FOR               FOR
other than AGM on not less than 14 clear days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STATE BANK OF INDIA
  TICKER:                N/A             CUSIP:     856552203
  MEETING DATE:          1/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Election of Shri Radheshyam Maheshwari                      ISSUER          NO           N/A               N/A
 as a Director to the Central Board of the Bank under
 the provisions of Section 19(c) read with Section
25(2) of the State Bank of India Act, 1955

PROPOSAL #1.2: Election of Shri D. Sundaram as a                           ISSUER          NO           N/A               N/A
Director to the Central Board of the Bank under the
provisions of Section 19(c) read with Section 25(2)
of the State Bank of India Act, 1955,

PROPOSAL #1.3: Election of Shri Umesh Nath Kapur as a                      ISSUER          NO           N/A               N/A
 Director to the Central Board of the Bank under the
provisions of Section 19(c) read with Section 25(2)
of the State Bank of India Act, 1955

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STATOILHYDRO ASA
  TICKER:                N/A             CUSIP:     R8412T102
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the AGM by the Chair of the                       ISSUER          YES          FOR               FOR
Corporate Assembly

PROPOSAL #2.: Elect Mr. Olaug Svarva as the chair of                       ISSUER          YES          FOR               FOR
the Corporate Assembly

PROPOSAL #3.: Approve the notice and the agenda                            ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the registration of attending                        ISSUER          YES          FOR               FOR
shareholders and proxies

PROPOSAL #5.: Elect 2 persons to co-sign the minutes                       ISSUER          YES          FOR               FOR
together with the Chair of the Meeting

PROPOSAL #6.: Approve the annual report and accounts                       ISSUER          YES          FOR               FOR
for StatoilHydro ASA and the StatoilHydro group for
2008, and the distribution of the dividend of NOK
7.25 per share for 2008 of which the ordinary
dividend is NOK 4.40 per share and the special
dividend is NOK 2.85 per share, the dividend accrues
to the shareholders as of 19 MAY 2009, expected
payment of dividends is 03 JUN 2009

PROPOSAL #7.: Approve to determine the remuneration                        ISSUER          YES          FOR               FOR
for the Company's Auditor

PROPOSAL #8.: Elect 1 deputy Member to the Corporate                       ISSUER          YES        AGAINST           AGAINST
Assembly

PROPOSAL #9.: Approve, in accordance with Section 6-                       ISSUER          YES        AGAINST           AGAINST
16a of the Public Limited Companies Act, the Board of
 Directors will prepare an independent statement
regarding the settlement of salary and other
remuneration for Executive Management, the content of
 the statement is included in note 3 to
StatoilHydro's annual report and accounts for 2008,
which have been prepared in accordance with
accounting principles generally accepted in Norway

PROPOSAL #10.: Authorize the Board of Directors on                         ISSUER          YES        AGAINST           AGAINST
behalf of the Company to acquire StatoilHydro shares
in the market, the authorization may be used to
acquire own shares at a total nominal value of up to
NOK 15,000,000, shares acquired pursuant to this
authorization may only be used for sale and transfer
to employees of the StatoilHydro group as part of the
 group's share saving plan, as approved by the Board
of Directors, the minimum and maximum amount that may
 be paid per share will be NOK 50 and 500
respectively, the authorisation is valid until the
next AGM, but not beyond 30 JUN 2010, this
authorisation replaces the previous authorisation to
acquire own shares for implementation of the share
saving plan for employees granted by the AGM on 20

PROPOSAL #11.: Amend the Section 1 of the Articles of                      ISSUER          YES          FOR               FOR
 Association as specified; authorize the Board to
decide the date for implementation of the amended
Articles of Association, but the date must be not
late than 01 JAN 2010

PROPOSAL #12.: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES        AGAINST             FOR
SHAREHOLDERS PROPOSAL: StatoilHydro shall withdraw
from tar sands activities in Canada

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STORA ENSO OYJ, HELSINKI
  TICKER:                N/A             CUSIP:     X21349117
  MEETING DATE:          4/1/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Call the meeting to order                                    ISSUER          NO           N/A               N/A

PROPOSAL #3.: Election of persons to confirm the                           ISSUER          NO           N/A               N/A
minutes and to supervise the counting of votes

PROPOSAL #4.: Recording the legality of the meeting                        ISSUER          NO           N/A               N/A

PROPOSAL #5.: Recording the attendance at the meeting                      ISSUER          NO           N/A               N/A
 and adoption of the list of votes

PROPOSAL #6.: Presentation of the annual accounts,                         ISSUER          NO           N/A               N/A
the report of the Board of Directors and the
auditor's report for the year 2008 - CEO's report

PROPOSAL #7.: Adopt the annual accounts                                    ISSUER          YES          FOR               FOR

PROPOSAL #8.: Approve that EUR 0.20 per share, a                           ISSUER          YES          FOR               FOR
maximum aggregate of EUR 157,907,699.80, be
distributed to the shareholders from the share
premium fund of the Parent Company; the distribution
shall be paid after the Finnish National Board of
Patents and Registration has given its consent to the
 decrease of the share premium fund which is expected
 to take place in July 2009 at the earliest

PROPOSAL #9.: Grant discharge to the Members of the                        ISSUER          YES          FOR               FOR
Board of Directors and the Chief Executive Officer
from liability

PROPOSAL #10.: Approve the annual remuneration for                         ISSUER          YES          FOR               FOR
the Members of the Board of Directors and Board
Committees as specified

PROPOSAL #11.: Approve the number of Members of the                        ISSUER          YES          FOR               FOR
Board of Directors at 9 Members

PROPOSAL #12.: Re-elect Messrs. Gunnar Brock, Claes                        ISSUER          YES          FOR               FOR
Dahlback, Dominique Heriard Dubreuil, Birgitta
Kantola, Ilkka Niemi, Juha Rantanen, Matti Vuoria and
 Marcus Wallenberg as the Members of the Board of
Directors until the end of the following AGM and
elect Mr. Hans Straberg as a Member of the Board of
Directors for the same term of office

PROPOSAL #13.: Approve that the remuneration of the                        ISSUER          YES          FOR               FOR
Auditor be paid according to invoice

PROPOSAL #14.: Re-elect Deloitte & Touche OY as the                        ISSUER          YES          FOR               FOR
Auditor of the Company until the end of the following
 AGM

PROPOSAL #15.: Appoint the Nomination Committee                            ISSUER          YES        AGAINST           AGAINST

PROPOSAL #16.: Approve to decrease of the share                            ISSUER          YES          FOR               FOR
premium fund and the reserve fund of the Parent
Company as shown in the balance sheet of the parent
Company as per 31 DEC 2008 will be decreased by an
amount of EUR 1,688,145,310.08, and the reserve fund
as shown in the balance sheet of the Parent Company
as per 31 DEC 2008 by an amount of EUR
353,946,990.12; the decreased amounts shall be
transferred to the invested non-restricted equity
fund; the decrease is proposed to be in addition to
the decrease proposed under Resolution 8 above; the
decrease of the share premium fund and the reserve
fund become effective after the Finnish National
Board of Patents and Registration has given its

PROPOSAL #17.: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES        AGAINST             FOR
SHAREHOLDERS' PROPOSAL: approve that Stora Enso OYJ
shall no longer procure from the Finnish State
Enterprise Metsahallitus, any wood from forest areas
in forest Lapland that nature conservation
organizations have designated as rare contiguous
wilderness areas formed by old-growth forests, bogs
and fells

PROPOSAL #18.: Decision making order                                       ISSUER          NO           N/A               N/A

PROPOSAL #19.: Closing of the AGM                                          ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SUBSEA 7 INC.
  TICKER:                N/A             CUSIP:     G8549P108
  MEETING DATE:          7/8/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Company's financial                              ISSUER          YES          FOR               FOR
statements for the FYE 31 DEC 2007

PROPOSAL #2.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Company's Auditors for the FY 2008

PROPOSAL #3.: Authorize the Board of Directors to fix                      ISSUER          YES          FOR               FOR
 remuneration to the Company's Auditors for 2007

PROPOSAL #4.: Re-elect Mr. Allen Stevens and elect                         ISSUER          YES        AGAINST           AGAINST
Mr. Mel Fitzgerald as the Directors of the Company

PROPOSAL #5.: Authorize the Board of Directors to fix                      ISSUER          YES          FOR               FOR
 remuneration to the Company's Directors

PROPOSAL #6.: Approve and ratify the actions of the                        ISSUER          YES          FOR               FOR
Directors and the Officers of the Company

PROPOSAL #S.7: Amend the Articles of Association of                        ISSUER          YES          FOR               FOR
the Company by deleting the existing Articles 28 (b)
and 42, and by updating certain statutory references
in the Company's Memorandum and Articles of

PROPOSAL #8.: Amend and restate the Company's                              ISSUER          YES          FOR               FOR
Memorandum and Articles of Association in entirety,
in order to reflect such amendments

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SUBSEA 7 INC.
  TICKER:                N/A             CUSIP:     G8549P108
  MEETING DATE:          5/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Company's financial                              ISSUER          YES          FOR               FOR
statements for the FYE 31 DEC 2008

PROPOSAL #2.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Company's Auditors for FY 2009

PROPOSAL #3.: Authorize the Board of Directors to fix                      ISSUER          YES          FOR               FOR
 the remuneration to the Company's Auditors for 2008

PROPOSAL #4.1: Re-elect Mr. Kristian Siem as a                             ISSUER          YES        AGAINST           AGAINST
Director of the Company

PROPOSAL #4.2: Re-elect Mr. Arild Schultz as a                             ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #4.3: Re-elect Mr. Michael Delouche as a                          ISSUER          YES        AGAINST           AGAINST
Director of the Company

PROPOSAL #5.: Authorize the Board of Directors to fix                      ISSUER          YES          FOR               FOR
 the remuneration to the Company's Directors

PROPOSAL #6.: Approve and ratify the actions of the                        ISSUER          YES          FOR               FOR
Directors and Officers of the Company

PROPOSAL #7.: Approve and ratify the establishment of                      ISSUER          YES        AGAINST           AGAINST
 a new Company Restricted Stock Award Plan

PROPOSAL #8.: Approve and ratify, subject to the                           ISSUER          YES        AGAINST           AGAINST
Resolution 7, the granting of awards of restricted
shares under the new Company Restricted Stock Award
Plan

PROPOSAL #9.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
share capital of the Company from USD 2,000,000.00
divided into 200,000,000 Common Shares of a nominal
or par value of USD 0.01 each to USD 3,000,000.00
divided into 300,000,000 Common Shares of a nominal
or par value of USD 0.01 each by the creation of an
additional 100,000,000 shares of a nominal or par
value of USD 0.01 each

PROPOSAL #10.: Amend and restate, subject to the                           ISSUER          YES          FOR               FOR
approval of Resolution 9, the Company's Memorandum
and Articles of Association in their entirety in
order to have one composite set of constitutive
documents that are available to the Company and that
reflect the changes effected by the adoption of

PROPOSAL #11.: Transact such other business                                ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SUEDZUCKER AG, MANNHEIM
  TICKER:                N/A             CUSIP:     D82781101
  MEETING DATE:          7/29/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2007/2008 FY
with the report of the Supervisory Board, the Group
financial statements and annual report

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 75,747,118.06 as follows:
 payment of a dividend of EUR 0.40 per share EUR
5,674.86 shall be carried forward ex-dividend and
payable date: 30 JUL 2008

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of the Auditors for the                          ISSUER          NO           N/A               N/A
2008/2009 FY: PricewaterhouseCoopers Ag, Frankfurt

PROPOSAL #6.: Authorization to issue profit sharing                        ISSUER          NO           N/A               N/A
certificates or bonds, the creation of contingent
capital II, and the corresponding amendments to the
Article of Association the Board of Managing
Directors shall be authorized, with the consent of
the Supervisory Board, to issue profit sharing
certificates or bonds of up to EUR 400,000,000,
conferring a conversion or option right for new
shares of the Company, on or before 28 JUL 2013,
shareholders shall be granted subscription rights,
except for residual amounts, and insofar as the
profit sharing certificates or bonds are issued at a
price not materially below their theoretical market
value, as well as for the granting of subscription
rights to holders of previously granted option or
conversion rights. the share capital shall be
increased by up to EUR 15,000,000 through the issue
of up to 15,000,000 new bearer shares, insofar as
conversion or option rights are exercised

PROPOSAL #7.: Authorization to acquire own shares the                      ISSUER          NO           N/A               N/A
 Company shall be authorized to acquire own shares of
 up to 10% of its share capital, at prices not
deviating more than 10% from the market price, on or
before 23 JAN 2010, the Board of Managing Directors
shall be authorized to dispose of the shares in a
manner other than the stock exchange or a rights
offering if the shares a resold at a price not
materially below their market price, to use the
shares for acquisition purposes or for the fulfilment
 conversion or option rights, and to retire the shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SUEZ, PARIS
  TICKER:                N/A             CUSIP:     F90131115
  MEETING DATE:          7/16/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #E.1: Approve the Merger by absorption of                         ISSUER          YES          FOR               FOR
rivolam

PROPOSAL #E.2: Approve the spin-off of Suez                                ISSUER          YES          FOR               FOR
environment
PROPOSAL #O.3: Approve the distribution of 65% of                          ISSUER          YES          FOR               FOR
Suez environment to Suez's shareholders

PROPOSAL #O.4: Approve the Special Auditors' report                        ISSUER          YES          FOR               FOR
regarding related-party transactions

PROPOSAL #E.5: Approve the Merger by absorption of                         ISSUER          YES          FOR               FOR
Suez by GDF

PROPOSAL #O.6: Grant authority for the filing of the                       ISSUER          YES          FOR               FOR
required documents/other formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SUMITOMO CORPORATION (SUMITOMO SHOJI KAISHA,LTD.)
  TICKER:                N/A             CUSIP:     J77282119
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to : Approve Minor                            ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve Payment of Bonuses to Directors                      ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve Issuance of New Share                                ISSUER          YES          FOR               FOR
Acquisition Rights in the Form of Stock Options to
the Company's Directors

PROPOSAL #7.: Approve Issuance of New Share                                ISSUER          YES          FOR               FOR
Acquisition Rights in the Form of Stock Options
Scheme for a Stock-Linked Compensation Plan to the
Company's Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SUMITOMO MITSUI FINANCIAL GROUP,INC.
  TICKER:                N/A             CUSIP:     J7771X109
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to:  Allow Use of                             ISSUER          YES          FOR               FOR
Electronic Systems for Public Notifications, Approve
Minor Revisions Related to Dematerialization of
Shares and the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.4: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve Provision of Retirement                              ISSUER          YES        AGAINST           AGAINST
Allowance for Retiring Directors and Retiring
Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SUN LIFE FINL INC MED TERM NTS CDS-
  TICKER:                N/A             CUSIP:     866796105
  MEETING DATE:          5/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. James C. Baillie as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #1.2: Elect Mr. George W. Carmany, III as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.3: Elect Mr. John H. Clappison as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.4: Elect Mr. David A. Ganong, CM as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.5: Elect Mr. Germaine Gibara as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #1.6: Elect Mr. Krystyna T. Hoeg as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #1.7: Elect Mr. David W. Kerr as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #1.8: Elect Mr. Idalene F. Kesner as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.9: Elect Mr. Mitchell M. Merin as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.10: Elect Mr. Bertin F. Nadeau as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.11: Elect Mr. Ronald W. Osborne as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.12: Elect Honorable Hugh D. Segal, CM as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #1.13: Elect Mr. Donald A. Stewart as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.14: Elect Mr. James H. Sutcliffe as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.: Appoint Deloitte & Touche LLP as the                         ISSUER          YES          FOR               FOR
Auditor

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SVENSKA CELLULOSA AKTIEBOLAGET SCA
  TICKER:                N/A             CUSIP:     W90152120
  MEETING DATE:          4/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting and elect Mr.                         ISSUER          YES          FOR               FOR
Sven Urger, attorney at law, as the Chairman of the
meeting

PROPOSAL #2.: Approve the voting list                                      ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect 2 persons to check the minutes                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve to determine whether the                             ISSUER          YES          FOR               FOR
meeting has been duly convened

PROPOSAL #5.: Approve the agenda                                           ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve the annual report and the                            ISSUER          YES          FOR               FOR
Auditor's report and the consolidated financial
statements and the Auditor's report on the
consolidated financial statements

PROPOSAL #7.: Approve the speeches by the Chairman of                      ISSUER          YES          FOR               FOR
 the Board of Directors and the President

PROPOSAL #8.A: Adopt the income statement and balance                      ISSUER          YES          FOR               FOR
 sheet and of the consolidated income statement and
the consolidated balance sheet

PROPOSAL #8.B: Approve the dividend of SEK 3.50 per                        ISSUER          YES          FOR               FOR
share and that the record date for the dividend, 07
APR 2009, payment through Euro clear Sweden AB is
estimated to be made on 14 APR 2009

PROPOSAL #8.C: Grant discharge from personal                               ISSUER          YES          FOR               FOR
liability of the Directors and the President

PROPOSAL #9.: Approve the number of Directors shall                        ISSUER          YES          FOR               FOR
be 8 with no Deputy Directors

PROPOSAL #10.: Approve the total of remuneration to                        ISSUER          YES          FOR               FOR
the Board of Directors shall amount to SEK 4,600,000
[unchanged], provided that the Board's Committees
consist of the same number of members as last year,
each Director elected by the meeting and who is not
employed by the Company is to receive SEK 450,000,
the Chairman of the Board of Directors is to receive
SEK 1,350,000 Members of the remuneration committee
are to receive additional remuneration of SEK 75,000
and Members of the audit committee are to receive
additional remuneration of SEK 100,000, the Chairman
of the audit committee is to receive additional
remuneration of SEK 125,000, remuneration to the
auditor is to be paid according to the approved

PROPOSAL #11.: Re-elect Messrs. Rolf Borjesson, Soren                      ISSUER          YES        AGAINST           AGAINST
 Gyll, Tom Hedelius, Leif Johansson, Sverker Martin-
Lof, Anders Nyren, Barbara Milian Thoralfsson and Jan
 Johansson, whereby Sverker Martin-Lof as Chairman of
 the Board of Directors

PROPOSAL #12.: Approve the resolution on the                               ISSUER          YES          FOR               FOR
nomination committee for the AGM 2010

PROPOSAL #13.: Approve the resolution on guidelines                        ISSUER          YES          FOR               FOR
for remuneration of the Senior Management

PROPOSAL #14.: Close of the meeting                                        ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SWIRE PAC LTD
  TICKER:                N/A             CUSIP:     Y83310105
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Declare a final dividends                                    ISSUER          YES          FOR               FOR

PROPOSAL #2.A: Re-elect Mr. C. D. Pratt as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #2.B: Re-elect Mr. P. N. L. Chen as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #2.C: Re-elect Mr. D. Ho as a Director                            ISSUER          YES          FOR               FOR

PROPOSAL #2.D: Re-elect Mr. J. W. J. Hughes-Hallett                        ISSUER          YES          FOR               FOR
as a Director

PROPOSAL #2.E: Re-elect Mr. C. K. M. Kwok as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #2.F: Re-elect Mr. M. M. T. Yang as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #2.G: Re-elect Mr. P. A. Kilgour as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #2.H: Re-elect Mr. M. B. Swire as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditors and authorize the Directors to fix their
 remuneration

PROPOSAL #4.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 during the relevant period to make on-market share
repurchases [within the meaning of the code on share
repurchases] the aggregate nominal amount of any
class of the Company's shares which may be
repurchased pursuant to the this resolution above
shall not exceed 10 % of the aggregate nominal amount
 of the shares of that class in issue at the date of
passing this Resolution; and [Authority expires the
earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by Law to be

PROPOSAL #5.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 during the Relevant Period to allot, issue and deal
with additional shares and to make or grant offers,
agreements and options which will or might require
the exercise of such powers during or after the end
of the Relevant Period, the aggregate nominal amount
of shares of any class allotted or agreed
conditionally or unconditionally to be allotted
[whether pursuant to an option or otherwise] by the
Directors pursuant to the approval in this
resolution, otherwise than pursuant to (i) a rights
Issue or (ii) any scrip dividend or similar
arrangement providing for the allotment of shares in
lieu of the whole or part of a dividend on shares,
shall not exceed the aggregate of 20 % of the
aggregate nominal amount of the shares of that class
in issue at the date of passing this Resolution
provided that the aggregate nominal amount of the
shares of any class so allotted [or so agreed
conditionally or unconditionally to be allotted]
pursuant to this resolution wholly for cash shall not
 exceed 5 % of the aggregate nominal amount of the
shares of that class in issue at the date of passing
this Resolution; and [Authority expires the earlier
of the conclusion of the next AGM of the Company or
the expiration of the period within which the next

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SYNGENTA AG
  TICKER:                N/A             CUSIP:     H84140112
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report including                          ISSUER          YES          FOR               FOR
annual financial statements, the compensation report
and the group consolidated financial statements for
the year 2008

PROPOSAL #2.: Grant discharge to the Members of the                        ISSUER          YES          FOR               FOR
Board of Directors and the Executive Committee

PROPOSAL #3.: Approve to reduce the share capital by                       ISSUER          YES          FOR               FOR
cancellation of repurchased shares

PROPOSAL #4.: Approve the appropriation of the                             ISSUER          YES          FOR               FOR
balance sheet profit 2008 and dividend decision

PROPOSAL #5.1: Re-elect Mr. Peggy Bruzelius as a                           ISSUER          YES          FOR               FOR
Director for a term of 3 years

PROPOSAL #5.2: Re-elect Mr. Pierre Landolt as a                            ISSUER          YES          FOR               FOR
Director for a term of 3 years

PROPOSAL #5.3: Re-elect Mr. Juerg Witmer as a                              ISSUER          YES          FOR               FOR
Director for a term of 3 years

PROPOSAL #5.4: Elect Mr. Stefan Borgas as a Director                       ISSUER          YES          FOR               FOR
for a term of 3 years

PROPOSAL #5.5: Elect Mr. David Lawrence as a Director                      ISSUER          YES          FOR               FOR
 for a term of 3 years

PROPOSAL #6.: Elect the Auditors                                           ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TAIWAN SEMICONDUCTOR MFG. CO. LTD.
  TICKER:                TSM             CUSIP:     874039100
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: TO ACCEPT 2008 BUSINESS REPORT AND                           ISSUER          YES          FOR               FOR
FINANCIAL STATEMENTS

PROPOSAL #02: TO APPROVE THE PROPOSAL FOR                                  ISSUER          YES          FOR               FOR
DISTRIBUTION OF 2008 PROFITS

PROPOSAL #03: TO APPROVE THE CAPITALIZATION OF 2008                        ISSUER          YES          FOR               FOR
DIVIDENDS, 2008 EMPLOYEE PROFIT SHARING, AND CAPITAL
SURPLUS

PROPOSAL #04: TO REVISE INTERNAL POLICIES AND RULES                        ISSUER          YES          FOR               FOR
AS FOLLOWS: (A) PROCEDURES FOR LENDING FUNDS TO OTHER
 PARTIES (B) PROCEDURES FOR ENDORSEMENT AND GUARANTEE

ELECTION OF DIRECTOR: MR. MORRIS CHANG                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MR. F.C. TSENG                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MR. RICK TSAI                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MR. TAIN-JY CHEN                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: SIR P. LEAHY BONFIELD                                ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MR. STAN SHIH                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MS. CARLY FIORINA                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MR. THOMAS J ENGIBOUS                                ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TELECOM ITALIA SPA, MILANO
  TICKER:                N/A             CUSIP:     T92778108
  MEETING DATE:          4/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements at 31                      ISSUER          NO           N/A               N/A
 DEC 2008, any adjournment thereof.

PROPOSAL #O.2: Appoint the Director                                        ISSUER          NO           N/A               N/A

PROPOSAL #O.3.1: Slate of candidates for the                               ISSUER          NO           N/A               N/A
appointment as Auditors and Alternates presented by
Telco S.p.A.  To view the complete list please visit
the below URL:
http://www.telecomitalia.it/TIPortale/docs/investor/T
ELCO_1_180309.pdf

PROPOSAL #O.3.2: Slate of candidates for the                               ISSUER          NO           N/A               N/A
appointment as Auditors and Alternates presented by
Findim Group S.A.  To view the complete list please
visit the below URL:
http://www.telecomitalia.it/TIPortale/docs/investor/F
INDIM_GROUP_180309.pdf

PROPOSAL #O.3.3: Slate of candidates for the                               ISSUER          NO           N/A               N/A
appointment as Auditors and Alternates jointly
presented by Aletti Gestielle S.G.R. S.p.A.,  Arca
S.G.R. S.p.A., Bipiemme Gestioni S.G.R. S.p.A., BNP
Paribas Asset Management S.G.R. S.p.A., Fideuram
Gestions S.A., Fideuram Investimenti S.G.R. S.p.A.,
Interfund Sicav, Monte Paschi Asset Management S.G.R.
 S.p.A., Pioneer Asset Management S.A., Pioneer
Investment Management S.G.R.p.A., Stichting
Pensioenfonds ABP, UBI Pramerica S.G.R. S.p.A.  To
view the complete list please visit the below URL:
http://www.telecomitalia.it/TIPortale/docs/investor/D
EPOSITO_LISTA_230309.pdf

PROPOSAL #E.1: Approve the share capital and to issue                      ISSUER          NO           N/A               N/A
 convertible bonds, amendment of Article No. 5 of
corporate by Laws, any adjournment thereof.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TELEFON AB L.M.ERICSSON, KISTA
  TICKER:                N/A             CUSIP:     W26049119
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect Mr. Michael Treschow as the                            ISSUER          YES          FOR               FOR
Chairman of Meeting

PROPOSAL #2.: Approve the list of shareholders                             ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the agenda of meeting                                ISSUER          YES          FOR               FOR

PROPOSAL #4.: Acknowledge proper convening of meeting                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve to designate Inspector[s] of                         ISSUER          YES          FOR               FOR
Minutes of Meeting

PROPOSAL #6.: Receive financial statements and                             ISSUER          YES          FOR               FOR
statutory reports receive Auditors' Report

PROPOSAL #7.: Receive president's report allow                             ISSUER          YES          FOR               FOR
questions

PROPOSAL #8.A: Approve the financial statements and                        ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #8.B: Grant discharge to the Board and                            ISSUER          YES          FOR               FOR
President

PROPOSAL #8.C: Approve the allocation of Income and                        ISSUER          YES          FOR               FOR
Dividends  of SEK 1.85 per share and 27 APR 2009 as
record date for dividend

PROPOSAL #9.A: Approve to determine the number of                          ISSUER          YES          FOR               FOR
Members [10] and Deputy  Members [0] of Board

PROPOSAL #9.B: Approve the remuneration of Directors                       ISSUER          YES          FOR               FOR
in the amount of SEK 3.8 million for Chairman and SEK
 750,000 for Other Directors [Including Possibility
to receive part of remuneration in phantom shares]
and remuneration of Committee Members

PROPOSAL #9.C: Re-elect Messrs. Michael Treschow                           ISSUER          YES          FOR               FOR
[Chairman], Roxanne Austin, Peter Bonfield, Boerje
Ekholm, Ulf Johansson, Sverker Martin-Loef, Nancy
McKinstry, Anders Nyren, Carl-Henric Svanberg and
Marcus Wallenberg as the Directors

PROPOSAL #9.D: Authorize the Chairman of Board and                         ISSUER          YES          FOR               FOR
representatives of 4 of Company's largest
shareholders by voting power to serve on Nominating
Committee and the assignment of the Nomination

PROPOSAL #9.E: Approve the omission of remuneration                        ISSUER          YES          FOR               FOR
to Nominating Committee Members

PROPOSAL #9.F: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Auditors
PROPOSAL #10.: Approve the Remuneration Policy and                         ISSUER          YES          FOR               FOR
other terms of employment for Executive Management

PROPOSAL #11.1: Approve the 2009 Share Matching Plan                       ISSUER          YES          FOR               FOR
for all employees

PROPOSAL #11.2: Grant authority for the reissuance of                      ISSUER          YES          FOR               FOR
 13.9 million Repurchased Class B Shares for 2009
Share Matching Plan for all employees

PROPOSAL #11.3: Approve the Swap Agreement with third                      ISSUER          YES        AGAINST           AGAINST
 party as alternative to Item 11.2

PROPOSAL #11.4: Approve 2009 Share Matching Plan for                       ISSUER          YES          FOR               FOR
key contributors

PROPOSAL #11.5: Grant authority for the re-issuance                        ISSUER          YES          FOR               FOR
of 8.5 million repurchased Class B shares for 2009
Share Matching Plan for key contributors

PROPOSAL #11.6: Approve the Swap Agreement with third                      ISSUER          YES        AGAINST           AGAINST
 party as alternative to Item 11.5

PROPOSAL #11.7: Approve the 2009 Restricted Stock                          ISSUER          YES          FOR               FOR
Plan for executives

PROPOSAL #11.8: Grant authority for the reissuance of                      ISSUER          YES          FOR               FOR
 4.6 million repurchased Class B shares for 2009
Restricted Stock Plan for executives

PROPOSAL #11.9: Approve the Swap Agreement with third                      ISSUER          YES        AGAINST           AGAINST
 party as alternative to Item 11.8

PROPOSAL #12.: Grant authority for the reissuance of                       ISSUER          YES          FOR               FOR
11 million repurchased class B shares to cover social
 costs in connection with 2001 Global Stock Incentive
 Program, and 2005, 2006, 2007, and 2008 Long-Term
Incentive and Variable Compensation Plans

PROPOSAL #13.: Amend the Articles regarding                                ISSUER          YES          FOR               FOR
publication of meeting notice shareholder proposals

PROPOSAL #14.: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES          FOR             AGAINST
SHAREHOLDERS PROPOSAL: Authorize the Board of
Directors to explore how A shares might be cancelled
and to present at the next AGM of shareholders how
the cancellation would be executed

PROPOSAL #15.: Close meeting                                               ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TELEFONICA SA, MADRID
  TICKER:                N/A             CUSIP:     879382109
  MEETING DATE:          6/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts, the                             ISSUER          YES          FOR               FOR
Management report and the Board Management of
Telefonica and consolidated group and the proposal of
 application of the 2008 result

PROPOSAL #2.: Approve the retribution of the                               ISSUER          YES          FOR               FOR
shareholder and to pay a dividend with charge to free
 reserves

PROPOSAL #3.: Approve the Incentive Buy Plan Shares                        ISSUER          YES          FOR               FOR
for employers

PROPOSAL #4.: Grant authority for the acquisition of                       ISSUER          YES          FOR               FOR
own shares

PROPOSAL #5.: Approve to reduce the share capital                          ISSUER          YES          FOR               FOR
through redemption of own shares

PROPOSAL #6.: Re-elect the Auditors                                        ISSUER          YES          FOR               FOR

PROPOSAL #7.: Approve the delegation of powers                             ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TELUS CORPORATION
  TICKER:                N/A             CUSIP:     87971M202
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Companys 2008 audited                            ISSUER          NO           N/A               N/A
consolidated financial statements together with the
report of the Auditors on those statements

PROPOSAL #2.: Elect Directors of the Company for the                       ISSUER          NO           N/A               N/A
ensuing year

PROPOSAL #3.: Appoint Deloitte & Touche LLP as the                         ISSUER          NO           N/A               N/A
Auditors for the ensuing year and authorize the
Directors to fix their remuneration

PROPOSAL #4.: Transact other business                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THAI OIL PUBLIC CO LTD, CHATUCHAK
  TICKER:                N/A             CUSIP:     Y8620B119
  MEETING DATE:          4/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to certify the drafted minutes                       ISSUER          YES          FOR               FOR
of the 2008 AGM of shareholders held on 04 APR 2008

PROPOSAL #2.: Approve to certify the Company's 2008                        ISSUER          YES          FOR               FOR
operating results and the audited financial
statements for the YE 31 DEC 2008

PROPOSAL #3.: Approve the dividend payment for the                         ISSUER          YES          FOR               FOR
Company's 2008 operating results

PROPOSAL #4.: Approve the 2009 annual remuneration of                      ISSUER          YES          FOR               FOR
 the Company's Directors

PROPOSAL #5.: Approve the 2008 annual appointment of                       ISSUER          YES          FOR               FOR
the Auditors and to determine their remuneration

PROPOSAL #6.1: Re-elect Mr. Pichai Chunhavajira as a                       ISSUER          YES          FOR               FOR
new Director in replacement of retiring Directors

PROPOSAL #6.2: Re-elect Mr. Prajya Phinyawat as a new                      ISSUER          YES          FOR               FOR
 Director in replacement of retiring Directors

PROPOSAL #6.3: Elect Mr. Utid Tamwatin as an                               ISSUER          YES          FOR               FOR
Independent Director in replacement of retiring
Directors

PROPOSAL #6.4: Elect Mr. Manu Leopairote as an                             ISSUER          YES          FOR               FOR
Independent Director in replacement of retiring
Directors

PROPOSAL #6.5: Elect Mr. Naris Chaiyasoot as a new                         ISSUER          YES          FOR               FOR
Director in replacement of retiring Directors

PROPOSAL #7.: Approve the issuance of debentures                           ISSUER          YES          FOR               FOR

PROPOSAL #8.: Other business [if any]                                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE BANK OF NOVA SCOTIA
  TICKER:                N/A             CUSIP:     064149107
  MEETING DATE:          3/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Ronald A. Brenneman as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.2: Elect Mr. C.J. Chen as a Director                           ISSUER          YES          FOR               FOR

PROPOSAL #1.3: Elect Ms. N. Ashleigh Everett as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.4: Elect Mr. John C. Kerr as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #1.5: Elect Hon. Michael J.L. Kirby as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.6: Elect Mr. John T. Mayberry as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #1.7: Elect Mr. Thomas C . O'Neill as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.8: Elect Ms. Elizabeth Parr-Johnston as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #1.9: Elect Mr. Alexis E. Rovzar De La Torre                      ISSUER          YES          FOR               FOR
 as a Director

PROPOSAL #1.10: Elect Mr. Indira V. Samarasekera as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #1.11: Elect Mr. Allan C. Shaw as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #1.12: Elect Mr. Paul D. Sobey as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #1.13: Elect Ms. Barbara S. Thomas as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.14: Elect Mr. Richard E. Waugh as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.: Appoint KPMG LLP as the Auditors                             ISSUER          YES          FOR               FOR

PROPOSAL #3.: PLEASE NOTE THAT THIS IS A SHAREHOLDERS                      ISSUER          YES        AGAINST             FOR
 PROPOSAL 1: approve, Regulatory structure for Long
Term Incentive Plan further a change of control it is
 proposed that the Board of Director adopt, a policy
stating that, further to a change of control,
executives benefiting from a variable pay program
linked to the stock price of the Company may only
realize its proceeds at the average closing price of
the stock during the fourth month preceding the
announcement of the transaction

PROPOSAL #4.: PLEASE NOTE THAT THIS IS A SHAREHOLDERS                      ISSUER          YES        AGAINST             FOR
 PROPOSAL 2: approve, the Board of Director adopt a
governance rule whereby senior Executive compensation
 policy be the subject of an advisory vote by
shareholders

PROPOSAL #5.: PLEASE NOTE THAT THIS IS A SHAREHOLDERS                      ISSUER          YES        AGAINST             FOR
 PROPOSAL 3: approve, women on Boards of Directors
Considering that there is currently among both men
and women a pool of important and diversified skills
and experience necessary to fulfill the profiles
required of Directors of Corporation, it is proposed
that the Board of Directors adopt a policy that
requires that 50% of the new applicants proposed as
Members of the Board be women until gender parity is

PROPOSAL #6.: PLEASE NOTE THAT THIS IS A SHAREHOLDERS                      ISSUER          YES          FOR             AGAINST
 PROPOSAL 4: Approve, that the Board of Directors
adopt for Members of the compensation Committee and
external compensation consultants, the same
independence policy as the one governing the Members
of the Audit Committee and External Auditors

PROPOSAL #7.: PLEASE NOTE THAT THIS IS A SHAREHOLDERS                      ISSUER          YES        AGAINST             FOR
 PROPOSAL 5: approve, that the Board of Directors
adopt a governance rule limiting the number of Boards
 on which any of its Directors may sit to [4]

PROPOSAL #8.: PLEASE NOTE THAT THIS IS A SHAREHOLDERS                      ISSUER          YES        AGAINST             FOR
 PROPOSAL 6: Approve, that shareholders of Bank of
Nova Scotia urge the Board of Directors to adopt a
policy that Bank of Nova Scotia's shareholders be
given the opportunity at each annual meeting of
shareholders to vote on an advisory resolution
management, to ratify the report of the Human
Resources Committee set forth in the proxy statement,
 the proposal submitted to shareholders should ensure
 that shareholders understand that the vote is non-
binding and would not affect any compensation paid or
 awarded to any named Executive Officer

PROPOSAL #9.: PLEASE NOTE THAT THIS IS A SHAREHOLDERS                      ISSUER          YES        AGAINST             FOR
 PROPOSAL 7: Approve, the shareholders recommend to
the Board of Directors that it undertake a
comprehensive review of executive compensation to
ensure that incentives do not encourage extreme
risks, and that bonuses are paid out only when long-
term performance has been proven to be sound and
sustainable, this review should lead to new policies
to place before the shareholders for approval in one

PROPOSAL #10.: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES        AGAINST             FOR
SHAREHOLDERS PROPOSAL 8: Approve, the shareholders
recommend to the Board of Directors that a
comprehensive review be undertaken with respect to
short-selling, if warranted, the Board shall bring
forward a policy for consideration by the
shareholders, and, if necessary, for submission to

PROPOSAL #11.: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES        AGAINST             FOR
SHAREHOLDERS PROPOSAL 9: Approve, the shareholders
recommend to the Board of Directors that it review
its policies on Director recruitment, especially with
 regard to the number of current and Former Chief
Executive Officers of other Corporations who are

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE BANK OF YOKOHAMA,LTD.
  TICKER:                N/A             CUSIP:     J04242103
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to :Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE FURUKAWA ELECTRIC CO.,LTD.
  TICKER:                N/A             CUSIP:     J16464117
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Appoint a Substitute Corporate Auditor                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE SUMITOMO TRUST AND BANKING COMPANY,LIMITED
  TICKER:                N/A             CUSIP:     J77970101
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Increase Authorized                       ISSUER          YES          FOR               FOR
Capital to 3,400,000,000 shs., Establish Articles
Related to Class 2 Preferred Shares, Class 3
Preferred Shares and Class 4 Preferred Shares and
Class Shareholders Meetings, Approve Minor Revisions
Related to Dematerialization of Shares and the Other
Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE TOKYO ELECTRIC POWER COMPANY,INCORPORATED
  TICKER:                N/A             CUSIP:     J86914108
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Appropriation of Surplus                                     ISSUER          YES          FOR               FOR

PROPOSAL #2.: Partial Amendments to the Articles of                        ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #3.1: Election of a Director                                      ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Election of a Director                                      ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Election of a Director                                      ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Election of a Director                                      ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Election of a Director                                      ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Election of a Director                                      ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Election of a Director                                      ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Election of a Director                                      ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Election of a Director                                      ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Election of a Director                                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.11: Election of a Director                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Election of a Director                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Election of a Director                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Election of a Director                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Election of a Director                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Election of a Director                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.17: Election of a Director                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.18: Election of a Director                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.19: Election of a Director                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.20: Election of a Director                                     ISSUER          YES          FOR               FOR

PROPOSAL #4.: Election of an Auditor                                       ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Shareholders' Proposals : Distribution                       ISSUER          YES        AGAINST             FOR
of Surplus

PROPOSAL #6.: Shareholders' Proposals : Partial                            ISSUER          YES        AGAINST             FOR
Amendments to the Articles of Incorporation (1)

PROPOSAL #7.: Shareholders' Proposals : Partial                            ISSUER          YES        AGAINST             FOR
Amendments to the Articles of Incorporation (2)

PROPOSAL #8.: Shareholders' Proposals : Partial                            ISSUER          YES          FOR             AGAINST
Amendments to the Articles of Incorporation (3)

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THK CO.,LTD.
  TICKER:                N/A             CUSIP:     J83345108
  MEETING DATE:          6/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THOMAS COOK GROUP
  TICKER:                N/A             CUSIP:     G88471100
  MEETING DATE:          3/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report and accounts                       ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve to agree the final dividend                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. David Allvey as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Elect Dr. Jurgen Buser as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #6.: Elect Mr. Nigel Northridge                                   ISSUER          YES          FOR               FOR

PROPOSAL #7.: Elect Dr. Karl Gerhard Eick as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #8.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors

PROPOSAL #9.: Grant authority to the Directors to fix                      ISSUER          YES          FOR               FOR
 the Auditors remuneration

PROPOSAL #10.: Authorize  the Company and its                              ISSUER          YES          FOR               FOR
subsidiaries to make EU political donations to
political parties or Independent election candidates
up to GBP 0.02m,to political org. other than
political parties up to GBP 0.02m  and incur EU
political expenditure up to GBP

PROPOSAL #11.: Grant authority to issue the equity or                      ISSUER          YES          FOR               FOR
 equity-linked securities with pre-emptive rights  up
 to a nominal amount of EUR 28,606,903 in connection
with an offer by way of a rights issue otherwise up
to EUR 28,606,903

PROPOSAL #S.12: Grant authority to issue of equity or                      ISSUER          YES          FOR               FOR
 equity-linked securities without pre-emptive rights
up to a  nominal amount of EUR 4,291,464

PROPOSAL #S.13: Amend the period of notice for                             ISSUER          YES          FOR               FOR
general meetings

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOSHIBA CORPORATION
  TICKER:                N/A             CUSIP:     J89752117
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Renewal of the defensive measures                            ISSUER          YES        AGAINST           AGAINST
(measures against the unsolicited acquisition)

PROPOSAL #4.: Shareholders' Proposals: Amendments to                       ISSUER          YES        AGAINST             FOR
the Articles of Incorporation regarding disclosure of
 information concerning the facts in relation to
illegal activities, etc.

PROPOSAL #5.: Shareholders' Proposals: Amendments to                       ISSUER          YES        AGAINST             FOR
the Articles of Incorporation regarding exercise of
voting rights in the general meeting of shareholders

PROPOSAL #6.: Shareholders' Proposals: Amendments to                       ISSUER          YES        AGAINST             FOR
the Articles of Incorporation regarding disclosure of
 the sanction imposed on the officers (directors and
executive officers)

PROPOSAL #7.: Shareholders' Proposals: Amendments to                       ISSUER          YES        AGAINST             FOR
the Articles of Incorporation regarding disclosure of
 the facts of improper billing and unfair receipt of
the research labor expenses for the research
commissioned by the New Energy and Industrial
Technology Development Organization (NEDO)

PROPOSAL #8.: Shareholders' Proposals: Amendments to                       ISSUER          YES        AGAINST             FOR
the Articles of Incorporation regarding disclosure of
 personalized information of each director and
executive officer of the Company

PROPOSAL #9.: Shareholders' Proposals: Amendments to                       ISSUER          YES        AGAINST             FOR
the Articles of Incorporation regarding disclosure of
 personalized information of each counselor, advisor
and shayu (company friend/sympathizer) of the Company

PROPOSAL #10.: Shareholders' Proposals: Amendments to                      ISSUER          YES        AGAINST             FOR
 the Articles of Incorporation regarding disclosure
of information concerning employees who entered the
Company from the ministry or agency of government or
other public organizations

PROPOSAL #11.: Shareholders' Proposals: Amendments to                      ISSUER          YES        AGAINST             FOR
 the Articles of Incorporation regarding
establishment of a new committee for the purpose of
discovering the details of and preventing illegal
and/or improper activities

PROPOSAL #12.: Shareholders' Proposals: Amendments to                      ISSUER          YES        AGAINST             FOR
 the Articles of Incorporation regarding
semiconductor business of the Company

PROPOSAL #13.: Shareholders' Proposals: Amendments to                      ISSUER          YES        AGAINST             FOR
 the Articles of Incorporation regarding conditions
of employment for temporary employees

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOTAL SA, COURBEVOIE
  TICKER:                N/A             CUSIP:     F92124100
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements and                        ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #O.2: Approve the consolidated financial                          ISSUER          YES          FOR               FOR
statements and statutory reports

PROPOSAL #O.3: Approve the allocation of income and                        ISSUER          YES          FOR               FOR
dividends of EUR 2.28 per share

PROPOSAL #O.4: Approve the Special Auditors' report                        ISSUER          YES          FOR               FOR
presenting ongoing related party transactions

PROPOSAL #O.5: Approve transaction with Mr. Thierry                        ISSUER          YES          FOR               FOR
Desmarest

PROPOSAL #O.6: Approve transaction with Mr.                                ISSUER          YES        AGAINST           AGAINST
Christophe De Margerie

PROPOSAL #O.7: Authorize to repurchase of up to 10%                        ISSUER          YES          FOR               FOR
of issued share capital

PROPOSAL #O.8: Re-elect Ms. Anne Lauvergeon as a                           ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #O.9: Re-elect Mr. Daniel Bouton as a                             ISSUER          YES        AGAINST           AGAINST
Director
PROPOSAL #O.10: Re-elect Mr. Bertrand Collomb as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.11: Re-elect Mr. Christophe De Margerie                        ISSUER          YES          FOR               FOR
as a Director

PROPOSAL #O.12: Re-elect Mr. Michel Pebereau as a                          ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #O.13: Elect Mr. Patrick Artus as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #E.14: Amend the Article 12 of the Bylaws                         ISSUER          YES          FOR               FOR
regarding age limit for the Chairman

PROPOSAL #A.: Approve the statutory modification to                        ISSUER          YES        AGAINST           AGAINST
advertise individual allocations of stock options and
 free shares as provided by law

PROPOSAL #B.: Approve the statutory modification                           ISSUER          YES        AGAINST           AGAINST
relating to a new procedure for appointing the
employee shareholder in order to enhance its
representativeness and independence

PROPOSAL #C.: Grant authority to freely allocate the                       ISSUER          YES        AGAINST           AGAINST
Company's shares to all the employees of the group

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOYOTA MOTOR CORPORATION
  TICKER:                N/A             CUSIP:     J92676113
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Distribution of Surplus                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve Partial Amendment of the                             ISSUER          YES          FOR               FOR
Articles of Incorporation: Allow Use Electronic
Systems for Public Notifications, Approve Minor
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Elect a Director                                            ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Elect a Director                                            ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Elect a Director                                            ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Elect a Director                                            ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Elect a Director                                            ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Elect a Director                                            ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Elect a Director                                            ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Elect a Director                                            ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Elect a Director                                            ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.17: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.18: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.19: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.20: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.21: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.22: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.23: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.24: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.25: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.26: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.27: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.28: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.29: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve Issuance of Stock Acquisition                        ISSUER          YES          FOR               FOR
Rights for the Purpose of Granting Stock Options

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TUI TRAVEL PLC
  TICKER:                N/A             CUSIP:     G9127H104
  MEETING DATE:          2/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts and reports of the                      ISSUER          YES          FOR               FOR
 Directors and Auditors for the YE 30 SEP 2008

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #3.: Declare a dividend                                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Sir Michael Hodgkinson                              ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. Bill Dalton                                     ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Mr. Jeremy Hicks                                    ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. Paul Bowtell                                    ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-elect Mr. Christopher Mueller                             ISSUER          YES          FOR               FOR

PROPOSAL #9.: Re-elect Mr. William Waggott                                 ISSUER          YES          FOR               FOR

PROPOSAL #10.: Re-appoint KPMG Audit PLC as the                            ISSUER          YES          FOR               FOR
Auditors and authorize the Directors to fix their
remuneration

PROPOSAL #11.: Grant authority for the issue of                            ISSUER          YES          FOR               FOR
equity or equity-linked securities with pre-emptive
rights up to aggregate  nominal amount of GBP

PROPOSAL #S.12: Grant authority for Issue of Equity                        ISSUER          YES          FOR               FOR
or Equity-Linked securities without pre-emptive
rights up to aggregate nominal amount of GBP

PROPOSAL #S.13: Authorize the Company to purchase                          ISSUER          YES          FOR               FOR
111,801,067 shares

PROPOSAL #S.14: Approve a 14-day notice period for                         ISSUER          YES          FOR               FOR
EGMs

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TURKCELL ILETISIM HIZMETLERI  A S
  TICKER:                N/A             CUSIP:     M8903B102
  MEETING DATE:          1/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and elect the Presidency Board                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Authorize the Presidency Board to sign                       ISSUER          NO           N/A               N/A
the minutes of the meeting

PROPOSAL #3.: Amend the Article 3 of the Articles of                       ISSUER          NO           N/A               N/A
Association of the Company, titled purpose and
subject matter

PROPOSAL #4.: Wishes and hopes                                             ISSUER          NO           N/A               N/A

PROPOSAL #5.: Closing                                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TURKCELL ILETISIM HIZMETLERI  A S
  TICKER:                N/A             CUSIP:     M8903B102
  MEETING DATE:          5/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and elect the Presidency Board                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Authorize the Presidency Board to sign                       ISSUER          NO           N/A               N/A
the minutes of meeting

PROPOSAL #3.: Approve the annual reports of the Board                      ISSUER          NO           N/A               N/A
 of Director, the Auditors and the summary of the
Independent Audit Firm's report relating to FY 2008

PROPOSAL #4.: Approve the balance sheet and the                            ISSUER          NO           N/A               N/A
profits/loss statements relating to FY 2008

PROPOSAL #5.: Approve to release the Board Members                         ISSUER          NO           N/A               N/A
and the Auditors from activities and operations of
the Company in year 2008

PROPOSAL #6.: Elect the Board of Directors Members                         ISSUER          NO           N/A               N/A
for a period of 3 years and approve to determine
their remuneration

PROPOSAL #7.: Elect the Auditors for a period of 1                         ISSUER          NO           N/A               N/A
year and approve to determine their remuneration

PROPOSAL #8.: Approve the decision on the Board of                         ISSUER          NO           N/A               N/A
Directors proposal concerning the distribution of
profit for year 2008

PROPOSAL #9.: Approve to inform the general assembly                       ISSUER          NO           N/A               N/A
regarding the donations made in the year 2008

PROPOSAL #10.: Elect the Independent Audit Firm                            ISSUER          NO           N/A               N/A
realized by the Board of Directors in accordance with
 the Article 14 of the regulation concerning the
Independent External Audit in capital markets which
is published by the capital markets Board

PROPOSAL #11.: Approve to permitting the Board                             ISSUER          NO           N/A               N/A
Members to, directly or on behalf of others, be
active in areas falling within or outside the scope
of the Companys and to participate in Companies
operating in the same business and to perform other
acts in compliance with Articles 334 and 335 of the
Turkish Commercial Code

PROPOSAL #12.: Wishes and hopes                                            ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TURKIYE IS BANKASI A S
  TICKER:                N/A             CUSIP:     M8933F115
  MEETING DATE:          3/31/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the assembly, elect the                           ISSUER          NO           N/A               N/A
Chairmanship and grant authority for the Chairmanship
 to sign the minutes of the assembly

PROPOSAL #2.: Receive the Board of Directors activity                      ISSUER          NO           N/A               N/A
 report, Auditors report as well as of the
Independent External Auditing Company's report

PROPOSAL #3.: Ratify the balance sheet and profit and                      ISSUER          NO           N/A               N/A
 loss statement of year 2008

PROPOSAL #4.: Grant discharge of the Board Members                         ISSUER          NO           N/A               N/A
for the activities and accounts of year 2008

PROPOSAL #5.: Grant discharge of the Auditors for the                      ISSUER          NO           N/A               N/A
 activities and accounts of year 2008

PROPOSAL #6.: Approve to determine the way and of the                      ISSUER          NO           N/A               N/A
 date of distribution of profits

PROPOSAL #7.: Ratify the mid term election for the                         ISSUER          NO           N/A               N/A
vacated Board Membership

PROPOSAL #8.: Approve to determine remuneration for                        ISSUER          NO           N/A               N/A
the Members of the Board of Directors

PROPOSAL #9.: Elect the Auditors                                           ISSUER          NO           N/A               N/A

PROPOSAL #10.: Approve the determine of remuneration                       ISSUER          NO           N/A               N/A
for the Auditors

PROPOSAL #11.: Approve the informing to shareholders                       ISSUER          NO           N/A               N/A
about donations granted across the year

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UBS AG
  TICKER:                N/A             CUSIP:     H89231338
  MEETING DATE:          10/2/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Sally Bott as a Member of                         ISSUER          YES          FOR               FOR
the Board of Directors

PROPOSAL #1.2: Elect Mr. Rainer-Marc Frey as a Member                      ISSUER          YES          FOR               FOR
 of the Board of Directors

PROPOSAL #1.3: Elect Mr. Bruno Gehrig as a Member of                       ISSUER          YES          FOR               FOR
the Board of Directors

PROPOSAL #1.4: Elect Mr. William G. Parrett as a                           ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #2.: Amend the Articles of Association                            ISSUER          YES          FOR               FOR
adjusted to the new UBS Corporate governance
effective as of 01 JUL 2008 [title of Article 20,
Articles 20 Paragraph 1, 21 Paragraph 2, 24 LIT. E,
29 and 30 of the Articles of Association]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UBS AG
  TICKER:                N/A             CUSIP:     H89231338
  MEETING DATE:          11/27/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the creation of conditional                          ISSUER          YES          FOR               FOR
capital in a maximum amount of CHF 36,500,000 by
means of adding Article 4a Paragraph 4 to the
Articles of Association as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UBS AG
  TICKER:                N/A             CUSIP:     H89231338
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Approve the annual report, Group and                        ISSUER          YES          FOR               FOR
parent bank accounts

PROPOSAL #1.2: Approve the principles and                                  ISSUER          YES          FOR               FOR
fundamentals of the new compensation model for 2009

PROPOSAL #2.: Approve the appropriation of results                         ISSUER          YES          FOR               FOR

PROPOSAL #3.1.1: Re-elect Mr. Peter R. Voser as a                          ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #3.1.2: Re-elect Mr. David Sidwell as a                           ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #3.1.3: Re-elect Ms. Sally Bott as a Member                       ISSUER          YES          FOR               FOR
of the Board of Directors

PROPOSAL #3.1.4: Re-elect Mr. Rainer-Marc Frey as a                        ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #3.1.5: Re-elect Mr. Bruno Gehrig as a                            ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #3.1.6: Re-elect Mr. William G. Parrett as a                      ISSUER          YES          FOR               FOR
 Member of the Board of Directors

PROPOSAL #3.2.1: Elect Mr. Kaspar Villiger as a                            ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #3.2.2: Elect Mr. Michel Demare as a Member                       ISSUER          YES          FOR               FOR
of the Board of Directors

PROPOSAL #3.2.3: Elect Ms. Ann F. Godbehere as a                           ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #3.2.4: Elect Mr. Axel P. Lehmann as a                            ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #3.3: Re-elect the Auditors: Ernst and Young                      ISSUER          YES          FOR               FOR
 LTD., Basel

PROPOSAL #3.4: Re-elect the Special Auditors: BDO                          ISSUER          YES          FOR               FOR
Visura, Zurich

PROPOSAL #4.: Approve the Article 4 A Paragraph 5 of                       ISSUER          YES          FOR               FOR
the Articles of Association, as specified

PROPOSAL #5.: Approve the Article 4 B Paragraph 2 of                       ISSUER          YES          FOR               FOR
the Articles of Association, as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNICREDIT SPA, GENOVA
  TICKER:                N/A             CUSIP:     T95132105
  MEETING DATE:          11/14/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Authorize the dispose of own shares                         ISSUER          NO           N/A               N/A
pursuant to the Article of the Italian Civil Code and
 revocation of powers granted by the ordinary
shareholders' meeting on 16 DEC 2005

PROPOSAL #E.1: Approve paid in capital increase in a                       ISSUER          NO           N/A               N/A
maximum amount of EUR 486,539,085, in one or more
tranches, of a maximum number of 973,078,170 ordinary
 shares, par value EUR 0.50 per share, to be offered
to the ordinary shareholders and to the holders of
saving shares of the Company pursuant to Article 2441
 of the Italian Civil Code

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNILEVER NV
  TICKER:                N/A             CUSIP:     N8981F271
  MEETING DATE:          10/3/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and announcements                                    ISSUER          NO           N/A               N/A

PROPOSAL #2.: Approve the discussion report and                            ISSUER          NO           N/A               N/A
annual report from the period 01 JUN 2007 - 30 JUN

PROPOSAL #3.: Approve the composition of the                               ISSUER          NO           N/A               N/A
Executive Board

PROPOSAL #4.: Questions                                                    ISSUER          NO           N/A               N/A

PROPOSAL #5.: Closing                                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNILEVER NV
  TICKER:                N/A             CUSIP:     N8981F271
  MEETING DATE:          10/29/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Appoint Mr. P. Polman as an Executive                        ISSUER          YES          FOR               FOR
Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNILEVER NV
  TICKER:                N/A             CUSIP:     N8981F271
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Consideration of the Annual Report for                       ISSUER          NO           N/A               N/A
the 2008 FY

PROPOSAL #2.: Adopt the annual accounts and                                ISSUER          NO           N/A               N/A
appropriation of the profit for the 2008 FY

PROPOSAL #3.: Grant discharge to the Executive                             ISSUER          NO           N/A               N/A
Directors in office during the 2008 FY for the
fulfilment of their tasks

PROPOSAL #4.: Grant discharge to the Non-Executive                         ISSUER          NO           N/A               N/A
Directors in office during the 2008 FY for the
fulfilment of their tasks

PROPOSAL #5.: Re-appoint Mr. J A Lawrence as an                            ISSUER          NO           N/A               N/A
Executive Director

PROPOSAL #6.: Re-appoint Mr. P G J M Polman as an                          ISSUER          NO           N/A               N/A
Executive Director

PROPOSAL #7.: Re-appoint the Rt. Hon The Lord Brittan                      ISSUER          NO           N/A               N/A
 of Spennithorne QC, DL as a Non-Executive Director

PROPOSAL #8.: Re-appoint Professor W Dik as a Non-                         ISSUER          NO           N/A               N/A
Executive Director

PROPOSAL #9.: Re-appoint Mr. C E Golden as a Non-                          ISSUER          NO           N/A               N/A
Executive Director

PROPOSAL #10.: Re-appoint Dr. B E Grote as a Non-                          ISSUER          NO           N/A               N/A
Executive Director

PROPOSAL #11.: Re-appoint Mr. N Murthy as a Non-                           ISSUER          NO           N/A               N/A
Executive Director

PROPOSAL #12.: Re-appoint Ms. H Nyasulu as a Non-                          ISSUER          NO           N/A               N/A
Executive Director

PROPOSAL #13.: Re-appoint Mr. K J Storm as a Non-                          ISSUER          NO           N/A               N/A
Executive Director

PROPOSAL #14.: Re-appoint Mr. M Treschow as a Non-                         ISSUER          NO           N/A               N/A
Executive Director

PROPOSAL #15.: Re-appoint Mr. J van der Veer as a                          ISSUER          NO           N/A               N/A
Non-Executive Director

PROPOSAL #16.: Appoint Professor L O Fresco as a Non-                      ISSUER          NO           N/A               N/A
Executive Director

PROPOSAL #17.: Appoint Ms. A M Fudge as a Non-                             ISSUER          NO           N/A               N/A
Executive Director

PROPOSAL #18.: Appoint Mr. P Walsh as a Non-Executive                      ISSUER          NO           N/A               N/A
 Director

PROPOSAL #19.: Appoint PricewaterhouseCoopers                              ISSUER          NO           N/A               N/A
Accountants N.V. as Auditors for the 2009 FY

PROPOSAL #20.: Authorize the Board of Directors as                         ISSUER          NO           N/A               N/A
the Company Body authorized to issue shares in the

PROPOSAL #21.: Authorize the Board of Directors to                         ISSUER          NO           N/A               N/A
purchase shares and depositary receipts in the Company

PROPOSAL #22.: Approve to reduce the capital through                       ISSUER          NO           N/A               N/A
cancellation of shares

PROPOSAL #23.A: Approve that, move to quarterly                            ISSUER          NO           N/A               N/A
dividends and to alter the Equalization Agreement and
 the Articles of Association

PROPOSAL #23.B: Approve to alter the Equalization                          ISSUER          NO           N/A               N/A
Agreement

PROPOSAL #24.: Questions and close of the meeting                          ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNILEVER PLC
  TICKER:                N/A             CUSIP:     G92087165
  MEETING DATE:          10/28/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Mr. P. Polman as a Director                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNILEVER PLC
  TICKER:                N/A             CUSIP:     G92087165
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the accounts and                         ISSUER          YES          FOR               FOR
balance sheet for the YE 31 DEC 2008, together with
the Directors' report and the Auditors' report

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008 included within the
annual report and accounts 2008

PROPOSAL #3.: Declare a dividend on the ordinary                           ISSUER          YES          FOR               FOR
shares
PROPOSAL #4.: Re-elect Mr. J. A. Lawrence as an                            ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #5.: Re-elect Mr. P. G. J. M. Polman as an                        ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #6.: Re-elect Rt Hon the Lord Brittan of                          ISSUER          YES          FOR               FOR
Spennithorne QC, DL as a Non-Executive Director

PROPOSAL #7.: Re-elect Professor W. Dik as a Non-                          ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #8.: Re-elect Mr. C. E. Golden as a Non-                          ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #9.: Re-elect Dr. B. E. Grote as a Non-                           ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #10.: Re-elect Mr. N. Murthy as a Non-                            ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #11.: Re-elect Ms. H. Nyasulu as a Non-                           ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #12.: Re-elect Mr. K. J. Storm as a Non-                          ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #13.: Re-elect Mr. M. Treschow as a Non-                          ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #14.: Re-elect Mr. J. Van Der Veer as a Non-                      ISSUER          YES        AGAINST           AGAINST
Executive Director

PROPOSAL #15.: Elect Professor L.O. Fresco as a Non-                       ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #16.: Elect Ms. A.M. Fudge as a Non-                              ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #17.: Elect Mr. P. Walsh as a Non-Executive                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #18.: Re-appoint PricewaterhouseCoopers LLP                       ISSUER          YES          FOR               FOR
as the Auditors of the Company, to hold office until
the conclusion of the next general meeting at which
accounts are laid before the members

PROPOSAL #19.: Authorize the Directors to fix the                          ISSUER          YES          FOR               FOR
remuneration of the Auditors

PROPOSAL #20.: Authorize the Directors, in                                 ISSUER          YES          FOR               FOR
substitution for any existing authority and pursuant
to Section 80 of the Companies Act 1985, to allot
relevant securities [Section 80 of the Companies Act
1985] up to an aggregate nominal amount of GBP
13,290,000 [the authorized but unissued share
capital]; [Authority expires the earlier of the next
AGM of the Company or 30 JUN 2010]; and the Directors
 may make allotments during the relevant period which
 may be exercised after the relevant period

PROPOSAL #S.21: Authorize the Directors, subject to                        ISSUER          YES          FOR               FOR
the passing of the previous Resolution and pursuant
to Section 95 of the Companies Act 1985, to allot
equity securities [Section 94 of the Act] for cash
pursuant to the authority conferred by the previous
resolution or, where such allotment constitutes an
allotment equity securities disapplying the statutory
 pre-emption rights [Section 94(3A) of the Act],
provided that this power is limited to the allotment
of equity securities a) in connection with a rights
issue, open offer or other offers in favor of
ordinary shareholders; and b) up to an aggregate
nominal amount of GBP 2,000,000; [Authority expires
the earlier of the conclusion of the next AGM of the
Company or 30 JUN 2010]; and the Directors may allot
equity securities after the expiry of this authority
in pursuance of such an offer or agreement made prior
 to such expiry

PROPOSAL #S.22: Authorize the Company, pursuant to                         ISSUER          YES          FOR               FOR
the Article 65 of the Articles of Association of the
Company, to make market purchases [Section 163(3) of
the Companies Act 1985] of up to 131 million shares
of 3 1/9 pence each in the capital of the Company, at
 a minimum price of 3 1/9 pence and not more than 5%
above the average market value for such shares
derived from the London Stock Exchange Daily Official
 List, over the previous 5 business days; that
stipulated by Article 5(1) of the buy-back and
stabilization regulation [EC No. 2273/2003];
[Authority expires the earlier of the conclusion of
the next AGM of the Company or 30 JUN 2010]; the
Company, before the expiry, may make a contract to
purchase ordinary shares which will or may be
executed wholly or partly after such expiry

PROPOSAL #23.: Authorize the Company, pursuant to the                      ISSUER          YES          FOR               FOR
 Section 366 of the Companies Act 2006 [the Act],
that are its subsidiaries at any time during the
period for which this resolution is effective: (a)
make a political donation [as such term is defined in
 Section 364 of the Act) to the political parties to
which Part 14 of the Act applies, and independent
election candidates to whom Part 14 of the Act
applies, not exceeding GBP 100,000 in aggregate in
any FY; (b) make a political donation [as such term
is defined in Section 364 of the Act) to the
political organizations to which Part 14 of the Act
applies, other than political parties to which Part
14 of the Act applies, not exceeding GBP 100,000 in
aggregate in any FY; (c) to incur political
expenditure [as such term is defined in section 365
of the Act] not exceeding GBP 100,000 in aggregate in
 any FY, in each case during the period, in each case
 during the period beginning with the date of passing
 this resolution and ending at the conclusion of the
next AGM or 30 JUN 2010 [whichever is earlier]

PROPOSAL #S.24: Approve that a general meeting other                       ISSUER          YES          FOR               FOR
than an AGM may be called on not less than 14 days'
clear notice

PROPOSAL #25.: Authorize the Directors to agree to                         ISSUER          YES          FOR               FOR
modify the agreement dated 28 JUN 1946 [as amended by
 Supplemental Agreements dated 20 JUL 1951, 21 DEC
1981 and 15 MAY 2006] with Unilever N. V. of the
Netherlands known as the Equalization Agreement by
replacing the definition of relevant rate of exchange
 with the following as specified and to make certain
other minor consequently modifications as reflected
in the form of Equalization Agreement Amendment
Agreement produced to the meeting and for the purpose
 of identification signed by the Chairman thereof
[subject to any non-material changes as may be
approved by the Directors[s] executing the
Equalization Agreement Amendment Agreement]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNILEVER PLC
  TICKER:                N/A             CUSIP:     G92087165
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors to agree to                          ISSUER          YES          FOR               FOR
modify the agreement dated 28 JUNE 1946 [as amended
by Supplemental Agreements dated 20 JULY 1951, 21 DEC
 1981 and 15 MAY 2006] with Unilever N.V. of the
Netherlands known as the Equalization Agreement by
replacing the definition of relevant rate of exchange
 with the definition: Relevant Rate of Exchange shall
 mean the rate of exchange as determined by the Dutch
 Company and the English Company in such manner as
they shall deem appropriate between the currency or
currencies in which dividends are to be paid on the
Ordinary share capital of the Dutch Company and the
currency or currencies in which dividends are to be
paid on the ordinary share capital of the English
Company on the day which is 1 day prior to the date
on which such dividends are to be declared or
resolved to be recommended or if it is not in the
opinion of the Dutch Company and the English Company
practicable to determine a representative rate of
exchange on that day on the next earlier day on which
 it is in their opinion practicable to determine a
representative rate of exchange, and to make certain
other minor consequential modifications as reflected
in the form of Equalization Agreement Amendment
Agreement produced to the meeting and for the
purposes of identification signed by the Chairman
thereof [subject to any non-material changes as may
be approved by the Director's executing the
Equalization Agreement Amendment Agreement]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNITED MICROELECTRONICS CORP
  TICKER:                N/A             CUSIP:     Y92370108
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Chairman: Mr. Stan Hung                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.: Chairman's address                                           ISSUER          NO           N/A               N/A

PROPOSAL #3.1: UMC 2008 business operations                                ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Supervisors' report on reviewing 2008                       ISSUER          YES          FOR               FOR
audited financial reports

PROPOSAL #3.3: Acquisition or disposal of assets with                      ISSUER          YES          FOR               FOR
 related parties in 2008

PROPOSAL #3.4: Status of 12th and 13th shares buyback                      ISSUER          YES          FOR               FOR
 program

PROPOSAL #3.5: Amendment of the Employee Stock Option                      ISSUER          YES          FOR               FOR
 Plan

PROPOSAL #3.6: Amendment of the Transfer Repurchased                       ISSUER          YES          FOR               FOR
Shares to Employees Phase XI Procedure

PROPOSAL #4.1: To acknowledge 2008 business report                         ISSUER          YES          FOR               FOR
and financial statements

PROPOSAL #4.2: To acknowledge 2008 profit and loss                         ISSUER          YES          FOR               FOR
appropriation chart

PROPOSAL #5.1: Proposal to amend the Company's Loan                        ISSUER          YES          FOR               FOR
Procedure

PROPOSAL #5.2: Proposal to amend the Company's                             ISSUER          YES          FOR               FOR
Endorsements and Guarantees Procedure

PROPOSAL #5.3: Proposal to amend the Company's                             ISSUER          YES          FOR               FOR
Financial Derivatives Transaction Procedure

PROPOSAL #5.4: Proposal to amend the Company's                             ISSUER          YES          FOR               FOR
Acquisition or Disposal of Assets Procedure

PROPOSAL #5.5: Proposal to discuss the acquisition of                      ISSUER          YES          FOR               FOR
 total shares of He Jian Technology (Suzhou) Co., Ltd
 through merging with the Holding Companies

PROPOSAL #5.6: Proposal to discuss the new share                           ISSUER          YES          FOR               FOR
issuance for merging with the Holding Companies of He
 Jian Technology (Suzhou) Co., Ltd

PROPOSAL #6.1: Election Mr. Chun-Yen Chang [ID:                            ISSUER          YES          FOR               FOR
D100028575] as an Independent Director

PROPOSAL #6.2: Election Mr. Chung Laung Liu [ID:                           ISSUER          YES          FOR               FOR
S124811949] as an Independent Director

PROPOSAL #6.3: Election Mr. Paul S.C. Hsu [ID:                             ISSUER          YES          FOR               FOR
F102847490] as an Independent Director

PROPOSAL #6.4: Election Mr. Cheng-Li Huang [ID:                            ISSUER          YES          FOR               FOR
R100769590] as an Independent Director

PROPOSAL #6.5: Election Mr. Ting-Yu Lin [ID:                               ISSUER          YES          FOR               FOR
A122296636] as an Outside Director, Shareholder No:
5015

PROPOSAL #6.6: Election Mr. Stan Hung [ID:                                 ISSUER          YES          FOR               FOR
N120210012] as a Director, Shareholder No: 111699

PROPOSAL #6.7: Election Mr. Shih-Wei Sun                                   ISSUER          YES          FOR               FOR
[Representative of Silicon Integrated Systems Corp]
as a Director, Shareholder No: 1569628

PROPOSAL #6.8: Election Mr. Wen-Yang Chen                                  ISSUER          YES          FOR               FOR
[Representative of Hsun Chieh Investment Co.] as a
Director, Shareholder No: 195818

PROPOSAL #6.9: Election Mr. Po-Wen Yen                                     ISSUER          YES          FOR               FOR
[Representative of Hsun Chieh Investment Co.] as a
Director, Shareholder No: 195818

PROPOSAL #7.: Extraordinary Motions                                        ISSUER          NO           N/A               N/A

PROPOSAL #8.: Adjournment                                                  ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                USINAS SIDERURGICAS DE MINAS GERAIS SA-USIMINAS, B
  TICKER:                N/A             CUSIP:     P9632E117
  MEETING DATE:          3/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To take knowledge of the Directors                           ISSUER          NO           N/A               N/A
accounts, to examine discuss and approve the
Company's consolidated financial statements and the
annual report for the FYE 31 DEC 2008

PROPOSAL #2.: Allocation of the net profit for the FY                      ISSUER          NO           N/A               N/A
 and ratification of the early distribution of
interest over capital, intermediate and
complementary, and of dividends, as well the proposal
 for the capital budget for the year 2009

PROPOSAL #3.: Setting of the total annual amount of                        ISSUER          NO           N/A               N/A
remuneration of the Members of the Board of Directors

PROPOSAL #4.: Election of a full and alternate Member                      ISSUER          NO           N/A               N/A
 of the Board of Directors to serve the remainder of
the term in office until the AGM for the year 2010,
to replace Mr. Gabriel Stoliar and his respective
alternate

PROPOSAL #5.: Elect the full and substitute Members                        ISSUER          YES        AGAINST           AGAINST
of the Finance Committee, and approve to set their
remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VALLOUREC USINES A TUBES DE LORRAINE ESCAUT ET VAL
  TICKER:                N/A             CUSIP:     F95922104
  MEETING DATE:          6/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
for the 2008 FY

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the 2008 FY

PROPOSAL #O.3: Approve the distribution of profits                         ISSUER          YES          FOR               FOR
for the 2008 FY and establishment of the dividend

PROPOSAL #O.4: Approve the payment option of the                           ISSUER          YES          FOR               FOR
dividend in shares

PROPOSAL #O.5: Approve the agreements referred to in                       ISSUER          YES        AGAINST           AGAINST
Article L.225-86 ET sequence of the Commercial Code

PROPOSAL #O.6: Approve the regulated agreements                            ISSUER          YES        AGAINST           AGAINST
referred to in Article L.225-90-1 of the Commercial
Code concerning Mr. Philippe Crouzet

PROPOSAL #O.7: Ratify the appointment of the Bollore                       ISSUER          YES          FOR               FOR
Company as a Member of the Supervisory Board

PROPOSAL #O.8: Ratify the appointment of Mr. Jean-                         ISSUER          YES          FOR               FOR
Francois Cirelli as a Member of the Supervisory Board

PROPOSAL #O.9: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
operate on the Company's shares

PROPOSAL #E.10: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to issue shares equities giving access to the
capital, with maintenance of preferential
subscription rights

PROPOSAL #E.11: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to issue shares equities giving access to the
capital, with cancellation of preferential
subscription rights

PROPOSAL #E.12: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
fix the issuance price in accordance with the
modalities established by the General Assembly, up to
 10% of the capital, in case of an issuance with
cancellation of preferential subscription rights

PROPOSAL #E.13: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the number of equities to be issued in case
of a capital increase with or without preferential
subscription rights

PROPOSAL #E.14: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
issue shares or securities giving access to the
capital without preferential subscription rights with
 remuneration in kind for capital equities or
securities giving access to the capital

PROPOSAL #E.15: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital 1 or many times by
incorporation of premiums, reserves or benefits

PROPOSAL #E.16: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to issue securities giving access to grant
financial equities and not giving access to a capital
 increase of the Company

PROPOSAL #E.17: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
grant shares and/or securities giving access to the
capital reserved to Members of a Company Savings
Plan, with cancellation of preferential subscription
rights for their benefit

PROPOSAL #E.18: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the capital reserved to the employees of the
 foreigner companies of the Vallourec Group (and
those having similar rights) outside the Company
Savings Plan, with cancellation of preferential
subscription rights of shareholders

PROPOSAL #E.19: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to increase the capital reserved to the credit
institution under a transaction reserved to the
employees, with cancellation of preferential
subscription rights of shareholders

PROPOSAL #E.20: Authorize the Board of Director in                         ISSUER          YES          FOR               FOR
order to allocate existing shares or shares to be
issued for the benefit of French non-residential
Members of the Group's employees or some of them
under a tender for employees

PROPOSAL #E.21: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to grant subscription or purchase options of
shares

PROPOSAL #E.22: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
reduce the share capital by cancellation of own shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VIVENDI
  TICKER:                N/A             CUSIP:     F97982106
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements and                        ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #O.2: Approve the consolidated financial                          ISSUER          YES          FOR               FOR
statements and statutory reports

PROPOSAL #O.3: Approve the treatment of losses and                         ISSUER          YES          FOR               FOR
allocation of dividends of EUR 1.40 per share

PROPOSAL #O.4: Grant Authority for the payment of                          ISSUER          YES          FOR               FOR
dividends by shares

PROPOSAL #O.5: Approve the Auditors' special report                        ISSUER          YES          FOR               FOR
regarding related-party transactions

PROPOSAL #O.6: Approve the transaction with Jean-                          ISSUER          YES          FOR               FOR
Bernard Levy related to severance payments

PROPOSAL #O.7: Elect Mr. Maureen Chiquet as a                              ISSUER          YES          FOR               FOR
Supervisory Board Member

PROPOSAL #O.8: Elect Mr. Christophe De Margerie as a                       ISSUER          YES          FOR               FOR
Supervisory Board Member

PROPOSAL #O.9: Grant authority for the repurchase of                       ISSUER          YES          FOR               FOR
up to 10% of issued share capital

PROPOSAL #E.10: Approve the reduction in share                             ISSUER          YES          FOR               FOR
capital via cancellation of repurchased shares

PROPOSAL #E.11: Grant authority for the issuance of                        ISSUER          YES          FOR               FOR
equity or equity-linked securities with preemptive
rights up to aggregate nominal amount of EUR 1.5
Billion

PROPOSAL #E.12: Grant authority for the issuance of                        ISSUER          YES          FOR               FOR
equity or equity-linked securities without preemptive
 rights up to amount of EUR 800 million

PROPOSAL #E.13: Authorize the Board to increase                            ISSUER          YES          FOR               FOR
capital in the event of additional demand related to
delegation submitted to shareholder vote under items
11 and 12

PROPOSAL #E.14: Grant authority to the capital                             ISSUER          YES          FOR               FOR
increase of up to 10% of issued capital for future
acquisitions

PROPOSAL #E.15: Approve the Employees Stock Option                         ISSUER          YES          FOR               FOR
Plan
PROPOSAL #E.16: Approve the Stock Purchase Plan                            ISSUER          YES          FOR               FOR
reserved for Employees of International Subsidiaries

PROPOSAL #E.17: Grant authority for the                                    ISSUER          YES          FOR               FOR
capitalization of reserves of up to EUR 800 million
for bonus issue or increase in par value

PROPOSAL #E.18: Grant authority for the filing of                          ISSUER          YES          FOR               FOR
required documents/other formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VODAFONE GROUP PLC, NEWBURY BERKSHIRE
  TICKER:                N/A             CUSIP:     G93882135
  MEETING DATE:          7/29/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and                         ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #2.: Re-elect Sir John Bond as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-elect Mr. John Buchanan as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. Vittorio Colao as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #5.: Re-elect Mr. Andy Halford as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Mr. Alan Jebson as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. Nick Land as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-elect Mr. Anne Lauvergeon as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #9.: Re-elect Mr. Simon Murray as a Directorq                     ISSUER          YES          FOR               FOR

PROPOSAL #10.: Re-elect Mr. Luc Vandevelde as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #11.: Re-elect Mr. Anthony Watson as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #12.: Re-elect Mr. Philip Yea as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #13.: Approve the final dividend of 5.02                          ISSUER          YES          FOR               FOR
pence per ordinary share

PROPOSAL #14.: Approve the remuneration report                             ISSUER          YES          FOR               FOR

PROPOSAL #15.: Re-appoint Deloitte Touche LLP as the                       ISSUER          YES          FOR               FOR
Auditors of the Company

PROPOSAL #16.: Authorize the Audit Committee to fix                        ISSUER          YES          FOR               FOR
remuneration of the Auditors

PROPOSAL #17.: Grant authority for the issue of                            ISSUER          YES          FOR               FOR
equity or equity-linked securities with pre-emptive
rights up to aggregate nominal amount of USD

PROPOSAL #s.18: Grant authority for the issue of                           ISSUER          YES          FOR               FOR
equity or equity-linked securities without pre-
emptive rights up to aggregate nominal amount of USD
300,000,000, Subject to the Passing of Resolution 17

PROPOSAL #s.19: Grant authority 5,300,000,000                              ISSUER          YES          FOR               FOR
ordinary shares for market purchase

PROPOSAL #20.: Authorize the Company and its                               ISSUER          YES          FOR               FOR
Subsidiaries to make EU political donations to
political parties, and/or Independent Election
Candidates, to Political Organisations other than
political parties and incur EU political expenditure
up to GBP 100,000

PROPOSAL #s.21: Amend the Articles of Association                          ISSUER          YES          FOR               FOR

PROPOSAL #22.: Approve the Vodafone Group 2008                             ISSUER          YES          FOR               FOR
Sharesave Plan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VOLVO AKTIEBOLAGET
  TICKER:                N/A             CUSIP:     928856301
  MEETING DATE:          4/1/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          YES          FOR               FOR

PROPOSAL #2.: Elect Mr. Sven Unger, Attorney at law,                       ISSUER          YES          FOR               FOR
to be the Chairman of the meeting

PROPOSAL #3.: Approve the verification of the voting                       ISSUER          YES          FOR               FOR
list

PROPOSAL #4.: Approval the agenda                                          ISSUER          YES          FOR               FOR

PROPOSAL #5.: Elect the minutes-checkers and vote                          ISSUER          YES          FOR               FOR
controllers

PROPOSAL #6.: Approve the determination of whether                         ISSUER          YES          FOR               FOR
the meeting has been duly convened

PROPOSAL #7.: Approve the presentation of the work of                      ISSUER          YES          FOR               FOR
 the Board and Board Committees

PROPOSAL #8.: Approve the Presentation of the annual                       ISSUER          YES          FOR               FOR
report and the Auditors' report as well as the
consolidated accounts and the Auditors' report on the
 consolidated income statement and consolidated
balance sheet

PROPOSAL #9.: Adopt the income statement and balance                       ISSUER          YES          FOR               FOR
sheet and the consolidated income statement and
consolidated balance sheet

PROPOSAL #10.: Approve the dividend of SEK 2.00 per                        ISSUER          YES          FOR               FOR
share shall be paid; Monday 06 APR 2009 is proposed
as the record date to receive the dividend; payment
of the cash dividend is expected to occur through
Euroclear Sweden AB [formerly VPC AB] on Thursday 09
APR 2009

PROPOSAL #11.: Grant discharge of the Members of the                       ISSUER          YES          FOR               FOR
Board and of the President from liability

PROPOSAL #12.: Elect 9 Permanent Members of the Board                      ISSUER          YES          FOR               FOR
 of Directors and no deputy Members

PROPOSAL #13.: Approve that the individual fees shall                      ISSUER          YES          FOR               FOR
 remain on the same level as during 2008; the
Election Committee accordingly proposes that the
Chairman of the Board is awarded SEK 1,500,000 and
each of the other members SEK 500,000 with the
exception of the president; it is further proposed
that the Chairman of the Audit Committee is awarded
SEK 250,000 and the other 2 Members in the Audit
Committee SEK 125,000 each and the Members of the
remuneration committee SEK 75,000 each

PROPOSAL #14.: Re-elect Messrs. Peter Bijur, Leif                          ISSUER          YES        AGAINST           AGAINST
Johansson, Finn Johnsson as Chairman, Messrs. Louis
Schweitzer, Ravi Venkatesan, Lars Westerberg and Ying
 Yeh as a Board of Directors; Elect Messrs. Jean-
Baptiste Duzan and Anders Nyren as a Board of

PROPOSAL #15.: Elect the Chairman of the Board,                            ISSUER          YES          FOR               FOR
Messrs. Finn Johnsson, Carl-Olof by, representing AB
industrivarden, Lars Forberg, representing Violet
Partners LP, Lars Ohrstedt, representing AFA
Forsakring and Thierry Moulonguet, representing
Renault s.a.s., are elected Members of the Election
Committee and acknowledge that no fees shall be paid
to the Members of the Election Committee

PROPOSAL #16.: Amend the Article 7 of the Articles of                      ISSUER          YES          FOR               FOR
 Association

PROPOSAL #17.: Adopt the remuneration policy for                           ISSUER          YES          FOR               FOR
Senior Executives as specified

PROPOSAL #18.A: Approve the share-based incentive                          ISSUER          YES        AGAINST           AGAINST
program 2009/2010 - 2011/2012 for Senior Executives
as specified

PROPOSAL #18.B: Approve the transfer of repurchased                        ISSUER          YES        AGAINST           AGAINST
shares in the Company to the participants in the
program as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WEICHAI POWER CO LTD
  TICKER:                N/A             CUSIP:     Y9531A109
  MEETING DATE:          8/20/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the [Rules for the Connected                         ISSUER          YES          FOR               FOR
Transactions of Weichai Power Company Limited]

PROPOSAL #2.: Approve the appointment of Messrs.                           ISSUER          YES          FOR               FOR
Ernst & Young as the Non-PRC Auditors of the Company
and authorize the Directors to determine their
remuneration, as specified

PROPOSAL #S.3: Amend the Articles 7, 42, 47, 48, 67,                       ISSUER          YES          FOR               FOR
70, 71, 73, 74, 83, 84, 91, 94 of Association of the
Company, as specified

PROPOSAL #S.4: Approve the amendment to [Rules for                         ISSUER          YES          FOR               FOR
the Shareholders' Meeting of Weichai Power Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WEICHAI POWER CO LTD
  TICKER:                N/A             CUSIP:     Y9531A109
  MEETING DATE:          11/3/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve conditional upon: i] the                            ISSUER          YES          FOR               FOR
Listing Committee of The Stock Exchange of Hong Kong
Limited [Stock Exchange] granting or agreeing to
grant the listing of, and permission to deal in, the
H Shares [as defined below] to be issued under the
Bonus Shares Issue [as defined below]; ii] the
approval by and/or filing at the relevant
governmental or regulatory authorities of the
People's Republic of China [the PRC, which, for the
purposes of this resolution, excludes the Hong Kong
Special Administrative Region [Hong Kong] and the
Macau Special Administrative Region] being obtained
and/or completed [to the extent required under the
relevant PRC Laws, rules and regulations]; iii] the
approval of the Bonus Shares Issue by the EGM of the
shareholders of the Company and class meeting of the
holders of A Shares [as defined below], respectively;
 and iv] the approval of consequential amendments to
the Articles of Association of the Company as a
result of the Bonus Shares Issue by the EGM of the
shareholders of the Company: a) the bonus issue of
shares of RMB 1.00 each in the capital of the Company
 [New Share[s]] to the shareholders of the Company
whose names appear on the register of holders of H
Shares and on the register of holders of A Shares,
respectively, on the record date [Record Date] to be
determined by the Board of Directors of the Company
[Board] on the basis of 6 New Shares for every 10
existing shares of the Company held on the Record
Date by the conversion of the amount of up to RMB
312.4 million standing to the credit of the capital
reserve of the Company and the application of the
same in paying up in full at par the New Shares
[Bonus Shares Issue] [and any fractional entitlement
to the New Shares will not be issued]; b] authorize
the Directors to exclude holders of H Shares [if any]
 who are residents outside Hong Kong of the PRC, on
account of prohibitions or requirements under
overseas laws or regulations or for some other
reasons which the Board considers to be expedient [as
 applicable], from being allotted and issued New
Shares [such Shares are referred to as Excluded
Shares hereafter]; and c] authorize the Directors to
take any and all steps or sign any and all documents
as they consider necessary desirable or expedient in
connection with the Bonus Shares Issue and the
transactions contemplated thereunder including the
dealing with any Excluded Shares and any fractional
entitlements to the New Shares and the proceeds from
the sale thereof in respect of the H Shares which
form part of the New Shares; for the purposes of this
 resolution, references to H Share[s] mean the
overseas listed foreign share[s] issued and/or to be
issued as a part of the New Shares [as the context
may require] in the capital of the Company with a RMB
 denominated par value of RMB 1.00 each and are
listed or proposed to be listed [as the case may be]
on the main board of the Stock Exchange; and
references to A Share[s] mean the ordinary share[s]
issued and/or to be issued as a part of the New

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WEICHAI POWER CO LTD
  TICKER:                N/A             CUSIP:     Y9531A109
  MEETING DATE:          11/3/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve, conditional upon: i] the                           ISSUER          YES          FOR               FOR
Listing Committee of The Stock Exchange of Hong Kong
Limited [Stock Exchange] granting or agreeing to
grant the listing of, and permission to deal in, the
H Shares [as specified] to be issued under the Bonus
Shares Issue [as specified]; ii] the approval by
and/or filing at the relevant governmental or
regulatory authorities of the People's Republic of
China [the PRC, which, for the purposes of this
resolution, excludes the Hong Kong Special
Administrative Region [Hong Kong] and the Macau
Special Administrative Region] being obtained and/or
completed [to the extent required under the relevant
PRC Laws, rules and regulations]; iii] the approval
of the Bonus Shares Issue by the class meeting of the
 holders of H Shares and of the holders of the A
shares [as specified], respectively; and iv] the
approval of resolution 2 [as specified] by the
shareholders of the Company: a) the bonus issue of
shares of RMB 1.00 each in the capital of the Company
 [New Share[s]] to the shareholders of the Company
whose names appear on the register of holders of H
Shares and on the register of holders of A Shares,
respectively, on the record date [Record Date] to be
determined by the Board of Directors of the Company
[Board] on the basis of 6 New Shares for every 10
existing shares of the Company held on the Record
Date by the conversion of the amount of up to RMB
312.4 million standing to the credit of the capital
reserve of the Company and the application of the
same in paying up in full at par the New Shares
[Bonus Shares Issue] [and any fractional entitlement
to the New Shares will not be issued]; b] authorize
the Directors to exclude holders of H Shares [if any]
 who are residents outside Hong Kong, on account of
prohibitions or requirements under overseas laws or
regulations or for some other reasons which the Board
 considers to be expedient [as applicable], from
being allotted and issued New Shares [such Shares are
 referred to as Excluded Shares hereafter]; and c]
authorize the Directors to take any and all steps or
sign any and all documents as they consider necessary
 desirable or expedient in connection with the Bonus
Shares Issue and the transactions contemplated
thereunder including the dealing with any Excluded
Shares and any fractional entitlements to the New
Shares and the proceeds from the sale thereof in
respect of the H Shares which form part of the New
Shares; for the purposes of this resolution,
references to H Share[s] mean the overseas listed
foreign share[s] issued and/or to be issued as a part
 of the New Shares [as the context may require] in
the capital of the Company with a RMB denominated par
 value of RMB 1.00 each and are listed or proposed to
 be listed [as the case may be] on the main board of
the Stock Exchange; and references to A Share[s] mean
 the ordinary share[s] issued and/or to be issued as
a part of the New Shares [as the context may require]
 in the capital of the Company with a RMB denominated
 par value of RMB 1.00 each and are listed or

PROPOSAL #S.2: Amend, conditional upon the approval                        ISSUER          YES          FOR               FOR
of Resolution 1 [as specified] by the shareholders of
 the Company and the Bonus Shares Issue [as specified
 in the said Resolution 1] becoming unconditional
[other than the reference therein to the approval of
this Resolution 2 by the shareholders of the
Company], the Articles 7, 19, 20, 21 and 24 to the
Articles of Association of the Company as a result of
 the Bonus Shares Issue as specified and authorize
any Director to modify such amendments as appropriate
 [such amendments will not be required to be approved
 by the shareholders of the Company] and to do all
such things as necessary in respect of the amendments
 to the Articles of Association of the Company
pursuant to the results of the Bonus Shares Issue and
 the requirements [if any] of the relevant
authorities of the People's Republic of China
[including but not limited to all applications,
filings and registrations with the relevant

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WEICHAI POWER CO LTD
  TICKER:                N/A             CUSIP:     Y9531A109
  MEETING DATE:          2/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, the supplemental agreement                          ISSUER          YES          FOR               FOR
referred to in the section headed, II) Continuing
connected transactions, A) Weichai Continuing
Connected Transactions, 1) continuing connected
transactions between Weichai Holdings [and its
associates] and the Company [and its subsidiaries] a)
 provision of general services and labour services by
 Weichai Holdings [and its associates] [as the case
may be] to the Company, in the Letter from the Board
and the relevant New Caps as specified

PROPOSAL #2.: Approve, the supplemental agreement                          ISSUER          YES          FOR               FOR
referred to in the section headed, II) Continuing
connected transactions, A) Weichai Continuing
Connected Transactions, 1) continuing connected
transactions between Weichai Holdings [and its
associates] and the Company [and its subsidiaries] b)
 supply and/or connection of utilities by Weichai
Holdings [and its associates] [as the case may be] to
 the Company, in the Letter from the Board and the
relevant New Caps as specified

PROPOSAL #3.: Approve, the Weichai Purchase and                            ISSUER          YES          FOR               FOR
Processing Services Agreement referred to in the
section headed, II) Continuing connected
transactions, A) Weichai Continuing Connected
Transactions, 1) Continuing connected transactions
between Weichai Holdings [and its associates] and the
 Company [and its subsidiaries], c) purchase of
diesel engine parts and components, gas and scrap
metals, etc., materials and related products and
processing services by the Company from Weichai
Holdings [and its associates] [as the case may be] in
 the Letter from the Board and the relevant New Caps

PROPOSAL #4.: Approve, the Weichai Sale and                                ISSUER          YES          FOR               FOR
Processing Services Agreement referred to in the
section headed II) Continuing connected transactions,
 A) Weichai Continuing Connected Transactions, 1)
Continuing connected transactions between Weichai
Holdings [and its associates] and the Company [and
its subsidiaries], d) sale of diesel engines, diesel
engine parts and components, materials and related
products and provision of processing services by the
Company [and its subsidiaries] to Weichai Holdings
[and its associates] [as the case may be] in the
Letter from the Board and the relevant New Caps as
specified

PROPOSAL #5.: Approve, the supplemental agreement                          ISSUER          YES          FOR               FOR
referred to in the section headed, II) Continuing
connected transactions, A) Weichai Continuing
Connected Transactions, 2) Continuing connected
transactions between Fujian Longgong and Shanghai
Longgong [and their respective associates] and the
Company, sale of diesel engines and diesel engine
parts by the Company to Fujian Longgong and Shanghai
Longgong [and their respective associates] in the
Letter from the Board and the relevant New Caps as
specified

PROPOSAL #6.: Approve, the supplemental agreement to                       ISSUER          YES          FOR               FOR
the framework agreement dated 21 OCT 2003 referred to
 in the section headed II) Continuing connected
transactions, A) Weichai Continuing Connected
Transactions, 3) Continuing connected transactions
between Guangxi Liugong Machinery and the Company,
sale of diesel engines and diesel engine parts by the
 Company to Guangxi Liugong Machinery in the Letter
from the Board and the relevant New Caps as specified

PROPOSAL #7.: Approve, the supplemental agreement to                       ISSUER          YES          FOR               FOR
the master sales agreement dated 21 OCT 2003 referred
 to in the section headed, II) Continuing connected
transactions, A) Weichai Continuing Connected
Transactions, 4) Continuing connected transactions
between Weichai Deutz and the Company, a) sale of
semi-finished diesel engine parts and related
products by the Company to Weichai Deutz in the
Letter from the Board and the relevant New Caps as

PROPOSAL #8.: Approve the diesel engine parts and                          ISSUER          YES          FOR               FOR
components and related products purchase agreement
referred to in the section headed, II) Continuing
connected transactions, A) Weichai Continuing
Connected Transactions, 4) Continuing connected
transactions between Weichai Deutz and the Company,
b) purchase of diesel engine parts and components and
 related products by Weichai Resources from Weichai
Deutz in the Letter from the Board and the relevant
New Caps as specified

PROPOSAL #9.: Approve the diesel engines purchase                          ISSUER          YES          FOR               FOR
agreement referred to in the section headed, II)
Continuing connected transactions, A) Weichai
Continuing Connected Transactions, 4) Continuing
connected transactions between Weichai Deutz and the
Company c) purchase of diesel engines and related
products by the Company from Weichai Deutz in the
Letter from the Board and the relevant New Caps as
specified

PROPOSAL #10.: Approve, the supplemental agreement to                      ISSUER          YES          FOR               FOR
 the framework agreement dated 17 NOV 2003 referred
to in the section headed, II) Continuing connected
transactions, A) Weichai Continuing Connected
Transactions, 5) Continuing connected transactions
between Shandong Juli and the Company, a) sale of
diesel engines and related products by the Company to
 Shandong Juli in the Letter from the Board and the
relevant New Caps as specified

PROPOSAL #11.: Approve, the Juli Purchase and                              ISSUER          YES          FOR               FOR
Processing Services Agreement as specified, referred
to in the section headed, II) Continuing connected
transactions, A) Weichai Continuing Connected
Transactions, 5) Continuing connected transactions
between Shandong Juli and the Company, b) purchase of
 diesel engine parts and components, materials, steel
 and scrap metal, etc., and related products and
processing services by the Company and Weichai
Resources [as the case may be] from Shandong Juli in
the Letter from the Board and the relevant New Caps
as specified

PROPOSAL #12.: Approve the supplemental agreement to                       ISSUER          YES          FOR               FOR
the parts and components sale agreement dated 01 AUG
2007 referred to in the section headed, II)
Continuing connected transactions, B) TAGC Continuing
 Connected Transactions, 1) Continuing connected
transactions between SFGC and Fast Transmission, a)
sale of parts and components of transmissions and
related products by SFGC to Fast Transmission in the
Letter from the Board and the relevant New Caps as

PROPOSAL #13.: Approve the supplemental agreement to                       ISSUER          YES          FOR               FOR
the parts and components and related products
purchase agreement dated 01 AUG 2007 referred to in
the section headed, II) Continuing connected
transactions, B) TAGC Continuing Connected
Transactions, 1) Continuing connected transactions
between SFGC and Fast Transmission, b) purchase of
parts and components of transmissions and related
products by SFGC from Fast Transmission in the Letter
 from the Board and the relevant New Caps as specified

PROPOSAL #14.: Approve the supplemental agreement to                       ISSUER          YES          FOR               FOR
vehicles, parts and components and raw materials sale
 and heat processing agreement referred to in the
section headed, II) Continuing connected
transactions, B) TAGC Continuing Connected
Transactions, 2) Continuing connected transactions
between Shaanxi Zhongqi [and its subsidiaries] and
Shaanxi Automotive [and its associates], a) sale of
vehicles, parts and components of vehicles and
related products and provision of heat processing
services by Shaanxi Zhongqi, Hande Axle, Jingding and
 Tiangua [as the case may be] to Shaanxi Automotive
and its associates [as the case may be] in the Letter
 from the Board and the relevant New Caps as specified

PROPOSAL #15.: Approve the supplemental agreement to                       ISSUER          YES          FOR               FOR
the parts and components and scrap steel purchase
agreement dated 01 AUG 2007 referred to in the
section headed, II) Continuing connected
transactions, B) TAGC Continuing Connected
Transactions, 2) Continuing connected transactions
between Shaanxi Zhongqi [and its subsidiaries] and
Shaanxi Automotive [and its associates], b) purchase
of parts and components of vehicles, scrap steel and
related products by Shaanxi Zhongqi, Hande Axle,
Jingding, Shaanxi Import and Tiangua [as the case may
 be] from Shaanxi Automotives associates in the
Letter from the Board and the relevant New Caps as

PROPOSAL #16.: Approve the supplemental agreement to                       ISSUER          YES          FOR               FOR
off-road vehicles sale agreement dated 01 AUG 2007
referred to in the section headed, II) Continuing
connected transactions, B) TAGC Continuing Connected
Transactions, 3) Continuing connected transactions
between DFOVCL and Dong Feng Automotive [and its
associates] [as the case maybe], a) sale of off-road
vehicles by DFOVCL to Dong Feng Automotive in the
Letter from the Board and the relevant New Caps as
specified

PROPOSAL #17.: Approve the supplement agreement to                         ISSUER          YES          FOR               FOR
parts and components purchase agreement referred to
in the section headed, II) Continuing connected
transactions, B) TAGC Continuing Connected
Transactions, 3) Continuing connected transactions
between DFOVCL and Dong Feng Automotive [and its
associates] [as the case maybe], b) purchase of parts
 and components of off-road vehicles and related
products by DFOVCL from Dong Feng Automotive [and its
 associates] [as the case may be] and provision of
technical support services by Dong Feng Automotive to
 DFOVCL in the Letter from the Board and the relevant
 New Caps as specified

PROPOSAL #S.18: Authorize the Board of Directors,                          ISSUER          YES        AGAINST           AGAINST
[subject to the approval from the relevant PRC
regulatory authorities], within a period of 2 years
from the relevant registration in the PRC, a general
mandate to issue debentures [or other non-equity
related debt instruments], in 1 or more tranches,
with an amount less than RMB 2,700 million [the
Debenture Issue]; and authorize the Board of
Directors [or any committee thereof], taking into
consideration the specific needs of the Company and
other market conditions, to determine the terms and
conditions of and other matters relating to the
Debenture Issue [including, but not limited to, the
determination of the actual aggregate amount,
interest rate, rating, guarantee arrangements and use
 of the proceeds of the Debenture Issue]; and to do
all such acts which are necessary and incidental to
the Debenture Issue [including, but not limited to,
the securing of approvals, the determination of
selling arrangements and the preparation of relevant
application documents]; and to approve and ratify to
take all such steps which are necessary for the
purposes of executing the Debenture Issue [including,
 but not limited to, the execution of all requisite
documentation and the disclosure of relevant
information in accordance with application laws], and
 to the extent that any of the aforementioned acts
and steps have already been undertaken by the Board
of Directors [or any committee thereof] in connection
 with the Debenture Issue, such acts and steps

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WEICHAI PWR CO LTD
  TICKER:                N/A             CUSIP:     Y9531A109
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report of the                             ISSUER          YES          FOR               FOR
Company for the YE 31 DEC 2008

PROPOSAL #2.: Approve the report of the Board of                           ISSUER          YES          FOR               FOR
Directors of the Company for the YE 31 DEC 2008

PROPOSAL #3.: Approve the report of the Supervisory                        ISSUER          YES          FOR               FOR
Committee of the Company for the YE 31 DEC 2008

PROPOSAL #4.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements of the Company and the Auditors' report
for the YE 31 DEC 2008

PROPOSAL #5.: Approve the final financial report of                        ISSUER          YES          FOR               FOR
the Company for the YE 31 DEC 2008

PROPOSAL #6.: Approve the distribution of profit to                        ISSUER          YES          FOR               FOR
the shareholders of the Company for the YE 31 DEC 2008

PROPOSAL #7.: Re-appoint Shandong Zheng Yuan Hexin                         ISSUER          YES          FOR               FOR
Accountants Limited as the PRC Auditors of the
Company and authorize the Directors to determine
their remuneration [and, for the purpose of this
resolution, PRC means the People's Republic of China,
 but excluding Hong Kong, Macau and Taiwan]

PROPOSAL #8.: Re-appoint Messrs. Ernst & Young as the                      ISSUER          YES          FOR               FOR
 non-PRC Auditors of the Company and authorize the
Directors to determine their remuneration [and, for
the purpose of this resolution, PRC means the
People's Republic of China, but excluding Hong Kong,
Macau and Taiwan]

PROPOSAL #9.: Authorize the Board of Directors for                         ISSUER          YES          FOR               FOR
the payment of interim dividend [if any] to the
shareholders of the Company for the YE 31 DEC 2009

PROPOSAL #10.: Approve the amendments to the [working                      ISSUER          YES          FOR               FOR
 rules of the Remuneration Committee of the Board of
Directors] of the Company

PROPOSAL #S.11: Amend the Articles of Association of                       ISSUER          YES          FOR               FOR
the Company [the Existing Articles]: 1) in the first
paragraph of Article 7 of the Existing Articles, the
words and amended at the AGM of 2008 held on 2009, be
 added after the words amended at the second EGM of
2008 held on 03 NOV 2008; 2) in the second paragraph
of Article 120 of the Existing Articles, the words 10
 days in the sentence the last day shall be the day
10 days before the date of general meeting be
replaced by 16 days; 3) the following be inserted
after the first paragraph of Article 201 of the
Existing Articles: the profit distribution policy of
the Company should focus on the reasonable the
investment return of the investors while ensuring the
 sustainability and stability, the cash dividend
distribution shall be made in due time, when the cash
 flow of the Company satisfied the needs for normal
production, operation and development

PROPOSAL #S.12: Authorize the Board of the Directors                       ISSUER          YES        AGAINST           AGAINST
to separately or concurrently allot, issue and deal
with additional A Shares and/or H Shares and to make
or grant offers, agreements and/or options in respect
 thereof, subject to the following conditions: a) the
 general mandate shall not extend beyond the relevant
 period save that the Board of Directors may during
the relevant period make or grant offers, agreements
and/or options which may require the exercise of such
 power after the end of the relevant period; b) the
aggregate nominal amount of the A Shares and the H
Shares allotted and issued or agreed conditionally or
 unconditionally to be allotted and issued [whether
pursuant to an option or otherwise] by the Board of
Directors [otherwise than pursuant to any scrip
dividend scheme [or similar arrangement providing for
 the allotment and issue of shares in lieu of the
whole or part of a dividend], any share option
scheme, a rights issue or any separate approval of
the shareholders of the Company] shall not exceed 20%
 of the aggregate nominal amount of the A and H
Shares in issue, respectively, in each case as at the
 date of passing of this resolution; and c) the Board
 of Directors will only exercise its power under the
general mandate in accordance with the Company Law of
 the People's Republic of China [the PRC, which for
the purpose of this resolution excludes the Hong Kong
 Special Administrative Region [Hong Kong], the Macau
 Special Administrative Region and Taiwan] and the
Rules Governing the Listing of Securities on The
Stock Exchange of Hong Kong Limited [as may be
amended from time to time] and, if required, only if
all necessary approvals from the China Securities
Regulatory Commission and/or other relevant PRC
government authorities are obtained [provided that in
 the event that A Shares are to be issued pursuant to
 the General Mandate, and if the then applicable laws
 and regulations of the PRC require such issue to be
approved by the shareholders of the Company, further
meeting(s) of the shareholders of the Company will be
 convened to consider and approve such a share issue;
 and in the event that the general mandate is not
approved by the relevant regulatory authorities in
the PRC in respect of the issue of A Shares, the
general mandate shall be limited to the issue of H
Shares only]; [Authority expires the earlier of the
conclusion the conclusion of the next AGM of the
Company following the passing of this special
resolution, unless, by a special resolution passed at
 that meeting, the General Mandate is renewed, either
 unconditionally or subject to conditions or the
expiry of the period within which the next AGM is
required by the Articles of Association of the
Company or any applicable law to be held]; and
authorize the Board of Directors, contingent on the
Board of Directors resolving to exercise the general
mandate and/or issue shares pursuant to this
resolution above: a) to approve, execute and do,
and/or procure to be executed and done, all such
documents, deeds and matters which it may consider

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WESTPAC BANKING CORP, SYDNEY NSW
  TICKER:                N/A             CUSIP:     Q97417101
  MEETING DATE:          12/11/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report, the                            ISSUER          NO           N/A               N/A
Director's report and the Auditor's report for the YE
 30 SEP 2008

PROPOSAL #2.: Adopt the remuneration report for the                        ISSUER          YES          FOR               FOR
YE 30 SEP 2008

PROPOSAL #3.a: Re-elect Ms. Elizabeth Blomfield Bryan                      ISSUER          YES          FOR               FOR
 as a Director of Westpac

PROPOSAL #3.b: Re-elect Ms. Carolyn Judith Hewson as                       ISSUER          YES          FOR               FOR
a Director of Westpac

PROPOSAL #3.c: Re-elect Mr. Lindsay Philip Maxsted as                      ISSUER          YES          FOR               FOR
 a Director of Westpac

PROPOSAL #3.d: Elect Mr. John Simon Curtis as a                            ISSUER          YES          FOR               FOR
Director of Westpac

PROPOSAL #3.e: Elect Mr. Peter John Oswin Hawkins as                       ISSUER          YES          FOR               FOR
a Director of Westpac

PROPOSAL #3.f: Elect Mr. Graham John Reaney as a                           ISSUER          YES          FOR               FOR
Director of Westpac

PROPOSAL #4.: Approve to increase the maximum                              ISSUER          YES        AGAINST           AGAINST
aggregate amount of annual remuneration that may be
paid to the Non-Executive Directors by AUD 1.5
million, from AUD 3 million to AUD 4.5 million, with
effect from the merger implementation date

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WIMM BILL DANN FOODS
  TICKER:                WBD             CUSIP:     97263M109
  MEETING DATE:          9/4/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: IN ORDER TO COMPLY WITH THE FORMAL                           ISSUER          YES        AGAINST           AGAINST
REQUIREMENTS OF THE FEDERAL LAW ON JOINT-STOCK
COMPANIES AS RELATED TO INTERESTED PARTY TRANSACTIONS
 AND DUE TO THE ABSENCE OF THE ACTUAL CONFLICT OF
INTEREST, SEPERATE INDEMNIFICATION AGREEMENTS BETWEEN
 WBD FOODS OJSC AND OFFICIALS OF WBD FOODS OJSC SHALL
 BE APPROVED.

PROPOSAL #1B: IN ORDER TO COMPLY WITH THE FORMAL                           ISSUER          YES        AGAINST           AGAINST
REQUIREMENTS OF THE FEDERAL LAW ON JOINT-STOCK
COMPANIES AS RELATED TO INTERESTED PARTY TRANSACTIONS
 AND DUE TO THE ABSENCE OF THE ACTUAL CONFLICT OF
INTEREST, AGREEMENTS ON LEGAL EXPENSES COMPENSATION
BETWEEN WBD FOODS OJSC AND OFFICIALS OF WBD FOODS
OJSC SHALL BE APPROVED.

PROPOSAL #02: APPROVE THE NEW VERSION OF WBD FOODS                         ISSUER          YES        AGAINST           AGAINST
OJSC CHARTER.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ZURICH FINANCIAL SERVICES, ZUERICH
  TICKER:                N/A             CUSIP:     H9870Y105
  MEETING DATE:          4/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report including                          ISSUER          YES          FOR               FOR
remuneration report, the annual financial statements
and consolidated financial statements for 2008

PROPOSAL #2.: Approve the appropriation of the                             ISSUER          YES          FOR               FOR
available earnings of Zurich Financial Services for
2008

PROPOSAL #3.: Approve to discharge the Members of the                      ISSUER          YES          FOR               FOR
 Board of Directors and the Group Executive Committee

PROPOSAL #4.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
share capital and amend the Article 5 BIS Paragraph 1
 of the Articles of Incorporation

PROPOSAL #5.: Approve to increase the contingent                           ISSUER          YES          FOR               FOR
share capital and amend the Article 5 TER Paragraph
1a of the Articles of Incorporation

PROPOSAL #6.: Approve to change the Company name                           ISSUER          YES          FOR               FOR

PROPOSAL #7.1.1: Re-elect Mr. Thomas Escher to the                         ISSUER          YES          FOR               FOR
Board of Director

PROPOSAL #7.1.2: Re-elect Mr. Don Nicolaisen to the                        ISSUER          YES          FOR               FOR
Board of Director

PROPOSAL #7.1.3: Re-elect Mr. Philippe Pidoux to the                       ISSUER          YES          FOR               FOR
Board of Director

PROPOSAL #7.1.4: Re-elect Mr. Vernon Sankey to the                         ISSUER          YES          FOR               FOR
Board of Director

PROPOSAL #7.2: Re-elect PricewaterhouseCoopers as the                      ISSUER          YES          FOR               FOR
 Auditors

                                                         SIGNATURES
  Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
  VANGUARD TRUSTEES' EQUITY FUND
  By:     /s/F. William McNabb III
             (Heidi Stam)
             F. William McNabb III*
             President, Chief Executive Officer and Trustee
  Date:   August 27, 2009
      *  By Power of Attorney.  Filed on July 24, 2009, see File Number 2-88373.
                Incorporated by Reference.